                                                                   Exhibit 10.31

                                 $120,000,0003


                           REVOLVING CREDIT AGREEMENT

                           Dated as of April 11, 1996


                                     Among


                         CADENCE DESIGN SYSTEMS, INC.,

                            a Delaware corporation,

                                  AS BORROWER,


                  The Lenders from time to time party hereto,


                                      and


                                CREDIT LYONNAIS,
                                NEW YORK BRANCH,


                                    AS AGENT


                                      and


                               ABN-AMRO BANK N.V.
                                      and
                       THE FIRST NATIONAL BANK OF BOSTON,


                                  AS CO-AGENTS



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
                               TABLE OF CONTENTS
                                                                                                             Page
                                                                                                             ----

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS....................................................................  1

      SECTION 1.1.         Certain Defined Terms..............................................................  1

      SECTION 1.2.         Accounting Terms................................................................... 16

      SECTION 1.3.         Other Definitional Provisions...................................................... 17

ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES.................................................................. 17

      SECTION 2.1.         Revolving Credit Facility.......................................................... 17
             (a)    Advances.................................................................................. 17
             (b)    Borrowings................................................................................ 18
             (c)    Notice of Borrowing....................................................................... 18
             (d)    Telephonic Notice......................................................................... 18
             (e)    Funding of Advances....................................................................... 18
             (f)    Notice of Borrowing Irrevocable........................................................... 18
             (g)    Assumption of Funding..................................................................... 18
             (h)    Failure of Lender to Fund................................................................. 19
             (i)    Facility Reserve; Mandatory Facility Reduction............................................ 19

      SECTION 2.2.         Extension of Maturity Date......................................................... 20
             (a)    Request for Extension..................................................................... 20
             (b)    No Duty................................................................................... 21
             (c)    Procedure................................................................................. 21
             (d)    Termination and Repayment as to Other Lenders............................................. 21

      SECTION 2.3.         Evidence of Debt................................................................... 21
             (a)    Promise to Repay.......................................................................... 21
             (b)    Loan Account.............................................................................. 21

      SECTION 2.4.         Fees............................................................................... 22
             (a)    Closing Fees.............................................................................. 22
             (b)    Commitment Fees........................................................................... 22
             (c)    Agent's Fees.............................................................................. 22

      SECTION 2.5.         Voluntary Facility Reductions...................................................... 22



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

      SECTION 2.6.         Facility Reductions; Repayment..................................................... 22
             (a)    Scheduled Facility Reductions Prior to the Maturity Date.................................. 22
             (b)    Termination or Reduction on Maturity Date................................................. 22
             (c)    Termination on Extended Maturity Date..................................................... 23
             (d)    Nonscheduled Mandatory Facility Reductions................................................ 23
             (e)    Application of Nonscheduled Facility Reductions........................................... 23
             (f)    Excess Revolving Credit Exposure.......................................................... 24
             (g)    Change of Control......................................................................... 24

      SECTION 2.7.         Interest........................................................................... 24
             (a)    Base Rate Advances........................................................................ 24
             (b)    Eurodollar Rate Advances.................................................................. 24
             (c)    Default Interest.......................................................................... 24

      SECTION 2.8.         Additional Interest on Eurodollar Rate Advances.................................... 25

      SECTION 2.9.         Interest Rate Determination and Protection......................................... 25
             (a)    Determination of Eurodollar Rate.......................................................... 25
             (b)    Notice of Eurodollar Rate................................................................. 25
             (c)    Failure to Provide Information............................................................ 25
             (d)    Suspension of Eurodollar Rate Advances.................................................... 25
             (e)    Failure to Specify Duration............................................................... 26
             (f)    Minimum Amounts........................................................................... 26
             (g)    Agent's Determination Conclusive.......................................................... 26

      SECTION 2.10.        Voluntary Conversion of Advances................................................... 26
             (a)    Notice of Conversion/Continuation......................................................... 26
             (b)    Telephonic Notice......................................................................... 26
             (c)    Requirements.............................................................................. 27
             (d)    Base Rate Advances........................................................................ 27

      SECTION 2.11.        Prepayments........................................................................ 27

      SECTION 2.12.        Funding Losses..................................................................... 27

      SECTION 2.13.        Increased Costs.................................................................... 28
             (a)    Increase in Cost.......................................................................... 28
             (b)    Increase in Capital Requirements.......................................................... 28
             (c)    Replacement Lenders and Participants...................................................... 29

      SECTION 2.14.        Illegality......................................................................... 30

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

      SECTION 2.15.        Payments and Computations.......................................................... 30
             (a)    Payments.................................................................................. 30
             (b)    Computations.............................................................................. 30
             (c)    Payment on Business Day................................................................... 30
             (d)    Presumption of Payment.................................................................... 30

      SECTION 2.16.        Taxes.............................................................................. 31
             (a)    Net Payments.............................................................................. 31
             (b)    Payment of Other Taxes.................................................................... 31
             (c)    Indemnification........................................................................... 31
             (d)    Evidence of Payments...................................................................... 32
             (e)    Withholding Tax Exemption................................................................. 32
             (f)    Withholding Taxes......................................................................... 32
             (g)    Indemnification........................................................................... 32
             (h)    Subsequent Lenders........................................................................ 33

      SECTION 2.17.        Sharing of Payments................................................................ 33

ARTICLE III CONDITIONS OF LENDING............................................................................. 34

      SECTION 3.1.         Conditions Precedent on the Closing Date........................................... 34
             (a)    Loan Documents............................................................................ 34
             (b)    Corporate Documents....................................................................... 35
             (c)    Governmental Consents..................................................................... 36
             (d)    No Injunction............................................................................. 36
             (e)    Other Deliveries.......................................................................... 36
             (f)    Legal Opinions............................................................................ 37
             (g)    Payment of Existing Debt.................................................................. 37
             (h)    Payment of Fees and Expenses.............................................................. 37
             (i)    No Material Adverse Change................................................................ 37

      SECTION 3.2.         Conditions Precedent to Each Extension of Credit................................... 37
             (a)    Notice.................................................................................... 37
             (b)    Certification............................................................................. 37

ARTICLE IV REPRESENTATIONS AND WARRANTIES..................................................................... 38

      SECTION 4.1.         Representations and Warranties of the Borrower..................................... 38
             (a)    Organization.............................................................................. 38
             (b)    Power and Authority....................................................................... 38
             (c)    Due Authorization......................................................................... 38
             (d)    Subsidiaries and Ownership of Capital Stock............................................... 38
             (e)    Governmental Approval..................................................................... 39


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

             (f)    Binding and Enforceable................................................................... 39
             (g)    Financial Information..................................................................... 39
             (h)    Material Adverse Change................................................................... 39
             (i)    Compliance................................................................................ 39
             (j)    Litigation................................................................................ 39
             (k)    No Conflict............................................................................... 40
             (l)    No Default................................................................................ 40
             (m)    Payment of Taxes.......................................................................... 40
             (n)    Margin Regulations........................................................................ 40
             (o)    Conduct of Business....................................................................... 40
             (p)    Environmental Matters..................................................................... 40
             (q)    ERISA Compliance.......................................................................... 41
             (r)    Title to Assets; No Infringement.......................................................... 42
             (s)    Perfection................................................................................ 42
             (t)    Undisclosed Liabilities................................................................... 42
             (u)    License Agreements........................................................................ 42

ARTICLE V COVENANTS OF THE BORROWER........................................................................... 42

      SECTION 5.1.         Financial Covenants................................................................ 43
             (a)    Minimum Adjusted EBITDA................................................................... 43
             (b)    Maximum Total Debt/Adjusted EBITDA Ratio.................................................. 43
             (c)    Minimum Fixed Charge Coverage Ratio....................................................... 44
             (d)    Minimum Liquidity......................................................................... 44

      SECTION 5.2.         Affirmative Covenants.............................................................. 44
             (a)    Compliance with Laws...................................................................... 44
             (b)    Inspection of Property and Books and Records.............................................. 44
             (c)    Reporting Requirements.................................................................... 44
             (d)    Preservation of Corporate Existence, Etc.................................................. 45
             (e)    New Subsidiaries.......................................................................... 46
             (f)    Maintenance of Property................................................................... 46
             (g)    Insurance................................................................................. 46
             (h)    Payment of Taxes and Lienable Items....................................................... 46
             (i)    Use of Proceeds........................................................................... 47
             (j)    Permitted Cash Investments................................................................ 47
             (k)    Further Assurances........................................................................ 47
             (l)    Licenses.................................................................................. 48

      SECTION 5.3.         Negative Covenants................................................................. 48
             (a)    Liens..................................................................................... 48
             (b)    Disposition of Assets..................................................................... 50
             (c)    Investments............................................................................... 51


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

             (d)    Limitation on Debt and Accommodation Obligations.......................................... 52
             (e)    Transactions with Affiliates.............................................................. 54
             (f)    Restricted Junior Payments................................................................ 54
             (g)    Mergers, Etc.............................................................................. 55
             (h)    Conduct of Business....................................................................... 55
             (i)    Compliance with ERISA..................................................................... 56
             (j)    Payment Restrictions Affecting Subsidiaries............................................... 56
             (k)    Transactions with IMS..................................................................... 56
             (l)    Licenses.................................................................................. 56

ARTICLE VI EVENTS OF DEFAULT.................................................................................. 57

      SECTION 6.1.         Events of Default.................................................................. 57
             (a)    Non-Payment of Principal.................................................................. 57
             (b)    Non-Payment of Interest................................................................... 57
             (c)    Non-Payment of Other Obligations.......................................................... 57
             (d)    Representations and Warranties............................................................ 57
             (e)    Financial and Negative Covenants.......................................................... 57
             (f)    Reporting and Collateral Covenants........................................................ 57
             (g)    Other Agreements.......................................................................... 57
             (h)    Default as to Other Debt.................................................................. 57
             (i)    Bankruptcy................................................................................ 58
             (j)    Judgments................................................................................. 58
             (k)    Material Adverse Change................................................................... 59
             (l)    Loan Documents............................................................................ 59
             (m)    Collateral Documents...................................................................... 59
             (n)    ERISA..................................................................................... 59

      SECTION 6.2.         Rights Not Exclusive............................................................... 60

ARTICLE VII THE AGENT......................................................................................... 60

      SECTION 7.1.         Authorization and Action........................................................... 60

      SECTION 7.2.         Agent not Liable................................................................... 60

      SECTION 7.3.         Rights as Lender................................................................... 61

      SECTION 7.4.         Lender Credit Decision............................................................. 61

      SECTION 7.5.         Indemnification.................................................................... 61

      SECTION 7.6.         Successor Agent.................................................................... 62


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
      SECTION 7.7.         Release of Collateral.............................................................. 62

      SECTION 7.8.         Release of Guarantor upon Sale of Stock............................................ 63

ARTICLE VIII MISCELLANEOUS.................................................................................... 63

      SECTION 8.1.         Amendments......................................................................... 63

      SECTION 8.2.         Notices............................................................................ 64

      SECTION 8.3.         No Waiver; Remedies................................................................ 65

      SECTION 8.4.         Costs and Expenses................................................................. 65

      SECTION 8.5.         Right of Set-off................................................................... 65

      SECTION 8.6.         General Indemnity.................................................................. 65
             (a)    Excluded Claims........................................................................... 66
             (b)    Notice.................................................................................... 66
             (c)    Selection of Counsel...................................................................... 66
             (d)    Separate Counsel.......................................................................... 66
             (e)    Settlement................................................................................ 67

      SECTION 8.7.         Assignments and Participations..................................................... 67
             (a)    Permitted Assignment...................................................................... 67
             (b)    Borrower Consent; Confidentiality......................................................... 68
             (c)    Effect of Assignment...................................................................... 68
             (d)    Maintenance of Agreements................................................................. 69
             (e)    Procedure................................................................................. 69
             (f)    Participations............................................................................ 69
             (g)    Additional Information.................................................................... 69
             (h)    Permitted Assignments..................................................................... 70

      SECTION 8.8.         Binding Effect..................................................................... 70

      SECTION 8.9.         Governing Law...................................................................... 70

      SECTION 8.10.        Waiver of Jury Trial............................................................... 70

      SECTION 8.11.        Limitation of Liability............................................................ 70

      SECTION 8.12.        Confidentiality.................................................................... 71


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
      SECTION 8.13.        Entire Agreement................................................................... 71

      SECTION 8.14.        Survival........................................................................... 71

      SECTION 8.15.        Execution in Counterparts.......................................................... 71

EXHIBITS

       Exhibit A           [Reserved]

       FORM OF LOAN ADMINISTRATION DOCUMENTS:
       Exhibit B-1  Notice of Borrowing
       Exhibit B-2  Notice of Continuance/Conversion

       FORM OF CERTAIN LOAN DOCUMENTS:
       Exhibit C-1  Form of Subsidiary Guaranty
       Exhibit C-2  Form of Pledge and Security Agreement
       Exhibit C-3  Form of Intellectual Property Assignment
       Exhibit C-4  Form of Notice of Security Interest in Deposit Accounts
       Exhibit C-5  Form of Notice of Security Interest in Financial
       Intermediary

Accounts
       Exhibit C-6  Form of Deed of Trust, Assignment of Leases and Rents,
       Security Agreement and Fixture Filing
       Exhibit C-7  Form of Unsecured Environmental Indemnity Agreement

       FORM OF OPINION OF COUNSEL:
       Exhibit D-1 Form of Opinion of Counsel for the Borrower and the Guarantors
       Exhibit D-2  Form of Opinion of Counsel Regarding Pledge of Foreign Stock

       OTHER FORMS:
       Exhibit E-1  Form of Compliance Certificate
       Exhibit E-2  Form of Assignment and Acceptance

SCHEDULES

       AGENT SCHEDULES:
       Schedule I   List of Lenders, Commitments and Pro Rata Shares

       BORROWER SCHEDULES:
       Schedule 4.1(d)     List of Subsidiaries
       Schedule 4.1(e)     List of Governmental Approvals
       Schedule 4.1(j)     List of Litigation
       Schedule 4.1(o)     List of Business Lines

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       Schedule 4.1(p)     List of Environmental Matters
       Schedule 4.1(q)     List of ERISA Matters
       Schedule 4.1(t)     List of Undisclosed Liabilities
       Schedule 5.2(h)     List of Taxes and Lienable Items
       Schedule 5.3(c)     List of Investments
       Schedule 5.3(d)     List of Liens and Debts

                           REVOLVING CREDIT AGREEMENT

                 This REVOLVING CREDIT AGREEMENT, dated as of April 11, 1996, is made by and among CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, the financial institutions signatory hereto as Lenders, and CREDIT LYONNAIS, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders.

                 In consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                                       I
                       DEFINITIONS AND ACCOUNTING TERMS

                 I.1.     CERTAIN DEFINED TERMS.  As used in this Agreement:

                 ACCOMMODATION OBLIGATION means, as applied to any Person, any direct or indirect guaranty, endorsement or other liability of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Accommodation Obligation shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Accommodation Obligation is made or, if not stated or if indeterminable, the maximum reasonably estimated potential liability in respect thereof. Endorsements of checks for collection or deposit in the ordinary course of business are not Accommodation Obligations.

                 ADJUSTED EBITDA means, for any period, an amount determined as
(i) consolidated net income of the Borrower and its Subsidiaries for such period, less (ii) any NonCash Revenues counted in determining such net income, plus (iii) to the extent counted in determining such net income and without duplication, all charges for Interest Expense, taxes, depreciation and amortization, less (iv) all research and development expenditures

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and similar costs capitalized in such period and plus (v) any noncash, non-recurring charges or asset writedowns recorded in such period that have no effect on cash of the Borrower of any Subsidiary of the Borrower in such period or any future period.

                 ADVANCE means a loan by a Lender to the Borrower pursuant to
Article II.

                 AFFILIATE of a specified Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person specified. For this purpose, "control," "controlled by" and "under common control with" with respect to any Person mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                 AGENT means Credit Lyonnais, in its capacity as agent for the Lenders hereunder, and any successor appointed pursuant to Section 7.6.

                 AGREEMENT means this Revolving Credit Agreement.

                 APPLICABLE LENDING OFFICE means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                 ASSET SALE means the sale, license, transfer or other disposition of any asset, business or property of the Borrower or any of its Subsidiaries, or the issuance or sale of any capital stock of or other equity, ownership or profit interest in any Subsidiary of the Borrower (except a dividend on any such stock or interest declared and payable solely in additional shares of such stock or interest and except for the issuance of directors' qualifying shares and the issuance of shares pursuant to local ownership requirements of foreign countries), to any Person other than the Borrower or a wholly-owned Subsidiary of the Borrower.

                 ASSIGNMENT AND ACCEPTANCE means an assignment and acceptance entered into by a Lender and an Eligible Assignee, in substantially the form of Exhibit E-2, and accepted by the Agent.

                 AUTHORIZED OFFICER means the principal financial officer, the chief accounting officer, the controller or the treasurer of the Borrower.

                 BANKRUPTCY, INSOLVENCY OR LIQUIDATION PROCEEDING means (i) any case commenced by or against the Borrower under any chapter of the United States Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower, any receivership or assignment for the benefit of creditors relating to the Borrower or any similar case or proceeding relative to the Borrower or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, and (iii) any other proceeding of any type or nature in which claims against the Borrower generally are determined, proven or paid.

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                 BASE RATE means, for any day, a fluctuating interest rate per annum equal to the higher of (i) the then effective rate of interest announced publicly by Credit Lyonnais in New York, New York, from time to time, as Credit Lyonnais' prime commercial lending rate (it being understood that such rate is merely a reference rate and is not Credit Lyonnais' best, lowest or most favorable rate), or (ii) the then effective Federal Funds Rate plus one-half percent (0.50%) per annum.

                 BASE RATE ADVANCE means an Advance which bears interest by reference to the Base Rate as provided in Section 2.7(a).

                 BORROWER means Cadence Design Systems, Inc., a Delaware corporation.

                 BORROWING means a Base Rate Advance or Eurodollar Rate Advance made by the Lenders on a Borrowing Date.

                 BORROWING DATE means the Closing Date or any subsequent Business Day occurring prior to the Maturity Date (or, in the case of each Lender that becomes bound by a written agreement to maintain its commitment to make Advances during the Extension Period as set forth in Section 2.2(c), the Extended Maturity Date) on which a Borrowing is requested.

                 BREAKAGE COSTS is defined in Section 2.12.

                 BUSINESS DAY means any day except a Saturday or Sunday or a day when commercial banks are authorized or required by law to be closed in New York, New York or San Francisco, California and, where used in reference to any Eurodollar Rate Advance, means such a day on which dealings are carried on in the London interbank market.

                 CAPITAL EXPENDITURES means all expenditures for property, plant, equipment or other fixed assets, whether paid in cash or accrued as a liability, made by the Borrower or any of its Subsidiaries.

                 CAPITAL LEASE means, with respect to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

                 CASH PROCEEDS OF SALE means all cash and cash equivalents received by the Borrower or any of its Subsidiaries as the cash consideration in any Asset Sale or from any payment or distribution on, or sale or liquidation of, any promissory note or other property received as noncash consideration in any Asset Sale.

                 CHANGE OF CONTROL means (i) a transaction or series of transactions by which any Person or group (within the meaning of Section 13(d)(3) of the 1934 Act) acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 25% or more of the combined voting power of all securities of the

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Borrower entitled to vote in the election of directors or (ii) a majority of the
Borrower's directors are persons who were not in office on January 25, 1996 and were not initially nominated by directors who were in office on January 25, 1996 or by successor directors elected or appointed upon the initial nomination of such directors or successor directors.

                 CLAIMS is defined in Section 8.6.

                 CLOSING DATE means the date on which all of the conditions precedent set forth in Section 3.1 are satisfied or waived in writing by the Lenders.

                 CODE means the Internal Revenue Code of 1986.

                 COLLATERAL means all property which at any time is subject or is to become subject to any Lien granted or created under any of the Collateral Documents.

                 COLLATERAL DOCUMENTS means the Pledge and Security Agreement, the Intellectual Property Assignment, the Real Estate Collateral Documents and all other security agreements, collateral assignments, mortgages, deeds of trust and other instruments, documents and agreements at any time delivered to the Agent to create or evidence Liens to secure the Obligations.

                  COMMITMENT FEE RATE means 0.375% per annum.

                 COMMITMENT LETTER means the letter from Credit Lyonnais to the Borrower, relating to the financing contemplated hereby, dated February 8, 1996.

                 CREDIT LYONNAIS means Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch.

                 DEBT means, as applied to any Person, (i) all indebtedness of such Person for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations of such Person issued, undertaken or assumed as the deferred purchase price of property or services or interest thereon, except accounts and accrued expenses currently payable; (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments, whether or not contingent; (iv) all monetary obligations of such Person under any Capital Lease; (v) all obligations of such Person (contingent or otherwise) to purchase, retire or redeem any capital stock or other equity interest in such Person or any Affiliate of such Person, other than Permitted Stock Transactions; (vi) all monetary obligations of such Person measured by, or determined on the basis of, the value of any capital stock of such Person or any Affiliate of such Person, other than Permitted Stock Transactions; (vii) all Accommodation Obligations of such Person; and (viii) all liabilities and obligations secured by (or as to which the holder of the liability or obligation has an existing right, contingent or otherwise, to be secured by) any Lien, except a Non-Consensual Lien, upon any property of such Person or any property of any Subsidiary of such Person.

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                 DISALLOWED POST-PETITION INTEREST/EXPENSE CLAIMS means any claim for interest on Advances accrued or computed for or as to any period of time at any time after the commencement of any Bankruptcy, Insolvency or Liquidation Proceeding at the rate (including any applicable post-default rate) set forth in this Agreement or other applicable Loan Document or for fees, expense reimbursements, indemnification or other similar Obligations accrued or determined for or as to any such period of time in accordance with the provisions of this Agreement or any such Loan Document, if such claim is not allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding.

                 DOLLARS AND $ mean United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

                 DOMESTIC LENDING OFFICE means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                 ELIGIBLE ASSIGNEE means (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $5,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $3,000,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $5,000,000,000, if such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country which is a member of the OECD; (v) an Affiliate of any existing Lender; and (vi) any other Person approved by the Borrower.

                 ENVIRONMENTAL CLAIMS means any and all administrative, regulatory or judicial claims, demands, directives, proceedings, orders, decrees and judgments relating in any way to any Environmental Law or any Environmental Permit.

                 ENVIRONMENTAL LAWS means all federal, state and local laws, statutes, rules, regulations, ordinances and codes, and any binding judicial or administrative interpretation thereof or requirement thereunder, including any judicial or administrative order, by any Governmental Authority, relating to the regulation or protection of human health, safety, the environment and natural resources.

                 ENVIRONMENTAL PERMIT means any license, permit, authorization, registration or approval issued or required under any Environmental Law.

                 ERISA means the Employee Retirement Income Security Act of
1974.

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                 ERISA AFFILIATE means any entity which is (or at any relevant time was) a member of a "controlled group of corporations," under "common control" or a member of an "affiliated service group" with the Borrower as defined in Section 414(b), (c) or (m) of the Code.

                 ERISA EVENT means (i) any of the events set forth in Section 4043(b) of ERISA with respect to a Pension Plan; (ii) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (iii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan; (iv) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan subject to Title IV of ERISA; (v) a failure to make required contributions to a Pension Plan or Multiemployer Plan; (vi) the imposition of any liability under Title VI of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (vii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan;
(viii) the Borrower or ERISA Affiliate engages in a nonexempt prohibited transaction or otherwise becomes liable with respect to a nonexempt prohibited transaction, the consequences of which, in the aggregate, constitute or could reasonably be expected to result in a Material Adverse Change; or (ix) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by the Borrower or any ERISA Affiliate with respect to any Pension Plan for which the Borrower or any of its Subsidiaries may be liable, the consequences of which, in the aggregate, constitute or could reasonably be expect to result in a Material Adverse Change.

                 EUROCURRENCY LIABILITIES has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 EURODOLLAR LENDING OFFICE means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent as its Eurodollar Lending Office.

                 EURODOLLAR RATE means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London to prime banks in the interbank market for U.S. dollar deposits at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing (or, if such Reference Bank is not a Lender, 10% of such Borrowing) and for a period equal to such Interest Period.

                 EURODOLLAR RATE ADVANCE means an Advance which bears interest by reference to the Eurodollar Rate as provided in Section 2.7(b).

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
                 EURODOLLAR RATE MARGIN means 1.50% per annum.

                 EURODOLLAR RATE RESERVE PERCENTAGE means, as to any day in any Interest Period for any Eurodollar Rate Advance, the reserve percentage applicable for such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency Liabilities having a term equal to such Interest Period.

                 EVENT OF DEFAULT is defined in Section 6.1.

                 EXCESS CASH FLOW means, for any fiscal year, an amount computed as (i) Adjusted EBITDA for such year, less (ii) Capital Expenditures in such year, but only to the extent paid in cash in such year, less (iii) taxes paid in cash in such year by the Borrower or any of its Subsidiaries, less (iv) reductions in the Facility Amount (whether or not voluntary) that became effective in such year, less (v) mandatory (but not voluntary) principal payments made in cash in such year on other Debt of the Borrower or any of its Subsidiaries, less (vi) the difference between (x) Investments in the Venture Fund made and funded in cash by the Borrower or any of its Subsidiaries in such year and (y) distributions from the Venture Fund (whether constituting income, recovery of investment or otherwise) received in cash by the Borrower or any of its Subsidiaries in such year, and less any increase (and plus any decrease)
(vii) in NonCash Working Capital in such year. Proceeds from any permitted new financings shall not be included in the computation of Excess Cash Flow.

                 EXCLUDED PROCEEDS means (i) proceeds from any Asset Sale made in the ordinary course of business, (ii) proceeds from the sale by the Borrower of shares of IMS' capital stock held by the Borrower on February 8, 1996, (iii) proceeds from any Asset Sale that are, within six months after such Asset Sale, reinvested in any fixed assets used in the business of the Borrower or any of its Subsidiaries, and (iv) up to $10,000,000 in Cash Proceeds of Sale received in any one calendar year from other Asset Sales.

                 EXTENDED MATURITY DATE means March 31, 2000, if any Lender agrees in writing to maintain its commitment to make Advances during the Extension Period pursuant to Section 2.2(c).

                 EXTENSION PERIOD means April 1, 1999 through the Business Day immediately preceding March 31, 2000.

                 FACILITY AMOUNT means, on any date of determination, $120,000,000 less all Facility Reductions which have become and then remain effective.

                 FACILITY REDUCTION means each permanent reduction of the credit available to the Borrower under this Agreement, whether voluntarily made pursuant to Section 2.5 or required to be made pursuant to Section 2.6, Section
6.1 or any other provision of this Agreement or otherwise becoming effective in accordance with this Agreement.


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
                 FACILITY RESERVE means the amount established pursuant to
Section 2.1(i)(A).

                 FEDERAL FUNDS RATE means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Credit Lyonnais from three federal funds brokers of recognized standing selected by it.

                 FEE LETTER means the letter from Credit Lyonnais to the Borrower, relating to fees, dated February 8, 1996.

                 FISCAL QUARTER means a fiscal quarter of the Borrower.

                 FISCAL QUARTER END DATE means the last day of a Fiscal
Quarter.

                 FIXED CHARGE COVERAGE RATIO means an amount computed, as of any Fiscal Quarter End Date, by dividing (i) Adjusted EBITDA for the four Fiscal Quarters then ended (taken as a single period) less Capital Expenditures made in such Fiscal Quarters, whether or not financed, less taxes paid in cash by the Borrower or any of its Subsidiaries in such Fiscal Quarters, and less any increase (and plus any decrease) in NonCash Working Capital in such Fiscal Quarters (provided that any noncash non-recurring charges added back in computing Adjusted EBITDA during such Fiscal Quarters shall not be counted for purposes hereof), by (ii) Interest Expense for such Fiscal Quarters plus scheduled mandatory reductions in the commitments under the Facility Amount that are to become effective in the next four Fiscal Quarters plus mandatory principal payments that are to become due and payable in cash in such next four Fiscal Quarters on such other Debt of the Borrower or any of its Subsidiaries which must, according to GAAP, be reported on the balance sheet plus Lease Expense for the four Fiscal Quarters then ended.

                 FOREIGN SUBSIDIARIES means initially the Persons listed on
Schedule 4.1(d) below the heading "Foreign" and hereafter shall mean such Persons who are or may become Subsidiaries of the Borrower whose assets and business are then located primarily outside of the United States.

                 GAAP means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the facts and circumstances on the date of determination.


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
                 GOVERNMENTAL AUTHORITY means any nation, state, sovereign or government, any political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 GUARANTOR means each Subsidiary of the Borrower that executes, or joins in, the Guaranty.

                 GUARANTY means the guaranty by the Borrower's Subsidiaries, except Inactive Subsidiaries and Foreign Subsidiaries, delivered pursuant to
Section 3.1(a) and each joinder therein by any other Subsidiary of the Borrower and all guaranties, instruments and agreements at any time delivered by any Subsidiary of the Borrower in respect of or in exchange or substitution for or in replacement of such guaranty or to evidence its guaranty of payment of any of the Obligations.

                 HAZARDOUS MATERIALS means (i) flammable explosives, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls and petroleum products, and
(ii) chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition, listing or identification of "hazardous substances," "hazardous wastes," hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "medical waste," "infectious waste," "biomedical waste," "biohazardous waste," or words of similar import, under any applicable Environmental Law.

                 IMS means Integrated Measurement Systems, Inc., an Oregon corporation.

                 INACTIVE SUBSIDIARY means a Subsidiary of the Borrower that carries on no business operations or other activities and owns assets with a fair market value of $100,000 or less.

                 INDEMNIFIED PERSON is defined in Section 8.6.

                 INTELLECTUAL PROPERTY ASSIGNMENT means the assignments of patents, copyrights and trademarks, and applications therefor, executed by the Borrower and each Guarantor and delivered pursuant to Section 3.1(a) and each other security agreement at any time delivered by the Borrower or any Subsidiary of the Borrower to create a Lien securing any of the Obligations upon any property of the type described in such assignments.

                 INTEREST EXPENSE means, for any period, all charges for interest expense for such period in accordance with GAAP, except that (i) facility fees, syndication fees, closing fees, underwriting fees and discounts, legal and documentation costs and other closing expenses incurred in respect of any Debt shall in any event be excluded, whether or not amortized, and (ii) interest charges not currently payable in cash shall in any event be excluded.

                 INTEREST PERIOD means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may select by notice received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the first day of such Interest Period; PROVIDED, HOWEVER, that:

                 (a) the Borrower may not select any Interest Period which ends after the Maturity Date;

                 (b) the Borrower may not select any Interest Period which ends after any date on which any payment on any Advances is due unless, after giving effect to such selection, the aggregate unpaid principal amount of Base Rate Advances and Eurodollar Rate Advances having Interest Periods which end on or prior to such date is at least equal to the principal amount of Advances due and payable on and prior to such date;

                 (c) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

                 (d) whenever the last day of any Interest Period would otherwise occur on a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, except that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall be the next preceding Business Day; and

                 (e) the Borrower may not have more than ten Interest Periods in effect at any one time.

                 INVESTMENT means (i) the acquisition of any interest in any property, assets or business from any Person, whether by sale, lease or otherwise, (ii) the funding of any loan, extension of credit, accommodation or capital contribution to or for the benefit of any Person, and (iii) the acquisition of any debt or equity securities of or claim against or interest in any Person, whether upon original issuance, by purchase or otherwise.

                 LEASE EXPENSE means, for any period on a consolidated basis, all payments accrued, whether for rent, common area or maintenance charges or other expenses, under any lease, other than a capital lease, under which the Borrower or any of its Subsidiaries is the lessee.

                 LENDER means each financial institution signatory hereto and any other Eligible Assignee that pursuant to Section 8.7 becomes a party to this Agreement.

                 LIEN means any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, assignment, deposit arrangement or encumbrance of any kind in respect of any asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease or other title retention agreement relating to such asset.

                 LOAN AVAILABILITY means the difference, as of any date of determination, between (i) the then Facility Amount, less any Facility Reserve then in effect, and (ii) the Advances then outstanding.

                 LOAN DOCUMENTS means this Agreement, the Guaranty, the Collateral Documents and all other guaranties and other agreements, instruments and written indicia of the Obligations delivered to the Agent or any Lender by or on behalf of the Borrower or any other Loan Party pursuant to or in connection with the transactions contemplated hereby.

                 LOAN PARTIES means the Borrower and each Subsidiary of the Borrower that is a party to any Loan Document.

                 MATERIAL ADVERSE CHANGE means any materially adverse change in the financial condition, assets, nature of the assets, liabilities, operations or prospects of the Borrower and its Subsidiaries, taken as a whole.

                 MATERIAL ENVIRONMENTAL CLAIM means any Environmental Claim, regardless of merit, which does or can reasonably be expected to (i) result in the Borrower or any of its Subsidiaries expending in the aggregate an amount in excess of $10,000,000 to defend against, settle or satisfy, or (ii) prevent or enjoin the Borrower or any of its Subsidiaries from carrying on business on any property on which it conducts operations if the inability to carry on business on any such property does or can reasonably be expected to cause a Material Adverse Change.

                 MATERIAL FOREIGN SUBSIDIARY means (i) Cadence Design Systems K.K., Cadence Design Systems Ltd., Valid Europe S.A., Cadence Design Systems GmbH, Cadence Design Systems S.A., Cadence Korea, Ltd., Cadence Design Systems (Canada), Cadence Design Systems A.B., Cadence Taiwan, Inc., Cadence Design Systems S.r.l. and Cadence Design Systems Hong Kong Asia and (ii) any other present or future Foreign Subsidiaries to whom Section 956(d) of the Code then applies whose consolidated revenues shall equal or exceed 1% of the consolidated revenues of the Borrower and its Subsidiaries, as measured during the most recent Fiscal Quarter.

                 MATERIAL SUBSIDIARY means each Subsidiary of the Borrower which has (i) as of the end of the most recent Fiscal Quarter, total assets representing 10% or more of the consolidated total assets of the Borrower and its Subsidiaries, (ii) for the most recent four Fiscal Quarters, total revenues representing 10% or more of the consolidated revenues of the Borrower and its Subsidiaries, or (iii) for the most recent four Fiscal Quarters, net income representing 10% or more of the consolidated net income of the Borrower and its Subsidiaries.

                 MATURITY DATE means March 31, 1999.

                 MULTIEMPLOYER PLAN means any Plan which is "multiemployer plan," as defined in Section 4001(a)(3) of ERISA.

                 1934 ACT means the Securities Exchange Act of 1934.

                 NONCASH REVENUES means revenues that are not received in the form of cash or in the form of accounts receivable currently payable in cash.

                 NONCASH WORKING CAPITAL means, at any time of determination, the difference between (i) the consolidated current assets of the Borrower and its Subsidiaries determined in accordance with GAAP, excluding cash and Permitted Cash Investments, and (ii) the consolidated current liabilities of the Borrower and its Subsidiaries determined in accordance with GAAP, excluding current maturities of long-term Debt.

                 NON-CONSENSUAL LIEN means a Lien permitted under Section 5.3(a)(iii), (iv), (v), (vi), (vii), (viii) or (ix).

                 NOTICE OF BORROWING means a notice substantially in the form of Exhibit B-1.

                 NOTICE OF CONTINUANCE/CONVERSION means a notice substantially in the form of Exhibit B-2.

                 OBLIGATIONS means all present and future debts, obligations and liabilities of every type and description of the Borrower or any other Loan Party at any time arising under or in connection with this Agreement, any other Loan Document or any Rate Contract, due or to become due to the Agent, any Lender, any Indemnified Person or any other Person and includes, without limitation, (i) all liability for principal of and interest on any Advances, and (ii) all liability under the Loan Documents for any additional interest, fees, taxes, compensation, costs, losses, expense reimbursements and indemnification.

                 OECD means the Organization for Economic Cooperation and Development.

                 OTHER TAXES is defined in Section 2.16(b).

                 PBGC means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its functions under ERISA.

                 PENSION PLAN means any Plan which is (i) an "employee pension benefit plan" as defined in Section 3(2) of ERISA and (ii) not a Multiemployer Plan.

                 PERMITTED CASH INVESTMENTS means short-term investment grade debt securities of any type authorized from time to time under the investment policy for short-term cash investments approved by the Borrower's board of directors.

                 PERMITTED STOCK TRANSACTION means a purchase by the Borrower of its common stock or any forward purchase agreements, synthetic forward purchase agreements, options, calls, puts, collars and other derivative transactions with respect to the Borrower's common stock entered into or performed by the Borrower.

                 PERSON means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                 PLAN means any "employee benefit plan" as defined in Section 3(3) of ERISA (i) which the Borrower or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the six years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Borrower or any ERISA Affiliate may incur any liability and (ii) which covers any employee or former employee of the Borrower or any ERISA Affiliate (with respect to their relationship with such entities).

                 PLEDGE AND SECURITY AGREEMENT means the pledge and security agreement executed by the Borrower and certain of the Borrower's Subsidiaries and delivered pursuant to Section 3.1(a) and each joinder therein by any other Subsidiary of the Borrower and each other security agreement at any time delivered by the Borrower or any Subsidiary of the Borrower to create a Lien that secures any of the Obligations.

                 POTENTIAL DEFAULT means any event or condition described in
Section 6.1 which, with any notice or passage of time (or both) expressly described in Section 6.1, would constitute an Event of Default.

                 PRO RATA SHARE means, at any time of determination and in respect to any Lender, the ratio of (x) such Lender's then commitment to make Advances hereunder (as set forth in Schedule I or, if such Lender has entered into one or more Assignments and Acceptances, in the Register) to (y) the then aggregate amount of all such commitments, and after termination or expiration of such commitments shall be determined based on the Pro Rata Shares as in effect on the last day on which any such commitments were outstanding.

                 QUALIFIED PLAN means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which the Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five plan years, but excluding any Multiemployer Plan.

                 QUARTER means a calendar quarter.

                 RATE CONTRACT means any interest rate and currency swap agreement, cap, floor or collar agreement, interest rate insurance, currency spot or forward contract or other agreement or arrangement designed to provide protection against fluctuations in interest or currency exchange rates entered into by the Borrower and any Person which is, or at the time such contract, agreement or arrangement was entered into, the Agent or any Lender or an Affiliate of the Agent or any Lender.

                 REAL ESTATE COLLATERAL DOCUMENTS means (i) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and (ii) the Unsecured Environmental Indemnity Agreement, each executed by the Borrower and delivered pursuant to Section 3.1(a).

                 REFERENCE BANKS means Credit Lyonnais, ABN-AMRO N.V. and The First National Bank of Boston.

                 REGISTER is defined in Section 8.7(d).

                 REPORTABLE EVENT means any of the events set forth in Section 4043(b) of ERISA, a withdrawal from a plan described in Section 4063 of ERISA or a cessation of operations described in Section 4062(e) of ERISA.

                 REQUISITE LENDERS means Lenders at the time holding, in the aggregate, at least 51% in Pro Rata Shares.

                 ROPA FACILITY means the real property and improvements thereon located at 535, 545, 555 and 575 River Oaks Parkway, San Jose, CA.

                 SEELY CAMPUS means the real property and improvements thereon located at 2655 Seely Avenue, San Jose, CA.

                 SEELY CAMPUS VACANT LAND means the real property that is part of the Seely Campus and identified as parcels 3 and 4 on Exhibit A to the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be delivered under Section 3.1(a).

                 SUBORDINATED DEBT means any Debt of Borrower or any of its Subsidiaries, which pursuant to its terms is subordinate to the Obligations.

                 SUBSIDIARY means, with respect to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person or one or more Subsidiaries of such Person or a combination thereof; PROVIDED that IMS shall not be considered a Subsidiary of the Borrower for purposes of the Loan Documents so long as (i) the majority of the persons serving on IMS' board of directors are not directors, officers or employees of the Borrower or any of its Subsidiaries,
(ii) IMS is not otherwise an Affiliate of the Borrower in any respect other than by virtue of Borrower's right to vote its shares of stock of IMS and (iii) the Borrower complies with Section 5.3(k).

                 TAXES is defined in Section 2.16(a).

                 TOTAL DEBT means, as of any date of determination, all outstanding Debt of the Borrower and its Subsidiaries which must, according to GAAP, be reported on the Borrower's consolidated balance sheet and all outstanding Accommodation Obligations of the Borrower and its Subsidiaries as to any Debt of any other Person which must, according to GAAP, be set forth in the footnotes to the Borrower's consolidated balance sheet.

                 TRANSFER AND PERFECTION NOTICE means an instrument in the form of Exhibit C-4 or Exhibit C-5 (if such instrument is then sufficient under applicable law, when duly signed by the parties indicated thereon, to perfect a security interest in the account or investments described therein) or any other instrument by which a Lien upon Permitted Cash Investments, as security for the Obligations, is lawfully and enforceably created and perfected without any consent, acknowledgment or other act of any Person other than the Agent. No Transfer and Perfection Notice shall limit or restrict the control and dominion of the Borrower and Guarantors over their cash, cash equivalents or Permitted Cash Investments or any account to which cash, cash equivalents or Permitted Cash Investments may be deposited or give the Agent or any Lender any control or dominion over any such cash, cash equivalent, Permitted Cash Investment or account.

                 UNFUNDED PENSION LIABILITY means, with respect to any Pension Plan that is subject to Title IV of ERISA, the excess of such Pension Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of such Pension Plan's assets, as defined in Section 3(26) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Plan, accrued but unpaid contributions).

                 UNITED STATES AND U.S. mean the United States of America.

                 VENTURE FUND means Telos Venture Partners, L.P., a California limited partnership.

                 WELFARE PLAN means any Plan which is an "employee welfare benefit plan" as defined in Section 3(1) of ERISA.

                 WITHDRAWAL LIABILITIES means the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Borrower and each ERISA Affiliate made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

                 I.2. ACCOUNTING TERMS. All accounting terms not expressly defined herein shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made in accordance with GAAP applied on a consistent basis. If GAAP changes during the term of this Agreement so as to affect the calculation of any term defined herein or any measure of financial performance or financial condition employed or referred to herein, the Borrower and the Lenders agree to negotiate in good faith toward an amendment of this Agreement which shall approximate, to the extent possible, the economic effect of the original provisions hereof after taking into account such change in GAAP, but until the parties are able to agree upon such amendment (i) the Borrower shall be deemed in compliance with the provisions hereof only if and to the extent it would have been in compliance if such change in GAAP had not occurred and (ii) the Borrower shall deliver to the Agent, with each financial report delivered by the Borrower hereunder, information sufficient to confirm such compliance as if such change in GAAP had not occurred.

                 I.3. OTHER DEFINITIONAL PROVISIONSERROR! Bookmark not defined.

                 (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant hereto.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" is not limiting and means "including without limitation."

                 (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

                 (d) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                 (e) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

                 (f) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                 (g) Unless the context otherwise requires, all terms used in this Agreement and defined in the Uniform Commercial Code, as enacted in the State of California, shall have the meanings assigned therein.

                                       II
                       AMOUNTS AND TERMS OF THE ADVANCES

                 II.1.    REVOLVING CREDIT FACILITY.

                 (a) ADVANCES. Subject to the terms and conditions herein, each Lender severally agrees to lend to the Borrower, from time to time on any Borrowing Date, an amount in Dollars equal to such Lender's Pro Rata Share of a Borrowing that (i) is requested by the Borrower for such Borrowing Date and (ii) does not exceed the Loan Availability as of such Borrowing Date.

                 (b) BORROWINGS. Each Borrowing shall be in an aggregate amount not less than $1,000,000 or an integral multiple of $100,000 in excess thereof, if it is a Borrowing of Base Rate Advances, and not less than $5,000,000 or an integral multiple of $250,000 in excess thereof, if it is a Borrowing of

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         Eurodollar Rate Advances. Until the Maturity Date, the Borrower may
         reborrow under Section 2.1(a) any Advances that it has voluntarily prepaid pursuant to Section 2.11.

                 (c) NOTICE OF BORROWING. To request a Borrowing, the Borrower shall deliver a Notice of Borrowing to the Agent not later than 2:00 p.m. New York City time (i) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Rate Advances, and
         (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Advances. The Agent shall give each Lender prompt notice thereof by telecopier, telex or cable. The Notice of Borrowing shall specify (i) the requested Borrowing Date, (ii) the amount of the Borrowing and whether it will consist of Base Rate Advances or Eurodollar Rate Advances, and (iii) in the case of a Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for such Eurodollar Rate Advances.

                 (d) TELEPHONIC NOTICE. In lieu of delivering a Notice of Borrowing, the Borrower may give the Agent telephonic notice of any proposed Borrowing by the time required under Section 2.1(c) and in such event shall promptly (but in no event later than the Borrowing Date for the requested Borrowing) deliver a confirmatory Notice of Borrowing to the Agent. If the telephonic request differs in any respect from the written Notice of Borrowing subsequently delivered, the telephonic request shall govern as to the terms of all Advances made in accordance with such telephonic request. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

                 (e) FUNDING OF ADVANCES. Upon fulfillment of the applicable conditions set forth in Article III, each Lender shall, before 12:00 noon New York City time on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 8.2, in same day funds, such Lender's Pro Rata Share of a Borrowing. After the Agent receives such funds, the Agent will, not later than 3:00 p.m. New York City time on the Borrowing Date, make such funds available to the Borrower as the Borrower may direct.

                 (f) NOTICE OF BORROWING IRREVOCABLE. Each Notice of Borrowing and telephonic request shall be irrevocable and binding on the Borrower.

                 (g) ASSUMPTION OF FUNDING. Unless the Agent receives notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Agent such Lender's Pro Rata Share of the Borrowing to be made on such Borrowing Date, the Agent may assume that such Lender has made its Pro Rata Share available to the Agent on such Borrowing Date in accordance with Section 2.1(e), and the Agent may, in reliance upon such assumption, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent that such Lender fails to make its Pro Rata Share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Base Rate Advances and (ii) in the case of such Lender, the Federal Funds Rate until the third Business Day after demand by the Agent to such Lender

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         for such repayment and thereafter at the rate applicable to Base Rate
         Advances. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement and the Borrower shall thereupon be excused from making the repayment described in the preceding sentence.

                 (h) FAILURE OF LENDER TO FUND. All obligations of the Lenders hereunder shall be several, and not joint. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance as part of such Borrowing. No Lender shall be responsible for the failure of any other Lender to make an Advance on any Borrowing Date.

                 (i) FACILITY RESERVE; MANDATORY FACILITY REDUCTION. The credit otherwise available under this Agreement shall be subject to temporary and permanent reduction as follows:

                          (A) FACILITY RESERVE. The credit available under this Agreement shall be temporarily reduced by $20,000,000 (the "Facility Reserve"), from and after the Closing Date and until the date on which the Borrower delivers the following documents, if such documents are delivered no later than the 90th day after the Closing
         Date:

                                 (i) A legal opinion addressed to the Agent by a reputable attorney authorized to practice law in Japan, substantially confirming (in conformity with local practice for legal opinions of this type), as to the Agent's security interest in the shares of capital stock of Cadence Design Systems K.K. identified as Pledged Shares in Schedule A to the Pledge and Security Agreement, each and all of the matters contemplated in the form of legal opinion attached hereto as Exhibit D-2; and

                                 (ii)     The original stock certificates
         representing such shares accompanied by all necessary or appropriate instruments of transfer and all related documents, acts and deeds necessary in the opinion of such counsel to transfer such Pledged Shares to the Agent, in pledge, free from the interest of any subsequent bona fide purchaser.

                          (B)    MANDATORY FACILITY REDUCTION.   The credit
         available under this Agreement shall be permanently reduced by $20,000,000 on the 90th day after the Closing Date if:

                                 (i) The Facility Reserve remains in effect on such day; or

                                 (ii) The Borrower has not delivered to the Agent, on or before such day:

                                          a.      A legal opinion addressed to
                          the Agent by one or more reputable attorneys authorized to practice law in France, the United Kingdom and Belgium (or, if Cadence Design Systems GmbH is then a direct subsidiary of the Borrower, Germany), substantially confirming (in conformity with local practice for legal opinions of this

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

                          type), as to the Agent's security interest in the shares of capital stock of Cadence Design Systems S.A., Cadence Design Systems Ltd. and Valid Europe S.A. (or Cadence Design Systems GmbH if it is then a direct subsidiary of the Borrower), respectively, identified as Pledged Shares in Schedule A to the Pledge and Security Agreement (or, if Cadence Design Systems GmbH is then a direct subsidiary of the Borrower, shares representing 65% of its outstanding capital stock), each and all of the matters contemplated in the form of legal opinion attached hereto as Exhibit D-2; and

                                        b.      The original stock certificates
                          representing such shares accompanied by all necessary or appropriate instruments of transfer and all related documents, acts and deeds necessary in the opinion of such attorneys to transfer such Pledged Shares to the Agent, in pledge, free from the interest of any subsequent bona fide purchaser.

                 II.2.    EXTENSION OF MATURITY DATE.

                 (a) REQUEST FOR EXTENSION. No earlier than January 1, 1998 and no later than March 31, 1998, the Borrower may, by written notice to the Agent and each Lender, request each Lender to determine whether such Lender wishes, at its sole option and election, to agree to maintain its commitment to make Advances hereunder during the Extension Period.

                 (b) NO DUTY. No Lender shall be in any respect obligated to agree to any such request or bound by any restriction, limitation or duty in any manner related thereto. Each Lender may freely decline any such request and shall be deemed to have declined it unless it expressly agrees in writing to maintain its commitment as set forth in
         Section 2.2(c).

                 (c) PROCEDURE. Any Lender that wishes to agree to any such request for a one-year extension may so notify the Agent within 30 days after receipt of the Borrower's request for extension (such notice being preliminary and subject to such Lender's final agreement upon its approval of the aggregate number and commitment amounts of the Lenders so agreeing). The Agent thereupon shall promptly advise the Borrower and the Lenders of any and all notices so received. Thereafter, any Lenders willing to agree to maintain their commitments to make Advances hereunder during the Extension Period may do so by an agreement in writing signed by all such Lenders.

                 (d) TERMINATION AND REPAYMENT AS TO OTHER LENDERS. On the Business Day immediately preceding the Maturity Date, the commitment of each Lender, except a Lender which has entered into an agreement in writing as set forth in Section 2.2(c), shall be terminated, and on the Maturity Date, the Borrower shall repay, in full and in cash, all Advances and other Obligations outstanding to each Lender whose commitment is so terminated.


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                 II.3.    EVIDENCE OF DEBT.

                 (a) PROMISE TO REPAY. Borrower hereby agrees to pay when due the principal amount of each Advance, and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement. Borrower further agrees that if, in the opinion of any Lender, a promissory note or other evidence of debt is required or appropriate to reflect or enforce any Advances owing to, or to be made by, such Lender, then Borrower shall promptly execute and deliver to such Lender a promissory note or other evidence of debt (in form and substance satisfactory to such Lender) payable to such Lender in an amount equal to the Advances owing to such Lender under this Agreement from time to time.

                 (b) LOAN ACCOUNT. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Debt of Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder. The entries made in each such loan account or accounts shall be conclusive and binding for all purposes, absent manifest error.

                 II.4.    FEES.

                 (a)      CLOSING FEES.  [Intentionally Omitted.]

                 (b) COMMITMENT FEES. On the first day of each Quarter, commencing July 1, 1996 and continuing thereafter until the Facility Amount is permanently reduced to zero, the Borrower shall pay a commitment fee to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares at the time the fee accrued, in an amount computed by applying the Commitment Fee Rate to the Loan Availability, day to day in the prior Quarter.

                 (c) AGENT'S FEES. The Borrower shall pay when due all fees payable under the Fee Letter.

                 II.5. VOLUNTARY FACILITY REDUCTIONS. The Borrower at any time may terminate in whole, and from time to time may reduce ratably in part, the unused portions of the commitments of the Lenders to extend credit hereunder, by giving the Agent at least three Business Days' prior written notice that, effective as of a Business Day set forth in the notice, the Facility Amount shall be reduced by an amount that (i) does not exceed the Loan Availability as of such Business Day and (ii) is equal to either (A) the then Facility Amount or (B) an integral multiple of $1,000,000. Such notice, once given, shall be irrevocable, and the Facility Amount, once reduced, may not be increased under any circumstances.


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                 II.6.    FACILITY REDUCTIONS; REPAYMENT.  The Borrower agrees
to repay the Advances and reduce the Facility Amount as follows:

                 (a) SCHEDULED FACILITY REDUCTIONS PRIOR TO THE MATURITY DATE. On each date set forth below, the Facility Amount shall be automatically and permanently reduced by the amount set forth next to such date below:

                           Date                       Amount of Reduction
                           ----                       -------------------
                           March 31, 1997                     $10,000,000
                           September 30, 1997                  10,000,000
                           March 31, 1998                      10,000,000
                           September 30, 1998                  15,000,000

                 (b) TERMINATION OR REDUCTION ON MATURITY DATE. On the Business Day immediately preceding the Maturity Date, the Facility Amount shall be automatically and permanently reduced to zero, except that if any Lender has agreed to maintain its commitment to make Advances hereunder during the Extension Period as set forth in Section 2.2(c), then the Facility Amount shall be automatically and permanently reduced on such Business Day to the difference between (i) the aggregate amount of all such commitments of all Lenders so agreeing less (ii) all Facility Reductions that became effective after the date of such agreement.

                 (c) TERMINATION ON EXTENDED MATURITY DATE. On the Extended Maturity Date, if the Facility Amount was not previously reduced to zero, the Facility Amount shall be automatically and permanently reduced to zero.

                 (d) NONSCHEDULED MANDATORY FACILITY REDUCTIONS. In addition to the foregoing Facility Reductions, the Facility Amount shall be automatically and permanently reduced:

                          (i) ASSET SALE PROCEEDS. Whenever the Borrower or any of the Guarantors receives any Cash Proceeds of Sale, except Excluded Proceeds, by an amount equal to 100% of such Cash Proceeds of Sale less all costs of sale paid in cash by the Borrower or any of its Subsidiaries in connection with the Asset Sale from which such Cash Proceeds of Sale arose; PROVIDED, HOWEVER that to the extent necessary to avoid the payment of Breakage Costs, the Borrower may elect to defer such reduction until the last day of the next maturing Interest Periods then in effect in their order of maturity, but only if cash in the amount equal to such reduction has been deposited in a cash collateral account maintained with the Agent and governed by terms acceptable to the Agent;

                          (ii) SUBORDINATED DEBT PROCEEDS. Whenever the Borrower or any of its Subsidiaries receives any proceeds from any issuance and sale of Subordinated Debt that is permitted to be issued and sold upon any waiver of the provisions of Section 5.3(d) by the Requisite Lenders (other than proceeds from Subordinated Debt permitted to be issued and sold as described in

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                 Section 5.3(d)(x) in connection with an acquisition), by an amount equal to 75% of all proceeds so received, net of placement fees and underwriting expenses paid in cash by the Borrower or such Subsidiary in connection with the sale;

                          (iii) EXCESS CASH FLOW. On the 90th day after the end
                 of each fiscal year, commencing with the fiscal year ending on or about December 31, 1997 (i.e., on or about March 31, 1998), in an amount equal to the lesser of (i) $25,000,000, and (ii) 50% of the Excess Cash Flow for such fiscal year; and

                          (iv) FOREIGN COLLATERAL DOCUMENTS. On the 90th day after the Closing Date, if the conditions set forth in Section 2.1(i)(B) are then met, in the amount set forth in said Section.

                 (e) APPLICATION OF NONSCHEDULED FACILITY REDUCTIONS. All Facility Reductions, whether voluntary or mandatory, other than the Facility Reductions scheduled to occur on certain dates pursuant to Sections 2.6(a), (b) and (c), shall be credited to each such future scheduled Facility Reduction on a ratable basis, proportionately to the ratio of such future scheduled Facility Reduction to all such future scheduled Facility Reductions.

                 (f) EXCESS REVOLVING CREDIT EXPOSURE. If at any time, by reason of any voluntary or mandatory Facility Reduction or for any other reason, the aggregate outstanding Advances are greater than the then Facility Amount less any Facility Reserve then in effect, the Borrower shall immediately, without notice or demand, repay Advances in an amount equal to such excess.

                 (g) CHANGE OF CONTROL. If, within the period commencing on the date of a Change of Control and ending 30 Business Days after the Borrower gives the Agent and the Lenders written notice of such Change of Control, the Requisite Lenders shall notify the Agent and the Borrower in writing that the credit facility established under this Agreement shall be terminated, then on the 30th day following the giving of such notice (i) all Advances then outstanding shall be due and payable in full, and (ii) the Facility Amount shall be automatically and permanently reduced to zero.

                 II.7. INTEREST. The Borrower agrees to pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be repaid in full, at the following rates per annum:

                 (a) BASE RATE ADVANCES. Whenever such Advance is a Base Rate Advance, a rate per annum equal on each day to the Base Rate as in effect on such day, with all such interest accrued in any one Quarter payable quarterly on the first day of the next following Quarter and in any case on the date the Facility Amount is reduced to zero and all Advances are repaid, or required to be repaid, in full.

                 (b) EURODOLLAR RATE ADVANCES. Whenever such Advance is a Eurodollar Rate Advance, a rate per annum equal on each day during the Interest Period for such Eurodollar Rate Advance to the sum of the Eurodollar Rate for such Interest Period determined for such day plus the Eurodollar Rate Margin,


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
         with all interest so accrued payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs three months after the first day of such Interest Period.

                 (c) DEFAULT INTEREST. Overdue principal and, to the extent permitted by law, overdue interest in respect of any Advance will bear interest equal to the greater of (i) the rate applicable to Base Rate Advances plus 2% per annum or (ii) the rate otherwise payable on such Advance (without giving effect to this provision) plus 2% per annum.

                 II.8. ADDITIONAL INTEREST ON EURODOLLAR RATE ADVANCES. The Borrower shall pay each Lender additional interest on the unpaid principal amount of each Advance of such Lender for each day that such Advance is outstanding as a Eurodollar Rate Advance, at a rate per annum equal to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Eurodollar Rate Advance from (ii) the rate determined by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such day. Such additional interest shall be determined by such Lender, notified to the Borrower through the Agent and payable when and as interest is payable on such Eurodollar Rate Advance or, if later, five Business Days after the Borrower receives notice thereof. If the Borrower so requests, such Lender shall provide the Borrower through the Agent a certificate setting forth the calculation and supporting information for such additional interest, which shall be conclusive and binding for all purposes, absent manifest error.

                 II.9.    INTEREST RATE DETERMINATION AND PROTECTION.

                 (a) DETERMINATION OF EURODOLLAR RATE. The Eurodollar Rate for each Interest Period for Eurodollar Rate Advances comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period.

                 (b) NOTICE OF EURODOLLAR RATE. The Agent shall give prompt notice to the Borrower and the Lenders of the Eurodollar Rate for any Interest Period when determined by the Agent.

                 (c) FAILURE TO PROVIDE INFORMATION. If any one of the Reference Banks does not furnish to the Agent timely information sufficient to enable the Agent to determine a Eurodollar Rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall determine the Eurodollar Rate based on information furnished by Credit Lyonnais. If Credit Lyonnais is unable to obtain timely information for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances and the obligation of the Lenders to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.


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
                 (d) SUSPENSION OF EURODOLLAR RATE ADVANCES. If, with respect to any Eurodollar Rate Advances, the Requisite Lenders notify the Agent that either (i) the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances is at least two basis points less than the cost to such Lenders of obtaining funds in Dollars in the London interbank market in the amounts substantially equal to such Lenders' Eurodollar Rate Advances and for a period equal to such Interest Period or (ii) funding is not available to such Lenders in such market in Dollars, then the Agent shall forthwith so notify the Borrower and the Lenders and thereupon (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance, and (B) the obligation of the Lenders to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                 (e) FAILURE TO SPECIFY DURATION. If the Borrower fails, prior to the date the Eurodollar Rate for any Interest Period is determined by the Agent, to specify the duration of any Interest Period for any Eurodollar Rate Advances, the Interest Period shall be one month.

                 (f)      MINIMUM AMOUNTS. No Borrowing of less than $5,000,000

         may
         be made or continued as, or converted into, Eurodollar Rate Advances. If at any time the aggregate outstanding principal amount of all Eurodollar Rate Advances having the same Interest Period is reduced to less than $5,000,000, such Advances shall automatically and immediately convert into Base Rate Advances.

                 (g) AGENT'S DETERMINATION CONCLUSIVE. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                 II.10.   VOLUNTARY CONVERSION OF ADVANCES.

                 (a) NOTICE OF CONVERSION/CONTINUATION. Subject to the provisions of Sections 2.9 and 2.14, the Borrower may on any Business Day, by giving the Agent a Notice of Continuance/Conversion not later than 2:00 p.m. (New York City time) on the third preceding Business Day, (i) convert Base Rate Advances comprising the same Borrowing into Eurodollar Rate Advances, (ii) convert Eurodollar Rate Advances comprising the same Borrowing into Base Rate Advances or (iii) continue Eurodollar Rate Advances as Eurodollar Rate Advances, but (A) the Borrower may convert a Eurodollar Rate Advance into a Base Rate Advance only on the last day of an Interest Period for such Eurodollar Rate Advance, (B) the Borrower may continue a Eurodollar Rate Advance as a Eurodollar Rate Advance only as of the last day of an Interest Period for such Eurodollar Rate Advance, and (C) no Advance may be converted into or continued as a Eurodollar Rate Advance at any time when an Event of Default or Potential Default has occurred and is continuing.

                 (b) TELEPHONIC NOTICE. In lieu of delivering a Notice of Continuance/Conversion, the Borrower may give the Agent telephonic notice of any proposed conversion or continuance by the time required under Section 2.10(a) and in such event shall promptly (but in no event later than the date of the

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
         requested conversion or continuance) deliver a confirmatory Notice of Continuance/Conversion to the Agent. If the telephonic request differs in any respect from the written Notice of Continuance/Conversion subsequently furnished, the telephonic request shall govern as to the terms of such notice. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

                 (c) REQUIREMENTS. Each Notice of Continuance/Conversion or telephonic request shall specify (i) the date of the continuance or conversion, (ii) the Advances to be converted or continued and (iii) when Advances are converted into or continued as Eurodollar Rate Advances, the duration of the Interest Period for such Advances.

                 (d) BASE RATE ADVANCES. Unless a Eurodollar Rate has been determined for a particular Advance and applies to such Advance on a particular day in accordance with the provisions hereof, such Advance shall be a Base Rate Advance and shall accrue interest at the rate then applicable to Base Rate Advances.

                 II.11. PREPAYMENTS. The Borrower from time to time may prepay, without premium or penalty, the outstanding principal amounts of Advances comprising part of the same Borrowing, in whole or ratably in part, so long as (i) the Borrower gives one Business Day's prior written notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, (ii) each partial prepayment is made in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof,
(iii) if any Eurodollar Rate Advance is paid prior to the last day of the Interest Period for such Advances, all unpaid interest accrued to the date of prepayment on the principal amount prepaid and all Breakage Costs incurred as a result of the prepayment are also paid, and (iv) all unpaid interest accrued to the date of prepayment is paid concurrently with any prepayment in full. Notice of prepayment, once given, shall be irrevocable, and the amount of the prepayment specified in the notice shall accordingly be due and payable on the prepayment date specified therein.

                 II.12. FUNDING LOSSES. If (i) any Eurodollar Rate Advance is repaid or converted to a Base Rate Advance on any day other than the last day of an Interest Period for such Eurodollar Rate Advance (whether as a result of any optional prepayment, mandatory prepayment, payment upon acceleration, mandatory conversion or otherwise), (ii) the Borrower fails to borrow any Eurodollar Rate Advance in accordance with a Notice of Borrowing or a telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), (iii) any Base Rate Advance is not converted into a Eurodollar Rate Advance or any Eurodollar Rate Advance is not continued as a Eurodollar Rate Advance in accordance with a Notice of Continuance/Conversion or telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or
(iv) the Borrower fails to make any prepayment in accordance with any notice of prepayment delivered to the Agent, the Borrower shall, upon demand by any Lender, reimburse such Lender for all reasonable costs and losses incurred by such Lender as a result of such repayment, prepayment or failure ("Breakage Costs"), including reasonable costs and losses incurred by a Lender as a result of funding arrangements or contracts entered into by such Lender to fund Eurodollar Rate Advances. Breakage Costs shall be payable only if demanded within 90 days after the end of the applicable


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Interest Period and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth in reasonable detail the calculation of the Breakage Costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                 II.13.   INCREASED COSTS.

                 (a) INCREASE IN COST. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation after January 1, 1996 or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) made after January 1, 1996, there shall be any increase in the cost to any Lender or any participant under
         Section 8.7(f) of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time pay to the Agent for the account of such Lender or participant additional amounts sufficient to compensate such Lender or participant for such increased cost. Such costs shall be payable only if demanded within six months after they were incurred and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender or participant making the demand, setting forth in reasonable detail the calculation of the costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                 (b) INCREASE IN CAPITAL REQUIREMENTS. If any Lender determines that compliance with any change in law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case after January 1, 1996, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or funding hereunder and other commitments or funding of this type, then, upon demand by such Lender, the Borrower shall, within 30 days after demand from time to time by such Lender, pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender determines in good faith that such increase in capital to be allocable to the existence of such Lender's commitment to lend or funding hereunder. No such compensation may be demanded as to increased capital maintained by a Lender more than six months before compensation was first demanded by such Lender under this Section 2.13(b). Demand for such compensation shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth the amount demanded. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                 (c) REPLACEMENT LENDERS AND PARTICIPANTS. If, and on each occasion that, (i) a Lender fails to make its Advance as part of any Borrowing within three days after any Borrowing Date as required by
         Section 2.1(a), 2.1(e) and 2.1(g), or (ii) a Lender or a participant under Section 8.7(f) makes a demand for

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         compensation pursuant to Sections 2.8, 2.13(a) or 2.13(b) with respect to Eurodollar Rate Advances, or (iii) a Lender is excused from funding Eurodollar Rate Advances pursuant to Sections 2.9(c), 2.9(d) or 2.14 or
         (iv) Taxes are required, pursuant to Section 2.16(a), to be deducted from or with respect to any amount payable to any Lender or the Agent, the Borrower may in whole permanently replace such Lender or participant, as the case may be, with an Eligible Assignee willing to become a Lender hereunder, on the following terms:

                          (A) The replacement Lender must be satisfactory to the Agent in its reasonable discretion;

                          (B) The Borrower shall give the Agent and the Lender or participant being replaced at least five Business Days' prior written notice of the replacement. The notice must be given within 180 days after the date of such failure to fund or such demand was made or excuse was invoked by such Lender or participant and must state the day (which must be a Business Day not more than ten days after the notice is given) on which the replacement will be effective;

                          (C) On the effective date of the replacement, (i) the replacement Lender shall purchase the Advances owed to such replaced Lender or participant for a purchase price equal to the principal amount thereof and all interest accrued thereon as of such effective date, payable in immediately available funds on such effective date, (ii) the replacement Lender shall assume the Pro Rata Share of the commitment to make Advances of such replaced Lender or participant, (iii) an Assignment and Acceptance covering such Advances and Pro Rata Share shall be delivered to the replacement Lender by the Lender being replaced or by the participant being replaced and the Lender from which it holds its participation, and (iv) the Borrower shall pay to the Agent for the account of the replaced Lender or participant all Breakage Costs resulting from the replacement and all additional interest, fees, compensation, costs, losses, taxes, expense reimbursements, indemnities and other Obligations due to the Lender or participant being replaced; and

                          (D) The Borrower will remain liable to each replaced Lender or participant for all Obligations that survive the repayment of the Advances.

         II.14. ILLEGALITY. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then (i) the obligation of such Lender to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and (ii) the Borrower shall forthwith either (A) prepay in full all Eurodollar Rate Advances of such Lender then outstanding, together with interest accrued thereon and Breakage Costs related thereto, or (B) convert all Eurodollar Rate Advances of such Lender then outstanding into Base Rate Advances and pay all interest accrued thereon to the date of conversion and all Breakage Costs related thereto.

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                 II.15.   PAYMENTS AND COMPUTATIONS.

                 (a) PAYMENTS. The Borrower shall make each payment due hereunder not later than 2:00 p.m. (New York City time) on the day payment is due, in Dollars received by the Agent at its address referred to in Section 8.2 in same day funds. Any payment due to a Lender shall be paid to the Agent for account of such Lender. When the Agent receives a payment for account of a Lender, the Agent will promptly cause like funds to be distributed to such Lender for account of its Applicable Lending Office.

                 (b) COMPUTATIONS. All computations of interest, additional interest and fees accruing at a per annum rate shall be made on the basis of the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, additional interest or commitment fees are payable and a year of 360 days, except that interest at the Base Rate shall be computed on a year of 365 days or, in a leap year, 366 days.

                 (c) PAYMENT ON BUSINESS DAY. Whenever any payment hereunder is due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees. If, however, such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                 (d) PRESUMPTION OF PAYMENT. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Agent for the benefit of the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower does not make such payment to the Agent in full when due, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount was distributed to such Lender until the Business Day such Lender repays such amount to the Agent, at the Federal Funds Rate until the third Business Day after such demand and thereafter at the rate applicable to Base Rate Advances.


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                 II.16.   TAXES.

                 (a) NET PAYMENTS. Any and all payments by the Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any municipal subdivision thereof and, in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively, are "Taxes"). If the Borrower is required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received if no such deductions had been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                 (b) PAYMENT OF OTHER TAXES. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                 (c) INDEMNIFICATION. The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payment under this indemnity shall be due 30 days after written demand therefor.

                 (d) EVIDENCE OF PAYMENTS. Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Agent, at its address referred to in Section 8.2, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from or not subject to Taxes.

                 (e) WITHHOLDING TAX EXEMPTION. If any Lender is a "foreign corporation" within the meaning of the Code, such Lender shall deliver to the Agent (i) either (A) if such Lender qualifies for an exemption from, or a reduction of, United States withholding tax under a tax treaty, a properly completed and executed Internal Revenue Service form 1001 before the payment of any interest in the first calendar year and in each third succeeding calendar year during which interest may be paid under this Agreement, or (B) if such Lender qualifies for an exemption for interest paid under this Agreement


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         from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of Internal Revenue Service form 4224 before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, and (ii) such other form or forms as may be required or reasonably requested by the Agent to establish or substantiate exemption from, or reduction of, United States withholding tax under the Code or other laws of the United States. Each Lender agrees to notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                 (f) WITHHOLDING TAXES. Where any Lender which is a "foreign corporation" is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.16(e) are not delivered to the Agent, then the Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

                 (g) INDEMNIFICATION. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender which is a "foreign corporation" (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, together with all reasonable expenses incurred, including reasonable legal expenses and allocated staff costs and any other reasonable out-of-pocket expenses.

                 (h) SUBSEQUENT LENDERS. If any Lender grants participations in or otherwise transfers its rights under this Agreement, the participant or transferee shall be bound by the terms of Sections 2.16(e), (f) and (g) as though it were such Lender.

                 II.17.   SHARING OF PAYMENTS.

                 (a) Except as set forth in Section 2.17(b) below, all payments received by the Agent on account of any outstanding Obligations shall be applied by the Agent to the payment of Obligations that are then due as directed by the Borrower or as determined in good faith by the Agent.

                 (b) All payments and distributions received on account of any Obligations after the Advances have become due and payable (whether at maturity, by acceleration or otherwise) shall be applied to the payment of the Obligations in the following order:

                          First, to pay Obligations in respect of fees, expense
                 reimbursements or indemnities then due to the Agent,


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                          Second, to the ratable payment, based on the Pro Rata
                 Shares, of the principal of and interest on the Advances (including any and all Disallowed Post-Petition
                 Interest/Expense Claims in any Bankruptcy, Insolvency or Liquidation Proceeding),

                          Third, to the ratable payment, based on the total
                 amounts due, of all other Obligations (including any and all Disallowed Post-Petition Interest/Expense Claims in any Bankruptcy, Insolvency or Liquidation Proceeding), except Obligations in respect of Rate Contracts, and

                          Fourth, to the ratable payment, based on the total
                 amounts due, of all Obligations in respect of Rate Contracts.

                 (c) If, at any time after the Advances have become due and payable (whether at maturity, by acceleration or otherwise), any holder of Obligations obtains or receives any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligations owed to it in excess of the amount which it was entitled to receive pursuant to the provisions of
         Section 2.17(b) above, such holder of Obligations shall forthwith purchase from the other holders of Obligations such participations in the Obligations outstanding to them as shall be necessary to cause such purchasing holder to share the excess payment with the other holders of Obligations, to the end that all payments and distributions in any manner obtained or received after the Advances have become due and payable are applied and shared as set forth in Section 2.17(b) above. If all or any portion of such excess payment is thereafter recovered from such purchasing holder, such purchase from the other holders shall be rescinded and each such other holder shall repay to the purchasing holder the purchase price to the extent of its fairly allocable share of the recovery, but without interest.

                 (d) The Borrower agrees that any holder of Obligations purchasing a participation from another holder pursuant to Section 2.17(c) above may, to the fullest extent permitted by law, exercise collection rights (including the right of set-off) with respect to such participation as fully as if such holder were the direct creditor of the Borrower in the amount of such participation.


                                      III
                             CONDITIONS OF LENDING

                 III.1. CONDITIONS PRECEDENT ON THE CLOSING DATE. This Agreement shall become effective and binding upon the parties hereto only if each of the following conditions precedent is satisfied or waived by each Lender no later than April 30, 1996:

                 (a) LOAN DOCUMENTS. The Agent must have received, with sufficient copies for each Lender:

                           (i) this Agreement, including all exhibits and schedules hereto, duly executed by the Borrower, the Agent and each of the Lenders;

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                          (ii)     a Guaranty, in substantially the form of
                 Exhibit C-1, duly executed by each Subsidiary of the Borrower that is not, on the Closing Date, an Inactive Subsidiary or a Foreign Subsidiary;

                          (iii)    a Pledge and Security Agreement in
                 substantially the form of Exhibit C-2, duly executed and delivered by the Borrower and each Guarantor, together with (A) certificates representing the Pledged Shares referred to in Schedule A to such Pledge and Security Agreement, accompanied by undated stock powers executed in blank, and (B) evidence satisfactory to the Lenders that all other actions necessary or, in the opinion of the Lenders, desirable to perfect and protect the security interests created by the Pledge and Security Agreement have been taken, including delivery to the Agent of (x) all instruments constituting Collateral, duly endorsed, (y) UCC-1 financing statements duly executed by the Borrower and each Guarantor in form sufficient for filing in all offices in which the Agent or any Lender may consider filing to be appropriate in order to perfect the Agent's security interest, and (z) opinions of recognized counsel from the applicable jurisdiction of formation of each Material Foreign Subsidiary in substantially the form of Exhibit D-2, except as permitted by Section 2.1(i), 5.2(e) or 5.2(k);

                          (iv) an Intellectual Property Assignment in substantially the form of Exhibit C-3, duly executed, acknowledged and delivered by the Borrower and each Guarantor, if applicable, in form sufficient for recording in the United States Patent and Trademark Office and the United States Copyright Office;

                          (v) Transfer and Perfection Notices as to Permitted Cash Investments of the Borrower and the Guarantors, to the extent required under Section 5.2(j);

                          (vi) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in substantially the form of Exhibit C-6 and the Unsecured Environmental Indemnity Agreement in substantially the form of Exhibit C-7, each duly executed, acknowledged and delivered by the Borrower, together with recording instructions and evidence satisfactory to the Lenders that all other actions necessary or, in the opinion of the Lenders, desirable to perfect and protect the security interests created by the Real Estate Collateral Documents have been taken, including delivery to the Agent of
                 (A) UCC-1 fixture filing financing statements duly executed by the Borrower in form sufficient for filing in Santa Clara County and (B) a title insurance policy and ALTA survey satisfactory to the Agent and its counsel; and

                            (vii) a letter evidencing delivery to the Agent of an opinion letter from Ernst & Young LLP stating that the value of the Borrower's intellectual property assets is at least $250,000,000, and otherwise in form and substance satisfactory to the Agent.

                 (b) CORPORATE DOCUMENTS. The Agent must have received, with sufficient copies for each Lender:


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                            (i)    copies of the articles or certificate of
                 incorporation and by-laws or other governing documents of each Loan Party as in effect on the Closing Date, certified as of the Closing Date by the Secretary of State of the state in which such Loan Party is incorporated or formed or the Secretary or an Assistant Secretary of such Loan Party, as applicable;

                          (ii) copies of resolutions of the Board of Directors of each Loan Party approving the transactions contemplated hereby and authorizing the execution, delivery and performance of each Loan Document to which it is a party, certified as of the Closing Date by a Secretary or an Assistant Secretary of such Loan Party;

                          (iii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is a party and, in the case of the Borrower, to request an extension of credit hereunder; and

                          (iv) a good standing certificate for each Loan Party, issued as of a recent date by the Secretary of State of
                 (A) the state in which such Loan Party is incorporated or formed and (B) each state in which it owns material assets and conducts material operations.

                 (c) GOVERNMENTAL CONSENTS. Each Loan Party must have obtained all consents, approvals and authorizations required from any Governmental Authority in connection with the execution, delivery and performance of its obligations under the Loan Documents.

                 (d) NO INJUNCTION. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent or Requisite Lenders would enjoin, prohibit or restrain (i) the making of the Advances, or (ii) the consummation of the transactions contemplated by the Loan Documents.

                 (e) OTHER DELIVERIES. The Agent must have received, with sufficient copies for each Lender:

                          (i) a copy of the Borrower's Annual Report on Form 10-K for the year ended December 30, 1995;

                          (ii) a certificate dated as of the Closing Date and signed by the Chairman, Chief Executive Officer or Authorized Officer of the Borrower, certifying that, as of the Closing Date, (A) the representations and warranties contained in
                 Article IV of this Agreement are true and correct on and as of the Closing Date, as though made on and as of such date, (B) no Event of Default or Potential Default has occurred and is continuing, (C) since December 30, 1995, there has been no Material Adverse Change, and (D) each of the other conditions precedent set forth in this Article III has been satisfied;


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                          (iii)   all documents evidencing other necessary
                 corporate action and governmental approvals, if any, with respect to this Agreement or any other Loan Document; and

                          (iv) such other certificates, agreements, documents or instruments as the Agent or the Requisite Lenders may reasonably request in writing.

                 (f) LEGAL OPINIONS. The Agent must have received, with sufficient copies for each Lender, an opinion of Gray Cary Ware & Freidenrich, counsel for the Borrower and the Guarantors, substantially in the form of Exhibit D-1 and as to such other matters as any Lender through the Agent may reasonably request.

                 (g) PAYMENT OF EXISTING DEBT. The Agent must have received evidence satisfactory to the Requisite Lenders that all Debt of the Borrower and its Subsidiaries, except Debt permitted to be outstanding pursuant to Section 5.3(d), has been repaid in full and all related financing commitments have been terminated.

                 (h) PAYMENT OF FEES AND EXPENSES. All fees and expense reimbursements due to the Agent and the Lenders under this Agreement, the Commitment Letter and the Fee Letter must have been paid.

                 (i) NO MATERIAL ADVERSE CHANGE. Since December 30, 1995, there must not have been any Material Adverse Change.

                 III.2. CONDITIONS PRECEDENT TO EACH EXTENSION OF CREDIT. No Lender shall be obligated to make any Advance on any Borrowing Date (including the Closing Date, if such date is also a Borrowing Date) unless each of the following conditions precedent is then satisfied or waived by the Requisite
Lenders:

                 (a) NOTICE. The Borrower shall have delivered a fully completed Notice of Borrowing, dated such Borrowing Date.

                 (b) CERTIFICATION. Each of the following statements shall be true and correct, and the Agent shall have received for the account of each Lender a certificate dated such date and signed by an Authorized Officer, certifying that:

                          (i)   the representations and warranties contained in
                 Article IV of this Agreement, in Article III of the Pledge and Security Agreement, and in Article III of the Intellectual Property Assignment are true and correct in all material respects on and as of such Borrowing Date, both before and after giving effect to the extension of credit to be made hereunder on such Borrowing Date and the application of the proceeds therefrom, as though made on and as of such date; and

                          (ii) no event has occurred and is continuing, or would result from such extension of credit or from the application of the proceeds therefrom, which constitutes an Event of Default


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                 or a Potential Default.

The delivery of a Notice of Borrowing and the acceptance by the Borrower of the proceeds of a Borrowing shall constitute a representation and warranty by the Borrower that, on the date such Borrowing is made, the foregoing statements are true.

                                       IV
                         REPRESENTATIONS AND WARRANTIES

                 IV.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                 (a) ORGANIZATION. Each Loan Party is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is duly qualified to do business and in good standing in each jurisdiction where its material assets are located or its material operations are conducted, except where the failure to be so qualified could not reasonably be expected to cause a Material Adverse Change.

                 (b) POWER AND AUTHORITY. Each Loan Party has the corporate or partnership power (i) to carry on its business as now being conducted and as proposed to be conducted by it, (ii) to execute, deliver and perform each Loan Document to which it is a party, and
         (iii) to take all action necessary to consummate the transactions contemplated under each Loan Document to which it is a party.

                 (c) DUE AUTHORIZATION. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party have been duly authorized by all necessary action of its board of directors (or, in case of a Loan Party that is not a corporation, its governing authority) and neither contravene its certificate or articles of incorporation or by-laws (or, in case of a Loan Party that is not a corporation, its governing agreements) nor result in or require the creation of any Lien (other than pursuant to the Collateral Documents) upon any of its property or assets.

                 (d) SUBSIDIARIES AND OWNERSHIP OF CAPITAL STOCK. Set forth in Schedule 4.1(d) or in Schedule A to the Pledge and Security Agreement, as such Schedule may be amended pursuant to Section 5.2(e), is a complete list of all direct and indirect Subsidiaries of the Borrower. Such Schedules also set forth the number of issued and authorized shares of each class of capital stock of and other equity, ownership or profit interests in such Subsidiary and the identity of the holders of all such shares. Except as set forth in such Schedules, no capital stock of or other equity, ownership or profit interest in any such Subsidiary is subject to issuance or sale under any warrant, option or purchase right, conversion or exchange right, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of each such Subsidiary is duly authorized, validly issued, fully paid and nonassessable and, other than the stock of IMS, is not "margin stock," as that term is defined in Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

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                 (e)   GOVERNMENTAL APPROVAL. No authorization or approval or
         other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each of the Loan Parties of any Loan Document to which it is or will be a party, except for those listed on Schedule 4.1(e) and any filings or recordings required under the Loan Documents to perfect the security interest in favor of the Agent, each of which has been duly obtained or made and is in full force and effect.

                 (f) BINDING AND ENFORCEABLE. This Agreement is, and each other Loan Document to which any Loan Party will be a party is or when delivered will be, legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, subject to laws generally affecting the enforcement of creditors' rights.

                 (g) FINANCIAL INFORMATION. The consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1994 and December 30, 1995 and the related income and cash flow statements for the periods then ended, each other financial statement of the Borrower and its Subsidiaries delivered to the Agent or Lenders on or prior to the Closing Date (excluding any forecasts or financial projections which may have been delivered to the Agent or any Lender), and each financial statement delivered to the Lenders pursuant to Section 5.2(c), as and when delivered to the Agent or Lenders, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at the date thereof and the consolidated results of their operations for the period then ended, all in accordance with GAAP consistently applied but subject, in the case of unaudited financial statements, to normal year-end adjustments and the absence of footnotes.

                 (h) MATERIAL ADVERSE CHANGE. Since December 30, 1995, there has been no Material Adverse Change.

                 (i) COMPLIANCE. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party complies with all applicable laws. Each Loan Party is in compliance in all material respects with all material applicable laws, rules, regulations and orders.

                 (j) LITIGATION. Set forth on Schedule 4.1(j) is a list of all pending or overtly threatened actions or proceedings affecting any Loan Party before any court, governmental agency or arbitrator, and all loss contingencies within the meaning of GAAP, other than any action or proceeding that would not subject the Loan Parties to liability in excess of $10,000,000 individually or $20,000,000 in the aggregate. Except as identified on Schedule 4.1(j), there is no pending or overtly threatened action or proceeding affecting any Loan Party before any court, governmental agency or arbitrator, which would, if adversely determined, result in a Material Adverse Change or which relates to or could reasonably be expected to affect the legality, validity or enforceability of any Loan Document.

                 (k) NO CONFLICT. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party do not and will not (i) to its best knowledge, conflict with, result

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
         in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any instrument, lease, indenture, agreement or other contractual obligation issued by any Loan Party or enforceable against it or any of its property or assets if (A) such agreement is required to be filed with the Securities and Exchange Commission in accordance with the 1934 Act, (B) such Agreement is not readily replaceable without any material adverse effect on such Loan Party or its business or (C) any such conflict, breach or default would have a material adverse effect on the business of such Loan Party or
         (ii) require any approval of its stockholders or partners that has not been obtained.

                 (l) NO DEFAULT. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.

                 (m) PAYMENT OF TAXES. Each Loan Party has filed all federal income tax returns and all other tax returns required to be filed by it or has timely filed extensions relating thereto and has paid all taxes and assessments payable by it which have become due except to the extent being contested in accordance with the provisions of Section 5.2(h).

                 (n) MARGIN REGULATIONS. No proceeds of any Advance will be used for any purpose that requires any Lender to deliver or obtain any certification under, or to comply with any margin requirement or other provision of, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                 (o) CONDUCT OF BUSINESS. The Borrower and its Subsidiaries are engaged in the lines of business described in Schedule 4.1(o) and activities reasonably incidental thereto.

                 (p) ENVIRONMENTAL MATTERS. Except as set forth in Schedule 4.1(p), as it may from time to time be amended by the Borrower, no Material Environmental Claim is pending or, to the knowledge of the Borrower, overtly threatened against the Borrower or any of its Subsidiaries or any of their past or present property or assets. Except as set forth in Schedule 4.1(p), and except in respect of matters that, in the aggregate, are not and cannot reasonably be expected to result in a Material Environmental Claim or a Material Adverse Change, the operations of the Borrower and its Subsidiaries comply and have complied in all material respects with all applicable Environmental Laws.

                 (q)      ERISA COMPLIANCE.

                          (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable federal or state law.

                          (ii) Each Pension Plan which is intended to be tax-qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to qualify under
                 Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of
                 Section 501 of the Code, and to the best knowledge of the Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

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
                          (iii)  Except as set forth in Schedule 4.1(q),
                 (i) none of the Pension Plans which is subject to Title IV of ERISA has any material Unfunded Pension Liability as to which the Borrower or any ERISA Affiliate is or may be liable;
                 (ii) neither the Borrower nor any ERISA Affiliate has nor reasonably expects to incur any material liability (and no event has occurred which, with the giving of notice under
                 Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to any Multiemployer Plan; (iii) no ERISA Event has occurred or, to the best knowledge of the Borrower, is reasonably expected to occur; and (iv) neither the Borrower nor any ERISA Affiliate has maintained any Welfare Plan which provides, or requires the Borrower or any ERISA Affiliate to provide, medical or other welfare benefits to any participant after the termination of such participant's employment with the Borrower or such ERISA Affiliate (except to the extent required by the provisions of Part 6 of Title I, Subtitle B of ERISA or Sections 162(k) and 4980B of the Code).

                          (iv) Each Welfare Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with provisions of Part 6 of Title I of ERISA and Sections 162(k) and 4980B of the Code at all times.

                          (v) Neither the Borrower nor any ERISA Affiliate has engaged, directly or indirectly, in a prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) for which no statutory or administrative exemption is applicable in connection with any Plan the consequences of which, in the aggregate, constitute or can reasonably be expected to result in a Material Adverse Change.

                 (r) TITLE TO ASSETS; NO INFRINGEMENT. Each Loan Party has good and merchantable title, as of the date of each of its financial statements delivered hereunder, to all of its material assets reflected therein, free and clear of all Liens except Liens permitted under
         Section 5.3(a), and such assets do not in any material respect infringe upon any patent, trademark, copyright or other legally protected interest of any other Person.

                 (s) Perfection. On and after the Closing Date and, with respect to perfection upon the filing, recording or delivery of the financing statements, Intellectual Property Assignment, Transfer and Perfection Notices and the Real Estate Collateral Documents delivered pursuant to Section 3.1(a) or Section 5.2(e), the provisions of each Collateral Document are effective to create in favor of the Agent, for the benefit of the Lenders, legal, valid and perfected security interests in all right, title and interest in the Collateral described therein (to the extent that a security interest in such Collateral can be perfected by the filing, recording or delivery of such financing statements, Intellectual Property Assignment, Transfer and Perfection Notices and Real Estate Collateral Documents) enforceable against each Loan Party that owns an interest in such Collateral, subject to laws generally affecting the enforcement of creditors' rights. The Loan Parties have delivered to the Agent the instruments constituting Collateral as to which (i) delivery to the Agent is required under
         Section 3.1(a) or Section 5.2(e) and (ii) possession by the Agent is required to perfect the security interest in favor of the Agent in such Collateral.

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
                 (t)      Undisclosed Liabilities.  Except as set forth on
         Schedule 4.1(t), neither the Borrower nor any of its Subsidiaries has any liabilities, contingent or otherwise, which, if fixed or enforced or rendered non-contingent, would or could constitute a Material Adverse Change.

                 (u) License Agreements. The standard form of license agreements setting forth the customary terms on which any Loan Party sells or licenses substantially all (with only immaterial exceptions) of the products or services sold, licensed or offered by it in the ordinary course of its business do not in any manner restrict the creation of any security interest in any right of such Loan Party thereunder. As of the date hereof, no license agreement under which any Loan Party is the licensee and which is material to the conduct of its business prohibits or restricts the creation of a security interest in any right of the Loan Party thereunder.

                                       V
                           COVENANTS OF THE BORROWER

                 V.1. Financial Covenants. So long as any Obligation remains unpaid or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing:

                 (a) Minimum Adjusted EBITDA. The Borrower will not cause, permit or suffer Adjusted EBITDA, determined as of each Fiscal Quarter End Date set forth below for the four Fiscal Quarters then ended (taken as a single period), to be less than the amount set forth as to such day below:


                                                    Minimum Four-Fiscal Quarter
         Approximate Fiscal Quarter End Date        Adjusted EBITDA

         Dec. 31, 1995 through March 31, 1996               $100,000,000
         June 30, 1996                                       102,000,000
         Sept. 30, 1996                                      104,000,000
         Dec. 31, 1996                                       106,000,000
         March 31, 1997                                      108,000,000
         Thereafter                                          110,000,000



                 V(nnnn) Maximum Total Debt/Adjusted EBITDA Ratio. The Borrower will not cause, permit or suffer the ratio of (i) Total Debt determined as of each Fiscal Quarter End Date set forth below plus the net aggregate maximum contingent liability of the Borrower in respect of Permitted Stock Transactions (except any liability which the Borrower has the unconditional right or option to discharge by delivery of its common stock) determined as of such day by marking each such Permitted Stock Transaction to market, to (ii) Adjusted EBITDA for the four Fiscal Quarters then ended (taken as a single period) to be greater than the amount set forth as to such day below:


                                                     Maximum Total Debt/Adjusted
         Approximate Fiscal Quarter End Date         EBITDA Ratio
         Dec. 31, 1995 through June 30, 1996                    1.50
         Sept. 30, 1996 through Dec. 31, 1996                   1.45
         Mar. 31, 1997                                          1.40
         June 30, 1997                                          1.35
         Sept. 30, 1997 through Dec. 31, 1997                   1.25
         Thereafter                                             1.10


                 (b) Minimum Fixed Charge Coverage Ratio. The Borrower will not cause, permit or suffer the Fixed Charge Coverage Ratio, determined as of any Fiscal Quarter End Date, to be less than 1.25.

                 (c) Minimum Liquidity. The Borrower will not, on any day, cause, permit or suffer the sum of cash, Permitted Cash Investments and Loan Availability (which may only be counted so long as no Event of Default or Potential Default is then continuing) to be less than $50,000,000.

                 V.2. Affirmative Covenants. So long as any Obligation remains unpaid or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing the Borrower will, and will cause its Subsidiaries to:

                 (a) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders.

                 (b) Inspection of Property and Books and Records. Except in the case of Inactive Subsidiaries, (i) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business, and (ii) permit representatives of the Agent or any Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested (which in the case of any Lender other than Agent shall not exceed two times per year), upon reasonable advance notice to the Borrower, except that when an Event of Default exists the Agent or any Lender may take any such action at any time during business hours and on same-day notice.

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
                 (c)   Reporting Requirements.  Furnish to the Lenders:

                       (i) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters in each year, the consolidated balance sheet of the Borrower and its Subsidiaries (and IMS, if required by GAAP) as at the end of such Fiscal Quarter and their consolidated income and cash flow statements for such Fiscal Quarter and for the fiscal year to date, certified by an Authorized Officer;

                       (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the Annual Report on Form 10-K for such year for the Borrower and its Subsidiaries (and IMS, if required by GAAP), containing consolidated financial statements for such year certified without any qualification by a firm of certified public accountants of nationally recognized standing;

                       (iii) as soon as available, a copy of each management letter delivered to the Borrower by any outside auditing firm, if such management letter identifies a material weakness;

                       (iv) as soon as possible and in any event within five Business Days after becoming aware of any Event of Default or Potential Default, any pending or overtly threatened material litigation, any Material Environmental Claim, any ERISA Event or any Material Adverse Change, a statement of an Authorized Officer setting forth details of such Event of Default or Potential Default, litigation, claim, event or change and the action which the Borrower has taken and proposes to take with respect thereto;

                       (v) promptly after the filing thereof, copies of all reports and all registration statements filed by or on behalf of the Borrower with the Securities and Exchange Commission or any national securities exchange, excluding filings on Form S-8 (or any successor form) and any other filing solely in respect of stock option plans of the Borrower;

                       (vi) promptly after delivery, copies of each report to any holder of Debt of the Borrower or any Subsidiary in excess of $2,000,000, if such report relates to any default or event of default with respect to such Debt;

                       (vii) concurrently with the delivery of the financial statements referred to in clause (i) and (ii) above, a compliance certificate of an Authorized Officer in substantially the form of Exhibit E-1 and setting forth the information requested therein;

                       (viii) such other information respecting the current or past assets, liabilities, condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent or any Lender through the Agent from time to time may reasonably request.

                 (d)   Preservation of Corporate Existence, Etc. Subject to
         Section 5.3(h) and in the case of each Loan Party and each Material Subsidiary, (i) preserve and maintain in full force and effect its corporate or partnership existence and good standing under the laws of the jurisdiction in which it was incorporated or organized and all rights, privileges, qualifications, permits, licenses and franchises material to the normal conduct of its business, (ii) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others doing business with it, and (iii) preserve or renew all of its patent, copyrights, trademarks and licenses therefor and other intellectual property, the non-preservation of which constitutes or could reasonably be expected to result in a Material Adverse Change.

                 (e) New Subsidiaries. Promptly, and in any event within ten Business Days, after the date on which a new Subsidiary of the Borrower (other than an Inactive Subsidiary) is formed or acquired or the date a Subsidiary ceases to be an Inactive Subsidiary or a Foreign Subsidiary,
         (i) notify the Agent of such event; and (ii) in the case of each Subsidiary that is not a Foreign Subsidiary and each Material Foreign Subsidiary, deliver to the Agent all stock certificates and other instruments added to the Collateral thereby, accompanied by an undated stock power or transfer document executed in blank (except that 35% of the outstanding stock of each Material Foreign Subsidiary need not be delivered, and stock of a Material Foreign Subsidiary which is held and owned solely by another Material Foreign Subsidiary need not be delivered); and promptly, and in any event within 20 Business Days, after such formation, acquisition or change, (A) amend Schedule 4.1(d) and Schedule A of the Pledge and Security Agreement in light of such event; (B) cause such Subsidiary (unless it is a Foreign Subsidiary) to execute and deliver the Guaranty in substantially the form of Exhibit C-1, a Pledge and Security Agreement in substantially the form of Exhibit C-2 and an Intellectual Property Assignment in substantially the form of Exhibit C-3 and all financing statements and other documents required thereunder or appropriate to perfect the security interest created thereby; and (C) deliver to the Agent in respect of the new Subsidiary an opinion of counsel confirming as to the new Subsidiary the matters required to be confirmed under Section 3.1(a)(iii) and 3.1(f), as applicable.

                 (f) Maintenance of Property. Maintain and preserve all its property which is necessary for use in its business in good working order and condition, except for ordinary wear and tear and except as permitted under Section 5.3(b).

                 (g) Insurance. Maintain insurance with financially sound and reputable insurers with respect to its properties and business against loss or damage of the kinds consistent with industry practice of Persons engaged in the same or similar business and operating in the same geographic area, of such types and in such amounts as are carried under similar circumstances by such other Persons.

                 (h) Payment of Taxes and Lienable Items. Except as set forth on Schedule 5.2(h), pay and discharge, as they become due and payable, all claims for tax liabilities, assessments and governmental charges or levies against it or upon its properties or assets and all lawful claims which, if unpaid, would, with the passage of time or notice or both, by law become a Lien upon its property, unless (i) such claim is contested in good faith, (ii) adequate reserves have been established for such claim to the extent required by GAAP and other adequate provision for the payment thereof has been made, (iii) enforcement of such claim is effectively stayed for the entire duration of such contest, and (iv) if such claim is determined to be due, it is paid, with all interest or penalties thereon, promptly and in any event within the time period prescribed by applicable law, after resolution of such contest; provided, however that in the case of each of clauses
         (ii) and (iii), an aggregate of up to $100,000 of such claims at any one time outstanding shall be permitted.

                 (i) Use of Proceeds. Use the proceeds of the Advances solely for lawful and permitted corporate purposes of the Borrower and its Subsidiaries and not in contravention of this Agreement or any other agreement or obligation binding upon it and in strict compliance with all applicable laws, regulations and orders.

                 (j) Permitted Cash Investments. To the extent it has cash, keep its cash (other than cash in collection or disbursement) invested in such accounts and through such intermediaries that the Agent's security interest under the Pledge and Security Agreement can lawfully be created and perfected by the provisions of the Pledge and Security Agreement and a Transfer and Perfection Notice to the depositary or intermediary, except that such investment shall not be required as to any cash of the Borrower or any of its Subsidiaries in amounts in excess of the difference between (i) $50,000,000 less (ii) the then Loan Availability (or, if the statements in clause (i) and (ii) in Section 3.2(b) are not then true and correct, zero).

                 (k)   Further Assurances.

                       (i) Promptly and in no event later than five Business Days after becoming aware thereof, notify the Lenders if any written information, exhibits and reports furnished to the Lenders contained any untrue statement of a material fact or omitted to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and correct any defect or error that may be discovered therein or in the execution, acknowledgment or recordation of any Loan Document.

                       (ii) Promptly upon request by the Agent or the Requisite Lenders, execute, deliver, acknowledge, file, re-file, register and re-register any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent or the Requisite Lenders may reasonably require from time to time in order (A) to carry out more effectively the purposes of this Agreement or any other Loan Document, (B) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests described in or intended to be covered by any Collateral Document, (C) to establish and maintain the validity, effectiveness, perfection and priority of any Collateral Document or any Liens intended to be created thereby, (D) to maintain the pledge to the Agent of 100% and 65%, respectively, of the outstanding equity interests of each Subsidiary which is not a Foreign Subsidiary and each Material Foreign Subsidiary as required by Sections 3.1(a) and 5.2(e) (subject to Clause
                 (iv) below) or (E) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection therewith.

                          (iii) Notwithstanding the foregoing Clause (ii) above, the Borrower shall not be required to deliver to the Agent notes or other instruments evidencing loans and advances to employees of the Borrower or any of its Subsidiaries or any equity securities so long as the unrecovered initial cost of such notes, other instruments and equity securities does not exceed $3,000,000.

                          (iv) Use its reasonable best efforts to deliver to the Agent as soon as reasonably practicable and in no event later than the 90th day after the Closing Date: (A) a legal opinion addressed to the Agent by a reputable attorney authorized to practice in the jurisdiction in which each Material Foreign Subsidiary has been organized, substantially confirming (in conformity with local practice for legal opinions of this type), as to the Agent's security interest in the shares of capital stock of such Material Foreign Subsidiary identified as Pledged Shares in Schedule A to the Pledge and Security Agreement, each and all of the matters contemplated in the form of legal opinion attached hereto as Exhibit D-2; and
                 (B) the original stock certificates representing such shares accompanied by all necessary or appropriate instruments of transfer and all related documents, acts and deeds necessary in the opinion of such counsel to transfer such Pledged Shares to the Agent, in pledge, free from the interest of any subsequent bona fide purchaser.

                 (l) Licenses. Maintain standard forms of license agreements that conform with the representations contained in the first sentence of Section 4.1(u).

                 V.3. Negative Covenants. So long as any Obligation remains unpaid or any Lender is obligated to extend credit hereunder, without the written consent of the Requisite Lenders the Borrower will not, and will not cause or permit any Subsidiary of the Borrower to:

                 (a) Liens. Directly or indirectly make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or become or remain bound by any agreement to do so, except:

                       (i) any Lien (other than a Lien on the Collateral) (A) existing on the Closing Date and described in Schedule 5.3(d), securing Debt permitted under Section 5.3(d)(i), or (B) granted to secure any extension, renewal, refinancing or replacement of any such Debt if (x) the principal amount secured thereby is not increased and (y) the property subject to the Lien so granted is limited to the property that was subject to the original Lien and any accessions, fixtures, improvements or equipment added thereto in the ordinary course of business;

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
                       (ii)   any Lien created under any Loan Document;

                       (iii) any Lien for taxes, fees, assessments or other governmental charges which are not delinquent and remain payable without penalty or which are being contested as permitted under Section 5.2(h);

                       (iv) any carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Lien created by operation of law and arising in the ordinary course of business which is not delinquent or remains payable without penalty or which is being contested as permitted under Section 5.2(h);

                       (v) any Lien (other than a Lien imposed by Environmental Laws or by ERISA) on the property of the Borrower or any of its Subsidiaries imposed by law, or pledges or deposits required by law pursuant to worker's compensation, unemployment insurance and other social security legislation, or made to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases (including landlords' Liens), government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), in an aggregate amount not exceeding $2,000,000 at any one time outstanding;

                       (vi) any easement, right-of-way, restriction and other similar encumbrance incurred in the ordinary course of business if, in the aggregate, such items are not substantial in amount and do not constitute and cannot reasonably be expected to result in a Material Adverse Change;

                       (vii) any Lien arising out of any judgment or award against it, if (A) such Lien is being contested as permitted under Section 5.2(h), (B) there is no material likelihood of the sale, forfeiture or loss of any part of its properties, (C) such Lien does not materially interfere with the use of any material part of its properties, and (D) the existence of such Lien is not an Event of Default under Section 6.1(j);

                       (viii) any Lien on property of a Person which becomes a
                 Subsidiary after the date of this Agreement if such Lien existed at the time such Person became a Subsidiary of the Borrower and was not created in anticipation thereof;

                       (ix) Leases or subleases and licenses and sublicenses granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor or licensor or under any lease or license;

                       (x) Liens which constitute rights of set-off of a customary nature or bankers' Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

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
                       (xi)   any of the Liens described in Section
                 5.3(d)(iii), (iv), (v) or (vii), securing only the Debt permitted and described as secured by such Lien thereunder; and

                       (xii) any Lien upon any capital stock of IMS owned by the Borrower on February 8, 1996, if and to the extent that the provisions of this Section 5.3(a) would otherwise cause any of the Obligations to be "indirectly secured" by such capital stock, within the meaning of Regulations G and U of the Board of Governors of the Federal Reserve System,

         or become or remain bound by any agreement restricting its ability to grant, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, as security for the payment of the Obligations or any refinancing or replacement thereof, except (A) restrictions set forth in the Loan Documents, (B) restrictions on junior Liens on property secured by a Lien permitted under clauses (i) or (xi) of this
         Section 5.3(a), if such restrictions are enforceable solely by the holder of the Lien so permitted, and (C) restrictions on the creation of a Lien on the lessee's interest under a lease, if such restrictions are enforceable solely by the lessor under such lease.

                 (b) Disposition of Assets. Engage in any Asset Sale or otherwise directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of all or any portion of its assets, business or property, or agree to do any of the foregoing, except:

                       (i) dispositions of inventory or used, worn-out or surplus property or equipment or Permitted Cash Investments, in each case in the ordinary course of business;

                       (ii) the sale of any capital stock of IMS owned by the Borrower on February 8, 1996;

                       (iii) the sale or liquidation of assets of the type described in Section 5.3(c)(ii), (v), (vi) or (viii);

                       (iv) any other sale or disposition so long as (x) after giving effect to such sale or disposition and all other such sales and dispositions made in the same fiscal year, the aggregate gross revenues generated by or attributable to the assets sold or disposed of in all such sales or dispositions in such fiscal year did not in the prior fiscal year exceed 15% of the consolidated gross revenues of the Borrower and its Subsidiaries for such prior fiscal year and (y) the sale or disposition is made for cash or for other assets the fair value of which, when added to the then unrecovered investment in all such other assets so received, does not exceed $5,000,000;

                       (v) receivable factoring arrangements of Foreign Subsidiaries permitted under Section 5.3(d)(xi); and

                       (vi) a transfer of the Seely Campus to a wholly-owned Subsidiary of the Borrower if such Subsidiary executes a Guaranty and Pledge and Security Agreement prior to or concurrently

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
                 with such transfer.

         provided, however, that neither Borrower nor any Subsidiary shall dispose of any asset to effect a leaseback of such asset. Notwithstanding the foregoing, Borrower may transfer the Seely Campus to a wholly-owned Subsidiary of the Borrower without complying with either Clause (vi) above or the foregoing proviso subsequent to a release of the Agent's Lien on the Seely Campus pursuant to Section 7.7(v).

                 (c) Investments. Directly or indirectly make, acquire, carry or maintain any Investment, or become or remain bound by any agreement to make, acquire, carry or maintain any Investment, except:

                        (i) Investments held on the Closing Date and described in Schedule 5.3(c);

                        (ii)    Permitted Cash Investments;

                        (iii) loans by the Borrower to any Subsidiary of the Borrower or by any such Subsidiary to the Borrower, so long as each promissory note or other instrument, if any, evidencing such loan has been delivered to the Agent in pledge;

                        (iv) loans and advances to employees of the Borrower or any of its Subsidiaries, in an aggregate amount not exceeding $3,000,000 at any one time outstanding;

                        (v) Investments in the Venture Fund, so long as the aggregate unrecovered investment made therein (not counting recoveries fairly characterized as income) does not exceed $60,000,000;

                        (vi) Investments acquired in an Asset Sale permitted under Section 5.3(b)(iv);

                        (vii) acquisitions permitted under Section 5.3(g)(i) or (iv); and

                        (viii) other Investments so long as the aggregate unrecovered investment made by the Borrower and its Subsidiaries therein (counted at cost and not counting recoveries fairly characterized as income) does not exceed $20,000,000.

                 (d) Limitation on Debt and Accommodation Obligations. Directly or indirectly create, incur, assume, guarantee or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt or any Accommodation Obligation, except:

                        (i) Debt existing on the Closing Date and described in Schedule 5.3(d) and any extension, renewal or refinancing of such Debt so long as either (A) the principal amount of such Debt is not increased or (B) any increase in the principal amount of such Debt is permitted pursuant to another clause of this Section 5.3(d);

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
                        (ii)    the Obligations;

                        (iii) up to $20,000,000 in principal amount of Debt secured by the ROPA Facility and by the Borrower's obligations under a lease thereof;

                        (iv) not less than $20,000,000 or more than $25,000,000 in principal amount of Debt secured by the Seely Campus, but only if on the date such Debt is incurred the Borrower concurrently makes a Facility Reduction pursuant to
                 Section 2.5 in an amount equal to the principal amount of the Debt so incurred;

                        (v) up to $30,000,000 in principal amount of Debt incurred for construction and permanent financing of one or more buildings and improvements on the Seely Campus Vacant Land;

                        (vi) bank credit incurred by Foreign Subsidiaries, not exceeding $15,000,000 in the aggregate at any one time outstanding;

                        (vii) Capital Leases, conditional sales agreements and other purchase money Debt for property, plant or equipment, not exceeding $10,000,000 in the aggregate at any one time outstanding;

                        (viii) Debt under interest rate or currency hedging agreements;

                        (ix) Debt, in an aggregate amount not exceeding $3,000,000 at any one time outstanding, consisting of obligations of the Borrower or a Subsidiary to purchase capital stock, warrants, options or other equity interests from an officer, employee or consultant of such Person pursuant to an employment contract or consulting agreement entered into with such officer, employee or consultant on reasonable and customary business terms;

                        (x) Debt incurred to finance an acquisition permitted under Section 5.3(g)(iv), or outstanding against a Person acquired in any such acquisition before it was acquired, but only if (A) such Debt is unsecured and constitutes a liability solely of the Borrower, (B) such Debt matures after the Maturity Date or any Extended Maturity Date, (C) such Debt is not subject to any cross-default to any obligation, breach, Event of Default or Potential Default hereunder or to covenant terms substantially as favorable to the lender as those set forth herein or is subordinated to all Obligations and any refinancing or replacement thereof on terms satisfactory to the Requisite Lenders, and (D) on a pro forma basis (as though the acquisition had been made and the Debt had been incurred on the first day of the most recent 12-month financial covenant reporting period prior to the date of the acquisition) the Borrower would have been in compliance with the ratio of Total Debt to Adjusted EBITDA covenant set at a level that is 0.10 lower than the level then required under Section 5.1(b) and would have been in compliance with Fixed Charge

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
                 Coverage Ratio covenant set at a level that is 0.10 higher than the level then required under Section 5.1(c);

                          (xi) liabilities of a Foreign Subsidiary to the purchaser of the accounts receivable of such Foreign Subsidiary under an off-balance sheet receivables factoring arrangement entered into by such Foreign Subsidiary in the ordinary course of its business, so long as the aggregate unrecovered investments of the purchasers under such arrangements do not at any one time exceed 30% of the net accounts receivable of all the Foreign Subsidiaries, taken as a whole;

                          (xii) Debt in the nature of surety bonds issued at the request of the Borrower or any Subsidiary to secure contingent obligations of such Person in connection with litigation which is listed on Schedule 4.1(j) to the extent permitted under Section 5.3(a)(v);

                          (xiii)  Debt permitted under Section 5.3(c)(iii); and

                          (xiv) other Debt not exceeding $5,000,000 at any one time outstanding.

                 (e) Transactions with Affiliates. Enter or agree to enter into any transaction with any Affiliate of the Borrower or of any Subsidiary of the Borrower except (i) under the Loan Documents or (ii) subject to Section 5.3(k), in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Subsidiary and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than those readily available to the Borrower or such Subsidiary in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.

                 (f) Restricted Junior Payments. Directly or indirectly (v) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or any other equity, ownership or profit interests, (w) purchase, redeem or otherwise acquire for value any shares of any class of capital stock of, or other equity, ownership or profit interests in, the Borrower or any of its Subsidiaries or any warrants, rights or options to acquire any such shares or interests, now or hereafter outstanding, (x) enter into any agreement restricting the ability of any Subsidiary of the Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders, (y) agree to or permit any amendment or modification of, or change in, any of the terms of agreements governing Subordinated Debt, or (z) pay, prepay, redeem, or purchase or otherwise acquire any Subordinated Debt, or make any deposit to provide for the payment of any Subordinated Debt when due, or exchange any Subordinated Debt, or give any notice in respect thereof, except that:

                          (i) the Borrower may declare and make any dividend payments or other distributions payable solely by the Borrower in common stock of the Borrower;

                          (ii) any Subsidiary of the Borrower may declare and make dividends and distributions


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
                 made solely to the Borrower or to a wholly-owned Subsidiary of the Borrower;

                          (iii) when and as authorized by Borrower's board of directors, Borrower may purchase its common stock from an officer or employee of the Borrower or any of its Subsidiaries when contractually required upon termination of employment and the Borrower may enter into Permitted Stock Transactions, in each instance in compliance with all applicable laws and regulations, if on the date of such purchase or the date such Permitted Stock Transaction is entered into (A) no Event of Default or Potential Default is continuing or would result from such purchase or Permitted Stock Transaction and (B) Adjusted EBITDA determined as of the Fiscal Quarter End Date for which a compliance certificate was then most recently due and determined for the two Fiscal Quarters ending on such day was not less than the amount set forth below as to such day:

                 Approximate
                 Fiscal Quarter End Date:    Minimum Six-Month Adjusted EBITDA:
                 Dec. 30, 1995 through
                 March 31, 1998                          $60,000,000

                 June 30, 1998 through
                 September 30, 1998                       65,000,000

                 Thereafter                               70,000,000

                          (iv) the Borrower may implement the provisions of that certain Rights Agreement, dated as of February 9, 1996 between the Borrower and Harris Trust and Savings Bank as in effect on the date hereof.

                 (g) Mergers, Etc. Merge or consolidate with or into or enter into any agreement to merge or consolidate with or into any Person, or acquire any ownership interest in any assets, business or Person, except:

                          (i) acquisitions of property, plant and equipment in the ordinary course of business;

                          (ii) mergers or consolidations between wholly-owned Subsidiaries of the Borrower or between Borrower and any of its wholly-owned Subsidiaries;

                          (iii)   investments permitted under Section 5.3(c);

                          (iv) an acquisition of the entire ownership interest in any assets used for, or any business or Person engaged in, any of the lines of business currently conducted by Borrower and its Subsidiaries and activities reasonably incidental thereto, so long as (A) the acquisition is made solely in exchange for cash or for Borrower's common stock, (B) no more than $50,000,000 in

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
                 cash is expended for any one acquisition, (C) no Debt is assumed or incurred in connection with the acquisition, except as permitted under Section 5.3(d)(x), (D) if the acquisition is accomplished by merger or consolidation, either the Borrower or a wholly-owned domestic Subsidiary of the Borrower is the surviving corporation and (E) no Event of Default or Potential Default is continuing or would result from such acquisition.

                 (h) Conduct of Business. Engage in any business or activity other than the businesses described in Section 4.1(o) and any activity reasonably incidental thereto.

                 (i) Compliance with ERISA. Directly or indirectly (or permit any ERISA Affiliate directly or indirectly to) (i) terminate any Plan subject to Title IV of ERISA so as to result in liability to the Borrower or any ERISA Affiliate in excess of $10,000,000; (ii) permit any ERISA Event to exist; (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in liability to the Borrower or any ERISA Affiliate in excess of $10,000,000; or (iv) permit the total Unfunded Pension Liabilities (using the actuarial assumptions utilized by the PBGC) for all Pension Plans (other than Pension Plans which have no Unfunded Pension Liabilities) to exceed $10,000,000.

                 (j) Payment Restrictions Affecting Subsidiaries. Cause, permit or suffer any Subsidiary to become or remain subject to any contractual obligation that in any manner limits or restricts its right to pay dividends or make distributions, whether in cash or in property, to its stockholders or to make loans or sell assets to the Borrower or any of its Subsidiaries or to enter into any other lawful transaction with the Borrower or any of its Subsidiaries, except limitations and restrictions set forth in the Loan Documents.

                 (k) Transactions with IMS. Make or suffer to exist any Investment in IMS (other than the shares of IMS' capital stock held by the Borrower on February 8, 1996 and any shares of stock issued in respect of stock dividends thereon or stock splits thereof), purchase or hold any Debt of IMS or issue or maintain any Accommodation Obligation of a Debt of IMS or, unless effected in accordance with
         Section 5.3(e), sell any asset to IMS or enter into or suffer to exist any other agreement or transaction with IMS (other than (i) the Stockholder Agreement dated as of May 10, 1995, (ii) the Shareholder Agreement dated as of May 17, 1995, (iii) the Asset Transfer Agreement dated as of June 30, 1994, (iv) the Connections Partner Membership Agreement dated as of June 30, 1994, (v) the Corporate Services Agreement dated as of May 1, 1995, (vi) the Tax Sharing Agreement dated as of April 1, 1995 and (vii) the Joint Sales Agency Agreement as referred to in an internal memorandum of the Borrower dated October 3, 1995, each between IMS and the Borrower, and the performance of the Borrower's obligations and exercise of its rights under such agreements).

                 (l) Licenses. In respect of any license agreement under which any Loan Party is the licensee and which is material to the conduct of such Loan Party's business, agree to any prohibition of or restriction on the creation of a security interest in any right of such Loan Party thereunder, other than, in the case only of any such license agreement that relates to any intellectual property not previously licensed to the Borrower or any of its Subsidiaries, such restrictions on the creation of a security interest as such Loan Party is required, in its commercially reasonable judgment, to accept.


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                                       VI
                               EVENTS OF DEFAULT

                 VI.1. Events of Default. If any of the following events (each, an "Event of Default") shall occur and be continuing:

                 (a) Non-Payment of Principal. The Borrower fails to pay when due any principal of any Advance; or

                 (b) Non-Payment of Interest. The Borrower fails to pay when due any interest payable under Section 2.7 and such failure continues for three days; or

                 (c) Non-Payment of Other Obligations. The Borrower fails to pay any additional interest payable under Section 2.8 or any fee payable under Section 2.4 or any other Obligation, and such failure continues for ten Business Days after either (A) it is acknowledged in writing by the Borrower or (B) written notice thereof is given to the Borrower by the Agent or any Lender; or

                 (d) Representations and Warranties. Any representation or warranty made by any Loan Party under or in connection with any Loan Document proves to have been incorrect in any material respect when made; or

                 (e) Financial and Negative Covenants. The Borrower fails to perform or observe any term, covenant or agreement set forth in
         Section 5.1 or Section 5.3; or

                 (f) Reporting and Collateral Covenants. The Borrower fails to perform or observe any term, covenant or agreement set forth in Sections 5.2(c), (e), (j) or (k), and such failure continues for ten Business Days after either (A) it is acknowledged in writing by the Borrower or (B) written notice thereof is given to the Borrower by the Agent or any Lender; or

                 (g) Other Agreements. The Borrower or any Loan Party fails to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document (other than those specifically referred to in any of the preceding paragraphs of this Section 6.1) and such failure continues for 30 days after either (A) it is acknowledged in writing by the Borrower or (B) written notice thereof is given to the Borrower by the Agent or any Lender; or

                 (h) Default as to Other Debt. The Borrower or any of its Subsidiaries (i) fails to pay, when due and payable (whether at the scheduled maturity or upon any required prepayment, acceleration, demand or otherwise), any principal of or premium or interest on any Debt (except any Borrowings) outstanding in a principal amount of at least $2,000,000, and such failure continues for longer than the period of grace, if any, specified for such failure in the indenture or agreement governing such Debt, or

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
         (ii) commits, permits or suffers a breach, default or event of default to occur under any indenture or agreement governing any Debt (except any Borrowings) outstanding in a principal amount of at least $2,000,000 and such breach, default or event of default continues for longer than the period of grace, if any, specified for such failure in such indenture or agreement; or any such Debt of at least $2,000,000 is declared to be due and payable or is required to be prepaid prior to the stated maturity thereof; provided, however, that no such failure, breach, default, event of default, declaration or requirement as to any Debt (x) which is the liability solely of a Foreign Subsidiary shall be an Event of Default hereunder until either (A) it is acknowledged in writing by the Borrower or (B) it continues for 10 Business Days after written notice thereof is given to the Borrower by the Agent or any Lender and (y) no such failure, breach, default, event of default, declaration or requirement as to any Debt shall be an Event of Default hereunder if, in the case of a wholly-owned Subsidiary, such Debt is held entirely by the Borrower, or, in the case of the Borrower, such Debt is held entirely by one or more of its wholly-owned Subsidiaries; or

                 (i) Bankruptcy. (x) The Borrower or any Material Subsidiary is generally not paying its debts as they become due or admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; (y) or any proceeding is instituted by or against any Loan Party or any Subsidiary of a Loan Party seeking an order for relief under the United States Bankruptcy Code or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property under any law relating to bankruptcy, insolvency, liquidation or reorganization or relief of debtors and either (i) any such relief in any such proceeding is sought or consented to by it or an order for any such relief is entered against it, or (ii) any such proceeding instituted against it remains undismissed and unstayed for a period of 60 days; or (z) any Loan Party or any Material Subsidiary takes any corporate action to authorize any of the actions set forth above in this Section 6.1(i); provided, however, that the occurrence of any action referred to in clause (y) with respect to any Inactive Subsidiary or the authorization of any such action as referred to in clause (z), shall not constitute an Event of Default if the Agent receives an opinion of recognized counsel in form and substance acceptable to the Requisite Lenders prior to such event or authorization stating that the bankruptcy or other dissolution of the Inactive Subsidiary should not result in the imposition of any Debts or other liabilities of such Inactive Subsidiary upon the Borrower or any of its other Subsidiaries, with reasonable qualifications depending upon local practice and law; or

                 (j) Judgments. Any judgment or order for the payment of money is rendered against any of the Loan Parties or any of their Subsidiaries in an amount in excess of $2,000,000 individually or in the aggregate and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and not stayed, or (ii) there is any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

                 (k) Material Adverse Change. There is any Material Adverse Change; or

                 (l) Loan Documents. Any provision of any Loan Document after delivery thereof for any reason ceases to be valid and binding on each Loan Party party thereto, or any Loan Party shall

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
         repudiate or purport to revoke or terminate any of its obligations under any Loan Document to which it is party, and such event continues for 10 Business Days after written notice thereof is given to the Borrower; or

                 (m) Collateral Documents. The Collateral Documents, after delivery thereof pursuant to Section 3.1, for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, and such event continues for 10 Business Days after written notice thereof is given to the Borrower; or

                 (n) ERISA. (i) The Borrower or any ERISA Affiliate fails to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; or (ii) in the case of an ERISA Event involving the withdrawal from a Pension Plan of a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Pension Plan's Unfunded Pension Liabilities is more than $2,000,000; or (iii) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer incurs a withdrawal liability in an aggregate amount exceeding $2,000,000; or (iv) a Plan that is intended to be qualified under Section 401(a) of the Code loses its qualification, and with respect to such loss of qualification, the Borrower or any ERISA Affiliate can reasonably be expected to be required to pay (for additional taxes, payments to or on behalf of Plan participants, or otherwise) an aggregate amount exceeding $2,000,000; or (vi) any combination of events listed in clauses (ii) through (iv) occurs that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $5,000,000;

then, and in any such event, the Agent (x) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate and the Facility Amount shall be automatically and permanently reduced to zero, and (y) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the Advances, together with all interest thereon and all other Obligations, to be immediately due and payable, and thereupon the Advances and such interest and all other Obligations, shall be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that if an order for relief under the United States Bankruptcy Code is entered at the request or upon the consent of the Borrower or involuntarily against the Borrower (A) the obligation of each Lender to make Advances shall automatically be terminated and the Facility Amount shall be immediately, automatically and permanently reduced to zero, and (B) the Advances and all such interest and other Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                 VI.2. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.


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
                                      VII
                                   THE AGENT

                 VII.1. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the Borrower's obligation to repay the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Requisite Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent shall not be liable to any Lender if, in accordance with the terms of this Agreement, it takes or omits to take any action pursuant to the instructions of the Requisite Lenders. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Agent agrees to perform and discharge the duties and powers delegated to it under this Agreement and the other Loan Documents in accordance with the terms hereof and thereof.

                 VII.2. Agent not Liable. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat the Lender making an Advance as the Lender of such Advance until the Agent receives written notice of the assignment or transfer thereof signed by such Lender and including the agreement of the assignee or transferee to be bound hereby as it would have been if it had been an original Lender party hereto, in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant to any Loan Document or for the creation, validity, enforceability, sufficiency, value, perfection or priority of any Lien purported to be granted to the Agent, whether pursuant to any of the Collateral Documents or otherwise; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

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                 VII.3. Rights as Lender. With respect to its commitment and Pro
Rata Share hereunder, the Advances and all other rights, claims and interests accorded it as Lender, Credit Lyonnais shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall include Credit Lyonnais in its individual capacity. Credit Lyonnais and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Credit Lyonnais were not the Agent and without any duty to account therefor to the Lenders. Any Lender and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if such Lender were not a Lender hereunder and without any duty to account therefor to the other Lenders.

                 VII.4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.1(g) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                 VII.5. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower) severally and ratably according to their Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, except that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, modification, amendment, protection or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

                 VII.6. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause (i) by the Borrower, if at any time the aggregate commitment for Advances then held by the institution acting as Agent and its Affiliates is less than $15,000,000 and (ii) by the Requisite Lenders. Upon any such resignation or removal, the Borrower may, upon the written consent of the Requisite Lenders (which consent shall not be unreasonably withheld or delayed), appoint a successor Agent from among the Lenders, except that the Requisite Lenders shall have the

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sole right to appoint a successor Agent from among the Lenders whenever any
Event of Default is continuing. If no successor Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Borrower's or Requisite Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state and having total assets of at least $20,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                 VII.7. Release of Collateral. The Agent is hereby irrevocably authorized to release any Lien granted to or held by the Agent upon (i) any and all Collateral when the Facility Amount has been permanently reduced to $25,000,000 or less, if no Event of Default or Potential Default is then continuing, (ii) any and all Collateral, when the Facility Amount has been permanently reduced to zero, all outstanding Advances have been repaid, and all other Obligations that are then due and payable and of which the Agent then has written notice demanding payment prior to release of Collateral have been paid,
(iii) any Collateral constituting property that is or is to be sold, licensed or disposed of as part of or in connection with any Asset Sale permitted under this Agreement or upon any waiver hereunder by the Requisite Lenders, (iv) any Collateral consisting of an instrument evidencing Debt or other debt instrument, if the indebtedness evidenced thereby has been paid in full, (v) the Collateral granted under the Real Estate Collateral Documents if Debt permitted under Section 5.3(d)(iv) is incurred, (vi) the Collateral granted under the Real Estate Collateral Documents if the aggregate amount of all Facility Reductions voluntarily made by the Borrower pursuant to Section 2.5, cumulatively, is at least $25,000,000 and (vii) the Seely Campus Vacant Land if Debt permitted under Section 5.3(d)(v) is incurred. Upon request by the Agent or the Borrower at any time, each Lender shall confirm in writing the Agent's authority to release Collateral, or particular types or items of Collateral, as set forth in this Section 7.7. Subject to Section 8.1(h), the Agent shall not otherwise be obligated to release any Collateral unless it receives such written confirmation from the Requisite Lenders.

                 VII.8. Release of Guarantor upon Sale of Stock. If at any time
(i) all of the outstanding shares of capital stock and other equity, ownership and profit interests in any Guarantor are sold to a Person not an Affiliate of the Borrower in a permitted Asset Sale and (ii) no Event of Default or Potential Default is then continuing, then (x) upon request by the Agent or the Borrower each Lender shall confirm in writing that the liability of such Guarantor under the Guaranty is released and discharged effective when such transaction is consummated, as set forth in Section 2.12 of the Guaranty and
(y) all Liens in favor of Agent in respect of the property and assets of such Guarantor shall be released in accordance with Section 7.7(iii). Such confirmation from the Requisite Lenders (A) shall establish conclusively that the liability of such Guarantor under the Guaranty is released and discharged as set forth in Section 2.12 of the Guaranty and (B) may be relied on, without further inquiry, by the purchaser in such transaction and each of its transferees.

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                                      VIII
                                 MISCELLANEOUS

                 VIII.1. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall be effective unless it is in writing and signed by the Requisite Lenders (and any such waiver or consent shall in any case be effective only in the specific instance and for the specific purpose for which given), but no amendment, waiver or consent shall, unless in writing and signed by the Lender to be bound thereby, do any of the following:

                 (a) increase the obligation of such Lender to extend credit hereunder or subject such Lender to any additional obligations;

                 (b) reduce the principal of or interest on the Advances or any fees or other amounts payable to such Lender hereunder or under any other Loan Document;

                 (c) postpone any date fixed for any payment (including any mandatory prepayment) of principal of or interest on any Advances held by such Lender or any fees or other amounts payable to such Lender under any Loan Document;

                 (d)      reduce the amount payable to such Lender under Section
         2.12;

                 (e) waive, reduce or postpone any Facility Reduction required hereunder, other than any Facility Reduction described in
         Section 2.1(i)(B), which may be waived, reduced or postponed by the Requisite Lenders;

                 (f) amend the definition of "Facility Amount," "Pro Rata Share" or "Requisite Lenders";

                 (g)      waive any Event of Default that is continuing under
         Section 6.1(a), 6.1(b) or 6.1(c) in respect of a payment due to such Lender;

                 (h) release any substantial portion of the Collateral other than in accordance with the terms of this Agreement;

                 (i) release or limit the liability of any Guarantor under the Guaranty other than in accordance with the terms of the Guaranty;

                 (j)      amend Section 2.13, Section 2.17 or Section 6.1(a);
         or

                 (k)      amend this Section 8.1;


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and no amendment, waiver or consent shall, unless in writing and signed by the
Agent (and by the Lenders required above to take such action), affect the rights or duties of the Agent under this Agreement or any Loan Document. Copies of each such amendment, waiver or consent shall be delivered by the Borrower to each Lender.

                 VIII.2. Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at Cadence Design Systems, Inc., 2655 Seely Road, San Jose, CA 95134, Attention: Treasurer, with a copy to the General Counsel, at the same address; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; and if to the Agent, at Credit Lyonnais, 1301 Avenue of the Americas, New York, New York 10019,
Attention: Syndications Group, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Hendrik de Jong; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received.

                 VIII.3. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 VIII.4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by Credit Lyonnais or any Person hereafter appointed as successor Agent (whether incurred in its individual capacity or as Agent) in connection with the preparation, negotiation, execution, delivery, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents in connection with actions or inactions of the Loan Parties. The Borrower further agrees to pay on demand all reasonable costs and expenses, including reasonable fees and expenses of attorneys (including allocable costs of in-house counsel), accountants, advisors and other experts, incurred by the Agent or the Lenders in respect of any Event of Default or while any Event of Default is continuing or in connection with the protection, resolution or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of the Obligations or the Collateral or any right, remedy, power, interest or claim of the Agent or any Lender under any Loan Document.

                 VIII.5. Right of Set-off. Whenever any Event of Default is continuing, each Lender may at any time or from time to time, with the express written consent of the Requisite Lenders but without any prior notice to the Borrower or any other Person, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other debt at any time owing by such Lender to or for the credit or the account of the Borrower, whether or not then due, against any and all Advances and other Obligations then owing to such Lender, whether or not then due. After any such set-off and application is made, the Lender that made it shall promptly notify the Borrower thereof, but the failure to do so shall not affect the validity of the set-off and application and shall not expose such Lender to any liability. The Lenders'


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right of set-off under this Section 8.5 is cumulative with and additional to all other rights and remedies (including other rights of set-off) of the Lenders.

                 VIII.6. General Indemnity. The Borrower agrees to indemnify and hold harmless Credit Lyonnais, each other Lender and each of their Affiliates and each director, officer, employee, attorney or agent of any of the foregoing persons (each such Person, an "Indemnified Person") from any losses, claims, costs, damages, expenses or liabilities (or actions, suits or proceedings, including any inquiry or investigation, with respect thereto) (collectively, "Claims") to which any Indemnified Person may become subject, insofar as such Claims arise out of, in any way relate to, or result from, this Agreement or any other Loan Document or any of the transactions contemplated hereby and thereby and to reimburse upon demand each Indemnified Person for any and all reasonable legal and other expenses incurred in connection with investigating, preparing to defend or defending any such Claim; provided, however, that:

                 (a) Excluded Claims. The Borrower shall not have any obligation (i) to any Indemnified Person for any Claim made or prosecuted against such Indemnified Person by the Borrower, (ii) to any Lender or any of its Affiliates, directors, officers, employees, attorneys or agents, except Credit Lyonnais and its Affiliates, directors, officers, employees, attorneys or agents, for any Claim made or prosecuted against such Lender by another Lender, unless such Claim is based on or arises from a Claim asserted against such other Lender by any Person that is not a Lender (and Credit Lyonnais and its Affiliates, directors, officers, employees, attorneys or agents shall be and remain fully indemnified hereunder as to any and all Claims made or prosecuted against Credit Lyonnais or any of them, in any capacity, by any other Lender or Person), or (iii) to any Indemnified Person for any Claim based on or arising from the gross negligence or willful misconduct of such Indemnified Person;

                 (b) Notice. The Borrower shall be given prompt notice of the commencement of any action or proceeding on any Claim and of any overt written threat of litigation on any Claim, but the failure to receive such notice shall not relieve the Borrower from any of its obligations under this Section 8.6 or under Section 8.4, except to the extent the Borrower has been actually damaged thereby;

                 (c) Selection of Counsel. The Borrower shall have the right, with the consent of the Indemnified Person (which shall not unreasonably be withheld), to select a firm of attorneys as legal counsel to defend any Claim, and the Borrower shall pay the fees, expenses and disbursements of such counsel and any special or local counsel; and if the Indemnified Person or such legal counsel determines in good faith that representing such Indemnified Person would or could result in a conflict of interest, or that a defense, crossclaim or counterclaim is available to such Indemnified Person that is not available to any other Person represented by such legal counsel in the same proceeding, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense, crossclaim or counterclaim, such Indemnified Person shall be entitled to separate representation, at the Borrower's expense, by legal counsel selected by such Indemnified Person and reasonably acceptable to the Borrower, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel;

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                 (d) Separate Counsel. Each Indemnified Person shall have the right to be represented by counsel of its own choosing (i) at the Borrower's expense whenever any Event of Default is continuing, except that the Borrower shall be obligated under this Section 8.6(d) only to pay the reasonable fees and expenses of one firm of attorneys chosen by Credit Lyonnais to represent its interests and the other Indemnified Persons as a group, or (ii) when such Indemnified Person is entitled to separate representation at the Borrower's expense as set forth in
         Section 8.6(c), and (iii) at any time and under any circumstances at such Indemnified Person's expense; and the Borrower and the attorneys selected by the Borrower shall cooperate in all reasonable respects with such counsel; and

                 (e) Settlement. The Borrower shall be entitled to settle any Claim, at the Borrower's sole cost and expense, without the consent of the Indemnified Person if (i) no Event of Default under the Facility is continuing, (ii) the settlement does not and will not, under any circumstances, impose any present or future payment or performance obligation upon the Indemnified Person, and (iii) the settlement includes the giving by the claimant to the Indemnified Person of an unconditional and irrevocable release from all liability in respect of such Claim; and otherwise only upon the prior written consent of the Indemnified Person, which shall not unreasonably be withheld.

                 VIII.7.  Assignments and Participations.

                 (a) Permitted Assignment. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement, but (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, unless otherwise consented to by the Borrower and the Agent; (ii) the amount of the commitment and outstanding Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000 or the total amount of the remaining commitment and outstanding Advances of such Lender, except that an assignment to an existing Lender may be in an amount less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance and a processing and recordation fee payable to the Agent of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and (z) Schedule I hereto shall be replaced with Schedule I in the form attached to the Assignment and Acceptance. Each Lender consents to the substitution of
         Schedule I as set forth in the preceding sentence, provided that such replacement Schedule I does not change the Pro Rata Share of any Lender other than the assignor and assignee.

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                 (b) Borrower Consent; Confidentiality. The Borrower shall have the right to consent to each proposed new Lender, with such consent not to be unreasonably withheld or delayed, except that the Borrower's consent to any shall not be required (i) if such consent has been unreasonably withheld or delayed by the Borrower, (ii) whenever any assignment or transfer is made to any person which then is a Lender or an Affiliate of a Lender, or (iii) as to any assignment or transfer made or agreed to while any Event of Default is continuing. Unless the Borrower's consent to a particular assignment or transfer is not required, the assigning Lender shall obtain the Borrower's consent to each proposed Eligible Assignee to which such Lender proposes to make an assignment or transfer and will obtain from such Eligible Assignee a written agreement to be bound by the provisions in Section 8.12, prior to providing any of the Borrower's confidential information to such Eligible Assignee.

                 (c) Effect of Assignment. By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto that (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or as to the Collateral or the validity, enforceability, perfection or priority of any Lien upon the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.1(g) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee;
         (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                 (d) Maintenance of Agreements. The Agent shall maintain at its address referred to in Section 8.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the commitments and Pro Rata Shares of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a

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         Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (e) Procedure. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit E-2 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                 (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement, but (i) such Lender's obligations under this Agreement (including its commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. The grant of a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that (A) the holder of such a participation interest shall not have any of the rights of a Lender under this Agreement, except, if the participation agreement so provides, rights to demand the payment of costs of the type described in Section 2.13 and (B) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those described in Section 8.1(a) through (k).

                 (g) Additional Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, but only if the assignee or participant or proposed assignee or participant is obligated to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

                 (h) Permitted Assignments. Any Lender may assign any of its rights and obligations under this Agreement to any other Lender or to any Affiliate of any Lender, without notice to or consent of the Borrower or the Agent, and each Lender or any of its Affiliates may assign any of its rights under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent.

                 VIII.8. Binding Effect. This Agreement shall become effective when it has been executed by the parties hereto and the conditions set forth in
Section 3.1 have been satisfied and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders and the Agent.

                 VIII.9. Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of California. Any legal action or proceeding with


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respect to any Loan Document may be brought in the courts of the State of
California or of the United States for the Northern District or the Central District of California, and by execution and delivery of this Agreement, each of the Borrower, the Agent and the Lenders consents, for itself and in respect of its property, to the jurisdiction of those courts. Each of the Borrower, the Agent and the Lenders irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Loan Document. The Borrower, the Agent and the Lenders each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                 VIII.10. Waiver of Jury Trial. The Borrower, the Lenders and the Agent WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY of any claim or cause of action based upon or arising out of or related to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby in any action, proceeding or other litigation of any type brought by any of the parties against any other party or parties, whether based on contract, tort, statutory liability or otherwise. The Borrower, the Lenders and the Agent agree that any such claim or cause of action shall be tried by the court WITHOUT A JURY. This waiver shall apply to each future amendment, renewal, supplement or modification of any Loan Document and to each future Loan Document.

                 VIII.11. Limitation of Liability. No claim may be made by the Borrower, any Subsidiary of the Borrower, any Lender, the Agent or any other Person against the Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect or consequential damages or, to the fullest extent permitted by law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, and the Borrower (for itself and on behalf of each of its Subsidiaries), the Agent and each Lender hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor.

                 VIII.12. Confidentiality. The Agent and each Lender agree that they will not, without the prior consent of the Borrower, disclose any information with respect to the Borrower which is furnished to the Agent or such Lender pursuant to this Agreement and which the Borrower has notified the Agent or such Lender, in writing, constitutes confidential information, except
(i) to the Agent's or such Lender's directors, officers, employees, agents and financial and legal advisors under instructions to maintain confidentiality,
(ii) to any actual or prospective assignee or participant under Section 8.7, so long as such assignee or participant agrees to be bound by the provisions of this Section 8.12, (iii) information that is known to the Agent or such Lender or its directors, officers, employees or advisors prior to its disclosure by the Borrower, (iv) information that has become publicly available other than by the Agent's or such Lender's improper disclosure, (v) information that is obtained from any source other than the Borrower or its Affiliates, unless the Agent or such Lender has actual knowledge that such source disclosed such information to it in breach of an obligation of confidentiality, and (vi) as may be required or appropriate in any proceeding to collect the Obligations or protect or enforce any right or remedy of the Agent or such Lender under the Loan Documents or in defense of any claim asserted against the

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
Agent or such Lender or in any other litigation or for compliance with any applicable law or any subpoena, discovery request or other legal process, so long as the Agent or such Lender (if not prohibited from doing so) gives the Borrower at least three Business Days' prior notice thereof.

                 VIII.13. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among the Borrower, the Lenders and the Agent and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for the rights of Credit Lyonnais under the Commitment Letter and the Fee Letter.

                 VIII.14. Survival. The Borrower's liability for any and all additional interest, fees, taxes, compensation, costs, losses, expense reimbursements, indemnification and other similar Obligations arising under any Loan Document shall survive the expiration or termination of the commitments of the Lenders to extend credit hereunder and the repayment and retirement of all Advances at any time outstanding hereunder.

                 VIII.15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       CADENCE DESIGN SYSTEMS, INC.



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       CREDIT LYONNAIS,
                                       New York Branch,
                                       as Agent and as a Lender



                                       By:
                                           _____________________________________
                                           Name:
                                           Title:


                                       ABN-AMRO BANK N.V.
                                       San Francisco International Branch,
                                       as a Lender
                                       By: ABN AMRO North America, Inc. as agent


By:  ____________________________      By: _____________________________________
     Name:                             Name:
     Title:                            Title:


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       as a Lender

                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       UNION BANK, a Division of
                                       Union Bank of California, N.A.,
                                       as a Lender

                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                       By:
                                           _____________________________________
                                           Name:
                                           Title:

                                  EXHIBIT B-1

                                    FORM OF
                              NOTICE OF BORROWING


                                     [DATE]


Credit Lyonnais, New York Branch, as Agent
c/o 515 South Flower Street, Ste. 2200
Los Angeles, California  90071
Attention:       Mr. Pierre Bury

                 Re:  Notice of Borrowing

Ladies and Gentlemen:

                 The undersigned, Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), refers to the Revolving Credit Agreement, dated as of April 11, 1996, among Cadence, the financial institutions signatory thereto as Lenders, and Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders (as amended, modified and supplemented to date, the "Credit Agreement," the terms defined therein being used herein as therein defined), and pursuant to Section
3.2 of the Credit Agreement hereby gives you irrevocable notice that the undersigned requests a Borrowing under the Credit Agreement, and in connection therewith sets forth below the information relating to such Borrowing as required by Section 2.1(c) of the Credit Agreement:

                 (i)      The Business Day of such Borrowing is            ,
         (the "Borrowing Date").

                 (ii) The Advances comprising such Borrowing will be [Base Rate Advances] [Eurodollar Rate Advances].

                 (iii)    The aggregate amount of such Borrowing is $          .

                 [(iv)    The initial Interest Period for each Eurodollar Rate
         Advance made as part of such Borrowing is [one/two/three/six months].]

                 The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the Borrowing Date (before and after giving effect to the proceeds of such Borrowing and the application of the proceeds therefrom):

                 (A) the representations and warranties contained in Article IV of the Credit Agreement, Article III of the Pledge and Security Agreement and Article III of the Intellectual Property Assignment are correct in all material respects;

                 (B) no event has occurred and is continuing which constitutes an Event of Default or a Potential Default;

                 (C) since December 30, 1995 or, if later, the date of the most recent financial statements delivered pursuant to clauses (i) or
         (ii) of Section 5.2(c) of the Credit Agreement, there has been no Material Adverse Change.

                                        Very truly yours,

                                        CADENCE DESIGN SYSTEMS, INC.,
                                        a Delaware corporation



                                        By:
                                               Name:
                                               Title:

                                  EXHIBIT B-2

                                    FORM OF
                        NOTICE OF CONTINUANCE/CONVERSION




                                     [DATE]




Credit Lyonnais, New York Branch, as Agent
c/o 515 South Flower Street, Ste. 2200
Los Angeles, California  90071
Attention:  Mr. Pierre Bury

                 Re:  Notice of Continuance/Conversion

Ladies and Gentlemen:

                 The undersigned, Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), refers to the Revolving Credit Agreement, dated as of April 11, 1996, among Cadence, the financial institutions signatory thereto as Lenders, and Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders (as amended, modified and supplemented to date, the "Credit Agreement," the terms defined therein being used herein as therein defined). Pursuant to Section 2.10 of the Credit Agreement, this represents a Notice of Continuance/Conversion, and in that connection sets forth below the information relating to such [continuance] [conversion] as required by Section 2.10(a) of the Credit
Agreement:

                 1. $______________ of Advances shall be [converted from] [Base Rate] [Eurodollar Rate] Advances to [Base Rate] [Eurodollar Rate] [continued as Eurodollar Rate] Advances;

                 2. The effective date of the [continuance] [conversion] shall be ________________, _____ (which shall be the last day of an Interest Period if continuing Advances as Eurodollar Rate Advances or converting Advances from Eurodollar Rate Advances to Base Rate Advances);

                 [3.      The final day of the initial Interest Period shall be
____________, _____.](1)

                 4. The Borrower hereby certifies to the Agent and each Lender that, on the date of this Notice of Continuance/Conversion:

                          a. the representations and warranties contained in Article IV of the Credit Agreement, Article III of the Pledge and Security Agreement and Article III of the Intellectual Property Assignment are correct in all material respects as of the effective date of the [continuance] [conversion];

                          b. no event has occurred and is continuing, or would result from the [continuance] [conversion], which constitutes an Event of Default or a Potential Default; and

                          c. since December 31, 1995 or, if later, the date of the most recent financial statements delivered pursuant to clauses
         (i) or (ii) of Section 5.2(c) of the Credit Agreement, there has been no Material Adverse Change.

                 5. This Notice of Continuance/Conversion shall only be effective if delivered to the Agent at the above address at least three Business Days before the date of the requested [continuance] [conversion].


                 IN WITNESS WHEREOF, the Borrower has executed this Notice of Continuance/Conversion on the date set forth above.

                                        CADENCE DESIGN SYSTEMS, INC.,
                                        a Delaware corporation



                                        By:
                                               Name:
                                               Title:





__________________________________

          (1) Include if continuing Advances as Eurodollar Rate Advances or converting Base Rate Advances to Eurodollar Rate Advances.

                                  EXHIBIT C-1

                          FORM OF SUBSIDIARY GUARANTY


                 This SUBSIDIARY GUARANTY, dated as of April 11, 1996, is made by each entity that is identified on the signature pages hereof or that hereafter executes and delivers a Subsidiary Joinder in substantially the form set forth as Annex 1 hereto (each such entity, a "Guarantor") in favor of the lenders (the "Lenders") from time to time party to the Credit Agreement (as defined below) and Credit Lyonnais, as agent for the Lenders (Credit Lyonnais and any successor thereto in such capacity, the "Agent") and in favor of all other present and future Holders (as defined below) of any of the Guaranteed Obligations described herein.

                                    RECITALS

                 A. The Lenders and the Agent have entered into that certain Revolving Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cadence Design Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Agent.

                 B. Each Guarantor is a direct or indirect subsidiary of the Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                 C. It is a condition precedent to the extension of credit under the Credit Agreement that each Guarantor shall have guaranteed payment of each and all the Obligations (as that term is defined in the Credit Agreement) and all other debts, liabilities and obligations of the Borrower and each other Subsidiary of the Borrower under the Loan Documents, on the terms set forth herein.

                 D. The Borrower has agreed, in the Credit Agreement, to cause all future subsidiaries of the Borrower (except Inactive Subsidiaries and Foreign Subsidiaries) to become party to this Guaranty, as a Guarantor hereunder.

                 NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to extend credit to the Borrower under the Credit Agreement, each Guarantor hereby agrees as follows:

                        DEFINITIONS AND ACCOUNTING TERMS

                 General Definitions. Except as otherwise specifically provided herein, the terms which are defined in Section 1.1 of the Credit Agreement shall have the same meanings when used in this Guaranty and the provisions of Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Guaranty.

                 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings:

                 "Bankruptcy Code" means Title 11 of the United States Code, as from time to time amended.

                 "Disallowed Post-Commencement Interest and Expenses" means interest computed at the rate provided in the Credit Agreement and claims for reimbursements, costs, expenses or indemnities under the terms of the Credit Agreement or any other Loan Document, accruing or claimed at any time after commencement of any Insolvency or Liquidation Proceeding, if the claim for such interest, reimbursement, cost, expense or indemnity is not allowable, allowed or enforceable against the Borrower or any Subsidiary of the Borrower in such Insolvency or Liquidation Proceeding.

                 "Guaranteed Obligations" is defined in Section 2.1(a).

                 "Guaranty" means this Subsidiary Guaranty, dated as of the date set forth above, made by the Guarantors for the benefit of the Lenders, the Agent and other Holders of Guaranteed Obligations.

                 "Guaranty Taxes" is defined in Section 3.8(a).

                 "Holder" means, in respect of any Guaranteed Obligation, the Person entitled to enforce payment thereof and specifically includes the Agent and each Lender.

                 "Insolvency or Liquidation Proceeding" means (i) any case under the Bankruptcy Code, any other insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Borrower or any Guarantor or to any of their respective creditors, as such, or to a substantial part of any of their respective assets, or (ii) any proceeding for the liquidation, dissolution or other winding up of the Borrower or any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any Guarantor.

                 "Subordinated Liabilities" is defined in Section 2.8(a).

                 "Subsidiary Joinder" means an instrument substantially in the form of Annex 1 hereto.

                        GUARANTY AND RELATED PROVISIONS

                 Guaranty.  Each Guarantor hereby unconditionally:

                          guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of (i) all Obligations now outstanding or hereafter arising under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, taxes, additional compensation, expense reimbursements, indemnification or otherwise, and (ii) all liabilities of each Guarantor now outstanding or hereafter arising under the Guaranty and any Subsidiary Joinder, and (iii) each other debt, liability or obligation of the Borrower or any Subsidiary of the Borrower now outstanding or hereafter arising under any of the Loan Documents (such Obligations, liabilities and other debts, liabilities and obligations, collectively, are the "Guaranteed Obligations"), and agrees to pay on demand (i) all Disallowed
         Post-Commencement Interest and Expenses, to the Person entitled to payment thereof if the claim therefor had been allowed in any Insolvency or Liquidation Proceeding, and (ii) all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by any Holder of Guaranteed Obligations in enforcing this Guaranty.

                   Acceleration of Payment. If (i) the Advances become immediately due and payable pursuant to Section 6.1 of the Credit Agreement,
(ii) any Insolvency or Liquidation Proceeding is commenced voluntarily by any Guarantor, or (iii) any Insolvency or Liquidation Proceeding is commenced involuntarily against any Guarantor and either (x) remains pending for more than 60 days or (y) an order for relief is granted or consented to by the Borrower or by the debtor therein, then all liability of each Guarantor under this Guaranty in respect of any Guaranteed Obligation that is not then due and payable shall thereupon become and be immediately due and payable, without notice or demand.

                   Guaranty Absolute and Unconditional. Each Guarantor guarantees that the Guaranteed Obligations will be paid in accordance with the terms of the Credit Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights and claims of any Holder of Guaranteed Obligations against the Borrower or any Subsidiary of the Borrower with respect thereto and even if any such rights or claims are modified, reduced or discharged in an Insolvency or

Liquidation Proceeding or otherwise. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, whether or not any action is brought against the Borrower or any other Guarantor and whether or not the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any other Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any Lien securing, or any taking, release or amendment or waiver of or consent to departure from any other guaranty of, any of the Guaranteed Obligations; (iv) any manner or order of sale or other enforcement of any Lien securing any or all of the Guaranteed Obligations or any manner or order of application of the proceeds of any such Lien to the payment of the Guaranteed Obligations or any failure to enforce any Lien or to apply any proceeds thereof; (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or (vi) any other circumstance which might otherwise constitute a defense (except the defense of payment) available to, or a discharge of, a surety or guarantor.

                   Guaranty Irrevocable and Continuing. This Guaranty is an irrevocable and continuing offer and agreement guaranteeing payment of any and all Guaranteed Obligations and shall extend to all Guaranteed Obligations now outstanding or created or incurred at any future time, whether or not created or incurred pursuant to any agreement presently in effect or hereafter made, until all obligations of the Lenders to extend credit to the Borrower have expired or been terminated and all Guaranteed Obligations have been fully, finally and indefeasibly paid. To the extent any contingent Obligation survives the expiration or termination of the Credit Agreement and the repayment of the Advances, each Guarantor's liability under this Guaranty shall likewise survive. This Guaranty may be released only in writing except, with respect to a given Guarantor, as provided for in Section 2.12.

                   Reinstatement. If at any time any payment on any Guaranteed Obligation is set aside, avoided or rescinded or must otherwise be restored or returned, this Guaranty and the liability of each Guarantor under this Guaranty shall remain in full force and effect and, if previously released or terminated, shall be automatically and fully reinstated, without any necessity for any act, consent or agreement of any Guarantor, as fully as if such payment had never been made and as fully as if any such release or termination had never become effective.

                  Waiver. Guarantor hereby waives and relinquishes all rights, remedies and defenses accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, remedies or defenses, including without limitation:

                 (a) any right to require any Holder of Guaranteed Obligations to proceed against Borrower or any other Person or to proceed against or exhaust any security held by any Holder of Guaranteed Obligations at any time or to pursue any other remedy in the power of any Holder of Guaranteed Obligations before proceeding against Guarantor;

                 (b) the defense of the statute of limitations in any action hereunder or in any action for the collection or performance of any Guaranteed Obligations;

                 (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of any Holder of Guaranteed Obligations to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person;

                 (d) demand, presentment, protest and notice of any kind, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, any Holder of Guaranteed Obligations, any endorser or creditor of Borrower or Guarantor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by any Holder of Guaranteed Obligations as Collateral or in connection with any Guaranteed Obligations;

                 (e) all rights and defenses arising out of an election of remedies by any Holder of Guaranteed Obligations, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

                 (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                 (g) any duty on the part of any Holder of Guaranteed Obligations to disclose to Guarantor any facts such Holder may now or hereafter know about Borrower, regardless of whether such Holder has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Guaranteed Obligations;

                 (h) any rights to a fair value hearing under California Code of Civil Procedure Section 580a to determine the size of a deficiency judgment following any foreclosure sale on any encumbered property;

                 (i) any defense arising because of the election by any Holder of Guaranteed Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; and

                 (j) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.

                 Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2850, 2899 and 3433, California Code of Civil Procedure Sections 580a, 580b, 580d and 726, and California Commercial Code Section 3605.

                 Subrogation. Each Guarantor hereby represents, warrants and agrees, in respect of any and all present and future rights of subrogation, recourse, reimbursement, indemnity, exoneration, contribution and other claims that such Guarantor at any time may have against the Borrower, any other Guarantor or any other Person liable for the payment of any of the Guaranteed Obligations (including, without limitation, the owner of any interest in collateral subject to a Lien securing any of the Guaranteed Obligations) as a result of or in connection with this Guaranty or any payment hereunder, that:

                          No Agreement. Such Guarantor has not entered into, and agrees that it will not enter into, any agreement providing, directly or indirectly, for any such right or claim against the Borrower or, except as set forth in Section 2.10, against any other Subsidiary of the Borrower, and each such agreement now existing or hereafter entered into (except Section 2.10) is and shall be void;

                          Release. Such Guarantor waives and releases any such right or claim against the Borrower, any other Guarantor or any other such Person until the Guaranteed Obligations have been paid in full;

                          Capital Contribution. Neither the execution and delivery of this Guaranty by such Guarantor nor any payment by such Guarantor under this Guaranty shall give rise to any claim (as that term is defined in the Bankruptcy Code) in favor of such Guarantor against the Borrower until the Guaranteed Obligations have been paid in full; and

                          Subordination of Contribution Rights. Such Guarantor reserves, as against each other Guarantor, its right of contribution under Section 2.10 but agrees that all such contribution rights shall be included among the Subordinated Liabilities.

                   Subordination Provisions.

                          Subordination. Any and all present and future debts, liabilities and obligations of every type and description (whether for money borrowed, on intercompany accounts, for provision of goods or services, under tax sharing or contribution agreements or on account of any other transaction, agreement, occurrence or event and whether absolute or contingent, direct or indirect, matured or unmatured, liquidated or unliquidated, created directly or acquired from another, or sole, joint, several or joint and several) of the Borrower or any Subsidiary of the Borrower now outstanding or hereafter incurred or owed to any Guarantor (the "Subordinated Liabilities") shall be, and hereby are, subordinated to full and final payment of the Guaranteed Obligations.

                          Prohibited Payments. If any Event of Default or Potential Default occurs, then for so long as such Event of Default or Potential Default may be continuing, no Guarantor will demand, sue for, accept or receive, or cause or permit any other Person to make, any payment on or transfer of property on account of any Subordinated Liabilities.

                          No Liens or Transfers. Each Guarantor agrees that (i) it will not demand, accept or hold any Lien upon any real or personal property of the Borrower or any of its Subsidiaries as security for any of the Subordinated Liabilities and (ii) any such Lien shall be void.

                          Insolvency Proceedings. In any Insolvency or
         Liquidation Proceeding, the Holders of Guaranteed Obligations shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Guaranteed Obligations, or provision shall be made for such payment in money or money's worth, before any Guarantor is entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of any of the Subordinated Liabilities, and to that end the Holders of Guaranteed Obligations shall be entitled to receive, for application to the payment thereof, all payments and distributions of any kind or character, whether in cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt or liability of the Borrower or any Subsidiary of the Borrower being subordinated to the payment of the Subordinated Liabilities), which may be payable or deliverable in respect of the Subordinated Liabilities in any such Insolvency or Liquidation Proceeding.

                          Disallowed Post-Commencement Interest and Expenses. If in any Insolvency or Liquidation Proceeding (i) any payment or distribution of any kind or character, whether in cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt or liability of the Borrower or any Subsidiary of the Borrower being subordinated to the payment of the Subordinated Liabilities) is payable or deliverable in respect of the Subordinated Liabilities, and (ii) the Holders of Guaranteed Obligations are not otherwise entitled to receive such payment or distribution pursuant to Section 2.8(d), and (iii) any amount remains unpaid to any Holder of Guaranteed Obligations on account of any Disallowed Post-Commencement Interest and Expenses, then the Holders of Guaranteed Obligations shall be entitled to receive payment of all such unpaid Disallowed Post-Commencement Interest and Expenses from and out of any and all such payments and distributions in respect of the Subordinated Liabilities.

                          Held in Trust. If any payment, transfer or distribution is made to any Guarantor upon any Subordinated Liabilities that is not permitted to be made under this Section 2.8 or that the Holders of Guaranteed Obligations are entitled to receive under this Section 2.8, such Guarantor shall receive and hold the same in trust, as trustee for the benefit of the Holders of Guaranteed Obligations, and shall forthwith transfer and deliver the same to the Agent, in precisely the form received (except for any required endorsement), for application to the payment of Guaranteed Obligations or any unpaid Disallowed Post-Commencement Interest and Expenses.

                          Claims in Bankruptcy. Each Guarantor will file all claims against the Borrower or any Subsidiary of the Borrower in any Insolvency or Liquidation Proceeding in which the filing of claims is required or permitted by law upon any of the Subordinated Liabilities and will assign to the Agent, for the benefit of the Holders of Guaranteed Obligations, all rights of such Guarantor thereunder. If any Guarantor does not file any such claim at least 30 days prior to any applicable claims bar date, the Agent or any Lender is hereby authorized (but shall not be obligated), as attorney-in-fact for such Guarantor with full power of substitution, either to file such claim or proof thereof in the name of such Guarantor or, at the option of the Agent or such Lender, to assign the claim and cause the claim or proof thereof to be filed by an agent or nominee. The Agent and Lenders and their agents and nominees shall have the sole right, but no obligation, to accept or reject any plan proposed in such Insolvency or Liquidation Proceeding and to cast any votes and to take any other action with respect to all claims upon any of the Subordinated Liabilities.


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
                          Subordination Effective and not Impaired. This
         Section 2.8 shall remain effective for so long as this Guaranty is continuing and thereafter for so long as any Guaranteed Obligation is outstanding. Each Guarantor's obligations under this Section 2.8: (i) shall be absolute and unconditional as set forth in Section 2.3, irrevocable and continuing as set forth in Section 2.4, subject to reinstatement as set forth in Section 2.5 and not affected or impaired by any of the matters waived in Section 2.6; (ii) shall be subject to the provisions of Article III; and (iii) shall otherwise be as equally enduring and free from defenses as such Guarantor's liability under this Guaranty.

                   Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty or any proceeding to allow or adjudicate a claim under this Guaranty, a court of competent jurisdiction determines that enforcement of this Guaranty against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under, or would be subject to avoidance under,
Section 548 of the Bankruptcy Code or any applicable provision of comparable state law, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to avoidance under such law.

                    Contribution among Guarantors. The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by one of the Guarantors under this Guaranty. Accordingly, if any payment is made by a Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Payments to equal its Fair Share. For these purposes:

                   "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount of such Guarantor to (y) the aggregate Adjusted Maximum Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid on or before such date by all Funding Guarantors under this Guaranty.

                   "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.

                   "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the liability of such Guarantor under this Guaranty, limited to the extent required under Section 2.9 (except that, for purposes solely of this calculation, any assets or liabilities arising by virtue of any rights to or obligations of contribution under this Section 2.10 shall not be counted as assets or liabilities of such Guarantor).


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
                   "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, the aggregate net amount of all payments made on or before such date by such Guarantor under this Guaranty (including, without limitation, under this Section 2.10).

The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Section 2.10 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty to the Holders of the Guaranteed Obligations.

                   Joint and Several Obligation. This Guaranty and all liabilities of each Guarantor hereunder shall be the joint and several obligation of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed Obligations (subject to Section 2.9), without regard to whether enforcement is sought or available against any other Guarantor.

                   Release of Guarantor. If (i) all of the outstanding shares of capital stock and other equity, ownership and profit interests in any Guarantor are sold to a Person not an Affiliate of the Borrower in a transaction which is permitted under Section 5.3(b)(iv) of the Credit Agreement and (ii) the conditions set forth in Section 5.3(b)(iv) of the Credit Agreement are met in respect of such transaction, then the liability of such Guarantor under this Guaranty shall be automatically and permanently released and discharged, effective when such transaction is consummated and such requirements are met.


                            MISCELLANEOUS PROVISIONS

                   Condition of the Borrower. Each Guarantor is fully aware of the financial condition of the Borrower and its Subsidiaries and is executing and delivering this Guaranty based solely upon such Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement by any Holder of Guaranteed Obligations. Each Guarantor represents and warrants that it is in a position to obtain, and each Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and each of its Subsidiaries and any other matter pertinent hereto as such Guarantor may desire, and such Guarantor is not relying upon or expecting any Holder of Guaranteed Obligations to furnish to such Guarantor any information now or hereafter in the possession of any Holder of Guaranteed Obligations concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks each Guarantor acknowledges. No

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Guarantor shall have the right to require any Holder of Guaranteed Obligations to obtain or disclose any information with respect to the Guaranteed Obligations, the financial condition or prospects of the Borrower or any Subsidiary of the Borrower, the ability of the Borrower or any Subsidiary of the Borrower to pay or perform the Guaranteed Obligations, the existence, perfection, priority or enforceability of any collateral security for any or all of the Guaranteed Obligations, the existence or enforceability of any other guaranties of all or any part of the Guaranteed Obligations, any action or non-action on the part of any Holder of Guaranteed Obligations, the Borrower, any Subsidiary of the Borrower or any other Person, or any other event, occurrence, condition or circumstance whatsoever.

                     Amendments.

                          Amendment to Guaranty. No amendment or waiver of any provision of this Guaranty, no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Requisite Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, (i) reduce or discharge the liability of any Guarantor hereunder, (ii) postpone any date fixed for payment hereunder, or (iii) change the number of Lenders required to take any action hereunder.

                          Amendment or Modification of Other Loan Documents. The other Loan Documents may be amended, modified or supplemented in accordance with their terms without notice to or consent or agreement by any Guarantor, including, without limitation, so as to (i) alter, compromise, modify, accelerate, extend, renew, refinance or change the time or manner for making of Advances, provision of other financial accommodations, or the payment or performance of all or any portion of the Guaranteed Obligations, (ii) increase or reduce the rate of interest or amount of principal payable on the Obligations, (iii) release or discharge the Borrower, any other Loan Party or any other Person as to all or any portion of the Guaranteed Obligations, or (iv) release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security for payment or performance of the Guaranteed Obligations, or release or subordinate any security therefor.

                   Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at Cadence Design Systems, Inc., 2655 Seely Road, San Jose, CA 95134, Attention: Treasurer, with a copy to the General Counsel, at the same address; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I to the Credit Agreement; and if to the Agent, at Credit Lyonnais, 1301 Avenue of the Americas, New York, New York 10019, Attention: Syndications Group, with a

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copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA
90071, Attention: Hendrik de Jong; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received.

                   Right of Set-off. If the Requisite Lenders give their express written consent pursuant to Section 8.5 of the Credit Agreement, each Lender shall have the right at any time or from time to time thereafter, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other liability at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all liability of such Guarantor under this Guaranty, whether or not such Lender shall have made any demand under this Guaranty and even though such deposit or liability may then be unmatured. Each Lender agrees promptly to notify the affected Guarantor after any such set-off and application made by such Lender, but the failure to give such notice shall not affect the validity of such set-off and application and shall not expose such Lender to any liabilities. The rights of each Lender under this Section
3.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                   Successors and Assigns. This Guaranty is binding upon and enforceable against each Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, each Holder of any of the Guaranteed Obligations and such Holder's heirs, representatives, successors and assigns.

                   No Inquiry. Each Holder of Guaranteed Obligations may rely, without further inquiry, on the power and authority of each Guarantor, the Borrower and each of its Subsidiaries and on the authority of all officers, directors and agents acting or purporting to act on their behalf.

                   Involuntary Proceedings. So long as any Lender is obligated to extend credit under the Credit Agreement or any Guaranteed Obligations are outstanding, no Guarantor will, without the prior written consent of the Agent and the Requisite Lenders, commence or join with any other Person in commencing any Insolvency or Liquidation Proceeding against the Borrower or any of its Subsidiaries.

                   Payments Free and Clear of Taxes.

                          Payment. Each Guarantor agrees to pay any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, excluding, with respect to any

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
         Holder of Guaranteed Obligations, taxes imposed on its net income (collectively, the "Guaranty Taxes").

                          Indemnity. Each Guarantor hereby indemnifies each Holder of Guaranteed Obligations for the full amount of Guaranty Taxes (including, without limitation, any Guaranty Taxes imposed by any jurisdiction on amounts payable under this Section 3.8) paid by such Holder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (plus interest on any amounts not paid within thirty days from the date written demand is made therefor at a rate equal to the rate payable under the Credit Agreement on Base Rate Advances during the continuance of a default in the repayment of Advances), whether or not such Guaranty Taxes were correctly or legally asserted; provided, however, that if any such Holder subsequently recoups all or any part of such amount from the relevant taxation authority or other authority, then such Holder shall identify and remit the amount of the recoupment to such Guarantor within five Business Days after it receives the recoupment.

                          Survival. Without prejudice to the survival of any other agreement of any Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 3.8 shall survive the full and final payment and performance of the Guaranteed Obligations.

                          Receipt. Within 30 days after the date of any payment of Guaranty Taxes by any Guarantor, such Guarantor shall furnish to the Agent a receipt for any Guaranty Taxes paid by such Guarantor pursuant to this Section 3.8.

                   No Waiver; Remedies. No failure on the part of any Holder of Guaranteed Obligations to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise of any other right or of the same right as to any other matter or on a subsequent occasion.

                   Remedies Cumulative. All rights, powers and remedies of each Holder of Guaranteed Obligations under this Guaranty, under any other agreement now or at any time hereafter in effect between any such Holder and any Guarantor (whether relating to the Guaranteed Obligations or otherwise) or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and not alternative and each such right, power and remedy may be exercised independently of, and in addition to, each other such right, power or remedy.

                   Severally Enforceable. This Guaranty may be enforced severally and successively by any one or more of the Holders of Guaranteed Obligations in one or more

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actions, whether independent, concurrent, joint, successive or otherwise. The claims, rights and remedies of any Holder of Guaranteed Obligations (i) may not be modified or waived by any other Holder, except as set forth in Section 3.2(a), and (ii) shall not be reduced, discharged, affected or impaired by any deed, act or omission, whether or not wrongful, of any other Holder.

                   Counterparts. This Guaranty may be executed in counterparts, and each such counterpart for all purposes shall be deemed an original and all such counterparts together shall constitute but one and the same agreement.

                   Severability. If any provision hereof or the application thereof in any particular circumstance is held to be unlawful or unenforceable in any respect, all other provisions hereof and such provision in all other applications shall nevertheless remain effective and enforceable to the maximum extent lawful.

                   Integration. This Guaranty and the other Loan Documents to which any Guarantor is party are intended as an integrated and final expression of the entire agreement of such Guarantor with respect to the subject matter hereof and thereof. No representation, understanding, promise or condition concerning the subject matter hereof and thereof shall be binding upon any Holder of Guaranteed Obligations unless expressed herein or therein, and no course of prior dealing or usage of trade, and no parol or extrinsic evidence of any nature, shall be admissible to supplement, modify or vary any of the terms hereof or thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty or any other dealings between any Guarantor and any Holder of Guaranteed Obligations shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                   Counsel. Each Guarantor acknowledges and agrees that the Lenders have encouraged Guarantor to obtain the counsel of Guarantor's own qualified attorney, duly licensed to practice in the State of California, before Guarantor executes this Guaranty. By executing this Guaranty, Guarantor represents and warrants that either: (a) Guarantor has obtained such counsel; or (b) Guarantor has determined, on its own, to execute and deliver this Guaranty without first obtaining such counsel, notwithstanding the Lenders' encouragement to the contrary.

                   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

                          GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.


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                          SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR
         PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY CALIFORNIA LAW.

                          WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                          LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE AGENT OR ANY LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE


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
         TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                   Acceptance and Notice. Each Guarantor acknowledges acceptance hereof and reliance hereon by each Holder of any of the Guaranteed Obligations and waives, irrevocably and forever, all notice thereof.

                 IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                              SEELEY PROPERTIES, INC.



                              By:
                                   Name:
                                   Title:



                              RIVER OAKS PLACE ASSOCIATES, L.P.
                              By:  Seeley Properties, Inc., its general partner



                              By:
                                   Name:
                                   Title:

                              Annex 1

                           Form of Subsidiary Joinder


                       AGREEMENT TO BE BOUND BY GUARANTY


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
                 This Agreement to be Bound by Guaranty (this "Agreement") is executed as of the _____ day of _________, ____, by [NAME OF NEW SUBSIDIARY] , a ____________ [corporation] [partnership] [etc.] (the "New Subsidiary").

                                    RECITALS

                          On or about April 11, 1996, Cadence Design Systems,
Inc., a Delaware corporation (the "Borrower") executed that certain Revolving Credit Agreement, dated as of April 11, 1996 (as amended to date, the "Credit Agreement"), by and among the Borrower, Credit Lyonnais, as Administrative Agent, and the financial institutions party thereto. Terms not defined herein are used as defined in the Credit Agreement.

                          As a condition to the execution of the Credit
Agreement by the Agent and the Lenders, all of the Subsidiaries of the Borrower (other than the Inactive Subsidiaries and Foreign Subsidiaries) executed that certain Subsidiary Guaranty, dated as of April 11, 1996 (as amended to date, the "Guaranty"), by and among the entities listed in the signature pages thereof in favor of the Agent, the Lenders and all other Holders (as defined in the Guaranty).

                          Section 5.2(e) of the Credit Agreement provides that
when the Borrower acquires or forms a new Subsidiary (other than an Inactive Subsidiary or a Foreign Subsidiary) or when an Inactive Subsidiary ceases to be an Inactive Subsidiary or a Foreign Subsidiary ceases to be a Foreign Subsidiary, the Borrower will cause such Subsidiary to deliver an executed counterpart to the Guaranty and such Subsidiary shall become a party to the Guaranty.

                          On    [Insert Date]    , the New Subsidiary
[Describe acquisition/formation of New Subsidiary, or "activation" of Inactive or Foreign Subsidiary] . The New Subsidiary will benefit from the funds available to the Borrower under the Credit Agreement, and in recognition of this benefit and in order to comply with the Credit Agreement, the New Subsidiary is willing to enter into this Agreement.

                                   AGREEMENT

                 NOW, THEREFORE, the New Subsidiary agrees as follows:

                          Representations and Warranties.  On and as of the
date of this Agreement (the "Effective Date") and for the benefit of the Agent, the Lenders and all other Holders (as defined in the Guaranty), the New Subsidiary hereby makes each of the representations and warranties contained in the Guaranty.

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
                          Agreement to be Bound.  The New Subsidiary agrees
that, on and as of the Effective Date, it shall become a Guarantor under the Guaranty and shall be bound by all the provisions of the Guaranty the same as if the New Subsidiary had executed the Guaranty on the Closing Date.

                          Waiver.  Without limiting the generality of the
waivers in the Guaranty, the New Subsidiary specifically agrees to be bound by the Guaranty and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty.

                          Governing Law.  This Agreement shall be governed by,
and construed in accordance with, the laws of the State of California.

                 IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be Bound by Guaranty to be executed by its duly authorized officer.

                                                [NAME OF NEW SUBSIDIARY]



                                                By: ___________________________
                                                Name:
                                                Title:

                                   EXHIBIT C-2
                      FORM OF PLEDGE AND SECURITY AGREEMENT

                 This PLEDGE AND SECURITY AGREEMENT, dated as of April 11, 1996, is made by CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Cadence"), SEELEY PROPERTIES, INC., a California corporation, and RIVER OAKS PLACE ASSOCIATES, L.P., a California limited partnership (collectively, the "Grantors"), in favor of CREDIT LYONNAIS, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders under the Credit Agreement described below ("Secured Party").

                                    RECITALS

                 A. Cadence has entered into that certain Revolving Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cadence, the financial institutions party thereto as Lenders, and Credit Lyonnais, as Agent.

                 B. It is a condition precedent to the extension of credit under the Credit Agreement that the Grantors shall have granted the security interests described herein as security for each and all the Obligations (as that term is defined in the Credit Agreement) and as security for the other debts, liabilities and obligations secured hereunder.

                 NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to extend credit under the Credit Agreement, the Grantors hereby agree as follows:

                        DEFINITIONS AND ACCOUNTING TERMS

                 General Definitions. Except as otherwise specifically provided herein, the terms which are defined in Section 1.1 of the Credit Agreement shall have the same meanings when used in this Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Agreement.

                 U.C.C. Definitions. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of California (the "UCC").

                 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                 "Agreement" means this Pledge and Security Agreement, dated as of the date set forth above, made by the Grantors for the benefit of Secured Party.

                 "Claims" is defined in Section 2.1(g).

                 "Collateral" is defined in Section 2.1.

                 "Pledged Shares" is defined in Section 2.1(a).

                 "Proceeds" includes (i) all payments, dividends, cash, options, warrants, rights, instruments and other property of any type or nature at any time received, receivable or otherwise distributed, voluntarily or involuntarily, (x) on account of, in respect of or in exchange for any item of Collateral or (y) upon the collection, sale or other disposition of any item of Collateral; (ii) any insurance or payments under any indemnity, warranty or guaranty now or hereafter payable in respect of any item of Collateral or any proceeds thereof or any loss relating thereto; (iii) all proceeds of any Collateral; and (iv) any property or interest in property acquired with or in exchange for any of the foregoing.

                 "Secured Obligations" is defined in Section 2.2.

                 "Secured Party" means Credit Lyonnais, as Agent for the Lenders under the Credit Agreement.

                 "UCC" is defined in Section 1.2.

                        SECURITY INTEREST AND COLLATERAL

                 Creation of Security Interest. As security for the due and punctual payment and performance of all Secured Obligations, each Grantor hereby grants Secured Party a security interest in all right, title and interest of the Grantor in, to, under or derived from the following property (collectively, the "Collateral"), in each case whether now owned or hereafter acquired by the Grantor and wherever located:

                          The shares of stock listed on Schedule A hereto (the
"Pledged Shares");

                          All other shares of stock or equity securities of, or
ownership interests in, any issuer of the Pledged Shares or any other Person, in each case whether or not represented by a certificated security or other instrument, except, as to Cadence, (i) the


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
         outstanding capital stock of IMS held by Cadence on February 8, 1996,
         (ii) the outstanding capital stock of any Foreign Subsidiary other than 65% of the outstanding capital stock of each Material Foreign Subsidiary and (iii) notes or other instruments evidencing loans and advances to employees of Cadence or any of its Subsidiaries or any equity securities so long as the aggregate unrecovered initial cost of such notes, other instruments and equity securities does not exceed $3,000,000;

                          Except as may be provided in Section 2.1(b), all options, warrants and rights to subscribe for or purchase voting or nonvoting capital stock or equity securities of, or ownership interests in, any issuer of the Pledged Shares or any other Person, in each case whether or not represented by a certificated security or other instrument;

                          All inventory, including, without limitation, (i) all raw materials, work in process and finished goods held for sale or lease or leased or furnished or to be furnished under contracts of service, (ii) all goods returned to or stopped in transit by the Grantor and (iii) all supplies and materials used or consumed in any business of the Grantor; and all documents of title;

                          All equipment, including, without limitation, manufacturing, distribution and sales equipment, office equipment, supplies, appliances, data processing and communications equipment, furniture, furnishings, tools, fixtures, trade fixtures, automobiles, trucks, trailers, other motor vehicles and aircraft and all other goods (other than inventory) used or bought for use for any business;

                          All accounts and accounts receivable, including, without limitation, all rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, and all liens and security interests at any time securing the same;

                          All money, notes, bonds, debentures, evidences of indebtedness and all other debt instruments and debt securities, all chattel paper, all loans receivable, all tax refunds, all deposits and deposit accounts, all brokerage, investment and securities accounts and interests in, and entitlements to, the financial assets from time to time held therein, all royalties, guaranties, and indemnities, all claims and causes of action of every type and description, and all other rights and claims for the payment of money (in each case whether due or to become due, whether arising by contract or founded in tort or arising by law or otherwise, and whether or not earned by performance, and specifically including all "claims," as such term is defined in
         Section 101 of the United States Bankruptcy Code, as in effect on the date hereof (hereinafter, "Claims")), and all liens and security interests at any time securing the same;


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                          All other general intangibles, including, without
         limitation, permits, licenses, franchises, contracts, patents, patent applications, copyrights, copyright applications, rights and interests in copyrights and works protectable by copyright, trademarks, trademark applications, trade names, service marks and service mark applications and other indicia of origin, technical knowledge and processes, formal or informal licensing arrangements, blueprints, technical specifications, computer software, know-how, trade secrets, customer lists, supplier lists, corporate books and records, business plan and other corporate information, and all embodiments thereof, and rights thereto, together with the goodwill of the business symbolized by or connected with the Grantor's trademarks, licenses and other rights described in this subsection;

                          All replacements, additions, parts, appurtenances, accessions, substitutions, repairs, products, offspring, issues, rents and profits of, to or from any of the foregoing; and

                          All Proceeds of any of the foregoing,

provided, nevertheless, that the Collateral shall not include any interest in real property (or any estate for years therein), and the foregoing grant of a security interest shall not require Secured Party to provide any goods or services or assume any other duties or obligations under the documents or agreements set forth in Section 2.1(h) above.

                 Notwithstanding the foregoing provisions of this Section 2.1:

                 A. Such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any right (other than a right to the payment of money) of any Grantor under any license agreement, whether the Grantor is the licensor or the licensee, if, to the extent that and for as long as the license agreement prohibits the creation of a security interest in such right or requires any consent for the assignment or grant of a security interest therein that has not been given; provided, however, that, whether or not any agreement purports to restrict the assignment of any account or the creation of any security interest in any account, chattel paper or general intangible for money due or to become due or in any proceeds of such agreement or purports to require any consent thereto, such grant of a security interest shall in any event extend to, and the term "Collateral" shall include, (i) all present and future accounts, chattel paper and general intangibles for money due or to become due, (ii) all proceeds thereof,
         (iii) all proceeds of or from the exercise, collection or enforcement of any right which is excluded under this Clause A, and (iv) any right which is excluded under this Clause A, automatically and without need of any further confirmation, act or deed, if, as and when the prohibition or consent requirement giving rise to such exclusion is eliminated or waived or the required consent is given.


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                 B.  If any license agreement permits the creation of a security interest in any right (other than a right to the payment of money) of any Grantor thereunder but prohibits or restricts the foreclosure or other enforcement of such security interest, then such grant of a security interest shall extend to, and the term "Collateral" shall include, such right but the foreclosure or enforcement of such security interest shall be limited as necessary to comply with such prohibition or restriction.

                 C. Such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any governmental license or permit in which it is unlawful to grant a security interest.

                   Secured Obligations. The Collateral secures (i) the payment of all present and future Obligations and all other debts and liabilities of any one or more of the Grantors now outstanding or hereafter arising under the Credit Agreement, this Agreement or any other Loan Document, whether for principal, interest, fees, cost and expense reimbursements, indemnification or otherwise and whether outstanding to the Agent, a Lender or any other Person,
(ii) the performance by the Grantors of all of their other obligations of every kind and character arising under the Credit Agreement, this Agreement or any other Loan Document and (iii) all costs and expenses incurred by Secured Party in asserting, enforcing or protecting a Claim in respect of any such debts, liabilities and obligations or the Collateral in any bankruptcy case or insolvency proceeding to which any of the Grantors or any other Loan Party may be party and all collection costs and enforcement expenses incurred by Secured Party in collecting any such Claim or in retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on any Collateral or otherwise exercising or enforcing any of its rights or remedies hereunder, together (in each case) with Secured Party's reasonable attorneys' fees and disbursements and court costs related thereto (collectively, the "Secured Obligations").

                   Delivery of Instruments. All stock certificates, notes, bonds, debentures and other instruments constituting the Collateral (except checks received and collected in the ordinary course of business) shall be delivered to and held by Secured Party on the date hereof or, if hereafter acquired, immediately upon acquisition thereof by the Grantors and without any notice from or demand by Secured Party, in each case in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank or with appropriate endorsements, in form and substance satisfactory to Secured Party, except as provided in Sections 5.2(e), 5.2(j) and 5.2(k) of the Credit Agreement.

                   Further Assurances. Subject to Sections 5.2(e), 5.2(j) and 5.2(k)(iii) of the Credit Agreement, the Grantors will promptly (and in no event later than five days after request by Secured Party) execute and deliver, and use their reasonable and diligent best efforts to obtain from other Persons, all instruments and documents (including, without limitation, assignments,


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transfer documents and transfer notices, financing statements and other lien notices), in form and substance satisfactory to Secured Party, and take all other actions which are necessary or, in the good faith judgment of Secured Party, desirable or appropriate to create, perfect, protect or enforce Secured Party's security interests in the Collateral, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, Claims or interests of third Persons or to effect or to assure further the purposes and provisions of this Agreement and the Credit Agreement, including Section 5.2(k)(ii) thereof, and the Grantors will pay all costs related thereto and all reasonable expenses incurred by Secured Party in connection therewith. Notwithstanding the foregoing, no Grantor shall be obligated to file any application for the registration of any Intellectual Property Collateral (as defined in the Intellectual Property Assignment) which it would not otherwise file in the exercise of its ordinary business practices or to take any actions to perfect any security interest with respect to any Intellectual Property Collateral outside the U.S.

                 SECTION 2.5 Survival of Security Interest. Except as otherwise required by law, the security interest granted hereby shall, unless released in writing by Secured Party pursuant to the Credit Agreement, (i) remain enforceable as security for all Secured Obligations now outstanding or created or incurred at any future time (whether or not created or incurred pursuant to any agreement presently in effect or hereafter made and notwithstanding any subsequent repayment of any of the Secured Obligations or any other act, occurrence or event), until all obligations of the Lenders to extend credit to Cadence have expired or been terminated and all Secured Obligations have been fully and finally paid and (ii) survive any sale, exchange or other disposition of the Grantors' interest in any Collateral and remain enforceable against each transferee and subsequent owner of such interest, even if such sale, exchange or other disposition is permitted at the time under the Credit Agreement.

                 SECTION 2.6 Reinstatement. If at any time any payment on any Secured Obligation is set aside, avoided, or rescinded or must otherwise be restored or returned, this Agreement and the security interest created hereby shall remain in full force and effect and, if previously released or terminated, shall be automatically and fully reinstated, without any necessity for any act, consent or agreement of the Grantors, as fully as if such payment had never been made and as fully as if any such release or termination had never become effective.

                         REPRESENTATIONS AND WARRANTIES

                   Representations and Warranties of Grantors. Each Grantor represents and warrants that:

                          Schedule A completely and accurately sets forth all requested information regarding the Pledged Shares. The Pledged Shares have been duly authorized and validly


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
         issued, are fully paid and non-assessable and were not issued in breach or derogation of preemptive rights of any Person.

                          The Grantor's chief executive office is located at the address shown as the chief executive office on Schedule B hereto. The Grantor has no places of business other than its chief executive office and the other locations set forth on Schedule B. All tangible Collateral, except instruments delivered to Secured Party in pledge and financial intermediary accounts, and all of the Grantor's records relating to any Claims owned by it are kept solely at the Grantor's chief executive office, except for certain office equipment and other tangible Collateral that is kept at other offices as set forth in Schedule B hereto.

                          The Grantor does not do business, and for the previous five years has not done business, under any fictitious business names or trade names other than those listed on Schedule C hereto.

                          The Grantor at all times is (or, as to any item of Collateral acquired after the date hereof, will be) the sole legal and beneficial owner of all Collateral reflected on its books and records as belonging solely to it and has exclusive possession and control thereof (except as otherwise occurring in the ordinary course of business) free and clear of any Liens except those created by this Agreement or permitted under Section 5.3(a) of the Credit Agreement. No financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral or any portion thereof or any proceeds thereof exists or is on file in any public office, except as may have been filed in favor of Secured Party, as set forth on Schedule 5.3(d) to the Credit Agreement and as otherwise permitted under Section 5.3(a) of the Credit Agreement.

                          The Collateral has not been and will not be used or bought by the Grantor for personal, family or household purposes.

                          All originals of all stock certificates, notes, bonds, debentures and other instruments constituting Collateral (except checks received and collected by the Grantor in the ordinary course of business) have been delivered to Secured Party with all necessary or appropriate endorsements or instruments of transfer executed in blank, except as otherwise permitted by Sections 5.2(e), 5.2(j) and 5.2(k) of the Credit Agreement.

                          Except (i) as set forth in Schedule D, (ii) as to laws generally applicable to the creation, perfection or enforcement of security interests in personal property and (iii) as to such contractual consents as have been obtained by the Grantor, neither the Grantor nor any of the Collateral purported to be granted by it is subject to any requirement of law or contractual obligation which


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
         prohibits, restricts or limits the execution, delivery or performance of this Agreement or the creation, perfection or enforcement of the security interest purported to be created hereby.

                          None of the Collateral constitutes "margin stock," as defined in Regulation U of the Board of Governors of the Federal Reserve System.

                          The proper taxpayer identification number for the Grantor is accurately set forth on Schedule E.

                                    COVENANTS

                   Covenants of Grantors. Each Grantor covenants and agrees that so long as the security interest created hereby remains outstanding:

                          The Grantor will deliver to Secured Party each instrument included in the Collateral as set forth in Section 2.3.

                          The Grantor will not (i) cause, permit or suffer any voluntary or involuntary change in its name, identity or corporate structure, or in the location of its chief executive office, and (ii) keep any tangible Collateral or any records relating to any Claim owned by it, or permit or suffer any such Collateral or records to be moved, to any other location unless (in each case) (x) Schedule B has first been appropriately supplemented with respect thereto, and (y) an appropriate financing statement has been filed in the proper office and in the proper form, and all other requisite actions have been taken, to perfect or continue the perfection (without loss of priority) of Secured Party's security interest in the Collateral, except as otherwise provided in Sections 5.2(e), 5.2(j) or 5.2(k) of the Credit Agreement.

                          The Grantor will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, to the extent such Collateral is material to the conduct of its business.

                          The Grantor will not encumber, sell, exchange or otherwise dispose of any item of Collateral or any interest therein, or permit or suffer any such item to be encumbered, sold, exchanged or otherwise disposed of, unless (i) such action is permitted at the time under the Credit Agreement and (ii) the Grantor makes all payments on account of the Obligations required to be made therefrom, if any, and the Grantor and each other Loan Party takes all other actions required to be taken in connection therewith, under the Credit Agreement, this Agreement or any other


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
         Loan Document.

                          Secured Party is hereby authorized to file one or more financing statements, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, without the signature of the Grantor where permitted by law.

                          The Grantor will maintain insurance as required in
         Section 5.2(g) of the Credit Agreement.

                          Secured Party may at any time (but shall not be obligated to) (i) perform any of the obligations of the Grantor under this Agreement if the Grantor fails to perform such obligation within 30 days (or, in the case of insurance, within 10 days) after written demand by Secured Party and (ii) make any payments and do any other acts it may deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any Lien that attaches or is asserted against any Collateral, to procure insurance, and to appear in and defend any action or proceeding relating to the Collateral, and the Grantor will promptly reimburse Secured Party for all payments made by Secured Party in doing so, together with interest thereon at the rate then applicable under the Credit Agreement to the Advances, and all reasonable costs and expenses related thereto as set forth in Section
         8.11 hereof.

                   VOTING RIGHTS, DIVIDENDS AND DISTRIBUTIONS

                   Voting Rights. So long as no Event of Default has occurred and is continuing or would result from any exercise thereof, each Grantor shall have and may exercise all voting rights with respect to any and all shares of stock, equity securities and other equity, ownership or profit interests constituting Collateral, except that:

                          the Grantor may not and will not act or vote in favor of any action that would be or cause a breach of any obligations of the Grantor or any other Loan Party under the Credit Agreement or under any other Loan Document;

                          the Grantor may not and will not act or vote in favor of (i) the authorization or issuance of any options, warrants, voting rights, or preference shares or additional shares, or (ii) any reclassification, readjustment, reorganization, merger, consolidation, sale or disposition of assets, or dissolution, without giving Secured Party at least 15 days' prior written notice thereof, except as permitted under Sections 5.3(b) and 5.3(g) of the Credit Agreement and except in compliance with Section 5.2(k)(ii) of the Credit Agreement; and


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
                          the Grantor may not and will not act or vote in favor of any action that does or is reasonably likely to have a material adverse effect on the value of the Collateral.

Upon the occurrence and during the continuance of an Event of Default, Secured Party may (but shall not be obligated to) terminate the Grantors' rights to exercise voting rights with respect to any or all such shares of stock, equity securities and ownership interests, either by giving written notice of such termination to the Grantors or by transferring such shares, securities or interests into Secured Party's name, and Secured Party shall thereupon have the sole right and power to exercise such voting rights.

                   Dividends, Distributions and Payments. So long as no Event of Default has occurred and is continuing or would result, the Grantors shall be entitled to receive all dividends and distributions on all shares of stock, equity securities and other equity, ownership and profit interests constituting Collateral and all payments on any notes, bonds, debentures and other instruments constituting Collateral, so long as the Grantors make all payments on account of the Obligations required to be made therefrom, if any, and the Grantors and each other Loan Party take all other actions required to be taken in connection therewith, under the Credit Agreement, this Agreement or any other Loan Document.

                              DEFAULTS AND REMEDIES

                   Remedies. Upon and at any time after the occurrence and during the continuance of any Event of Default, Secured Party may exercise and enforce, in any order, (i) each and all of the rights and remedies available to a secured party upon default under the UCC or other applicable law, (ii) each and all of the rights and remedies available to it, as Agent or as Secured Party, under the Credit Agreement or any other Loan Document and (iii) each and all of the following rights and remedies:

                          Secured Party may notify any or all account debtors and obligors on any Collateral to make payment directly to Secured Party.

                          Secured Party may take possession of all items of Collateral that are not then in its possession and require the Grantors or the Person in possession thereof to deliver such Collateral to Secured Party at one or more locations designated by Secured Party and reasonably convenient to it and the Grantors.

                          Secured Party may sell, lease, license or otherwise dispose of any or all of the Collateral or any part thereof in one or more parcels at a public sale or in a private sale or transaction, on any exchange or market or at Secured Party's offices or on the Grantors' premises or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith, without any notice whatsoever unless required by law. The Grantors agree that at least ten calendar days' written notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall be commercially reasonable. The giving of notice of any such sale or other disposition shall not obligate Secured Party to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

                 (d) Secured Party may, on a royalty-free basis, use and license use of any trademark, trade name, trade style, copyright, patent or technical knowledge or process owned, held or used by the Grantors in respect of any Collateral as to which any right or remedy of Secured Party is exercised or enforced.

In addition, each holder of any Secured Obligation may exercise and enforce such rights and remedies for the collection of such Secured Obligation as may be available to it by law or agreement.

                   Remedies Cumulative. Secured Party may exercise and enforce each right and remedy available to it upon the occurrence and during the continuance of an Event of Default either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of Secured Party or any holder of any Secured Obligation against any Person or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

                   Surplus; Deficiency. Any surplus proceeds of any sale or other disposition of Collateral by Secured Party remaining after all the Secured Obligations are paid in full shall be paid over to the Grantors or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, but if any obligation to make Advances then remains outstanding or if any contingent, unliquidated or unmatured Secured Obligation then remains outstanding, such surplus proceeds may be retained by Secured Party and held as Collateral until such time as all such obligations have expired or been terminated and all outstanding Secured Obligations have been determined, liquidated, paid in full and discharged. The Grantors shall be and remain liable for any deficiency.

                   Information Related to Collateral. During the continuance of an Event of Default, if Secured Party determines to sell or otherwise dispose of any Collateral, the Grantors shall, and shall cause any Person controlled by them to, furnish to Secured Party all information Secured Party may request that pertains or could pertain to the value or condition of such Collateral or would or might facilitate its sale.


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                   Sale Exempt from Registration. During the continuance of an
Event of Default, Secured Party shall be entitled at any sale or other disposition of Collateral, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons who will provide assurances satisfactory to Secured Party that they may be offered and sold the Collateral to be sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable state or federal statute, and upon the consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Secured Party may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by Secured Party, in its commercially reasonable judgment, to meet the requirements to purchase securities under Regulation D promulgated under the Securities Act as then in effect (or any other regulation of similar import). If Secured Party solicits such offers from such investors, then the acceptance by Secured Party of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

                   Registration Rights. During the continuance of an Event of Default, if Secured Party determines that registration of any securities constituting Collateral under the Securities Act or other applicable law is required or desirable in connection with any sale, the Grantors will use their best efforts to cause such registration to be effectively made, at no expense to Secured Party, and to continue any such registration effective for such time as may be reasonably necessary in the opinion of the Secured Party.

                                THE SECURED PARTY

                   Credit Agreement Provisions. Secured Party is executing and delivering this Agreement, and accepting the security interests, rights, remedies, powers and benefits conferred upon Secured Party hereby, as Agent under the Credit Agreement. The provisions of Article VII of the Credit Agreement and all rights, powers, immunities and indemnities granted to the Agent under the Credit Agreement and other Loan Documents shall apply in respect of such execution, delivery and acceptance and in respect of any and all actions taken or omitted by Secured Party under, in connection with or with respect to this Agreement.

                   No Liability. Secured Party makes no statement, promise, representation or warranty whatsoever, and shall have no liability whatsoever, to any holder of any Secured Obligations as to the authorization, execution, delivery, legality, enforceability or sufficiency of this Agreement or as to the creation, perfection, priority or enforceability of any security interest granted hereunder or as to existence, ownership, quality, condition, value or sufficiency of any Collateral or as to any other matter whatsoever.


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                   Holders Bound. Except where the consent of others may be
required pursuant to the express provisions of Section 8.1 of the Credit Agreement, any modification, amendment, waiver, termination or discharge of any security interest, right, remedy, power or benefit conferred upon Secured Party hereby that is effectuated in a writing signed by Secured Party shall be binding upon all holders of Secured Obligations if it is (i) authorized pursuant to any provision of the Credit Agreement or any other Loan Document, (ii) required by law or (iii) authorized or ratified by the Requisite Lenders.

                   Duty of Care. Neither Secured Party nor any director, officer, employee, attorney or agent of Secured Party shall be obligated to care for the Collateral hereunder or to collect, enforce, vote or protect the Collateral or any rights or interests of the Grantors related thereto or to preserve or enforce any rights which the Grantors or any other Person may have against any third party, except only that Secured Party shall exercise reasonable care in physically safekeeping any item of Collateral that was delivered into Secured Party's possession. Secured Party shall be deemed to have exercised such reasonable care if the Collateral is accorded treatment substantially equal to that which Secured Party accords to its own property or if it selects, with reasonable care, a custodian or agent to hold such collateral for Secured Party's account.

                            MISCELLANEOUS PROVISIONS

                   Incorporation of Guaranty Provision. The respective obligations of Seeley Properties, Inc. and River Oaks Place Associates, L.P. under this Agreement: (i) shall be absolute and unconditional as set forth in
Section 2.3 of its respective Guaranty, irrevocable and continuing as set forth in Section 2.4 of such Guaranty, subject to reinstatement as set forth in
Section 2.5 of such Guaranty and not affected or impaired by any of the matters waived in Section 2.6 of such Guaranty; (ii) shall be subject to the provisions of Article III of such Guaranty; and (iii) shall otherwise be as equally enduring and free from defenses as such Grantor's respective liability under such Guaranty.

                   Notices. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be given in the manner specified and to the addresses set forth in Section 8.2 of the Credit Agreement.

                   Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                   Changes. This Agreement or any provision hereof may be changed, waived or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced or otherwise in accordance with Section 7.7 of the Credit

Agreement. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                   Grantors Remain Liable. The Grantors shall remain liable under all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed. The exercise or enforcement by Secured Party of any of its rights and remedies under this Agreement or in respect of the Collateral shall not release the Grantors from any of their duties or obligations under any such contracts or agreements. Secured Party shall not be obligated to perform any such duties or obligations and shall not be liable for any breach thereof.

                   No Waiver. No failure by Secured Party to exercise, or delay by Secured Party in exercising, any power, right or remedy under this Agreement shall operate as a waiver thereof. No waiver by Secured Party shall be effective unless given in a writing signed by it. No waiver so given shall operate as a waiver in respect of any other matter or in respect of the same matter on a future occasion. Acceptance of or acquiescence in a course of performance in respect of this Agreement shall not waive or affect the construction or interpretation of the terms of this Agreement even if the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                   Entire Agreement. This Agreement and the other Loan Documents are intended by the parties as a final expression of their agreement and a complete and exclusive statement of the terms and conditions thereof.

                   Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in any other application, shall not be in any way affected or impaired thereby and such other provisions and applications shall enforceable to the full extent lawful.

                   Power of Attorney. Each Grantor hereby appoints and constitutes Secured Party or any delegate, nominee or agent acting for Secured Party as the Grantor's attorney-in-fact with the power and authority (but not the duty), in the name of the Grantor or in the name of Secured Party or such delegate, nominee or agent, to (i) execute, deliver and file such financing statements, agreements, deeds and writings as the Grantor is required to execute, deliver or file hereunder, (ii) during the continuance of an Event of Default endorse, collect or transfer any item of Collateral which the Grantor is required to endorse, collect or transfer hereunder or which Secured Party is permitted to endorse, collect or transfer hereunder, (iii) make any payments or take any action under Section 2.4 or Section 4.1(g) hereof, (iv) take any other action required of the Grantor or permitted to Secured Party hereunder, and (v) take any action reasonably necessary or incidental to any of the foregoing. This power of attorney is coupled with an interest and is irrevocable as to each Grantor. Secured Party shall have no duty whatsoever to exercise any power herein granted it.

                   Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

                   Costs and Expenses. Each Grantor hereby agrees to pay or reimburse Secured Party for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and court costs) incurred in connection with or as a result of the exercise or enforcement by Secured Party of any right or remedy available to it or the protection or enforcement of its interest in the Collateral in any bankruptcy case or insolvency proceeding.

                   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; LIMITATION OF LIABILITY; WAIVER OF BOND.

                          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

                          SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY CALIFORNIA LAW.

                          WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED

         UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                          LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY THE GRANTORS AGAINST THE AGENT OR ANY LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                          WAIVER OF BOND. EACH GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH THE ENFORCEMENT OF ANY OF ITS REMEDIES HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY ORDER OR WRIT FOR REPLEVIN OR DELIVERY OF POSSESSION OF ANY COLLATERAL.

                 SECTION 8.12 Successors and Assigns. This Agreement is binding upon and enforceable against the Grantors and their successors and assigns. It shall inure to the benefit of and may be enforced by Secured Party and its successors and assigns, for its and their own benefit and for the benefit of each and every present and future Lender or other Person entitled to enforce any of the Secured Obligations and each of their respective heirs, representatives, successors and assigns.

                 IN WITNESS WHEREOF, the parties have caused this Pledge and Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                CADENCE DESIGN SYSTEMS, INC.,



                                By:
                                         Name:
                                         Title:

                                SEELEY PROPERTIES, INC.



                                By:
                                         Name:
                                         Title:


                                RIVER OAKS PLACE ASSOCIATES, L.P.
                                By: Seeley Properties, Inc., its general partner



                                By:
                                         Name:
                                         Title:


                                CREDIT LYONNAIS



                                By:
                                         Name:

                                          Title:

                                   SCHEDULE A

                                 PLEDGED SHARES

                                   EXHIBIT C-3

                    FORM OF INTELLECTUAL PROPERTY ASSIGNMENT

         This INTELLECTUAL PROPERTY ASSIGNMENT, dated as of April 11, 1996, is made by Cadence Design Systems, Inc., a Delaware corporation (the "Assignor"), in favor of and for the benefit of Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders under the Credit Agreement described below ("Secured Party").

RECITALS

         A. Pursuant to the Pledge and Security Agreement dated as of the date hereof, made in favor of Secured Party by the Assignor (the "Pledge and Security Agreement"), the Assignor has granted to Secured Party a Lien upon certain of its assets, including the Intellectual Property Collateral (as defined herein), in order to secure the prompt and complete payment and performance of the obligations under that certain Revolving Credit Agreement (the "Credit Agreement"), dated as of the date hereof, among the Assignor, the Secured Party and the financial institutions signatory thereto as Lenders.

         B. The Assignor owns the patents, trademarks and copyrights, and has rights under the patent licenses, trademark licenses and copyright licenses, as listed in Schedule I, and may hereafter own various patents, trademarks and copyrights, file various patent, trademark or copyright applications, or be a party to, or an assignee of a party to, various patent, trademark or copyright licenses. Any references to "Schedule I" in this Assignment shall refer to
Schedule I attached hereto, which schedule is incorporated by reference into this Assignment.

         C. It is a condition precedent to the extension of credit under the Credit Agreement that the Assignor shall have granted the intellectual property assignments described herein.

                 NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to extend credit under the Credit Agreement, the Assignor hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

                 SECTION 1.1 General Definitions. Except as otherwise specifically provided herein, the terms which are defined in Section 1.1 of the Credit Agreement shall have the same meanings when used in this Assignment and the provisions of Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Assignment.

                 SECTION 1.2 U.C.C. Definitions. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of California.

                 SECTION 1.3 Certain Defined Terms. As used in this Assignment, the following terms shall have the following meanings:

                 "Assignment" means this Intellectual Property Assignment, dated as of the date set forth above, made by the Assignor for the benefit of the Secured Party.

                 "Copyright Licenses" means all rights acquired by the Assignor under any present or future written agreement granting any right with respect to any Copyrights/Copyright Applications, including the copyright licenses listed in Schedule I.

                 "Copyrights/Copyright Applications" means all of the following:

                          (1) all present and future copyrights, including the
                 copyrights listed in Schedule I, in any original work of authorship fixed in any tangible medium of expression and all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States or any state or territory thereof, or any other country; and

                          (2) all proceeds of the foregoing, including license
                 royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

                 "Goodwill" means all present and future goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, distribution agreements and general intangibles owned by the Assignor and arising out of the Intellectual Property Collateral.

                 "Intellectual Property Collateral" is defined in Section 2.1.

                 "License" means any Patent License, Trademark License, Copyright License, or other present or future license of any right or interest acquired by the Assignor.

                 "Patent Licenses" means all rights acquired by the Assignor under any present or future written agreement granting any right with respect to any Patents/Patent Applications, including the patent licenses listed in
Schedule I.

                 "Patents/Patent Applications" means all of the following:

                          (1) all present and future letters patent of the
                 United States or any other country, all registrations and recordings thereof, and all applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state or territory thereof, or any other country, including the patents listed in Schedule I; and

                          (2) all proceeds of the foregoing, including license
                 royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

                 "Secured Obligations" is defined in Section 2.2 of the Pledge and Security Agreement.

                 "Trademark Licenses" means all rights of the Assignor under any present or future written agreement granting any right with respect to any Trademarks/Trademark Applications, including the trademark licenses listed in
Schedule I.

                 "Trademarks/Trademark Applications" means all of the following:

                          (1) all present and future trademarks, trade names,
                 corporate names, business names, trade styles, service marks, logos, other source or business identifiers, proprietary product names or descriptions, prints and labels on which any of the foregoing may appear, designs and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country, or any political subdivision thereof, including the trademarks listed in Schedule I; and

                          (2) all proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, extensions and renewals thereof.

                                   ARTICLE II
                        SECURITY INTEREST AND COLLATERAL

         SECTION 2.1 Grant of Security Interest. As security for the due and punctual payment and performance of all Secured Obligations, the Assignor hereby grants Secured Party a security interest in all right, title and interest of the Assignor in, to, under or derived from the following property (collectively, the "Intellectual Property Collateral"), in each case whether now owned or hereafter acquired by the Assignor and wherever located:

                 b.       Each Patent/Patent Application;

                 c.       Each Patent License;

                 d.       Each Trademark/Trademark Application;

                 e.       Each Trademark License;

                 f.       Each Copyright/Copyright Application;

                 g.       Each Copyright License;

                 h. The Goodwill associated with: (i) each Patent/Patent Application, Trademark/Trademark Application and Copyright/Copyright Application; and (ii) each Patent/Patent Application licensed under any Patent License, each Trademark/Trademark Application licensed under any Trademark License and each Copyright/Copyright Application licensed under any Copyright License; and

                 i. All products and proceeds of the foregoing, including any claim of the Assignor against third parties for any (i) past, present or future infringement or dilution of any Patent/Patent Application, Trademark/Trademark Application or Copyright/Copyright Application or of any Patent License, Trademark License or Copyright License and (ii) injury to the Goodwill associated with the foregoing.

                 Notwithstanding the foregoing provisions of this Section 2.1:

                 A. Such grant of a security interest shall not extend to, and the term "Intellectual Property Collateral" shall not include, any right (other than a right to the payment of money) of the Assignor under any license agreement, whether the Assignor is the licensor or the licensee, if, to the extent that and for as long as the license agreement prohibits the creation of a security interest in such right or requires any consent for the assignment or grant of a security interest therein that has not been given; provided, however, that, whether or not any agreement purports to restrict the assignment of any account or the creation of any security interest in any account, chattel paper or general intangible for money due or to become due or in any proceeds of such agreement or purports to require any consent thereto, such grant of a security interest shall in any event extend to, and the term "Intellectual Property Collateral" shall include, (i) all present and future accounts, chattel paper and general intangibles for money due or to become due, (ii) all proceeds thereof, (iii) all proceeds of or from the exercise, collection or enforcement of any right which is excluded under this Clause A, and (iv) any right which is excluded under this Clause A, automatically and without need of any further confirmation, act or deed, if, as and when the prohibition or consent requirement giving rise to such exclusion is eliminated or waived or the required consent is given.

                 B. If any license agreement permits the creation of a security interest in any right (other than a right to the payment of money) of the Assignor thereunder but prohibits or restricts the foreclosure or other enforcement of such security interest, then such grant of a security interest shall extend to, and the term "Intellectual Property Collateral" shall include, such right but the foreclosure or enforcement of such security interest shall be limited as necessary to comply with such prohibition or restriction.

                 C. Such grant of a security interest shall not extend to, and the term "Intellectual Property Collateral" shall not include, any governmental license or permit in which it is unlawful to grant a security interest.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties. The Assignor hereby represents and warrants that:

                 j. It does not own any Patents/Patent Applications, Trademarks/Trademark Applications or Copyrights/Copyright Applications that are registered with the United States Patent and Trademark Office or the United States Copyright Office other than the Patents/Patent Applications, Trademarks/Trademark Applications and Copyrights/Copyright Applications listed in Schedule I;

                 k. It is not a party to, or an assignee of a party to, any Patent License, Trademark License or Copyright License which is material to the conduct of its business other than each of the Patent Licenses, Trademark Licenses and Copyright Licenses listed in Schedule I and such other Licenses granted to the Assignor in connection with joint venturing arrangements entered into with other Persons, in each case in the ordinary course of its business;

                 l        It has not granted any license, rights or privileges
in or to the Intellectual Property Collateral which is material to the conduct of its business to any party, except to Secured Party and as otherwise set forth in Schedule I and such other Licenses granted by the Assignor to its customers and joint venturing arrangements entered into with other Persons, in each case in the ordinary course of its business;

                 m. The registrations of all Intellectual Property Collateral listed in Schedule I have been duly and properly issued and are valid and enforceable;

                 n. None of the registrations of the Intellectual Property Collateral listed in Schedule I have been adjudged invalid or unenforceable, in whole or in part;

                 o. It has the right to practice the inventions described and claimed in the Patents/Patent Applications listed in Schedule I, free and clear of the infringement of or interference with the rights of others;

                 p. Except as otherwise disclosed in the schedules to the Credit Agreement or the Assignor's documents filed with the United States Securities and Exchange Commission, it has not received any written threats of action which if successful would materially adversely affect the business of the Assignor and has not commenced and is not about to commence any suit or action against others in connection with the violation or enforcement of its rights in any of the Intellectual Property Collateral;

                 q. Except for Licenses granted by the Assignor to its customers and joint venturing arrangements entered into with other Persons, in each case in the ordinary course of the Assignor's business, it at all times is (or, as to any item of Intellectual Property Collateral acquired after the date hereof, will be (other than as otherwise required in its commercially reasonable judgment) the sole legal and beneficial owner of each of the Patents/Patent Applications, Trademark/Trademark Applications and Copyright/Copyright Applications listed in Schedule I and has exclusive possession and control thereof, free and clear of any Liens except those created by this Assignment or permitted under Section 5.3(a) of the Credit Agreement; and

                 r. It has the right and power to enter into this Assignment and perform its terms.

                 s. To the best of the Assignor's knowledge, all information supplied to Secured Party by or on behalf of the Assignor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.1  Covenants.  The Assignor covenants and agrees as follows:

                 t. In no event shall the Assignor, either by itself or through any agent, employee, licensee or designee, file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office or the United States Copyright Office unless it concurrently files with any such office or agency, (i) an amendment to this Assignment adding a description of such Intellectual Property Collateral to
Schedule I and (ii) any other agreements, instruments, documents and papers as Secured Party may reasonably request to evidence Secured Party's Lien on such Intellectual Property Collateral.

                 u. Subject to Section 4.1(a) hereof, and except to the extent that (i) Secured Party may otherwise agree or (ii) the Assignor reasonably determines that certain of the Intellectual Property Collateral is no longer of material value to the Assignor's business, the Assignor shall take all necessary actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of all of the Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office, or other appropriate filing office or agency in which registration is necessary to protect its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings; provided, however, that neither this Section 4.1(b) nor any other provision of this Assignment or any other Loan Document shall obligate Assignor to file any application for the registration or to obtain or maintain the registration of any Intellectual Property Collateral which it would not otherwise file, obtain or maintain in the exercise of its ordinary business practices or to take any actions to perfect any security interest with respect to any Intellectual Property Collateral outside the U.S..

                 v. In the event that any of the Assignor's rights under any Intellectual Property Collateral that is material to the conduct of its business are infringed, misappropriated or diluted by a third party, the Assignor (i) shall notify Secured Party promptly after it learns thereof and
(ii) shall take such actions as the Assignor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property Collateral.

                 w. The Assignor shall promptly notify Secured Party, in writing, of any suit, action or proceeding brought against it relating to, concerned with or affecting the Intellectual Property Collateral that is material to the conduct of its business or infringement of or interference with another patent, trademark or copyright which, if determined adversely, is likely to cause a Material Adverse Change and shall, upon request by Secured Party, deliver to Secured Party a copy of all pleadings, papers, orders or decrees theretofore or thereafter filed in any such suit, action or proceeding, and upon request by Secured Party shall keep Secured Party fully advised and informed of the progress of any such suit, action or proceeding.

                 x. The Assignor shall promptly notify Secured Party if it knows (i) that any application or registration relating to any Intellectual Property Collateral that is material to the conduct of its business may become abandoned or dedicated, (ii) that there has been or likely may be an adverse determination or development (including the institution or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding (A) its ownership of any Intellectual Property Collateral that is material to the conduct of its business, (B) its right to register such Intellectual Property Collateral that is material to the conduct of its business or (C) its right to keep and maintain such Intellectual Property Collateral that is material to the conduct of its business or (iii) of any other event that materially adversely affects the value of any Intellectual Property Collateral that is material to the conduct of its business.

                 y. Subject to Section 4.1(b), upon the written request of Secured Party, the Assignor shall promptly and duly execute and deliver any and all additional documents, including UCC-1 financing statements, and take such further action as Secured Party may deem necessary to obtain the full benefit of this Assignment, all at the sole expense of the Assignor.

                 z. Without Secured Party's prior written consent, which consent shall not be unreasonably withheld, the Assignor shall neither (i) enter into any agreement that would materially impair or conflict with the Assignor's obligations hereunder nor (ii) permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in the Assignor's rights and interests in any property included within the definition of Intellectual Property Collateral that is material to the conduct of its business acquired under such contracts, except as otherwise provided under Section 5.3(1) of the Credit Agreement.

                                    ARTICLE V
                                POWER OF ATTORNEY

         SECTION 5.1 Power of Attorney. Upon the occurrence and during the continuation of an Event of Default, the Assignor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party, as Secured Party may select in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse its name on all applications, documents, papers and instruments necessary for Secured Party (a) to use the Intellectual Property Collateral, (b) to grant or issue to any, third party a license or, to the extent permitted by an applicable License, a sublicense, whether general, specific or otherwise and whether on an exclusive or non-exclusive basis, of any Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as Secured Party shall, in its sole discretion, determine, or (c) to assign, pledge, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral to any third person. The Assignor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Assignment.

                                   ARTICLE VI
                        INTELLECTUAL PROPERTY COLLATERAL

         SECTION 6.1 Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Secured Party to exercise rights and remedies hereunder or under Article VI of the Pledge and Security Agreement (including in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of any Intellectual Property Collateral) during the continuance of an Event of Default, the Assignor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Assignor) (a) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by the Assignor and wherever the same may be located and (b) to have access to all media in which any of the licensed items may be recorded or stored and all computer and automatic machinery software and programs used for the compilation or printout thereof

         SECTION 6.2 Use and Protection of Intellectual Property Collateral. Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, the Assignor may continue to use, exploit, license, enjoy and protect the Intellectual Property Collateral in the ordinary course of its business, and Secured Party shall from time to time, execute and deliver, upon the reasonable written request of the Assignor, any and all instruments, certificates or other documents, in the form so requested, that in the reasonable judgment of any the Assignor are necessary or appropriate to permit the Assignor to continue to do so.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Termination and Release. On the date on which all Obligations shall have been indefeasibly paid in full (other than inchoate Obligations in the nature of indemnities and additional payments) or upon release of the Collateral as provided in the Credit Agreement, the rights of Secured Party hereunder shall terminate and Secured Party shall execute and deliver to the Assignor all releases, powers of attorney and other instruments as may be necessary or proper to terminate the Lien granted to Secured Party hereunder and to revest in the Assignor full title to the Intellectual Property Collateral, subject to any disposition thereof which may have been made pursuant hereto.

         SECTION 7.2 Incorporation of Pledge and Security Agreement. The parties hereto incorporate herein, as if fully set forth herein, the provisions set forth in Article VIII of the Pledge and Security Agreement. The Assignor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Lien upon the Intellectual Property Collateral made and granted hereby are further described in the Pledge and Security Agreement, the terms and provisions of which are incorporated herein by this reference as if fully set forth herein. Upon and at any time after the occurrence and during the continuance of any Event of Default, Secured Party may exercise and enforce, in any order, each and all of the rights and remedies described in or available to it under Article VI of the Pledge and Security Agreement.

         IN WITNESS WHEREOF, the Assignor has executed this Intellectual Property Assignment as of the date first set forth above.

                                            CADENCE DESIGN SYSTEMS, INC.,



                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:




Agreed and consented to as of
the date first above written:

CREDIT LYONNAIS



By:
   -------------------------------
         Name:

         Title:

                          ACKNOWLEDGMENT OF INSTRUMENTS

COUNTY OF                 )
                          )
STATE OF CALIFORNIA       )

                 On                          before me, a Notary Public in and
for said State, personally appeared
                                                 , personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                 WITNESS my hand and official seal.




         -------------------------------------------
                                   (Signature)


[Affix Notary Seal]

                                   SCHEDULE I

                        SCHEDULE OF COPYRIGHTS, PATENTS,
                         TRADEMARKS AND RELATED LICENSES

                                   EXHIBIT C-4

                                     FORM OF
                 NOTICE OF SECURITY INTEREST IN DEPOSIT ACCOUNTS

                          [Credit Lyonnais Letterhead]

                                     [Date]


[Name of Bank]
[Address]
Attention:

                 Re:  Cadence Design Systems, Inc.

Dear                :

                 This notice is delivered pursuant to Section 9302(1)(g)(ii) of the California Commercial Code. You are hereby notified that Credit Lyonnais, acting through its New York Branch, as agent for a group of lenders, has been granted a security interest in the following deposit accounts (the "Deposit Accounts") of Cadence Design Systems, Inc. maintained at [Bank], and all funds and investments in such accounts and any interest accruing thereon:

A/N
A/N
A/N


CREDIT LYONNAIS                             CADENCE DESIGN SYSTEMS, INC.


By:                                         By:
   -------------------------------             --------------------------------
      Name:                                       Name:
      Title:                                      Title:

                 Receipt of the foregoing Notice of Security Interest in Deposit Accounts (the "Notice") is hereby acknowledged. The undersigned has not received any notice from any other person with respect to the Deposit Accounts (as defined in the Notice).

Dated as of:                                [Name of Bank]


                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                   EXHIBIT C-5

                     FORM OF NOTICE OF SECURITY INTEREST IN
                         FINANCIAL INTERMEDIARY ACCOUNT
                          [Credit Lyonnais Letterhead]

                                     [Date]


[Name of Financial Intermediary]
[Address]
Attention:

                 Re:  Cadence Design Systems, Inc.

Ladies and Gentlemen:

         In accordance with Section 8313(1)(h) of the California Commercial Code, Cadence Design Systems, Inc., a Delaware corporation (the "Company"), hereby notifies you that it has granted a security interest to Credit Lyonnais, acting through its New York Branch, as agent for a group of lenders (collectively, the "Secured Party"), in and to all of the Company's right, title and interest of, in and to each of the securities accounts listed on Exhibit A hereto (the "Accounts") and all investments, securities, cash, money and other property now or hereafter credited thereto or deposited therein (collectively, the "Investments"), including but not limited to the property identified on Exhibit A as presently credited to or deposited in the Accounts, pursuant to that certain Pledge and Security Agreement among the Secured Party, the Company and certain of its subsidiaries dated as of April 11, 1996 (the "Security Agreement"), a copy of which is attached hereto as Exhibit B.

CREDIT LYONNAIS                             CADENCE DESIGN SYSTEMS, INC.

By:                                         By:
   -------------------------------             ---------------------------------
Name:                                       Name:
Title:                                      Title:



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
          it is a bank, broker or clearing corporation which in the ordinary course of its business maintains securities accounts for its customers, and that it is acting in that capacity with respect to the Company and the Accounts; (2) each Account is identified in the books of the undersigned in the name of "Cadence Design Systems, Inc., for the benefit of Credit Lyonnais, as secured party"; (3) Exhibit A to the Notice accurately describes all present Investments in the Accounts, and the undersigned (or another clearing corporation or custodian bank acting on its behalf) (a) has custody of all such Investments constituting certificated securities, and (b) is the registered owner of all such Investments constituting uncertificated securities; and (4) except for the interests of the Company as owner and of the Secured Party under the Security Agreement, the undersigned is not aware of any other interests or adverse claims in the Accounts or the Investments.

Dated as of:                                [Name of Financial Intermediary]


                                     By:
                                        ---------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A

                           Investments in the Accounts
                           as of                , 1996

[To be completed by the Company, each Account to be listed, with all investments in each Account identified.]

                                    EXHIBIT B

                           Copy of Security Agreement

                                   EXHIBIT C-6

RECORDING REQUESTED BY
         AND
WHEN RECORDED, MAIL TO:

LATHAM & WATKINS
633 West Fifth Street
Suite 4000
Los Angeles, California  90071-2007
Attention:  Edith R. Perez, Esq.


                           DEED OF TRUST, ASSIGNMENT,
               ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                           Dated as of April 11, 1996

                                      from

              CADENCE DESIGN SYSTEMS, INC., a Delaware corporation,
                                   the Trustor

                                       to

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   the Trustee

                                       and

                        CREDIT LYONNAIS, New York Branch,
                                 the Beneficiary

                                    Property:
                San Jose, Santa Clara County, State of California

                           DEED OF TRUST, ASSIGNMENT,
               ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                 This DEED OF TRUST, ASSIGNMENT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust"), dated as of April 11, 1996, is made by CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, having its principal office at 2655 Seely Road, San Jose, California 95134, as trustor (the "Trustor"), to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, having an address at 114 East Fifth Street, Santa Ana, California 92701, as trustee (the "Trustee"), for the benefit of CREDIT LYONNAIS, New York Branch, having an address at 1301 Avenue of the Americas, New York, New York 10019 (the "Beneficiary"). Unless the context requires otherwise, capitalized terms are defined in, or by reference in, Section 1.01 hereof.

                                    RECITALS

                 A. The Trustor is the owner of, and holds certain other interests in, the real property, as more particularly described in Exhibit A hereto.

                 B. Concurrently herewith, a certain Revolving Credit Agreement of even date herewith (the "Credit Agreement") will be executed and delivered by Trustor, the financial institutions from time to time party thereto as Lenders, and the Beneficiary, as a Lender and as Agent for the Lenders.

                 C. In order to induce the Lenders to enter into the Credit Agreement and to make the Advances, the Trustor has agreed to, among other things, execute and deliver this Deed of Trust.

                 D. The Trustor has agreed that the obligations secured by this Deed of Trust are and subject to the proviso in this Recital D, shall be comprised of (i) all the obligations of the Trustor under the Credit Agreement, including repayment of the maximum aggregate principal amount of the Advances available under the Credit Agreement, which, as of the date hereof, is One Hundred Twenty Million Dollars ($120,000,000), (ii) all of the obligations of the Trustor under this Deed of Trust and the other Loan Documents, (iii) the Trustor's obligations in the nature of fees, charges, costs, expenses and other amounts, including indemnification and reimbursement obligations, and advances made to protect the Collateral and the Liens created by the Collateral Documents, and (iv) all amendments, supplements, consolidations, replacements, restatements, extensions, renewals and other modifications, in whole or in part, of all of the obligations identified in clauses (i), (ii) and (iii) of this Recital D, provided, however, that in no event shall the obligations of the Trustor with respect to the separate Unsecured Environmental

Indemnity Agreement be secured by this Deed of Trust (clauses (i) through (iv), subject to the proviso in this Recital D, are collectively referred to as the "Secured Obligations").

                 E. This Deed of Trust is one of the Real Estate Collateral Documents described in the Credit Agreement.

                 F. The Trustor has agreed that the payment and performance of the Secured Obligations shall be secured by this Deed of Trust, all as further set forth below.

GRANTING CLAUSES

                 NOW, THEREFORE, in consideration of the premises, the Advances to be made to the Trustor under the Credit Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the purpose of securing the due and punctual payment, performance and observance of the Secured Obligations, and intending to be bound hereby, the Trustor does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, ASSIGN, TRANSFER and WARRANT to the Trustee and its successors as Trustee hereunder IN TRUST for the benefit of the "Beneficiary" (not in its individual capacity but in its limited capacity as the Agent for its benefit and for the benefit of the other Lenders) and Beneficiary's successors as Agent and the other Lenders pursuant to the Credit Agreement, upon the provisions of this Deed of Trust, WITH POWER OF SALE and right of entry as hereinafter provided, and GRANT to the Beneficiary and its successors as Agent and the other Lenders A CONTINUING SECURITY INTEREST IN, all of the property and rights described in the following Granting Clauses (all of which property and rights are collectively referred to herein as the "Trust Property"), to wit:

                                GRANTING CLAUSE I

                 Land. All estate, right, title and interest of the Trustor in, to, under or derived from the tracts or parcels of land located in Santa Clara County, California, more particularly described in Exhibit A hereto (the "Land").

GRANTING CLAUSE II.

                 Improvements. All estate, right, title and interest of the Trustor in, to, under or derived from all buildings, structures and other improvements of every kind and description now or hereafter located on the Land, including all parking areas, roads, driveways, walks, fences, walls, docks, berms, landscaping, drainage facilities, lighting facilities and other site improvements, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, vacuum cleaning, public address and communications equipment and systems, all kitchen and laundry appliances, screens, awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of equipment and personal property of every kind and description (excluding any and all personal property constituting Collateral under the Pledge and Security Agreement), now or hereafter located on the Land or attached to any of the improvements which by the nature of their location thereon or attachment thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Trust Property immediately upon delivery thereof on the Land and to be part of the improvements immediately upon their incorporation therein (the foregoing being collectively the "Improvements"); the Land and the Improvements now or hereafter located thereon are sometimes hereinafter collectively referred to as the "Property."

GRANTING CLAUSE III.

                 Appurtenant Rights. All estate, right, title and interest of the Trustor in, to, under or derived from all tenements, hereditaments and appurtenances relating to the Land and the Improvements now or hereafter located thereon; the streets, roads, sidewalks and alleys abutting the Land; all strips and gores within or adjoining the Land; all land in the bed of any body of water adjacent to the Land; all land adjoining the Land created by artificial means or by accretion; all air space and rights to use said air space above the Land; all development or similar rights appurtenant to the Land; all rights of ingress and egress now or hereafter appertaining to the Property; all easements now or hereafter appertaining to the Property; and all royalties and other rights appertaining to the use and enjoyment of the Property, including alley, drainage, oil, gas and other mineral, riparian and other water rights.

                               GRANTING CLAUSE IV.

                 Agreements. All estate, right, title and interest of the Trustor in, to, under or derived from all contracts and agreements (other than the Assigned Leases) now or hereafter relating to the Property, including all insurance policies (including all unearned premiums and dividends thereunder), guarantees and warranties, management agreements, agreements relating to the development, construction, reconstruction, repair, replacement, alteration, addition or improvement of or to the Property, and all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities, including any and all deposits for the same (all of the foregoing contracts, agreements and deposits, if and to the extent assignable as collateral, are hereinafter collectively referred to as the "Agreements").

GRANTING CLAUSE V.

                 Rents, Issues and Profits. Subject to the rights of the Beneficiary in Section 6.01, all estate, right, title and interest of the Trustor in, to, under or derived from all rents, royalties, issues, profits, receipts, revenue, income and other benefits now or hereafter, including during any period of redemption, accruing with respect to the Property; all rents and other sums now or hereafter, including during any period of redemption, payable pursuant to any of the Assigned Leases or with respect to the management, operation or control of the Property or any portion thereof; and all other claims, rights and remedies now or hereafter, including during any period of redemption, belonging to or accruing with respect to the Property, including fixed, additional and percentage rents, occupancy charges, security deposits, parking, maintenance, common area, tax, insurance, utility and service charges and contributions (whether collected under any of the Assigned Leases or otherwise), proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services (whether collected under any of the Assigned Leases or otherwise), deficiency rents and liquidated damages following default or cancellation (the foregoing rents and other sums described in this Granting Clause being collectively the "Rents"), all of which the Trustor hereby irrevocably directs be paid to the Beneficiary to be held, applied and disbursed as provided in this Deed of Trust and the Credit Agreement.

GRANTING CLAUSE VI.

                 Assigned Leases. Subject to the rights of the Beneficiary in
Section 6.01, all estate, right, title and interest of the Trustor in, to, under or derived from all Leases now or hereafter in effect, whether or not of record, for the use or occupancy of all or any part of the Property, together with all amendments, supplements, consolidations, replacements, restatements, extensions, renewals and other modifications of any thereof; and together with all guarantees of any of the obligations of the tenants under any of such Leases; and together with all Security Deposits given by any tenants under any of such Leases (the foregoing being collectively the "Assigned Leases").

GRANTING CLAUSE VII.

                 Permits. All estate, right, title and interest of the Trustor in, to, under or derived from all licenses, authorizations, certificates, variances, consents, approvals and permits now or hereafter appertaining to the Property (the foregoing being collectively the "Permits"), excluding from the grant under this Granting Clause (but not from the definition of the term "Permits" for the other purposes hereof) such Permits which cannot be transferred or encumbered by the Trustor without causing a default thereunder, a termination thereof, or a violation of any Legal Requirements.

GRANTING CLAUSE VIII.

                 Deposits. All estate, right, title and interest of the Trustor in, to, under or derived from all amounts deposited with the Beneficiary hereunder, including all Insurance Proceeds and Awards and including all notes, certificates of deposit, securities and other investments relating thereto and all interest, dividends and other income thereon, proceeds thereof and rights relating thereto (the foregoing being collectively the "Deposits").

GRANTING CLAUSE IX.

                 Proceeds and Awards. Subject to Section 5.3(b)(iv) of the Credit Agreement, all estate, right, title and interest of the Trustor in, to, under or derived from all proceeds of any sale, transfer, financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any of the Trust Property, including all Insurance Proceeds, all Awards, all title insurance proceeds under any title insurance policy now or hereafter held by the Trustor, and all rights, dividends and other claims of any kind whatsoever (including damage, secured, unsecured, priority and bankruptcy claims) now or hereafter relating to any of the Trust Property, all of which the Trustor hereby irrevocably directs be paid to the Beneficiary, to be held, applied and disbursed as provided in this Deed of Trust and the Credit Agreement.

GRANTING CLAUSE X.

                 Further Property. All greater estate, right, title and interest of the Trustor in, to, under or derived from the Trust Property hereafter acquired by the Trustor, and all right, title and interest of the Trustor in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Trust Property hereafter acquired by or released to the Trustor or constructed or located on, or attached to, the Property, in each case, immediately upon such acquisition, release, construction, location or attachment, without any further conveyance, mortgage, assignment or other act by the Trustor; and all estate, right, title and interest of the Trustor in, to, under or derived from any other property and rights which are, by the provisions of the Loan Documents, required to be subjected to the Lien hereof; and all right, title and interest of the Trustor in, to, under or derived from all other property and rights which are by any instrument or otherwise subjected to the Lien hereof by the Trustor or by anyone acting on its behalf.

                 TO HAVE AND TO HOLD the Trust Property, together with all estate, right, title and interest of the Trustor and anyone claiming by, through or under the Trustor in, to, under or derived from the Trust Property and all rights and appurtenances relating thereto, to the Trustee and its successors as Trustee hereunder for the benefit of the Beneficiary and its successors as Agent and the other Lenders pursuant to the Credit Agreement, forever, subject to the Permitted Property Liens (excluding item 4 on Exhibit C hereto);

                 PROVIDED ALWAYS that this Deed of Trust is upon the express condition that the Trust Property shall be released from the Lien of this Deed of Trust in full in the manner and at the time provided in Section 7.04 hereof if, at such time, all of the Secured Obligations shall have been paid, performed and satisfied in full in accordance with the Credit Agreement and other Loan Documents.

                 THE TRUSTOR ADDITIONALLY COVENANTS AND AGREES WITH THE TRUSTEE AND THE BENEFICIARY AS FOLLOWS:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                 SECTION 1.01. Definitions. (a) Capitalized terms used in this Deed of Trust, but not defined herein, are defined in, or by reference in, the Credit Agreement and have the same meanings herein as therein.

                 (b) In addition, in this Deed of Trust, unless otherwise specified, the following terms have the following meanings:

                 "Advances" is defined in the Credit Agreement.

                 "Affiliate" is defined in the Credit Agreement.

                 "Agent" is defined in the Credit Agreement.

                 "Agreements" is defined in Granting Clause IV.

                 "Alteration" means the construction of any new Improvement on the Property or the alteration of, addition to or improvement of the Property, and "Alter" means to construct any new Improvement on the Property or to alter, add to or improve the Property, in each case including the demolition of any Improvement.

                 "Assigned Leases" is defined in Granting Clause VI.

                 "Award" means, at any time, any award or payment paid or payable by reason of any Condemnation, including all amounts paid or payable with respect to any Transfer in lieu or in anticipation of Condemnation or any agreement with any condemning authority which has been made in settlement of any proceeding relating to a Condemnation.

                 "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) as amended from time to time, or any successor statute.

                 "Beneficiary" is defined in the Preamble, the paragraph immediately preceding Granting Clause I, and Section 7.07.

                 "Business Day" is defined in the Credit Agreement.

                 "Casualty" means any damage to, or destruction of, the Property.

                 "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as heretofore or hereafter amended.

                 "Certificate" or "Certified" means a written certificate in which the Person signing the same shall certify to the correctness of the statements contained therein and, upon the request of the Person to whom the certificate is rendered, (i) specify the provision hereof to which such certificate relates; (ii) state that it is made to induce the Person to whom it is addressed or delivered to rely thereon and (if applicable) take action in reliance thereon; and (iii) (A) as to an original or copy of any document, state that such document is the original document or that such copy is a true copy of the original, as the case may be; and (B) as to other matters, (1) state briefly the nature and scope of the examination or investigation upon which the statements contained in the certificate are based; (2) state that it is the opinion of such individual that he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such provision has been complied with; (3) state whether or not it is the opinion of such individual that such provision has been complied with; and (4) cover such other matters as the Person to whom the certificate is addressed may reasonably request. If a Certificate is required to be delivered by a corporation, unless otherwise provided herein, it shall be signed by a vice-president or higher ranking officer who shall also certify his authority to sign such Certificate. If a Certificate is required to be delivered by a partnership, unless otherwise provided herein, it shall be signed by a general partner thereof who shall also certify as to his authority to sign such Certificate.

                 "Closing Date" is defined in the Credit Agreement.

                 "Collateral" is defined in the Credit Agreement.

                 "Collateral Documents" is defined in the Credit Agreement.

                 "Condemnation" means any condemnation or other taking or temporary or permanent requisition of the Property, any interest therein or right appurtenant thereto, or any change of grade affecting the Property, as the result of the exercise of any right of condemnation or eminent domain. A Transfer in lieu or in anticipation of Condemnation shall be deemed to be a Condemnation.

                 "Conditions" is defined in Section 2.07(a)(v)(1).

                 "Credit Agreement" is defined in the Recitals.

                 "Deed of Trust" is defined in the Preamble.

                 "Default" means any failure on the part of the Trustor to comply with any provision hereof or of any other Loan Document or any other event or condition which, with the giving of notice or the passage of time or both would, unless waived or cured, become an Event of Default.

                 "Default Interest Rate" means the fluctuating interest rate per annum described in Section 2.7(c) of the Credit Agreement.

                 "Deposits" is defined in Granting Clause VIII.

                 "Environmental Laws" is defined in the Credit Agreement.

                 "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under any Environmental Law, or (ii) damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a Hazardous Material into the environment.

                 "Environmental Noncompliance" means with respect to the Trust Property (1) the release or threatened release of any Hazardous Materials into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any federal, state or local law, regulation, rule, ordinance, plan or order; (2) any noncompliance of any physical structure, equipment, process or facility with the requirements of building or fire codes, zoning or land use regulations or ordinances, conditional use permits and the like so as to constitute a violation thereof or of such codes, regulations, ordinances or permits; (3) any violation of federal, state or local requirements governing occupational safety and health; (4) any facility operations, procedures, designs, or other matters which violate the statutory or regulatory requirements of any Environmental Law; (5) the failure to have obtained permits, variances or other authorizations necessary for the legal operation of any equipment, process, facility or any other activity; or (6) the operation of any facility or equipment in violation of any permit condition, schedule of compliance, administrative or court order and the like.

                 "Event of Default" is defined in Section 5.01.

                 "Governmental Authority" is defined in the Credit Agreement.

                 "Hazardous Materials" is defined in the Credit Agreement.

                 "Impositions" means all taxes (including real estate taxes and sales and use taxes), assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof), water, sewer or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of, or be a Lien upon, (i) the Property, any other Trust Property or any interest therein, (ii) any occupancy, use or possession of, or activity conducted on, the Property, (iii) the Rents, revenues or receipts from the Property or the use or occupancy thereof, or (iv) the Secured Obligations or the Loan Documents, but excluding income, excess profits, franchise, capital stock, estate, inheritance, succession, gift or similar taxes of any of the Lenders, except to the extent that such taxes of any of the Lenders are imposed in whole or in part in lieu of, or as a substitute for, any taxes which are or would otherwise be Impositions.

                 "Improvements" is defined in Granting Clause II.

                 "Indemnified Matters" is defined in Section 2.07(i)(B).

                 "Indemnified Persons" is defined in the Credit Agreement.

                 "Insurance Policies" means the insurance policies and coverages required to be maintained by the Trustor pursuant to Sections 3.01(a) and (e).

                 "Insurance Premiums" means all premiums for the Insurance Policies.

                 "Insurance Proceeds" means, at any time, all insurance proceeds or payments to which the Trustor may be or become entitled by reason of any Casualty under the Insurance Policies maintained by the Trustor pursuant to Section 3.01(a) (for property insurance) and pursuant to
         Section 3.01(e) (for property insurance), plus, (i) the amounts of any deductibles under such Insurance Policies; (ii) if the Trustor fails to maintain any of such Insurance Policies, the amount which would have been available with respect to such Casualty had the Trustor maintained such Insurance Policy; and (iii) all insurance proceeds and payments to which the Trustor may be or become entitled by reason of any Casualty under any other insurance policies or coverages maintained by the Trustor with respect to the Property.

                 "Insurance Requirements" means all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon the Trustor or applicable to the Property, any adjoining vaults, sidewalks, parking areas or driveways or any use or condition thereof.

                 "Land" is defined in Granting Clause I.

                 "Lease" means any lease, tenancy, subtenancy, license, franchise, concession or other occupancy agreement relating to the Property, together with any guarantee of the obligations of the landlord or the tenant thereunder, or any occupancy or right to possession under Section 365 of the Bankruptcy Code in the event of the rejection of any lease by the landlord or its trustee pursuant to said Section; "landlord" means the landlord, sublandlord, lessor, sublessor, franchisor or other grantor of a right of occupancy under a Lease and any guarantor of its obligations thereunder; and "tenant" means the tenant, subtenant, lessee, sublessee, licensee, franchisee, concessionaire or other occupant under a Lease and any guarantor of its obligations thereunder.

                 "Legal Requirements" means all provisions of the Permitted Property Liens, all provisions of the Permits and all applicable laws (including all Environmental Laws), statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, directions and requirements of, and agreements with, governmental bodies, agencies or officials, now or hereafter applicable to the Property, any adjoining vaults, sidewalks, parking areas, driveways, streets or ways or any use or condition thereof.

                 "Lender" is defined in the Credit Agreement.

                 "Lien" means, with respect to any property or asset, (i) any mortgage, deed of trust, deed to secure debt, lien, pledge, charge, security interest, assignment of rents, or other encumbrance of any kind with respect to such property or asset (including any installment sale, conditional sale or other title retention agreement); and (ii) any easement, right of way, servitude, reservation, covenant, condition, restriction, possibility of reverter, occupancy, tenancy, lease, sublease, license, agreement, option, cloud, claim, defect or other title exception with respect to such property or asset.

                 "Loan Documents" is defined in the Credit Agreement.

                 "Major Alteration" or "Major Restoration" means, respectively, any Alteration or Restoration which (i) involves the construction of a new building, (ii) costs One Million Dollars ($1,000,000) or more (with respect to any item of work or series of, or related, items or work constituting a single project), or (iii) occurs while an Event of Default is continuing.

                 "Material Adverse Change" is defined in the Credit Agreement.

                 "New Seely Buildings" means one or more buildings and improvements, which the Trustor plans to develop and construct on the vacant land of the Property and as contemplated in Section 5.3(d)(v) of the Credit Agreement.

                 "Non-Major Alteration" or "Non-Major Restoration" means, respectively, any Alteration or Restoration which is not a Major Alteration or Major Restoration.

                 "Permits" is defined in Granting Clause VII.

                 "Permitted Property Liens" means the Liens being contested as permitted under Section 2.13 and the other Liens described in Exhibit C hereto.

                 "Person" is defined in the Credit Agreement.

                 "Pledge and Security Agreement" is defined in the Credit Agreement.

                 "Proceeds" is defined in Section 3.06.


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
                 "Proforma Title Policy" means with respect to the Property that certain proforma title insurance policy, number 511035, issued by First American Title Guaranty Company.

                 "Property" is defined in Granting Clause II.

                 "Real Estate Collateral Documents" is defined in the Credit Agreement.

                 "Receiver" is defined in Section 5.05.

                 "Remedial Work" means any investigation, site monitoring, containment, clean-up, removal, disposal, restoration, closure activities or other remedial work of any kind or nature relating to Hazardous Materials.

                 "Rents" is defined in Granting Clause V.

                 "Restoration" means the restoration, repair, replacement or rebuilding of the Property after a Casualty or Condemnation, and "Restore" means to restore, repair, replace or rebuild the Property after a Casualty or Condemnation, in each case as nearly as reasonably possible to its value immediately prior to such Casualty or Condemnation.

                 "Secured Obligations" is defined in the Recitals.

                 "Security Deposit" means any payment, note or other security or deposit made or given by or on behalf of a tenant under an Assigned Lease as security for the performance of its obligations thereunder.

                 "Transfer" means, when used as a noun, any sale, conveyance, assignment or other transfer and, when used as a verb, to sell, convey, assign or otherwise transfer, in each case (i) whether voluntary or involuntary, (ii) whether direct or indirect and (iii) including any agreement providing for a Transfer or granting any right or option providing for a Transfer.

                 "Trust Property" is defined in the first paragraph of the Granting Clauses.

                 "Trustee" is defined in the Preamble and Section 7.07 hereof.

                 "Trustor" is defined in the Preamble and Section 7.07 hereof.

                 "Unsecured Environmental Indemnity Agreement" means that certain Unsecured Environmental Indemnity Agreement, of even date herewith, executed by the Trustor in favor of the Beneficiary.


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
                 SECTION 1.02. Interpretation. (a) In this Deed of Trust, unless otherwise specified, (i) singular words include the plural and plural words include the singular; (ii) words which include a number of constituent parts, things or elements, including the terms Improvements, Secured Obligations and Trust Property, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole; (iii) words importing any gender include the other genders; (iv) references to any Person include such Person's successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives; (v) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, supplementing, consolidating, replacing or otherwise modifying the statute or law referred to; (vi) references to any agreement or other document include all subsequent amendments, supplements, consolidations, replacements, extensions, renewals or other modifications thereof to the extent that such amendments, supplements, consolidations, replacements, extensions, renewals and modifications are not prohibited by the terms of any Loan Documents; (vii) the words "include" and "including," and words of similar import, shall be deemed to be followed by the words "without limitation"; (viii) the words "hereto," "herein," "hereof" and "hereunder," and words of similar import, refer to this Deed of Trust in its entirety; (ix) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses of this Deed of Trust; (x) the Schedules and Exhibits to this Deed of Trust are incorporated herein by reference; (xi) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience and shall not affect the construction of this Deed of Trust; (xii) no inference in favor of or against any Person shall be drawn from the fact that such Person or its attorneys drafted any portion hereof; (xiii) all obligations of the Trustor hereunder shall be satisfied by the Trustor at the Trustor's sole cost and expense; and
(xiv) all rights and powers granted to the Beneficiary or the Trustee hereunder shall be deemed to be coupled with an interest and be irrevocable.

                 (b) In this Deed of Trust, unless otherwise specified, (i) the words "consent," "approve" and "agree," and derivations thereof or words of similar import, mean the prior written consent, approval or agreement of the Person in question in such Person's discretion; (ii) the words "satisfy," "require" and "judgment," and derivations thereof or words of similar import, mean the satisfaction, judgment or requirement in the discretion of the Person in question; (iii) whenever it is specified that a consent, approval or agreement shall not be unreasonably withheld, or that the satisfaction, judgment or requirement shall be in the reasonable discretion of such Person in question, such action shall also not be unreasonably delayed; and (iv) whenever it is alleged that such action has been unreasonable, unreasonably withheld or unreasonably delayed, the sole remedy with respect to such allegation shall be a suit, action or proceeding for specific performance against the Person in question, and such Person shall not be subject to damages or other liability with respect thereto.


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
                                   ARTICLE II

                 CERTAIN WARRANTIES AND COVENANTS OF THE TRUSTOR

                 SECTION 2.01. Authority and Effectiveness. (a) The Trustor represents and warrants that (i) the Trustor is a corporation duly formed, validly existing and in good standing under the laws of the State of California, and has all material governmental licenses, authorizations, consents, approvals and other qualifications required to carry on its business as now conducted, to own the Property and to execute, deliver and perform this Deed of Trust; (ii) the execution, delivery and performance by the Trustor of this Deed of Trust are within the Trustor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, do not contravene, or constitute a Default under, any provision of applicable law, the articles of incorporation or bylaws of the Trustor or any agreement, judgment, injunction, order, decree or other instrument binding upon the Trustor or relating to the Property and will not result in the creation or imposition of any Lien on any asset of the Trustor (other than the Lien of this Deed of Trust); and (iii) this Deed of Trust constitutes a legal, valid and binding agreement of the Trustor. The Trustor shall cause the representations and warranties in this subsection (a) to continue to be true in each and every respect.

                 (b) The Trustor further represents and warrants that, except as set forth in Section 4.1(j) of the Credit Agreement, there are no actions, suits or proceedings pending or overtly threatened against or affecting the Trustor, or involving the validity of this Deed of Trust, the priority of the lien thereof, at law or in equity, or before any Governmental Authority which would, if adversely determined, result in a Material Adverse Change. The Trustor is not in default with respect to any order, writ, injunction, decree or demand of any court or other Governmental Authority.

                 SECTION 2.02. Title and Further Assurances. (a) The Trustor represents and warrants that (i) the Trustor is the owner of the fee simple interest in the Property, free and clear of all Liens other than the Permitted Property Liens; (ii) the Trustor is the owner of the other items constituting the Trust Property, in each case free and clear of all Liens other than the Permitted Property Liens; and (iii) this Deed of Trust constitutes a valid, binding and enforceable first Lien on the Trust Property, subject only to the Permitted Property Liens (excluding item 4 on Exhibit C hereto).

                 (b) The Trustor shall (i) cause the representations and warranties in subsection (a) of this Section 2.02 to continue to be true and correct in each and every respect and (ii) forever preserve, protect, warrant and defend (A) its estate, right, title and interest in and to the Trust Property, (B) the validity, enforceability and priority of the Lien of this Deed of Trust on the Trust Property, and (C) the right, title and interest of the Beneficiary, the Trustee


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
and any purchaser at any sale of the Trust Property hereunder or relating hereto, in each case against all other Liens and claims whatsoever, subject only to the Permitted Property Liens.

                 (c) At the request of the Beneficiary, the Trustor shall (i) promptly correct any defect or error which may be discovered in this Deed of Trust or any financing statement or other document relating hereto; and (ii) promptly execute, acknowledge, deliver, record and re-record, register and re-register, and file and re-file this Deed of Trust and any financing statements or other documents which the Beneficiary may require from time to time (all in form and substance reasonably satisfactory to the Beneficiary) in order (A) to effectuate, complete, perfect, continue or preserve the Lien of this Deed of Trust as a first Lien on the Trust Property, subject only to the Permitted Property Liens (excluding item 4 on Exhibit C hereto), or (B) to effectuate, complete, perfect, continue or preserve any right, power or privilege granted or intended to be granted to the Beneficiary or the Trustee hereunder.

                 SECTION 2.03. Secured Obligations. The Trustor shall duly and punctually pay, perform and observe the Secured Obligations.

                 SECTION 2.04. Impositions. The Trustor shall (i) subject to
Section 2.13, duly and punctually pay all Impositions prior to the date on which any fine, penalty, interest or other charge may be added thereto or discount thereon be forfeited; (ii) subject to Section 2.13, duly and punctually file all returns and other statements required to be filed with respect to any Imposition; (iii) promptly notify the Beneficiary of the receipt by the Trustor of any notice of Default in the payment of any Imposition or the filing of any return or other statement relating to any Imposition and simultaneously furnish to the Beneficiary a Certified copy of such notice of Default; and (iv) upon request, promptly deliver to the Beneficiary (A) a Certificate of the Trustor evidencing that the Trustor has complied with the provisions of this Section 2.04, accompanied by Certified copies of official receipts evidencing the payment of the Impositions, and (B) such other information and documents with respect to the matters referred to in this Section 2.04 as the Beneficiary shall reasonably request.

                 SECTION 2.05. Deposits for Impositions or Insurance Premiums.
(a) At any time after the occurrence of an Event of Default, upon request by the Beneficiary, the Trustor shall deposit with the Beneficiary (i) on the first day of each month following such request a sum equal to 1/12 of the annual Impositions or Insurance Premiums (as required by the Beneficiary) reasonably estimated by the Beneficiary to become due with respect to the Property for the ensuing year and (ii) thirty (30) days prior to the next due date of any Impositions or Insurance Premiums, an additional sum equal to the aggregate of the payments of such Impositions or Insurance Premiums less the aggregate of the amounts on deposit and the amounts to be deposited pursuant to clause (i) of this subsection (a). If the amounts on deposit under this Section 2.05 shall exceed the amounts required, the excess shall be credited to the subsequent deposits to be made by the Trustor. If the amounts on deposit under this Section
2.05 shall be insufficient, upon request, the Trustor shall immediately deposit the deficiency with the Beneficiary. Except as required under applicable law, the Deposits under this Section 2.05 shall


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be for the exclusive benefit of the Lenders and all right, title and interest in and to such Deposits shall be subject to the exclusive dominion and control of the Beneficiary. At any time after the Beneficiary has requested that the Trustor make Deposits under this Section 2.05, the Beneficiary may notify the Trustor that it need no longer do so, whereupon the Trustor shall cease making such Deposits, provided that any such notice shall be without prejudice to the Beneficiary's right to require thereafter that the Trustor make Deposits under this Section 2.05.

                 (b) If Deposits are made under this Section 2.05, the Beneficiary shall make payments of the Impositions or Insurance Premiums for which such Deposits are made as the same become due, but only following actual receipt by the Beneficiary of the bills therefor, which the Trustor shall furnish to the Beneficiary not later than ten (10) Business Days prior to the due date thereof, and only to the extent that the amounts on deposit with the Beneficiary at the time are sufficient to make such payments. Notwithstanding the foregoing or the fact any amounts deposited under this Section 2.05 may be deposited with respect to certain Impositions or Insurance Premiums, the Beneficiary may use any amounts on deposit under this Section 2.05 to pay any Impositions or Insurance Premiums as the same become due.

                 (c) If an Event of Default is continuing, the Deposits under this Section 2.05 shall be applied and disbursed as provided in the Credit Agreement.

                 SECTION 2.06. Legal and Insurance Requirements. (a) The Trustor represents and warrants that (i) as of the date hereof, the Property and the use and operation thereof comply in all material respects with all Legal Requirements and Insurance Requirements; (ii) there is no default under any Legal Requirement or Insurance Requirement; and (iii) the execution, delivery and performance of this Deed of Trust do not require any consent under, and will not contravene any provision of or constitute a default under, any Legal Requirement or Insurance Requirement.

                 (b) The Trustor shall (i) subject to Section 2.13, duly and punctually comply with all Legal Requirements and Insurance Requirements; (ii) procure, maintain and, subject to Section 2.13, duly and punctually comply with all Permits required for any construction, reconstruction, repair, alteration, addition, improvement, maintenance, management, use and operation of the Property; (iii) promptly notify the Beneficiary of the receipt by the Trustor of any notice of default under any Legal Requirement, Insurance Requirement or Permit or any threatened or actual termination of any Permit or Insurance Policy and furnish to the Beneficiary a copy of such notice of default or termination;
(iv) promptly notify the Beneficiary (A) upon learning of any condition which, with or without the giving of notice or the passage of time or both, would result in a default under any Legal Requirement, Insurance Requirement or Permit or a termination of any Permit or Insurance Policy, which Default would have a Material Adverse Effect, and (B) the action taken to remedy such condition; (v) upon request by the Beneficiary on a case by case basis, promptly furnish to the Beneficiary a Certified copy of any Permit (A) obtained by the Trustor with respect to the Property and (B) the revocation or termination of which would have a Material Adverse Effect; and (vi) upon request by the Beneficiary, promptly


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
deliver to the Beneficiary (A) a Certificate of the Trustor evidencing that the Trustor has complied with the provisions of this Section 2.06, and (B) such other information and documents with respect to the matters referred to in this
Section 2.06 as the Beneficiary shall reasonably request.

                 SECTION 2.07. Status and Care of the Properties. (a) The Trustor represents and warrants as follows:

                 (i) the Property is served by all necessary water, sanitary and storm sewer, drainage, electric, steam, gas, telephone and other utilities and utility facilities, which utility facilities have capacities which are sufficient to serve the current and reasonably anticipated future use and occupancy of the Property, and such utility facilities enter the Property over or under properly-dedicated or granted, perpetual, public or private rights of way or easements therefor;

                (ii) all streets, roads or alleys adjacent to the Property have been completed and properly dedicated, accepted or otherwise legally constituted as public streets, roads or alleys by the governmental entities having jurisdiction;

               (iii) the Property has legal access to the adjacent streets, roads and alleys (including, as appropriate, access over properly-granted, perpetual, private rights of way or easements) sufficient to serve the current and reasonably anticipated future use and operation of the Property;

                (iv) the Alterations, and the use and occupancy of the Property comply in all material respects with all Legal Requirements; Trustor has complied with all other Legal Requirements related thereto, including but not limited to the applicable zoning and building code requirements, and all approvals, licenses, permits, certifications, including certificates of occupancy, filings and other actions normally accepted as proof of compliance with all Legal Requirements have been duly given or taken by the Trustor;

                 (v) the Property is located in an area designated as "flood prone" under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973 (42 U.S.C. Section 4001 et seq.); and


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                (vi)    except as may be disclosed to Trustor in writing:

                          (1) the Trustor (A) has not received notice or otherwise learned of any claim, demand, action, event, condition, information, report, inquiry, proceeding or investigation (or threat of any of the foregoing) (collectively, "Conditions") (including, third party claims and Conditions under CERCLA or any analogous or similar state law) indicating or concerning any potential or actual liability of Trustor (including for contribution, damage, cost recovery, loss, injury, assessment, containment, remediation, response or removal) arising in connection with: (i) any Environmental Noncompliance; or (ii) the use, generation, manufacture, production, storage, discharge, disposal, transport, presence, handling, release or threatened release of any Hazardous Materials into the environment, including migration thereof to or from the Property and including any matter which the Trustor would have a duty to report to a Governmental Authority under CERCLA or any analogous state law or any other Environmental Law and (B) has no threatened or actual liability in connection with the release or threatened release of any Hazardous Material into the environment; and (iii) has not received notice or otherwise learned of any federal, state or other investigation evaluating whether any remedial action is needed to respond to any release of any Hazardous Materials into the environment for which the Trustor may be liable.

                          (2) the Trustor is not subject to any financial assurance requirements of any applicable Environmental Laws, including those contained in 40 C.F.R. Parts 264 and 265, Subps. H, or any state law equivalents, or those promulgated pursuant to 42 U.S.C. 6991b(c)(6) or state law equivalents;

                          (3) the Trustor has not filed any notice under any Legal Requirements (i) indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 C.F.R. Part 261 or any state law equivalent thereof, or (ii) reporting a release of any Hazardous Materials into the environment; and

                          (4) the Trustor has not received notice or otherwise learned of any occurrence or condition on any real property adjoining or in the vicinity of the Property that is likely to cause the Property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of the Property under any applicable Environmental Law.

                 (b) The Trustor (i) shall not cause or permit the Property to be misused, wasted, disfigured or (subject to Section 3.02) damaged or to deteriorate (except for reasonable wear and tear); (ii) shall use and operate the Property, or cause the same to be used and operated, for substantially the same uses and purposes and in substantially the same manner and under the


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
same name as it is used and operated or intended to be used or operated as of the date hereof; (iii) except to the extent permitted under Section 2.08 or as required under the following clauses (iv) through (vi), shall not construct any new Improvement on or otherwise Alter the Property or permit any of the foregoing; (iv) shall operate and maintain the Property, or cause the same to be operated and maintained, in good order, repair and condition; (v) subject to compliance with Section 2.08, shall promptly make, or cause to be made, all repairs, replacements, renewals, Restorations and Alterations of and to the Property, whether interior or exterior, structural or nonstructural or foreseen or unforeseen, necessary or appropriate to keep the Property in good order, repair and condition, all of which repairs, replacements, renewals, Restorations and Alterations shall be equal in quality to or better than the condition of the Property as of the date hereof; (vi) shall do or cause others to do all shoring of the Property or any properties adjacent thereto, including the foundations and walls of either thereof, and to take all other actions necessary or appropriate for the preservation and safety thereof by reason of or in connection with any excavation or other construction-related operation on the Property or any properties adjacent thereto, whether or not the Trustor or any adjacent-property owner shall be required by any Legal Requirement to take such action or be liable for failure to do so; (vii) shall not, without the consent of the Beneficiary, which consent shall not be unreasonably withheld, initiate, seek or affirmatively support any material change in the applicable zoning affecting the Property, seek any material variance or any change in any variance to the zoning affecting the Property, execute or file any subdivision or other plat or map affecting the Property or permit or consent to any of the foregoing;
(viii) shall, promptly after receiving notice or obtaining knowledge of any proposed or threatened change in the zoning affecting the Property which would result in the current use of the Property being a non-conforming use, notify the Beneficiary thereof and diligently contest the same by any action or proceeding deemed appropriate by the Trustor in its reasonable judgment or reasonably requested by the Beneficiary; (ix) shall not amend or otherwise modify any Permitted Property Lien, except for amendments to utility easements which do not adversely affect the value, use or operation of the Property or affect the first priority of the Lien of this Deed of Trust; and (x) upon request of the Beneficiary, shall promptly deliver to the Beneficiary (A) a Certificate of the Trustor evidencing that the Trustor has complied with the provisions of this
Section 2.07 and (B) such other information and documents with respect to the matters referred to in this Section 2.07 as the Beneficiary shall reasonably request.

                 (c) The Trustor will not use, generate, manufacture, produce, store, discharge, dispose of, place, handle or release (collectively, "manage") on, under, from or about the Property or transport to or from the Property any Hazardous Material, or allow or suffer any other Person to do so other than such Hazardous Materials which are managed in the ordinary course of operating the business of the Trustor as it is operated on the Closing Date and which are managed in accordance with applicable Environmental Laws.

                 (d) The Trustor shall keep and maintain the Property in compliance with all applicable Environmental Laws, and shall not cause, permit or suffer the Property to be in violation of any Environmental Laws in any material respect.

                 (e) The Beneficiary shall have the right, but not the obligation, to join and participate in as a party, if it so elects, any legal proceeding or action concerning the Property initiated in connection with any Environmental Law which, in the Beneficiary's reasonable judgment, is likely to result in an Environmental Noncompliance and have its reasonable attorneys' fees in connection therewith paid by or be defended by the Trustor from and against any such proceeding or action with counsel chosen by the Beneficiary, and shall have the right to make inquiry of and disclose all information to appropriate Governmental Authorities when advised by counsel with appropriate expertise that such disclosure may be required under applicable law.

                 (f) Without the Beneficiary's prior written consent, which consent shall not be unreasonably withheld, the Trustor shall not undertake any Remedial Work in response to the presence or release of any Hazardous Material on, under, from or about the Property, or enter into any settlement, consent or compromise which, in the Beneficiary's reasonable judgment, individually or in the aggregate, is likely to result in an Environmental Noncompliance; provided, however, that the Beneficiary's prior consent shall not be necessary if: (i) the presence or release of Hazardous Material on, under, from or about the Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain the Beneficiary's written consent before taking such action; provided, that in such event the Trustor shall notify the Beneficiary as soon as practicable of any action so taken; (ii) particular Remedial Work is ordered by a court or regulatory agency of competent jurisdiction, or (iii) the Trustor establishes to the reasonable satisfaction of the Beneficiary that there is no reasonable alternative to such Remedial Work which would result in less impairment of the Property.

                 (g) In the event that (i) an Event of Default has occurred and is continuing, or (ii) the Beneficiary reasonably believes that there may be a violation or threatened violation by the Trustor of any applicable Environmental Law regarding the Property or a violation or threatened violation by the Trustor of any provision of this Section 2.07 which, in the Beneficiary's reasonable judgment, would individually or in the aggregate likely result in an Environmental Noncompliance, the Beneficiary is authorized, but not obligated, by itself, its agents, employees or workmen to enter at any reasonable time, after reasonable notice to the Trustor, upon any part of the Property for the purposes of inspecting the same for Hazardous Material and confirming compliance with this Section 2.07, and such inspections may include soil borings and groundwater testing; provided, however, that such inspection by the Beneficiary shall not unreasonably interfere with the Trustor's business operations. The Trustor agrees to pay to the Beneficiary, upon demand, all reasonable expenses, costs or other amounts incurred by the Beneficiary in performing any inspection for the purposes set forth in this Section 2.07.

                 (h) The Trustor shall notify the Beneficiary, in writing, promptly upon receipt of a notice or otherwise learning of any Condition which is likely to result in liability to the Trustor in connection with: (i) any Environmental Noncompliance; (ii) the use, generation, manufacture, production, storage, discharge, disposal, transport, presence, handling, release or


                                       232
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threatened release of any Hazardous Material into the environment, including migration thereof to or from the Property and including any matter which the Trustor would have a duty to report to a Governmental Authority under CERCLA or any analogous state law or any other Environmental Law; or (iii) the existence of any material Environmental Lien on the Property. The Trustor shall notify the Beneficiary in writing promptly upon receipt of a notice or otherwise learning of any occurrence or condition on any real property adjoining or in the vicinity of the Property that is likely to cause the Property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law.

                 (i) The Trustor's indemnification and defense obligations under this Deed of Trust or any other Loan Document with respect to Hazardous Materials and environmental matters shall be governed solely by this paragraph
(i) of Section 2.07, notwithstanding any other provision in the Deed of Trust (including Section 4.04 of this Deed of Trust) or in any other Loan Document; provided, however, that the foregoing limitation shall not have any effect on, or apply to, the obligations of the Trustor as set forth in Section 8.6 of the Credit Agreement as applicable to the representation and warranty of the Trustor set forth in Section 4.1(p) of the Credit Agreement, and provided further that the foregoing limitation shall not have any effect on, or apply to, the Unsecured Environmental Indemnity Agreement. The Trustor shall indemnify, defend (with counsel approved by the Indemnified Persons, which approval shall not be unreasonably withheld), and hold harmless the Indemnified Persons from and against any and all liabilities, obligations, losses, damages, penalties, actions, fines, judgments, suits, demands, investigations, proceedings, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnified Persons in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnified Persons shall be designated a party thereto), remedial action requirements and enforcement actions of any kind, imposed on, incurred by, or asserted against any such Indemnified Persons (whether direct or indirect and whether based on any federal or state laws or other statutory regulations, including Environmental Laws, under common law or at equitable cause, or in contract or otherwise) in any manner relating to or arising out of the breach of any of the covenants, representations and warranties of this
Section 2.07 relating to environmental matters or the use, generation, manufacture, production, storage, discharge, disposal, presence, transport, handling, release or threatened release of any Hazardous Material on, under, from or about the Property, including any other activity carried on or undertaken on or off the Property, whether prior to or after the Closing Date, and whether by the Trustor or any predecessor in title or any employee, agent, contractor or subcontractor of the Trustor or of any predecessor in title, or any third Person at any time occupying or present on the Property, in connection with the use, generation, manufacture, production, discharge, presence, release, threatened release, handling, storage, decontamination, clean up, transport or disposal of any Hazardous Material at any time located or present on, under, from or about the Property, including:


                                       233
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                          (A)   the costs of any Remedial Work, including costs
         incurred by the United States government or the State, or any other Person, or damages from injury to, destruction of, or loss of natural resources; and

                          (B) liability for personal injury or property damage arising under any statutory or common-law tort theory, including damages assessed for the maintenance of a public or private nuisance, response costs or for the carrying on of an abnormally dangerous activity (collectively, including the other matters described in subsection (i) of this Section 2.07, the "Indemnified Matters");

provided that the Trustor shall have no obligation to an Indemnified Person hereunder with respect to Indemnified Matters resulting directly from the gross negligence or willful misconduct of that Indemnified Person, as finally determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay, defend and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Trustor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Persons.

This indemnity is intended to be operable under 42 U.S.C. Section 9607(e)(1). This indemnity shall not survive the reconveyance of the Lien of this Deed of Trust, the extinguishment of the Lien by foreclosure or action in lieu thereof, or any Transfer of the Property by the Trustor. The foregoing indemnity shall in no manner be construed to limit or adversely affect the Beneficiary's rights under this Section 2.07, including the Beneficiary's rights to approve any Remedial Work and the contractors and consulting engineers retained in connection therewith.

                 (j) If any Remedial Work is reasonably necessary or required under any applicable local, state or federal law or regulation, any judicial order, or by any Governmental Authority, because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Material in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof) which, in the Beneficiary's reasonable judgment, is likely to result in liability to the Trustor respecting Hazardous Materials, then the Trustor shall diligently prosecute to completion such Remedial Work on or before the later of
(i) the date that is ninety (90) days after written demand for performance thereof by the Beneficiary, or (ii) the date by which completion of such Remedial Work is required by a Governmental Authority. All such Remedial Work shall be at the Trustor's sole expense in accordance with the requirements of any applicable Governmental Authority or Environmental Law. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by the Beneficiary, and under the supervision of a consulting engineer approved in advance in writing by the Beneficiary (which approvals shall not be unreasonably withheld). While such Remedial Work is continuing, the Trustor shall, at least once every thirty (30) days, provide the Beneficiary with a written report, in reasonable detail, of the progress of such Remedial Work. All costs and expenses of such Remedial Work shall be


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paid by the Trustor, including the charges of such contractor(s) and/or the consulting engineer, and the Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event that the Trustor shall fail timely to commence, or cause to be commenced, or fail to complete the Remedial Work expeditiously, the Beneficiary may, but shall not be required to, cause such Remedial Work to be performed and all reasonable costs and expenses thereof, or incurred in connection therewith, shall become part of the obligations secured by this Deed of Trust.

                 SECTION 2.08. Alterations. (a) If no Event of Default is continuing, the Trustor may construct any new Improvement, including the New Seely Buildings, otherwise Alter or Restore the Property and, in connection therewith, demolish any Improvement which is being replaced by a new Improvement, provided that

                 (i) prior to commencing any Alteration or Restoration the Trustor shall give notice thereof to the Beneficiary, describing in reasonable detail satisfactory to the Beneficiary the Alteration or Restoration in question, the work required therefor and the Trustor's best estimate of the cost thereof;

                (ii) any Alteration or Restoration shall not result in a reduction of the value of the Trust Property below the value thereof immediately preceding the commencement of such Alteration or Restoration;

               (iii) any Improvement demolished pursuant to this Section 2.08 shall be replaced promptly by a new Improvement of equivalent or greater value;

                (iv) any Alteration or Restoration shall be effected with due diligence, in a good and workmanlike manner, in compliance with all applicable Legal Requirements and Insurance Requirements and all applicable requirements of the Agreements;

                 (v) any Alteration or Restoration shall be equal in quality to, or better than, the Improvements located on the Property as of the Closing Date;

                (vi) prior to commencing any phase of any Alteration or Restoration, the Trustor shall obtain all Permits and other consents or approvals required therefor and, in the case of any Major Alteration or Major Restoration, deliver Certified copies thereof to the Beneficiary;

               (vii) the Trustor shall promptly and fully pay the cost of any Alteration or Restoration;

              (viii) the Beneficiary shall be named as an additional named insured on each insurance policy of any contractor, subcontractor or other Person performing the Alterations or Restorations;


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
                (ix) any Alteration or Restoration shall be located entirely on the Land; and, if any Alteration or Restoration encroaches upon any property adjacent to the Land or interferes with any right of way or easement affecting the Property, the Trustor shall promptly obtain an agreement reasonably satisfactory to the Beneficiary permitting such encroachment or interference, or an affirmative title insurance policy or endorsement to any title insurance policy insuring Beneficiary in connection with its Lien of this Deed of Trust reasonably satisfactory to the Beneficiary insuring against loss by reason thereof; or, if the Trustor does not obtain such an agreement or such a policy or such an endorsement within thirty (30) days after discovering such encroachment or interference, the Trustor shall promptly remove such encroachment or interference and return the Property to its prior condition and value;

                 (x) upon completion of any Major Alteration or Major Restoration the Trustor shall promptly give notice thereof to the Beneficiary, accompanied by (A) a Certificate of the Trustor evidencing such completion, that such Alteration or Restoration complies with the provisions hereof, and that the Trustor has complied with its obligations hereunder relating thereto, (B) a Certified copy of any permanent certificate of occupancy required to permit the use and occupancy thereof, and (C) if reasonably required by the Beneficiary in the case of any such Alteration or Restoration affecting the exterior of any Improvement, an as-built survey of the Property reasonably satisfactory to the Beneficiary showing the existing Improvements and such Alteration or Restoration; and

                (xi) the Trustor shall promptly furnish to the Beneficiary such other information and documents relating to any Alteration or Restoration and the matters referred to in this Section 2.08 as the Beneficiary shall reasonably request.

                  (b) Without limiting the provisions of subsection (a) of this Section 2.08, the Trustor shall not commence or construct, or permit the commencement or construction of, any Major Alteration or Major Restoration (excluding the New Seely Buildings) without the consent of the Beneficiary, which consent shall not be unreasonably withheld.

                  (c)   Without limiting the provisions of subsections (a) and
(b) of this Section 2.08, in connection with any Major Alteration or Major Restoration, (i) any such Alteration or Restoration shall be conducted under the supervision of a licensed architect or engineer; (ii) prior to commencement of any such Alteration or Restoration, the Trustor shall submit the plans and specifications therefor to the Beneficiary (including a plot plan showing the location thereof on the Land) and obtain the Beneficiary's approval thereof;
(iii) any such Alteration or Restoration shall be constructed substantially in accordance with such plans and specifications approved by the Beneficiary; and
(iv) upon completion of any such Alteration or Restoration, in addition to the documents referred to in subsection (a) of this Section 2.08, the Trustor shall promptly furnish to the Beneficiary (A) Certificates of the Trustor and the supervising architect or engineer to the effect that (1) such Alteration or Restoration has been completed substantially in

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
accordance with the applicable plans and specifications and with all applicable Legal Requirements and Insurance Requirements and all applicable requirements of the Agreements; and (2) all contractors, subcontractors, materialmen and other persons who could claim Liens in connection with such Alteration or Restoration have been paid in full or have effectively waived or released their rights to such Liens or that such Liens are being contested pursuant to Section 2.13; (B) if required by the Beneficiary, a title insurance policy satisfactory to the Beneficiary insuring against Liens relating to such Alteration or Restoration; and (C) such other information and documents as the Beneficiary shall reasonably request.

                  SECTION 2.09. Agreements. (a) The Trustor represents and warrants that, as of the date hereof, (i) there have been no amendments, other modifications to or assignments of any of the Agreements, except such amendments, modifications or assignments which would not have a Material Adverse Effect; (ii) the Agreements are in full force and effect and there is no material Default under any of the Agreements; (iii) all Agreements with any Affiliate of the Trustor comply with the applicable requirements of the Credit Agreement relating to affiliate transactions and on the Closing Date, such Agreements will be subordinate to this Deed of Trust; and (iv) the execution, delivery and performance of this Deed of Trust do not require any consent under, and will not contravene any provision of or cause a Default under, any of the Agreements or the Permitted Property Liens.

                  (b) The Trustor (i) shall duly and punctually pay, perform and observe all of its obligations under the Agreements; (ii) shall do all things reasonably necessary or appropriate to enforce, preserve and keep unimpaired each Agreement, the rights of the Trustor thereunder and the obligations of any other party thereunder; (iii) shall not, without the consent of the Beneficiary, enter into any Agreement or take any other action amending, terminating or otherwise materially modifying any Agreement, any right of the Trustor thereunder or any obligation of any other party thereunder, or consent to any assignment of the interest of any other party thereunder; (iv) shall notify the Beneficiary (A) promptly of the receipt or giving by the Trustor, as the case may be, of any notice of default under any Agreement or any notice of the threatened or actual termination of any Agreement, any right of the Trustor thereunder or any obligation of any other party thereunder, accompanied by a Certified copy of such notice of default or termination; (B) promptly upon learning of any condition which, with or without the giving of notice or the passage of time or both, would result in any material default or termination referred to in the preceding clause (A); and (C) promptly upon learning of any assignment of the interest of any other party to any Agreement; (v) shall promptly deliver to the Beneficiary a counterpart original or Certified copy of any amendment or other modification of any Agreement entered into or consented to by the Trustor; (vi) shall cause any and all Agreements entered into by the Trustor with one or more of its Affiliates to comply with the applicable requirements of the Credit Agreement relating to affiliate transactions; (vii) shall subordinate any and all Agreements to this Deed of Trust to the extent not otherwise subordinate; and (viii) upon request, shall promptly deliver to the Beneficiary (A) a Certificate of the Trustor evidencing that the Trustor has complied with the provisions of this Section 2.09 and (B) such other information


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
and documents with respect to the Agreements and the matters referred to in this
Section 2.09 as the Beneficiary shall reasonably request.

                  SECTION 2.10. Management and Leasing. (a) The Trustor represents and warrants that, as of the date hereof, (i) there are no Agreements in existence relating to the operation or management of the Property, except for such Agreements that may be terminated upon sixty (60) days' prior written notice; (ii) the right, power or obligation to operate or manage the Property has not been delegated to, any Person, except pursuant to an Agreement which may be terminated upon sixty (60) days' prior written notice; (iii) there are no agreements in existence relating to the leasing of the Property or any portion thereof; and (iv) the right or power to lease the Property has not been delegated to any Person.

                  (b) Without the consent of the Beneficiary, the Trustor shall not enter into any Agreement relating to or otherwise delegate to any Person, or permit such delegation to any Person of, the operation, leasing or management of the Property; provided, however, that with respect to the leasing of the Property or any portion thereof, Beneficiary shall not unreasonably withhold or delay its consent.

                  (c) The Trustor represents and warrants that, as of the date hereof there are no Leases in effect.

                  (d)     The Trustor:

                          (i) shall not grant any Lien upon any Assigned Lease
                  or the Rents thereunder, other than the Lien of this Deed of Trust;

                         (ii) shall include in each Lease entered into after the
                  date hereof the subordination and nondisturbance provisions set forth in Exhibit B hereto;

                        (iii) shall not enter into any Assigned Lease which
                  grants to the tenant thereunder any right or option to purchase or otherwise acquire the Property or any interest therein;

                         (iv) shall not enter into any Lease or Transfer any
                  Lease without the consent of the Beneficiary, which consent shall not be unreasonably withheld;

                          (v) shall not receive or collect (whether in cash, by
                  promissory note or otherwise) any Rents for a period of more than thirty (30) days before the due date thereof, except for any Security Deposits held by the Trustor;

                         (vi) shall duly and punctually pay, perform and observe
                  in all material respects (subject to Section 2.13) all of its obligations under the Leases;


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
                        (vii) shall do all things reasonably necessary or
                  appropriate to enforce, preserve and keep unimpaired each Lease, the rights of the Trustor thereunder and the obligations of the tenant thereunder, except (subject to the following clause (ix)) for any default by the tenant thereunder;

                       (viii) shall not enter into any agreement or take any
                  other action terminating, extending or materially modifying (including consenting to the assignment or subletting of the tenant's interest under) any Lease, without the consent of the Beneficiary, which consent shall not be unreasonably withheld;

                         (ix) may terminate, in the Trustor's reasonable and
                  good faith exercise of its business judgment, any Assigned Lease in connection with the bona fide enforcement proceedings against the tenant thereunder upon the occurrence of a material default by the tenant thereunder;

                          (x) shall notify the Beneficiary (A) promptly after
                  receipt or contemporaneously when given, as the case may be, of the receipt or giving by the Trustor of any notice of default under any Lease or any notice of the threatened or actual termination of any Lease, any right of the Trustor thereunder or any obligation of the tenant thereunder, accompanied by a Certified copy of such notice of Default or termination; (B) promptly upon learning of any condition which, with or without the giving of notice or the passage of time or both, would constitute a material Default or cause a termination referred to in the preceding clause (A); and (C) promptly upon learning of any assignment or subletting of the interest of the tenant under any Lease;

                         (xi) shall promptly deliver to the Beneficiary a
                  counterpart original or Certified copy of (A) any Lease entered into after the date hereof; (B) any agreement entered into after the date hereof terminating, extending or otherwise materially modifying any Lease; and (C) any notice exercising any right or option under any Lease; and

                        (xii) upon request, shall promptly deliver to the
                  Beneficiary (A) counterpart originals or Certified copies of any Assigned Lease entered into after the date hereof, any agreement entered into after the date hereof terminating, extending or otherwise modifying any Assigned Lease and any notice exercising any right or option under any Assigned Lease not theretofore delivered to the Beneficiary pursuant to clause (xi) of this subsection (d); (B) a Certificate of the Trustor evidencing that the Trustor has complied with the provisions of this Section 2.10; and (C) such other information and comments with respect to the Assigned Leases and the matters referred to in this Section 2.10 as the Beneficiary shall reasonably request.


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
                  SECTION 2.11. Transfer. (a) Except items of equipment or personal property which have been removed pursuant to Section 2.08 and except as provided in Sections 5.3(b)(iv) and (vi) of the Credit Agreement, the Trustor shall not, without the consent of the Beneficiary, Transfer the Trust Property or any interest therein.

                  (b) The provisions of this Section 2.11 shall apply to each and every Transfer of the Trust Property or any interest therein, regardless of whether or not the Beneficiary has consented to or waived its right to consent to any prior Transfer thereof.

                  SECTION 2.12. Liens. (a) Without the consent of the Beneficiary, the Trustor shall not create or permit to be created or to remain, and shall promptly discharge or cause to be discharged, any Lien on the Trust Property or any interest therein (except Liens being contested pursuant to Section 2.13, the other Permitted Property Liens and Liens permitted under the Credit Agreement), in each case (i) whether voluntarily or involuntarily created, (ii) whether directly or indirectly a Lien thereon and (iii) whether or not subordinate hereto.

                  (b) Nothing herein shall be construed to be a consent by the Beneficiary or the Trustee to any mechanic's, materialman's, supplier's, repairman's or similar Lien on the Trust Property or any interest therein.


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
                  SECTION 2.13. Permitted Contests. After prior notice to the Beneficiary, the Trustor may contest, in good faith by appropriate proceedings promptly instituted and diligently conducted, any Legal Requirement, Insurance Requirement, any Imposition or Lien therefor on the Trust Property or any interest therein or any Lien of any laborer, mechanic, materialman, supplier or vendor on the Trust Property or any interest therein, or any matter under any Assigned Lease, Agreement or other Permitted Property Lien, provided that (i) no Event of Default is continuing; (ii) no Trust Property or any interest therein is in danger of being sold, forfeited or lost while such proceedings are pending; (iii) none of the Lenders are in danger of any criminal or material civil penalty or any other liability for failure to comply with any such Legal Requirement, and no Trust Property or interest therein is subject to the imposition of any Lien as a result of such failure which is not properly contested pursuant to this Section 2.13; (iv) in the case of any Insurance Requirement, no Insurance Policy or coverage is in danger of being forfeited or lost while such proceedings are pending; (v) in the case of (A) Liens of laborers, mechanics, materialmen, suppliers or vendors, or (B) the Impositions or Liens therefor, such proceedings suspend the foreclosure of any such Lien or any other collection thereof from the Trust Property and all interests therein;
(vi) the Trustor establishes adequate reserves or other appropriate provisions required with respect to such contest in accordance with generally accepted accounting principles; and (vii) if required by the Beneficiary, the Trustor furnishes to the Beneficiary a bond or other security reasonably satisfactory to the Beneficiary. Upon request of the Beneficiary, the Trustor shall promptly deliver to the Beneficiary (x) a Certificate of the Trustor describing in detail reasonably satisfactory to the Beneficiary the contests pending as of the date thereof and evidencing that the Trustor has complied with the provisions of this
Section 2.13 with respect thereto and (y) such other information and documents with respect to the contests conducted pursuant to this Section 2.13 as the Beneficiary shall reasonably request.

                                   ARTICLE III

                      INSURANCE, CASUALTY AND CONDEMNATION

                  SECTION 3.01. Insurance. (a) Policies. Trustor shall maintain in full force and effect, with financially sound and reputable insurers reasonably satisfactory to the Beneficiary, insurance with respect to the Property against loss or damage of the kinds customarily insured against by companies engaged in the same or similar business as that of, and similarly situated to the Trustor and of such types and in such amounts as are customarily carried under similar circumstances by such other companies, and shall otherwise comply with the insurance coverage requirements of the Credit Agreement. Notwithstanding the foregoing, such property insurance shall at all times at least equal the full replacement value of the Improvements. Without limiting the generality of the foregoing, such insurance policies of Trustor shall provide the following coverages:

                 (i) "All Risk" property insurance, including sprinkler leakage, flood, earthquake and, when any Alteration or Restoration of any Property is in progress, builder's risk insurance on a completed value (non-reporting) form and including soft cost expense coverage, in an amount sufficient to prevent the Trustor from becoming a co-insurer in any loss under the policy, but in no event less than the full replacement value of the Improvements. Such coverage shall include endorsements for an agreed amount for demolition and increased cost of construction due to enforcement of laws and ordinances regulating construction. Further, Trustor shall obtain business interruption or time element insurance coverage on an actual loss sustained basis in an amount not less than one year's insurable values and extended to include a one hundred eighty (180) day extended period of indemnity;

                (ii) flood and earthquake insurance covering the Trust Property in amounts of not less than One Million Dollars ($1,000,000) per occurrence and in the aggregate for the peril of flood, and for the peril of earthquake insurance coverage in an amount not less than the then outstanding balance of Advances or replacement cost of the Improvements, whichever is less;

               (iii) to the extent not covered under clauses (i) and (ii) of this subsection (a), difference-in-conditions coverage in an amount satisfactory to the Beneficiary;

                (iv) comprehensive steam boiler and machinery insurance covering all mechanical, electrical and pressure vessels situated at the Property and endorsed to cover direct damage and business interruption;

                 (v) commercial General Liability insurance in an amount not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate per location, for bodily injury and property damage and personal injury resulting from Trustor's operations or premises liability. Such insurance shall include premises liability insurance, blanket contractual liability insurance, products liability insurance and personal injury liability insurance;

                (vi) commercial Automobile Liability insurance in an amount not less than One Million Dollars ($1,000,000) per accident covering all owned, hired and nonowned automobiles;

               (vii) worker's compensation and employer's liability insurance, or state-approved self-insurance for the same risks, subject to the statutory limits of the State of California in respect of any work or other operations on, about, or in connection with the Trust Property;

              (viii) in addition to the liability insurance coverage in subsections 3.01(a)(v) and (vi), the Trustor shall provide Forty Million Dollars ($40,000,000) in umbrella liability in excess of General Liability and Automobile Liability insurance; and

                (ix) such other insurance with respect to the Trust Property and in such amounts as the Beneficiary from time to time may require against such other insurable hazards which at the time are commonly insured against in respect of properties similar to the Trust Property.

                 (b) Blanket Insurance. The Trustor may effect such coverage under subsection (a) of this Section 3.01 under a blanket insurance policy satisfactory to the Beneficiary, provided that (i) any such policy of blanket insurance shall specify therein, or the insurer under such policy shall certify to the Beneficiary, (A) the maximum amount of the total insurance afforded by the blanket policy allocated to the Property and (B) any sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to this Section 3.01; (ii) any such policy of blanket insurance shall comply in all respects with the other provisions of this
Section 3.01; and (iii) the protection afforded under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under separate policies relating only to the Property.

                 (c) Policies. (i) The property insurance maintained under subsection (a) of this Section 3.01 shall (A) bear a standard non-contributory first mortgagee endorsement in favor of the Beneficiary as Agent for the Lenders
(B) contain an endorsement providing for payment to the Agent of all monies due or to become due under such property insurance policies, and (C) provide that the insurers waive any and all rights to be subrogated to the rights of the Lenders.

                (ii) The liability insurance maintained under clauses (v), (vi) and (viii) of subsection (a) of this Section 3.01 shall name the Beneficiary, the Trustee, and the Lenders as additional insureds.

               (iii) All insurance maintained by the Trustor hereunder shall provide that (A) no cancellation, material change or reduction thereof shall be effective until at least thirty (30) days after receipt by the Beneficiary of written notice thereof, and (B) all losses shall be payable notwithstanding (1) any act or negligence of the Trustor or its agents or employees which might, absent such agreement, result in a forfeiture of all or part of such insurance payment, (2) the occupation or use of the Property for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or the exercise of any other right or remedy under or with respect to this Deed of Trust, or (4) any change in the ownership of the Property.

                 (d) Policies or Certificates. The Trustor shall furnish to the Beneficiary from time to time, without notice or demand by the Beneficiary, not later than ten (10) Business Days prior to the expiration date of each Insurance Policy, (i) either a copy of such Insurance Policy, Certified to be a true copy by the insurer, or an insurance certificate evidencing the insurance maintained under such Insurance Policy, whichever the Beneficiary requests (and until further notice the Beneficiary hereby requests an insurance certificate evidencing the insurance maintained under such Insurance Policy), and (ii) evidence satisfactory to the Beneficiary of payment of the premium therefor.

                 (e) Additional or Separate Insurance. The Trustor shall not maintain additional or separate insurance concurrent in form or contributing in the event of loss with the insurance required under this Section 3.01, unless
(i) the policies providing such additional or separate insurance are submitted to the Beneficiary for its approval; (ii) the insurers under such policies and the terms thereof are approved by the Beneficiary; and (iii) the Beneficiary and the Lenders are included in such policies as loss payees or additional named insureds in the same manner as provided in subsection (c) of this Section 3.01 for the insurance required to be maintained hereunder and such policies comply with the other provisions of said subsection. If the Trustor desires to maintain such additional or separate insurance, not later than ten (10) Business Days prior to obtaining such additional or separate insurance, the Trustor shall notify the Beneficiary of the Trustor's intention to do so and furnish to the Beneficiary a copy of the proposed policy or policies. In the event that the Trustor maintains any such additional or separate insurance, the Trustor shall furnish to the Beneficiary Certified copies of the policies providing such insurance or certificates of insurance with respect thereto, in the same manner as provided in subsection (d) of this Section 3.01 for Insurance Policies required to be maintained hereunder.

                 (f) Payment of Premiums by the Beneficiary. If the Trustor fails to maintain the Insurance Policies required to be maintained under this
Section 3.01 or fails to deliver evidence thereof to the Beneficiary, the Beneficiary shall have the right, but not the obligation, to obtain such Insurance Policies and pay the premiums therefor. If the Beneficiary obtains such Insurance Policies or pays the premiums therefor, upon demand the Trustor shall reimburse the Beneficiary for its expenses in connection therewith, together with interest thereon, pursuant to Section 4.03.

                 SECTION 3.02. Casualty. (a) The Trustor represents and warrants that, as of the date hereof, there is no Casualty affecting the Property.

                 (b) In the event of any Casualty, the Trustor shall promptly provide to the Beneficiary written notification (or telephonic notice promptly confirmed in writing) containing a description of the Casualty. Within ten (10) Business Days after any such notification, the Trustor shall provide the Beneficiary with a written notice specifying whether the Trustor intends to Restore the Property damaged, and if so, the Trustor shall include a description of its preliminary plans to Restore the Property. If, in the sole discretion of the Requisite Lenders, the Restoration of the Property in accordance with the preliminary plans of the Trustor is reasonably assured through the use of the Insurance Proceeds and if necessary, any other funds of the Trustor permitted for such use under the terms of the Credit Agreement, then the Beneficiary shall release to the Trustor over the course of such Restoration the Insurance Proceeds held by the Beneficiary in connection with the Casualty, subject to
Section 3.06 hereof. If, however, the Requisite Lenders are not so assured, or if the Trustor shall state that it does not intend to Restore the Property, then the Beneficiary will retain all Insurance Proceeds held by it as Trust Property as security for the Secured Obligations and the Trustor shall deliver to the Beneficiary all Insurance Proceeds received, if any, by it in connection with the Casualty. Further, the Trustor shall immediately take such action as may be necessary or appropriate to preserve the undamaged portion of the Property and to protect against personal injury or property damage.

                 SECTION 3.03. Insurance Claims and Proceeds. In the event of any Casualty, (i) the Trustor shall promptly make proof of loss under the applicable Insurance Policies and diligently pursue to conclusion its claim for the Insurance Proceeds payable thereunder and any suit, action or other proceeding necessary or appropriate to obtain payment of such Insurance Proceeds, in each case subject to the provisions of Section 5.12; (ii) if an Event of Default is continuing, the Insurance Proceeds with respect to such Casualty shall be paid to the Beneficiary to be held, applied and disbursed as provided in the Credit Agreement; and (iii) if, pursuant to clause (ii) of this
Section 3.03, the Insurance Proceeds are to be paid to the Beneficiary, the Trustor shall promptly pay all amounts described in clauses (i) through (iii) of the definition of "Insurance Proceeds" to the Beneficiary pursuant to said clause (ii).

                 SECTION 3.04. Condemnation. (a) The Trustor represents and warrants that, as of the date hereof, (i) there is no Condemnation affecting the Property, (ii) there are no negotiations or proceedings which might result in such a Condemnation, and (iii) no Condemnation is proposed or threatened.

                 (b) In the event of any Condemnation or any proposed or threatened Condemnation, the Trustor shall promptly provide to the Beneficiary written notification (or telephonic notice promptly confirmed in writing) containing a description of the Condemnation. Within ten (10) Business Days of any such notification, the Trustor shall provide the Beneficiary with a written notice specifying whether the Trustor intends to Alter or Restore the portion of the Property not directly affected by the Condemnation. If the Trustor does intend to Alter or Restore such portion of the Property, such written notice shall include a description of its


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preliminary plans to Alter or Restore such portion of the Property. If, in the sole discretion of the Requisite Lenders, the Alteration or Restoration of such portion of the Property in accordance with the preliminary plans of the Trustor is reasonably assured through the use of the Award and, if necessary, any other funds of the Trustor permitted for such use under the terms of the Credit Agreement, then the Beneficiary shall release to the Trustor over the course of such Alteration or Restoration the Award held by the Beneficiary in connection with the Condemnation, subject to Section 3.06 hereof. If, however, the Requisite Lenders are not so assured, or if the Trustor shall state that it does not intend to Alter or Restore the Property, then the Beneficiary will retain the Award held by it as Trust Property as security for the Secured Obligations and the Trustor shall deliver to the Beneficiary the Award received, if any, by it in connection with the Condemnation.

                 SECTION 3.05. Condemnation Proceedings and Awards. In the event of any commencement of any negotiation or proceeding which might result in a Condemnation, the Trustor shall, immediately, upon learning of the institution of any such proceeding for Condemnation, notify the Beneficiary of the pendency of such proceeding and agrees that the Beneficiary at its discretion may participate in any such proceeding, and the Trustor from time to time shall deliver to the Beneficiary all instruments reasonably requested by the Beneficiary to permit such participation. Further, (i) the Trustor shall, promptly after receiving notice or obtaining knowledge of any such proceeding, do all things deemed necessary or appropriate by the Trustor in its reasonable judgment or reasonably requested by the Beneficiary to preserve the Trustor's interest in the Property and, in the event of any Condemnation, promptly make claim for the Awards payable with respect thereto and diligently pursue to conclusion such claim for such Awards and any suit, action or other proceeding necessary or appropriate to obtain payment thereof, in each case subject to the provisions of Section 5.10; (ii) the Trustor shall have no right to settle, and shall not settle, any claim without the consent of the Beneficiary; and (iii) if an Event of Default is continuing, the Awards with respect to such Condemnation shall be paid to the Beneficiary to be held, applied and disbursed as provided in the Credit Agreement.

                 SECTION 3.06. Conditions to Using Proceeds. (a) If no Event of Default or other Default is continuing and Beneficiary has agreed to release the Insurance Proceeds pursuant to Section 3.02 or the Awards pursuant to Section
3.04 (collectively, the "Proceeds"), such release shall be subject to the following conditions:

                 (i) the Trustor shall furnish to the Beneficiary (A) the plans, specifications and Permits required to be furnished pursuant to Section
         2.08 prior to commencement of any Alteration or Restoration that is a Major Alteration or Major Restoration; and (B) if such Proceeds are Insurance Proceeds, a waiver reasonably satisfactory to the Beneficiary by each insurer who paid or will pay such Insurance Proceeds of any and all rights which such insurer may have to be subrogated to the rights of the Lenders (and, if this condition is not satisfied, such Insurance Proceeds shall be retained by the Beneficiary and not made available for the Alteration or Restoration until the condition is satisfied); and


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                (ii) disbursements of any such Proceeds for the cost of such
         Alteration or Restoration shall be made by the Beneficiary to the Trustor from time to time (not more often than once in any month) within ten (10) Business Days after receipt by the Beneficiary of (A) a request of the Trustor for such disbursement; (B) a Certificate of the Trustor and any supervising architect or engineer that the portion of the work for which the disbursement is requested has been completed and is in place in compliance with any approved plans and specifications;
         (C) a Certificate of the Trustor that the disbursement is needed to pay the cost of such work and that such Proceeds remaining after such disbursement are sufficient to pay all costs of completing such Alteration or Restoration; (D) waivers of Lien satisfactory to the Beneficiary covering that part of the work for which the disbursement is requested (except for Liens being contested pursuant to Section 2.13); (E) if required by the Beneficiary, a title insurance policy or an endorsement to the Beneficiary's title insurance policy satisfactory to the Beneficiary insuring against Liens relating to such work; (F) with respect to the final disbursement of such Proceeds, the documents and other items required pursuant to Section 2.08; and (G) such other Certificates, information and documents as the Beneficiary may reasonably require, provided that no disbursement shall be made unless the Beneficiary shall be satisfied that the Certificates and other documents furnished with respect thereto are true and correct.

                 (b) If any of such Proceeds shall remain after the completion and payment of the cost of such Alteration or Restoration and the application, disbursement or transfer of such Proceeds pursuant to subsection (a) of this
Section 3.06, such surplus shall be held, applied and disbursed as provided in the Credit Agreement.

                                   ARTICLE IV

                ADDITIONAL ADVANCES, EXPENSES AND INDEMNIFICATION

                 SECTION 4.01. Additional Advances. All Advances made by the Lenders from time to time under the Credit Agreement are obligatory, subject to the provisions of the Credit Agreement.

                 SECTION 4.02. Interest After Default. If any Secured Obligation (including, to the extent permitted under applicable law, any interest obligation) shall not be paid when due, such Secured Obligation shall bear interest at the Default Interest Rate from such due date through the date paid. Such interest shall be part of the Secured Obligations and shall be secured by this Deed of Trust.

                 SECTION 4.03. Expenses. The Trustor shall on demand, pay or reimburse the Beneficiary, the Trustee or any of the other Indemnified Persons for all reasonable out-of-pocket costs and expenses incurred by the Beneficiary or the Trustee in accordance with Section 8.4 of the Credit Agreement, which
Section is hereby incorporated by reference. All such funds


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advanced that, in the reasonable judgment of the Beneficiary or other Lender, are needed to protect their security are to be deemed obligatory advances hereunder. The obligations of the Trustor under this Section 4.03 shall be part of the Secured Obligations and shall be secured by this Deed of Trust.

                 SECTION 4.04. Indemnification. The Trustor shall indemnify and hold harmless each of the Beneficiary, the Trustee, and the other Indemnified Persons in accordance with Section 8.6 of the Credit Agreement, which Section is hereby incorporated by reference. The obligations of the Trustor under this
Section 4.04 shall be part of the Secured Obligations, shall be secured by this Deed of Trust and shall survive the release of this Deed of Trust or the foreclosure or transfer in lieu of foreclosure of the Trust Property to the extent that any Claim (as defined in Section 8.6 of the Credit Agreement) relates to an act or event which occurred prior to such release, foreclosure or transfer.

                 SECTION 4.05. Increased Costs. In the event of the enactment after the date hereof of any applicable law deducting from the value of the Property for the purpose of taxation of any Lien thereon or changing in any way the applicable law for the taxation of mortgages, deeds of trust or other Liens or obligations secured thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust, the Secured Obligations, the Beneficiary or any other Lender, upon demand by the Beneficiary (subject to Section 7.01), to the extent permitted under applicable law, the Trustor shall pay or reimburse the Beneficiary or such other Lender for all taxes, assessments or other charges which the Beneficiary or such other Lender is obligated to pay as a result thereof.

                 SECTION 4.06. Notice Limiting Amount. The Trustor shall not, without the consent of the Beneficiary, record, register or file any notice limiting the maximum principal amount of the Secured Obligations secured by this Deed of Trust.

                                    ARTICLE V

                          DEFAULTS, REMEDIES AND RIGHTS

                 SECTION 5.01. Event of Default. (a) In this Deed of Trust, the term "Event of Default" means any event which constitutes an Event of Default under and as defined in the Credit Agreement.

                 (b) All notice and cure periods provided in this Deed of Trust, the Credit Agreement, and the other Loan Documents shall run concurrently with any notice or cure periods provided under applicable law. Without limiting the foregoing and notwithstanding anything in this Deed of Trust, the Credit Agreement, or any other Loan Document to the contrary, if a Default is continuing, the Beneficiary or the Trustee shall be entitled to cause a notice of breach,


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
or notice of Default, and election to sell to be recorded and mailed, concurrently with the giving of notice under, the Credit Agreement and the other Loan Documents.

                 SECTION 5.02. Remedies. (a) If an Event of Default is continuing, the Beneficiary (subject to Section 7.01) may with the consent, or shall at the request, of the Requisite Lenders, or the Trustee (acting at the direction of the Beneficiary subject to Section 7.02), shall have the right and power to exercise any of the remedies and rights in this Section 5.02. FOR PURPOSES OF ARTICLE V AND ALL OTHER PROVISIONS IN THIS DEED OF TRUST GRANTING THE BENEFICIARY THE RIGHT TO EXERCISE ITS REMEDIES, IT IS UNDERSTOOD AND AGREED THAT IN EACH SUCH INSTANCE, BENEFICIARY MAY DO SO WITH THE CONSENT, OR SHALL DO SO AT THE REQUEST, OF THE REQUISITE LENDERS. The Beneficiary may declare all sums secured hereby, and the same shall thereupon become, immediately due and payable without any presentment, demand, protest or notice of any kind. Thereafter, the Beneficiary at its option may:

                 (i) Terminate the Trustor's right and license to collect the Rents and either in person or by agent, with or without bringing any action or proceeding, or by a Receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property, or any part thereof or interest therein, make, modify, enforce, cancel or accept the surrender of any Lease, take actions which may affect the income therefrom or protect the security hereof, and with or without taking possession of the Property, sue for or otherwise collect the Rents, including, without limitation, those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and costs, upon any indebtedness secured hereby, all in such order as the Beneficiary may determine;

                (ii) Subject to the provisions and restrictions of any applicable law, enter upon the Property, and exclude the Trustor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Trust Property, and the Trustor agrees to surrender possession of the Trust Property and of such books, records and accounts to the Beneficiary on demand after the occurrence of any Event of Default; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or Receivers, without interference from the Trustor; and upon each such entry and from time to time thereafter may, at the expense of the Trustor and the Trust Property, without interference by the Trustor and as the Beneficiary may deem reasonably advisable, (A) either by purchase, repair or construction, maintain and restore the Trust Property, (B) insure or reinsure the same, (C) make all necessary or proper repairs, renewals, replacements, alterations, additions,


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
         betterments and improvements thereto and thereon, (D) initiate, continue or complete, as applicable, the construction of the Improvements and, in the course of such completion, make such changes in the contemplated or completed Improvements as it may deem advisable,
         (E) in every such case in connection with the foregoing have the right to exercise all rights and powers of the Trustor with respect to the Property, including the right to make, terminate, cancel, enforce or modify Leases, obtain and evict tenants and subtenants on such terms as the Beneficiary shall deem advisable;

               (iii) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a Receiver, or specifically enforce any of the covenants of this Deed of Trust;

                (iv) Deliver to the Trustee a written declaration of default and demand for sale, and a written notice of default to cause the Trustor's interest in the Trust Property or any portion thereof to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for recording in the Official Records of the County in which the Property is located; and/or

                 (v) Exercise all other rights and remedies provided herein, in any other Loan Document, or at law or in equity.

                 (b) Upon request by the Beneficiary, the Trustor shall assemble and make available to the Beneficiary at the Property any of the Trust Property which is not located on the Property or which has been improperly removed therefrom.

                 SECTION 5.03. Foreclosure by Power of Sale. Should the Beneficiary elect to foreclose by exercise of the power of sale contained herein, the Beneficiary shall notify the Trustee and shall, if required, deposit with the Trustee the original or a certified copy of this Deed of Trust, and such other documents, receipts and evidences of expenditures made and secured hereby as the Trustee may require.

                 (a) Upon receipt of such notice from the Beneficiary, the Trustee shall cause to be recorded and delivered to the Trustor such notice as may then be required by law and by this Deed of Trust. The Trustee shall, without demand on the Trustor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Trust Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots or parcels or items as the Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including the Trustor, Trustee, Beneficiary or any other Lender, may purchase at such sale.


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                 (b) After deducting all costs, fees and expenses of the Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys' fees of the Trustee or Beneficiary in connection with a sale as provided in subsection (a) above of this Section 5.03, the Trustee shall apply the proceeds of such sale (i) first, to the payment of all sums expended by the Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate, (ii) second, to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate of interest equal to the rate then in effect pursuant to the Credit Agreement, or if all Advances thereunder have been repaid, the rate that would have been in effect under the Credit Agreement, (iii) third, to the payment of all other sums then secured hereby, and (iv) fourth, the remainder, if any, to the Person or Persons legally entitled thereto.

                 (c) The Trustee may postpone the sale of all or any portion of the Trust Property by public announcement at the time and place of the scheduled sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequent notice of sale, and without further notice may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                 (d) To the fullest extent allowed by law, the Trustor hereby expressly waives any right which it may have to direct the order in which any of the Trust Property shall be sold in the event of any sale or sales pursuant to this Deed of Trust.

                 SECTION 5.04. Rescission of Notice of Default. Unless otherwise provided by applicable law, the Beneficiary may from time to time rescind any notice of default or notice of sale before any Trustee's sale as provided above, by executing and delivering to the Trustee a written notice of such rescission, which such notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by the Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of the Beneficiary to execute and deliver to the Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Deed of Trust or secured hereby, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of the Trustee or Beneficiary hereunder or thereunder.

                 SECTION 5.05. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Beneficiary, as a matter of right and without notice to the Trustor or to anyone claiming under the Trustor, and without regard to the then value of the Trust Property or any other security in favor of the Beneficiary or the interest of the Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers ("Receivers") of the Trust Property, or any portion thereof. Any such Receiver or Receivers shall have the usual powers and duties of receivers in like or similar cases and all the powers and


                                       251
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duties of the Beneficiary in case of entry as provided in subsection 5.02(a)(ii)
above, and shall continue as such and exercise all such powers until the date of confirmation of the sale of the Trust Property, unless such receivership is sooner terminated.

                 SECTION 5.06. Remedies Not Exclusive; Waiver. The Trustee and Beneficiary, and each of them as applicable, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect the Trustee's or Beneficiary's right to realize upon or enforce any other rights or security now or hereafter held by the Trustee or Beneficiary. The Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other rights or security now or hereafter held by the Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to the Trustee or Beneficiary is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Loan Documents to the Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or Beneficiary, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, the Beneficiary shall not be deemed to have waived any provision hereof or to have released the Trustor from any of the obligations secured hereby unless such waiver or release is in writing and signed by Beneficiary. The waiver by the Beneficiary of the Trustor's failure to perform or observe any term, covenant, or condition referred to or contained herein to be performed or observed by the Trustor shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the Trustor to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between the Trustor and Beneficiary during the term hereof shall be deemed a waiver of or in any way affect the right of the Beneficiary to insist upon the performance by the Trustor of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

                 SECTION 5.07. Request for Notice. The Trustor hereby requests a copy of any notice of default and requests that any notice of sale hereunder be mailed to it at the address set forth in Section 7.03 hereof. Otherwise, neither the Trustee nor Beneficiary is under any obligation to notify any person or entity of any action or proceeding of any kind in which the Trustor, Beneficiary and/or Trustee shall be a party, unless brought by the Trustee, except as may otherwise be required by law.


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                 SECTION 5.08. Inspection Fee. If an Event of Default has
occurred and continues to remain uncured for a period of thirty (30) days then, in addition to all other obligations of the Trustor to the Beneficiary which may arise in connection therewith, the Trustor shall reimburse the Beneficiary for the reasonable cost of causing an inspection of the Property to be performed if the Beneficiary reasonably determines that an inspection should be made of the Property. The Trustor agrees to cooperate fully in causing any such inspection to be made by the Beneficiary or its agents.

                 SECTION 5.09. Rent from the Trustor. Following foreclosure of the Lien of this Deed of Trust, the Trustor shall pay monthly in advance to the Beneficiary or to a Receiver appointed pursuant to Section 5.05 the fair and reasonable rental value for the use and occupancy of the Property, provided that the Beneficiary has consented to the Trustor's occupancy and possession of the Property following such foreclosure; and, upon the failure of the Trustor to make any such payment, upon demand by the Beneficiary or such Receiver, the Trustor shall vacate and surrender possession of the Property to the Beneficiary or such Receiver and, upon the failure of the Trustor to do so, the Beneficiary or such Receiver shall have the right to evict the Trustor by any summary action or proceeding available under applicable law for the recovery of possession of premises for non-payment of rent.

                 SECTION 5.10. Right of Entry. The Beneficiary or the Trustee (as the case may be, as the Person exercising the rights under this Section 5.10) and the representatives of such Person shall have the right, but not the obligation, (i) without prior notice if an Event of Default is continuing, or
(ii) after reasonable notice if no Event of Default is continuing, to enter upon the Property at all reasonable times, as often as such Person may reasonably require, to inspect the Trust Property, to examine and copy the books, accounts and other records and files of the Trustor, to make copies thereof, to discuss the accounts, business and other affairs of the Trustor with the Trustor's officers, employees and other representatives (whom the Trustor shall make available for that purpose) or to exercise any right, power or remedy of such Person hereunder, provided that no such entry on the Property for the purpose of performing obligations under Section 5.11 or any other purpose shall be construed to be possession of the Property by such Person or to constitute such Person as a beneficiary, trustee or mortgagee in possession, (unless such Person exercises its right to take possession of the Property under Section 5.02(a)(ii)), or to be a cure of any Default or Event of Default or waiver of any Default, Event of Default or Secured Obligation, and provided further that such Person shall not interfere with the conduct of Trustor's business at the Property.

                 SECTION 5.11. Right to Perform Obligations. If the Trustor fails to pay or perform any obligation of the Trustor hereunder or under any other Loan Document, the Beneficiary or the Trustee (as the case may be, as the Person exercising the rights under this Section 5.11) and the representatives of such Person shall have the right, but not the obligation, (i) without notice if an Event of Default is continuing, or (ii) after reasonable notice if no Event of Default is continuing, to pay or perform such obligation of the Trustor, provided that no such


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payment or performance shall be construed to be a cure of any Default or Event of Default or waiver of any Default, Event of Default or Secured Obligation.

                 SECTION 5.12. Right to Make Claims. (a) In the event that the Trustor hereafter has (i) any material claim (as described in Section 5.12(b)) or right to make any material claim relating to the Trust Property or the proceeds thereof against any Person, including any claim for Insurance Proceeds, for Awards, or against any tenant under any Lease, or (ii) any right to bring any suit, action or other proceeding (including any arbitration proceeding) to enforce any other material right, power or remedy relating to the Trust Property, then (A) the Trustor shall promptly give notice thereof to the Beneficiary, describing in reasonable detail satisfactory to the Beneficiary the claim or right in question and the action which the Trustor intends to take with respect thereto; (B) the Trustor shall promptly do all things reasonably necessary or appropriate to preserve and enforce such claim or right and shall promptly commence and diligently prosecute to conclusion any suit, action or other proceeding reasonably necessary or appropriate to do so; (C) the Trustor shall keep the Beneficiary informed of the status and progress of such claim, right or proceeding and, upon request, shall promptly furnish to the Beneficiary such information and documents relating thereto as the Beneficiary shall reasonably request; (D) the Trustor shall have no right to waive, compromise or settle, and shall not waive, compromise or settle, such claim, right or proceeding without the consent of the Beneficiary, subject to Section 7.01;
(E)(1) if the Trustor fails to commence promptly or to pursue diligently to completion any such claim, right or proceeding, or if an Event of Default is continuing, the Beneficiary shall have the right, but not the obligation, (aa) without notice if an Event of Default is continuing, and (bb) after reasonable notice to the Trustor if no Event of Default is continuing, to enforce any such claim or right, to commence or take over any such proceeding, to prosecute any such proceeding to conclusion and to settle any such claim, right or proceeding, in each case (AA) without the consent of the Trustor if an Event of Default is continuing, and (BB) with the consent of the Trustor (which shall not be unreasonably withheld) if no Event of Default is continuing; and (2) if an Event of Default is continuing, the Trustor hereby irrevocably appoints the Beneficiary as the attorney-in-fact of the Trustor (with full power to substitute any other Person in its place as such attorney-in-fact), to act in the name of the Trustor or, at the option of the Beneficiary, in the Beneficiary's own name, to take any action described in the preceding clause
(1), and to execute, acknowledge and deliver any document in connection therewith or take any other action incidental thereto as the Beneficiary shall deem appropriate in its discretion; and (3) the Trustor hereby irrevocably authorizes and directs any Person to act upon the foregoing appointment and a Certificate of the Beneficiary that the Beneficiary is entitled to act under this clause (E); and (F) the proceeds of such claim or right shall be paid to the Beneficiary, to be held, applied and disbursed as provided in this Deed of Trust and the Credit Agreement.

                 (b) Under this Section 5.12, a material claim or right shall be
(i) any claim or right involving, individually or in the aggregate with any related claims or rights, the Trust Property or an amount in controversy having a value or amounting to One Million Dollars ($1,000,000) or more or (ii) if an Event of Default is continuing, any claim or right involving the Trust Property or amount in controversy.


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                                   ARTICLE VI

           ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                 SECTION 6.01. Assignment of Rents. (a) To facilitate the payment and performance of the Secured Obligations, the Trustor hereby absolutely assigns and transfers to the Beneficiary all right, title and interest of the Trustor in and to the Assigned Leases and Rents. This assignment is and shall be a present, absolute and irrevocable assignment by the Trustor to the Beneficiary and, subject to the license to the Trustor under subsection (b) of this Section 6.01, the Trustee, the Beneficiary or a Receiver appointed pursuant to Section 5.05 (as the case may be as the Person exercising the rights under this Section 6.01) shall have the absolute, immediate and continuing right, power and authority, but not the obligation, to collect and receive all Rents now or hereafter, including during any period of redemption, accruing with respect to the Property, and the absolute, immediate and continuing right, power and authority, but not the obligation to alter, modify or change the terms of any and all of the Assigned Leases or to surrender, cancel or terminate the same. The Trustor irrevocably appoints the Trustee, the Beneficiary or a Receiver appointed pursuant to Section 5.05 (as the case may be as the Person exercising the rights under this Section 6.01) as its true and lawful attorney-in-fact, at the option of the Beneficiary at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Trustor, or, at the option of the Beneficiary, in its own name, for any Rents, and apply the same to the satisfaction of the Secured Obligations. At the request of the Beneficiary or such Receiver, the Trustor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Assigned Leases or specific assignment of any Assigned Lease which the Beneficiary or such Receiver may require from time to time (all in form and substance reasonably satisfactory to the Beneficiary or such Receiver) to effectuate, complete, perfect, continue or preserve this assignment of the Rents and Assigned Leases. This assignment of the Rents and Assigned Leases is, and is intended to be, an absolute and present assignment from the Trustor to the Beneficiary and not merely the passing of a security interest.

                 (b) As long as no Event of Default is continuing, the Trustor shall have (i) the right under a license granted hereby, subject to subsection
(c) of this Section 6.01, and the obligation to collect all Rents as permitted under Section 2.10(d)(v) hereof and shall collect the Rents and hold and use the same in trust to be applied first to the payment of the Secured Obligations, the Impositions, the Insurance Premiums and the other costs and expenses of operating the Property, as the same become due and payable, before using any part thereof for any other purpose; and (ii) the rights under Section 2.10(d) hereof relating to the Assigned Leases.

                 (c) If an Event of Default is continuing, the Beneficiary (subject to Section 7.01) or the Trustee (acting at the direction of the Beneficiary, subject to Section 7.02) or a

Receiver appointed pursuant to Section 5.05 (as the case may be as the Person exercising the rights under this Section 6.01) shall have the right to terminate the license granted under subsection (b) of this Section 6.01 and exercise the rights and remedies provided under subsection (a) of this Section 6.01, under subsections 5.02(a)(i) and (ii) or under applicable law. If an Event of Default is continuing, upon demand by the Person exercising the rights under this
Section 6.01, the Trustor shall promptly pay to such Person all Security Deposits under the Assigned Leases and all Rents allocable to any period after the occurrence of such Event of Default. Subject to subsections 5.02(a)(i) and
(ii) and any applicable requirement of law, any Rents received hereunder by the Person exercising the rights under this Section 6.01 shall be promptly paid to the Beneficiary, and any Rents received hereunder by the Beneficiary shall be held, applied and disbursed as provided in the Credit Agreement; provided that, subject to subsections 5.02(a)(i) and (ii) and any applicable requirement of law, any Security Deposits actually received by such Person shall be promptly paid to the Beneficiary, and any Security Deposits actually received by the Beneficiary shall be held, applied and disbursed as provided in the applicable Assigned Leases.

                 (d) The rights and powers of the Person exercising the rights under this Section 6.01 shall continue until the expiration of the redemption period from any foreclosure sale, whether or not any deficiency remains after a foreclosure sale.

                 (e) Nothing herein shall be construed to be an assumption by the Person exercising the rights under this Section 6.01 of, or to otherwise make such Person liable for the performance of, any of the obligations of the Trustor under the Assigned Leases, provided that such Person shall be accountable as provided in subsection (c) of this Section 6.01 for any Rents or Security Deposits actually received by such Person.

                 (f) The acceptance by the Beneficiary of the assignment in this
Section 6.01 with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Property by the Beneficiary, be deemed or construed to make the Beneficiary a "mortgagee in possession" nor thereafter or at any time or in any event obligate the Beneficiary to appear in or defend any action or proceeding relating to the Assigned Leases, the Rents or the Property, or to take any action hereunder or to expend any money or to incur any expenses or perform or discharge any obligation, duty or liability under any Assigned Lease or to assume any obligation or responsibility for any Security Deposits or other deposits until actually delivered to the Beneficiary, or make the Beneficiary be liable in any way for any injury or damage to any Persons or property in or about the Property.

                 (g) Neither the collection of the Rents and the application thereof as provided for herein nor the entry upon or taking of possession of the Property by the Beneficiary shall be deemed to cure or waive any Default or waive, modify or affect any notice of Default under any of the Loan Documents or invalidate any act done pursuant to any such notice, and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of the Rents, the Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon the occurrence of any Event of Default, including, without limitation, the right to exercise the power of sale provided herein, except to the extent that such collection and application effect a cure of the Trustor's Default or Event of Default hereunder. The enforcement of any such right or remedy by the Beneficiary, once exercised, shall continue for so long as the Beneficiary shall elect. If the Beneficiary shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Default or Event of Default.

                 SECTION 6.02. Security Agreement. To the extent that the Trust Property includes personal property or items of personal property which are or are to become fixtures under applicable law, this Deed of Trust shall also be construed as a security agreement under the California Uniform Commercial Code and the Trustor hereby grants to the Beneficiary a continuing security interest in such Trust Property; and, if an Event of Default is continuing, the Trustee and the Beneficiary shall be entitled with respect to such personal property to all remedies available under such Uniform Commercial Code and all other remedies available under applicable law. To the extent that the Trust Property includes items of personal property which are covered by the Security Agreement, the provisions of the Security Agreement shall govern, and if an Event of Default is continuing, the Beneficiary shall be entitled with respect to such personal property to all remedies available under the Security Agreement and available under applicable law. Without limiting the foregoing, any personal property may, at Beneficiary's option, (i) be sold hereunder, (ii) be sold pursuant to the California Uniform Commercial Code, or (iii) be dealt with by the Beneficiary in any other manner permitted under applicable law. The Beneficiary may require the Trustor to assemble the personal property and make it available to the Beneficiary at a place to be designated by the Beneficiary. If an Event of Default is continuing, the Beneficiary shall be the attorney-in-fact of the Trustor with respect to any and all matters pertaining to the personal property with full power and authority to give instructions with respect to the collection and remittance of payments, to endorse checks, to enforce the rights and remedies of the Trustor and to execute on behalf of the Trustor and in the Trustor's name any instruction, agreement or other writing required therefor. The Beneficiary may, at its option, appoint the Trustee as the agent of the Beneficiary for the purpose of disposition of the personal property in accordance with the California Uniform Commercial Code, subject to Section 7.01. The Trustor acknowledges and agrees that a disposition of the personal property in accordance with the Beneficiary's rights and remedies in respect to the Property as heretofore provided is a commercially reasonable disposition thereof.

                 SECTION 6.03. Fixture Filing. To the extent that the
Trust Property includes items of personal property which are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Deed of Trust in the real estate records of the county in which such Trust Property is located shall also operate from the time of filing as a fixture filing with respect to such Trust Property, and the following information is applicable for the purpose of such fixture filing, to wit:

                 (a)      Name and address of the debtor:

The Trustor:

  Cadence Design Systems, Inc.
  2655 Seely Road
  San Jose, California  95134

                 (b)      Name and address of the secured party:

The Beneficiary:

  CREDIT LYONNAIS, New York Branch
  1301 Avenue of the Americas
  New York, New York 10019

                 (c) This document covers goods or items of personal property which are or are to become fixtures upon the Property.

                 (d) The Trustor is the record owner of the Property on which such fixtures are or are to be located.

                                   ARTICLE VII

                                  MISCELLANEOUS

                 SECTION 7.01. Beneficiary as the Agent. (a) The Agent has been appointed as the Beneficiary hereunder pursuant to the Credit Agreement and shall be entitled to the benefits of the Credit Agreement. The Beneficiary shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of Collateral) in accordance with the terms of this Deed of Trust and the Credit Agreement; provided that in the event of a conflict between the provisions of this Deed of Trust and the Credit Agreement, the Credit Agreement shall control to the extent it resolves such conflict. The Beneficiary may resign as Agent and a successor to the Beneficiary may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Agent by a successor Agent, that successor Agent shall thereupon become the Beneficiary hereunder and succeed to and become vested with all the rights, powers, privileges and duties of the retiring Beneficiary under this Deed of Trust, and the retiring Beneficiary shall thereupon be discharged from its duties and obligations under this Deed of Trust and shall deliver any Trust Property in its possession to the successor Beneficiary. After any retiring Beneficiary's resignation, the provisions of this Deed of Trust shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was the Beneficiary.

                 (b) Without limiting the generality of subsection (a) of this
Section 7.01, notwithstanding anything herein to the contrary, if an Event of Default is continuing, (i) the Beneficiary shall not exercise or waive the exercise of any of its rights, powers or remedies hereunder or otherwise act or refrain from acting hereunder unless directed to do so pursuant to the Credit Agreement; and (ii) the Beneficiary shall exercise or waive the exercise of any of its rights, powers or remedies hereunder and otherwise act or refrain from acting when and in the manner directed pursuant to the Credit Agreement, provided that any exercise or waiver by the Beneficiary of any of its rights, powers or remedies hereunder or any other act by the Beneficiary hereunder shall be conclusive evidence of the Beneficiary's authority pursuant to the Credit Agreement against all Persons other than the Agent and the Lenders.

                 SECTION 7.02. Trustee. (a) The Trustor hereby irrevocably appoints the Trustee to act in that capacity hereunder and the Trustee hereby accepts such appointment. The Trustor hereby irrevocably ratifies and confirms all acts which the Trustee shall lawfully take in accordance with the provisions hereof.

                 (b) The Trustee may, at its option, resign as trustee hereunder by notice given to the Beneficiary, and such resignation shall be effective on the earlier to occur of (i) the date which is thirty (30) days after the date on which the Trustee gives such notice to the Beneficiary or (ii) the date on which a successor trustee is appointed by the Beneficiary and accepts such appointment.

                 (c) Subject to Section 7.01, the Beneficiary may, at its option, with or without cause or notice, remove the Trustee, appoint a successor trustee or appoint an additional trustee or trustees hereunder by an instrument in writing executed and acknowledged by the Beneficiary and executed and accepted by such successor or additional trustee and recorded, registered or filed in the real estate records of the jurisdiction in which the Trust Property is located; and, thereupon, without further act, deed or conveyance, such substitute or additional trustee shall be fully vested with all estate, right, title and interest of its predecessor or co-trustee in, to, under or derived from the Trust Property and all rights, powers, privileges and obligations of such predecessor or co-trustee, with the same effect as if such successor or additional trustee had originally been named as trustee or co-trustee hereunder. The execution, acknowledgement and recording, registration or filing of such an instrument shall be conclusive evidence against the Trustor and all other Persons of the proper removal of the Trustee and substitution or addition of the successor or additional trustee; and, if the Trustee or such successor or additional trustee is a corporation, the execution and acknowledgement by an officer of such corporation shall be conclusive evidence against all other Persons of the due authorization, execution and delivery thereof by such corporation. By accepting its appointment as successor or additional trustee, such successor or additional trustee shall be a trustee as of the date of such acceptance as if it were the Trustee on the date hereof.

                 (d) Notwithstanding anything herein to the contrary, the Trustee shall not exercise or waive the exercise of any of its rights, powers or remedies hereunder or otherwise act or refrain from acting hereunder unless directed to do so by the Beneficiary, and the Trustee shall exercise or waive the exercise of any of its rights, powers or remedies hereunder and otherwise act or refrain from acting when and in the manner directed by the Beneficiary, provided that the Trustee (i) shall not be required to follow any direction of the Beneficiary if the Trustee has been advised by counsel that such action would violate applicable law, (ii) shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with such action if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and (iii) shall be entitled to exercise its rights under subsection (e) of this Section 7.02 without such direction by the Beneficiary.

                 (e) The Trustee shall be entitled to receive, and the Trustor shall pay, reasonable compensation to the Trustee for its services rendered hereunder and reimbursement to the Trustee for its expenses (including reasonable attorneys' fees and expenses) in connection herewith or the exercise of any right, power or remedy hereunder.

                 (f) The Trustee shall not be liable with respect to any act taken or omitted by it in good faith in accordance with any direction of the Beneficiary. Except for willful misconduct or gross negligence, the Trustee shall not be liable (i) in acting upon any direction, demand, request, notice, statement or other document reasonably believed by it in good faith to be genuine and delivered by the Person empowered to do so, (ii) for any error in judgment or mistake of fact or law in good faith, or (iii) for any action taken or omitted by it in accordance with the provisions of this Deed of Trust. No co-trustee hereunder shall be liable for any act or omission of any other co-trustee.

                 (g) All monies received by the Trustee hereunder shall be held by the Trustee in trust for the purposes for which such monies are received; and, except as provided herein or under mandatory provisions of applicable law, shall be immediately paid over to the Beneficiary.

                 SECTION 7.03. Notices. Unless otherwise specifically provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as follows:

         (i)     To the Trustor at:

                 Cadence Design Systems, Inc.
                 2655 Seely Road
                 San Jose, California  95134
                 Attention:  Treasurer

                 Telecopy No.:  (408) 894-2794

                 With a copy to:

                 Gray Cary Ware Freidenrich
                 400 Hamilton Avenue
                 Palo Alto, California  94301-1825
                 Attention:  Jeffery A. Trant, Esq.

                 Telecopy No.: (415) 328-3029

        (ii)     To the Beneficiary at:

                 CREDIT LYONNAIS, New York Branch
                 1301 Avenue of the Americas
                 New York, New York  10019
                 Attention:  Syndications Group

                 Telecopy No.:  (212) 459-3176

                 With a copy to:

                 Latham & Watkins
                 633 West Fifth Street, Suite 4000
                 Los Angeles, California 90071
                 Attention:  Hendrik de Jong, Esq.

                 Telecopy No.:  (213) 891-8763

       (iii)     To the Trustee at:

                 First American Title Insurance Company
                 114 East Fifth Street
                 Santa Ana, California 92701
                 Attention:  Legal Department

                 Telecopy No.:  (714) 541-4702

                 With a copy to the Beneficiary,

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received.

                 SECTION 7.04. Release of Trust Property. The Trust
Property shall be released from the Lien of this Deed of Trust in full subject to the satisfaction of the conditions in the manner and at the time provided under Sections 5.3(d)(iv) and 7.7 of the Credit Agreement and, when such release is effective pursuant thereto, at the request of the Trustor and upon the payment by the Trustor of the fees and expenses of the Beneficiary, the Beneficiary shall execute and deliver to the Trustor such documents as shall be reasonably required to release the Trust Property from the Lien of this Deed of Trust and to reconvey, or cause the Trustee to reconvey, the same to the Trustor without warranty; and, at the request of the Beneficiary and upon payment by the Trustor of the fees and expenses of the Trustee, the Trustee shall reconvey such Trust Property to the Trustor without warranty. Except as specifically provided herein and in any such release and reconveyance, this Deed of Trust and the Lien hereof shall remain in full force and effect.

                 SECTION 7.05. Modification and Waiver. No provision of this Deed of Trust shall be modified, waived or terminated, and no consent to any departure by the Trustor from any provision of this Deed of Trust shall be effective, unless the same shall be by an instrument in writing, signed by the party against whom such modification, waiver, termination or consent is to be enforced. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 SECTION 7.06. Severability. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate applicable law, and all the provisions of this Deed of Trust are intended to be subject to all mandatory provisions of applicable law and to be limited to the extent necessary so that they will not render this Deed of Trust illegal, invalid, unenforceable or not entitled to be recorded, registered or filed under applicable law. If any provision of this Deed of Trust or the application thereof to any Person or circumstance shall, to any extent, be illegal, invalid or unenforceable, or cause this Deed of Trust not to be entitled to be recorded, registered or filed, the remaining provisions of this Deed of Trust or the application of such provision to other Persons or circumstances shall not be affected thereby, and each provision of this Deed of Trust shall be valid and be enforced to the fullest extent permitted under applicable law.

                 SECTION 7.07. Binding Effect. (a) The Trustor hereby confirms the accuracy of the Recitals and their binding effect upon the Trustor. The provisions of this Deed of Trust shall be binding upon and inure to the benefit of each of the parties hereto, the successors and assigns of the Trustor, the successors of the Beneficiary in its capacity as Agent and the successors of the Trustee in that capacity and shall inure to the benefit of the Lenders and their respective successors and assigns; and all references herein to the "Trustor," the "Beneficiary," the "Trustee" or the "Lenders" shall include the respective successors and assigns of such parties.

                 (b) To the fullest extent permitted under applicable law, the provisions of this Deed of Trust binding upon the Trustor shall be deemed to be covenants which run with the Land.

                 (c) Nothing in this Section 7.07 shall be construed to permit the Trustor to Transfer or grant a Lien upon the Trust Property contrary to the provisions of Sections 2.11 and 2.12.

                 SECTION 7.08. Not Assignable. Neither this Deed of Trust nor any rights of the Trustor to receive any sums, proceeds or disbursements hereunder or under the Credit Agreement may be assigned, pledged, hypothecated or otherwise encumbered by the Trustor without the prior written consent of the Beneficiary or except as may be permitted under the Credit Agreement.

                 SECTION 7.09. GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS DEED OF TRUST MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS DEED OF TRUST, THE TRUSTOR CONSENTS, FOR ITSELF AND IN RESPECT OF THE TRUST PROPERTY, TO THE JURISDICTION OF THOSE COURTS. THE TRUSTOR, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION

TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THE DEED OF TRUST. THE TRUSTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

                 SECTION 7.10. Waiver of Jury Trial. The Trustor WAIVES ITS RIGHTS TO A TRIAL BY JURY of any claim or cause of action based upon or arising out of or related to this Deed of Trust or the transactions contemplated hereby in any action, proceeding or other litigation of any type brought by any of the parties against any other party or parties, whether based on contract, tort, statutory liability or otherwise. The Trustor agrees that any such claim or cause of action shall be tried by the court WITHOUT A JURY. This waiver shall apply to each future amendment, renewal, supplement or modification of this Deed of Trust.

                 SECTION 7.11. Inconsistencies; Counterparts. This Deed of Trust and the Credit Agreement shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Deed of Trust are actually inconsistent with the terms and conditions of the Credit Agreement, the Credit Agreement shall govern. This Deed of Trust may be executed in any number of counterparts, each of which shall be deemed to be an original with the same effect as if the signatures hereto and thereto were upon the same instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such counterpart.

                 IN WITNESS WHEREOF, the Trustor has executed this Deed of Trust as of the date first set forth above.

                                            TRUSTOR:

                                            CADENCE DESIGN SYSTEMS, INC.,
                                            a Delaware corporation

                                            By:
                                               Name:
                                               Title:

STATE OF CALIFORNIA         )
                            ) ss.:
COUNTY OF                   )


                 On                  , 1996, before me,                       ,
personally appeared                                          , personally known
to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                 WITNESS my hand and official seal.

Signature                                             (seal)
          ------------------------------------

                                    EXHIBIT A

                          Legal Description of the Land

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 1, as shown on that Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on June 18, 1991 in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL TWO:

Private Storm Drainage Easements over Parcels 2 and 3, for the benefit of Parcel 1, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL THREE:

A Private Sanitary Sewer Easement over Parcel 4, for the benefit of Parcel 1, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL FOUR:

Private Ingress and Egress Easements over Parcels 2 and 4, for the benefit of Parcel 1, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL FIVE:

Parcel 2, as shown on that Parcel Map filed in the Office of the Recorder of the County of Santa Clara, State of California on June 18, 1991 in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL SIX:

Private Storm Drainage Easements over Parcel 1, for the benefit of Parcel 2, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL SEVEN:

Private Sanitary Sewer Easements over Parcels 1, 3 and 4, for the benefit of Parcel 2, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL EIGHT:

Private Ingress and Egress Easements over Parcel 1, for the benefit of Parcel 2, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL NINE:

Parcel 3, as shown on that Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on June 18, 1991 in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL TEN:

Private Storm Drainage Easements over Parcels 1 and 2, for the benefit of Parcel 3, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL ELEVEN:

A Private Sanitary Sewer Easement over Parcels 1 and 4, for the benefit of Parcel 3, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL TWELVE:

Private Ingress and Egress Easements over Parcels 1 and 2, for the benefit of Parcel 3, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL THIRTEEN:

Parcel 4, as shown on that Parcel Map filed in the Office of the Recorder of the County of Santa Clara, State of California on June 18, 1991 in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL FOURTEEN:

Private Storm Drainage Easements over Parcels 1, 2 and 3 for the benefit of Parcel 4, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

PARCEL FIFTEEN:

Private Ingress and Egress Easement over Parcels 1 and 2, for the benefit of Parcel 4, as shown on the Parcel Map filed in Book 626 of Maps, pages 42, 43, 44 and 45.

APN:  097-67-001, 002, 003 & 097-66-001

ARB:  097-15-011.02, 011.03, 011.04, 011.05

                                    EXHIBIT B

                Lease Subordination and Nondisturbance Provisions

                 Subordination and Nondisturbance. This Lease and Tenant's rights hereunder are and shall be subject and subordinate to any and all deeds of trust or mortgages affecting the Property in which the demised premises are located, whether made prior to, on or after the date of this Lease (each a "Deed of Trust"), including that certain Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 11, 1996, from Cadence Design Systems, Inc., as the Trustor, to First American Title Insurance Company, as the Trustee, for the benefit of Credit Lyonnais, New York Branch, as the Beneficiary, recorded ______________________________ [insert recording data as recorded in the Office of the County Recorder of Santa Clara County] (the "Existing Deed of Trust"), any and all advances thereunder made prior to, on or after the date of this Lease, and all amendments, modifications, supplements, extensions, renewals or replacements of the Existing Deed of Trust executed and delivered prior to, on or after the date of this Lease. Notwithstanding the foregoing, the holder of any Deed of Trust (including without limitation the Beneficiary (as defined in the Existing Deed of Trust)) may at any time elect to make the Deed of Trust held by such holder subordinate to this Lease by giving Tenant written notice of such subordination and, upon the giving of such notice to Tenant by such holder, the Deed of Trust held by such holder shall be deemed to be subordinate to this Lease. The provisions of this Section shall be self-operative and no further instrument of subordination under this Section shall be required. In confirmation of any subordination provided herein, Tenant shall promptly execute, acknowledge and deliver any instrument that the holder of any Deed of Trust may reasonably request in writing to evidence such subordination. So long as there is no uncured Event of Default by Tenant under this Lease, the holder of any Deed of Trust (including, without limitation, the Beneficiary under the Existing Deed of Trust) shall not disturb the possession of Tenant and/or its use, occupancy and enjoyment of the Premises pursuant to and in accordance with the terms and provisions of this Lease, and if such holder succeeds to the interest of Landlord, such holder shall be bound by all of the obligations imposed on Landlord by this Lease. At the request of Tenant, any such holder shall promptly execute, acknowledge and deliver an instrument that Tenant may reasonably request in writing to evidence such nondisturbance. Notwithstanding anything herein to the contrary, the provisions of this Section may not be amended with respect to any Deed of Trust without the consent in writing of the holder of such Deed of Trust.

                                    EXHIBIT C

                            Permitted Property Liens

1.       The Lien of this Deed of Trust;


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2.       The exceptions set forth as items 1 through 12 of Schedule B - Part I of the Proforma Title Policy;

3. The Liens being contested as permitted under Section 2.13 of this Deed of Trust; and

4.       Any and all Assigned Leases.

                                TABLE OF CONTENTS

Section                                                                     Page

RECITALS ..............................................................        1

GRANTING CLAUSES ......................................................        2
         GRANTING CLAUSE I ............................................        2
                 Land .................................................        2
         GRANTING CLAUSE II ...........................................        2
                 Improvements .........................................        2
         GRANTING CLAUSE III ..........................................        3
                 Appurtenant Rights ...................................        3
         GRANTING CLAUSE IV ...........................................        3
                 Agreements ...........................................        3
         GRANTING CLAUSE V ............................................        3
                 Rents, Issues and Profits ............................        3
         GRANTING CLAUSE VI ...........................................        4
                 Assigned Leases ......................................        4
         GRANTING CLAUSE VII ..........................................        4
                 Permits ..............................................        4
         GRANTING CLAUSE VIII .........................................        4
                 Deposits .............................................        4
         GRANTING CLAUSE IX ...........................................        5
                 Proceeds and Awards ..................................        5
         GRANTING CLAUSE X ............................................        5
                 Further Property .....................................        5

ARTICLE I        DEFINITIONS AND INTERPRETATION .......................        6
         SECTION 1.01.  Definitions ...................................        6
         SECTION 1.02.  Interpretation ................................       12


ARTICLE II       CERTAIN WARRANTIES AND COVENANTS OF THE TRUSTOR ......       13
         SECTION 2.01.  Authority and Effectiveness ...................       13
         SECTION 2.02.  Title and Further Assurances ..................       13


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         SECTION 2.03.  Secured Obligations ...........................       14
         SECTION 2.04.  Impositions ...................................       14
         SECTION 2.05.  Deposits for Impositions or Insurance Premiums        14
         SECTION 2.06.  Legal and Insurance Requirements ..............       15
         SECTION 2.07.  Status and Care of the Properties .............       16
         SECTION 2.08.  Alterations ...................................       21
         SECTION 2.09.  Agreements ....................................       23
         SECTION 2.10.  Management and Leasing ........................       24
         SECTION 2.11.  Transfer ......................................       26
         SECTION 2.12.  Liens .........................................       26
         SECTION 2.13.  Permitted Contests ............................       27

ARTICLE III      INSURANCE, CASUALTY AND CONDEMNATION .................       27
         SECTION 3.01.  Insurance .....................................       27
         SECTION 3.02.  Casualty ......................................       30
         SECTION 3.03.  Insurance Claims and Proceeds .................       31
         SECTION 3.04.  Condemnation ..................................       31
         SECTION 3.05.  Condemnation Proceedings and Awards ...........       31
         SECTION 3.06.  Conditions to Using Proceeds ..................       32

ARTICLE IV       ADDITIONAL ADVANCES, EXPENSES AND INDEMNIFICATION ....       33
         SECTION 4.01.  Additional Advances ...........................       33
         SECTION 4.02.  Interest After Default ........................       33
         SECTION 4.03.  Expenses ......................................       33
         SECTION 4.04.  Indemnification ...............................       33
         SECTION 4.05.  Increased Costs ...............................       33
         SECTION 4.06.  Notice Limiting Amount ........................       34

ARTICLE V        DEFAULTS, REMEDIES AND RIGHTS ........................       34
         SECTION 5.01.  Event of Default ..............................       34
         SECTION 5.02.  Remedies ......................................       34
         SECTION 5.03.  Foreclosure by Power of Sale ..................       36
         SECTION 5.04.  Rescission of Notice of Default ...............       37
         SECTION 5.05.  Appointment of Receiver .......................       37
         SECTION 5.06.  Remedies Not Exclusive; Waiver ................       37
         SECTION 5.07.  Request for Notice ............................       38
         SECTION 5.08.  Inspection Fee ................................       38
         SECTION 5.09.  Rent from the Trustor .........................       38
         SECTION 5.10.  Right of Entry ................................       38
         SECTION 5.11.  Right to Perform Obligations ..................       39
         SECTION 5.12.  Right to Make Claims ..........................       39


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ARTICLE VI       ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
         FIXTURE FILING................................................       40
         SECTION 6.01.  Assignment of Rents ...........................       40
         SECTION 6.02.  Security Agreement ............................       42
         SECTION 6.03.  Fixture Filing ................................       43

ARTICLE VII      MISCELLANEOUS ........................................       44
         SECTION 7.01.  Beneficiary as the Agent ......................       44
         SECTION 7.02.  Trustee .......................................       44
         SECTION 7.03.  Notices .......................................       46
         SECTION 7.04.  Release of Trust Property .....................       47
         SECTION 7.05.  Modification and Waiver .......................       47
         SECTION 7.06.  Severability ..................................       48
         SECTION 7.07.  Binding Effect ................................       48
         SECTION 7.08.  Not Assignable ................................       48
         SECTION 7.09.  GOVERNING LAW .................................       48
         SECTION 7.10.  Waiver of Jury Trial ..........................       49
         SECTION 7.11.  Inconsistencies; Counterparts .................       49



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
LIST OF EXHIBITS

EXHIBIT A  -  Description of the Land ....................................   A-1
EXHIBIT B  -  Material Lease Subordination and Nondisturbance Provisions..   B-1
EXHIBIT C  -  Permitted Property Liens ...................................   C-1





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                                   EXHIBIT C-7

                   UNSECURED ENVIRONMENTAL INDEMNITY AGREEMENT

                 THIS UNSECURED ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") is made as of April 11, 1996, by CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the "Indemnitor"), in favor of CREDIT LYONNAIS, New York Branch ("Credit Lyonnais"), not in its individual capacity but in its limited capacity as Agent for the benefit of the Lenders. Unless the context requires otherwise, capitalized terms are defined in, or by reference in, Section 1 hereof.

                                    RECITALS

                 A. Concurrently herewith, a certain Revolving Credit Agreement of even date herewith (the "Credit Agreement") will be executed and delivered by the Indemnitor, the financial institutions from time to time party thereto as Lenders, and Credit Lyonnais, as a Lender and as Agent for the Lenders.

                 B. Pursuant to the Credit Agreement, the Indemnitor has agreed to, among other things, execute and deliver this Agreement.

                 C. The Indemnitor and certain of its subsidiaries have executed certain other Loan Documents in order to evidence and secure the Advances, including a Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Fixture Filing, of even date herewith, executed by the Indemnitor, as trustor, to First American Title Insurance Company, as trustee, in favor of Agent, as beneficiary, encumbering all of the Indemnitor's right, title and interest in and to the Property located in San Jose, Santa Clara County, California (the "Deed of Trust").

                 D. The Deed of Trust contains covenants of the Indemnitor regarding Hazardous Materials affecting the Property and the Other Property on or before the Lien Termination Date, none of which covenants is effective after the Lien Termination Date.

                 E. Except with respect to certain representations and warranties of the Indemnitor, which shall be effective as of the date hereof as specified in Section 2 hereof, this Agreement shall become effective on and after the Lien Termination Date and is not secured by the Deed of Trust or any other Loan Document.


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
                                    AGREEMENT

                 FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the Indemnitor hereby agrees as follows:

                 1. (a) DEFINITIONS. The following terms have the meanings ascribed to them below for purposes of this Agreement:

                 "ADVANCES" is defined in the Credit Agreement.

                 "AGENT" is defined in the Credit Agreement.

                 "AGREEMENT" is defined in the Preamble.

                 "CERCLA" is defined in the Deed of Trust.

                 "CONDITIONS" is defined in Section 2(a) hereof.

                 "CREDIT AGREEMENT" is defined in the Recitals.

                 "DEED OF TRUST" is defined in the Recitals.

                 "DEFAULT INTEREST RATE" means the fluctuating interest rate per annum described in Section 2.7(c) of the Credit Agreement.

                 "ENVIRONMENTAL LAWS" is defined in the Credit Agreement.

                 "ENVIRONMENTAL LIEN" is defined in the Deed of Trust.

                 "ENVIRONMENTAL NONCOMPLIANCE" is defined in the Deed of Trust.

                 "GOVERNMENTAL AUTHORITY" is defined in the Credit Agreement.

                 "HAZARDOUS MATERIALS" is defined in the Credit Agreement.

                 "INDEMNIFIED MATTERS" is defined in Section 3(a) hereof.

                 "INDEMNIFIED PARTIES" means and includes the Lenders and the Agent, their respective parent, subsidiary and affiliated companies, assignees of any interest of a Lender in any of the Advances or the Loan Documents, owners of participation or other interests in the Advances or the Loan Documents, any purchasers of the Property at any foreclosure sale or from the Agent, or any Lender or any of their respective affiliates, and the officers, directors, employees, attorneys, advisors, agents, successors and assigns of each of them.

                 "INDEMNITOR" is defined in the Preamble.

                 "LEGAL REQUIREMENTS" is defined in the Deed of Trust.

                 "LENDER" is defined in the Credit Agreement.

                 "LIEN TERMINATION DATE" means the date of the earliest to occur of: (i) the reconveyance of the Deed of Trust; (ii) the acceptance by the Agent (or its successor in interest) of a deed in lieu of foreclosure with respect to the Deed of Trust; or (iii) the foreclosure of the Deed of Trust, whether by judicial or non-judicial foreclosure.

                 "LOAN DOCUMENTS" is defined in the Credit Agreement.

                 "OTHER PROPERTY" means any property, other than the Property, to which Hazardous Materials originating on the Property have migrated.

                 "PROPERTY" means all real property that is or was at any time encumbered by the Deed of Trust, which may at a future date include any and all real property released from the lien of the Deed of Trust.

                 "REMEDIAL WORK" is defined in the Deed of Trust.

                          (b)     INTERPRETATION.  In this Agreement, unless
otherwise specified, (i) singular words include the plural and plural words include the singular; (ii) words which include a number of constituent parts, things or elements, such as the terms Indemnified Parties and Property, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole; (iii) references to any person or entity include such person's or entity's successors and assigns; (iv) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, supplementing, consolidating, replacing or otherwise modifying the statute or law referred to; (v) references to any agreement or other document include all subsequent amendments, supplements, consolidations, replacements, extensions, renewals or other modifications thereof to the extent that such amendments, supplements, consolidations, replacements, extensions, renewals and modifications are not prohibited by any of the Loan Documents; (vi) the words "include" and "including," and words of similar import, shall be deemed to be followed by the words "without limitation"; (vii) the words "hereto," "herein," "hereof" and "hereunder," and words of similar import, refer to this Agreement in its entirety; (viii) the titles and headings of Sections and paragraphs are inserted as a matter of convenience and shall not affect the construction of this Agreement; and (ix) no inference in favor of or against any person or entity shall be drawn from the fact that such person or entity, or its attorneys, drafted any portion hereof.

                          (c)     PURPOSE.  The purpose of this Agreement is to
protect the Indemnified Parties following the Lien Termination Date from the costs and obligations related to Hazardous Materials on, under, or about the Property and/or Other Property (including liability as an "owner or operator" under CERCLA) to the same extent as the protections provided under the analogous provisions of the Credit Agreement and Deed of Trust. The obligations of the Indemnitor hereunder are not related to any principal amount of the credit facility under the Credit Agreement or to any covenants and obligations set forth in the Loan Documents but only to the liability and costs of Remedial Work or other costs related to or arising from Hazardous Materials on, under, about or affecting the Property and/or Other Property to which the Indemnified Parties might become subject following the Lien Termination Date.

                 2. REPRESENTATIONS AND WARRANTIES. The Indemnitor represents, warrants, acknowledges and agrees that, except as disclosed in the Credit Agreement, Deed of Trust, and Schedule 1 attached hereto, (x) as of the date hereof with respect to subsections (a), (b), (c) and (d) of this Section 2, and
(y) as of the Lien Termination Date with respect to subsections (e) and (f) of this Section 2:

                          (a)     The Indemnitor (i) has not received notice or
otherwise learned of any claim, demand, action, event, condition, information, report, inquiry, proceeding or investigation (or threat of any of the foregoing) (collectively, "Conditions") (including third party claims and Conditions under CERCLA or any analogous or similar state law) indicating or concerning any potential or actual liability of the Indemnitor (including for contribution, damage, cost recovery, loss, injury, assessment, containment, remediation, response or removal) arising in connection with (A) any Environmental Noncompliance or (B) the use, generation, manufacture, production, storage, discharge, disposal, transport, presence, handling, release or threatened release of any Hazardous Materials into the environment, including migration thereof to or from the Property and including any matter which the Indemnitor would have a duty to report to a Governmental Authority under CERCLA or any analogous state law or any other Environmental Law, and (ii) has no threatened or actual liability in connection with the release or threatened release of any Hazardous Material into the environment; and (iii) has not received notice or otherwise learned of any federal, state or other investigation evaluating whether any remedial action is needed to respond to any release or threatened release of any Hazardous Material into the environment for which the Indemnitor may be liable.

                          (b)     The Indemnitor is not subject to any financial
assurance requirements of any applicable Environmental Law, including those contained in 40 C.F.R. Parts 264 and 265, Subps. H, or any state law equivalents or those promulgated pursuant to 42 U.S.C. 6991b(c)(6) or any state law equivalents.


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
                          (c)     The Indemnitor has not filed any notice under
any Legal Requirements (i) indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 C.F.R. Part 261 or any state law equivalent thereof, or (ii) reporting a release of any Hazardous Material into the environment.

                          (d)     The Indemnitor has not received notice or
otherwise learned of any occurrence or condition on any real property adjoining or in the vicinity of the Property that is likely to cause the Property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of the Property under any applicable Environmental Law.

                          (e)     The Indemnitor has not undertaken, permitted
or authorized the use, generation, manufacture, production, storage, release, discharge, disposal, placement or handling of any Hazardous Material (collectively, "managed") on, under, from or about the Property or the transportation to or from the Property of any Hazardous Material, nor allowed or suffered any other person or entity to do so, other than such Hazardous Materials which were managed in the ordinary course of operating the Indemnitor's business and which were managed in accordance with applicable Environmental Laws.

                          (f)     The Indemnitor has kept and maintained the
Property in compliance with all applicable Environmental Laws, and has not caused, permitted or suffered the Property to be in Environmental Noncompliance.

                 3. INDEMNITY. (a) The Indemnitor agrees to indemnify, defend (with counsel approved by the Indemnified Parties ("Defense Counsel"), which approval shall not be unreasonably withheld) and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, fines, judgments, suits, demands, investigations, proceedings, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of Defense Counsel for such Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnified Parties shall be designated a party thereto), remedial action requirements and enforcement actions of any kind (collectively, "Environmental Liabilities"), imposed on, incurred by, or asserted against any such Indemnified Parties on or after the Lien Termination Date (whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, or arising under common law or at equitable cause, or in contract or otherwise) in any manner relating to or arising out of the use, generation, manufacture, production, storage, discharge, treatment, removal, decontamination, clean up, transport, disposal, release, threatened release, presence or handling of any Hazardous Material on, under, from or about the Property, any other activity carried on or undertaken on or off the Property, whether prior to or after the Lien Termination Date, and whether by the Indemnitor or any predecessor in title or any employee, agent, contractor or subcontractor of the Indemnitor or any predecessor in title, or any third person at any time occupying or present on the Property, in connection with the handling, use, generation, manufacture, production, discharge, release, threatened release, presence, treatment, removal, storage, decontamination, clean up, transport or disposal of any Hazardous Material at any time located or present on, under, from or about the Property (collectively, "Hazardous Material Activities"), including: (i) the costs of any Remedial Work, including costs incurred by the United States government or any state, or response costs incurred by any other person or entity, or damages from injury to, destruction of, or loss of natural resources, and (ii) liability for personal injury or property damage arising under any statutory or common-law tort theory, including damages assessed for the maintenance of a public or private nuisance, response costs or for the carrying on of an abnormally dangerous activity (collectively, the "Indemnified Matters"); provided that the Indemnitor shall have no obligation to an Indemnified Party hereunder with respect to Indemnified Matters resulting directly from the gross negligence or willful misconduct of that Indemnified Party, as finally determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Indemnitor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties.

                          (b)     The foregoing indemnity shall further apply to
any residual contamination resulting from Hazardous Materials Activities which remains on, under, from or about the Property or Other Property, or affecting any natural resources and irrespective of whether any of such Hazardous Materials Activities were or will be undertaken in accordance with applicable Environmental Laws or other applicable laws, regulations, codes and ordinances. This indemnity is intended to be operable under 42 U.S.C. Section 9607(e)(1).

                          (c)     The foregoing indemnity shall in no manner be
construed to limit or adversely affect the Agent's rights under this Agreement, including the Agent's right to approve any Remedial Work and the contractors and consulting engineers retained in connection therewith.

                 4. OBLIGATIONS OF THE INDEMNITOR. Following the Lien Termination Date:

                          (a)     The Indemnitor shall notify the Agent, in
writing, promptly upon receiving notice or otherwise learning of any Conditions (including third party claims and Conditions under CERCLA or any analogous or similar state law) indicating any potential or actual liability arising in connection with: (i) any Environmental Noncompliance, (ii) the use, generation, manufacture, production, storage, discharge, disposal, transport, presence, handling, release or threatened release of any Hazardous Material into the environment, including migration thereof to or from the Property and including any matter which Indemnitor would have a duty to report to a Governmental Authority under CERCLA or any analogous state law or any other Environmental Law, or (iii) the existence of any Environmental Lien on the Property. The Indemnitor shall notify the Agent, in writing, promptly upon receiving notice or otherwise learning of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law, or to be otherwise subject to any material restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law.

                          (b)     In the event that any Remedial Work is
reasonably necessary or required to be performed under any applicable local, state or federal law or regulation, any judicial order, or by any Governmental Authority with respect to any of the Indemnified Matters, the Indemnitor shall diligently prosecute to completion such Remedial Work on or before the later of
(i) the date that is ninety (90) days after written demand for performance thereof by the Agent, or (ii) the date by which completion of such Remedial Work is required by a Governmental Authority. All such Remedial Work shall be at the Indemnitor's sole expense in accordance with the requirements of any applicable Governmental Authority. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by the Agent, and under the supervision of a consulting engineer approved in advance in writing by the Agent (which approvals shall not be unreasonably withheld). While such Remedial Work is continuing, the Indemnitor shall, at least once every thirty (30) days (as applicable), provide the Agent with a written report, in reasonable detail, of the progress of such Remedial Work. All costs and expenses of such Remedial Work shall be paid by the Indemnitor, including the charges of such contractor(s) and/or the consulting engineer and the Agent's reasonable attorneys' fees and costs incurred in connection with monitoring or the review of such Remedial Work.

                 5.       AGENT'S RIGHTS

                          (a)     In the event that the Indemnitor does not
perform all of its obligations hereunder in a timely fashion, or in the event that the Agent reasonably believes that there may have been a violation by the Indemnitor of any applicable Environmental Law regarding the Property or that there may be a violation or threatened violation by the Indemnitor of any provision of this Agreement, which in the Agent's reasonable judgment, would individually or in the aggregate likely result in an Environmental Noncompliance, the Agent is authorized, but not obligated, by itself, its agents, employees or workmen to enter at any reasonable time after reasonable notice to the Indemnitor upon any part of the Property for the purposes of inspecting the same for Hazardous Material and confirming the Indemnitor's compliance with this Agreement, and such inspections may include soil borings and groundwater testing; provided, however, that such inspection by the Agent shall not unreasonably interfere with the Indemnitor's business operations. The Indemnitor agrees to pay to the Agent, upon demand, all reasonable expenses, costs or other amounts incurred by the Agent in performing any inspection for the purposes set forth in this Section 5(a).

                          (b)     The Agent shall have the right, but not the
obligation, to join and participate in, as a party if it so elects, any legal proceeding or action concerning the Property initiated in connection with any Environmental Law and to have its reasonable attorneys' fees in connection therewith paid by the Indemnitor or to be defended by the Indemnitor from and against any such proceeding or action with counsel chosen by it, and shall have the right to make inquiry of and disclose all information to appropriate Governmental Authorities when advised by counsel with appropriate expertise that such disclosure may be required under applicable law.

                          (c)     In the event that the Indemnitor shall fail to
timely commence, or cause to be commenced, or fail to complete expeditiously the Remedial Work described in Section 4 hereof, the Agent may, but shall not be required to, cause such Remedial Work to be performed. Any action taken by the Agent pursuant to this subsection (c), and all reasonable costs and expenses thereof or incurred in connection therewith, shall be covered by the indemnity given by the Indemnitor to the Agent in Section 3 hereof. The Agent shall have no liability to the Indemnitor for any actions taken in good faith pursuant to this subsection (c), except that the Agent shall not be indemnified against and shall be liable for the Agent's gross negligence or willful misconduct. In the event that any amount due from the Indemnitor to the Agent pursuant to this subsection (c) is not paid when due and actually expended by the Agent, provided the Agent has given Indemnitor reasonable advance notice of the due date and amount due together with copies of pertinent invoices and supporting documentation, the Indemnitor shall pay the Agent interest thereon from the date of demand until paid at the Default Interest Rate.

                          (d)     Prior to commencing any Remedial Work
described in Section 4 hereof, or prior to entering into any settlement, consent or compromise with regard to any Hazardous Material on, under, from or about the Property, the Indemnitor shall obtain the Agent's written approval, which shall not be unreasonably withheld, provided, however, that such prior approval shall not be necessary if: (i) the presence or release of any Hazardous Material on, under, from or about the Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain the Agent's written approval before taking such action, provided, that in such event, the Indemnitor shall notify the Agent as soon as practicable of any action so taken; (ii) a particular Remedial Work is ordered by a court or regulatory agency of competent jurisdiction, or (iii) the Indemnitor establishes to the reasonable satisfaction of the Agent that there is no reasonable alternative to such Remedial Work.

                          (e)     In the event that any amount due from the
Indemnitor to the Agent hereunder is not paid when due and actually expended by the Agent, provided the Agent has given Indemnitor reasonable advance notice of the due date and amount due together with copies of pertinent invoices and supporting documentation, the Indemnitor shall pay the Agent interest thereon from the date of demand until paid at the Default Interest Rate.

                          (f)     Any action taken by the Agent pursuant to
subsections (a), (b) and (c) of this Section 5, and all costs and expenses thereof or incurred in connection therewith, shall be covered by the indemnity given by the Indemnitor to the Agent in Section 3 hereof. The Agent shall have no liability to the Indemnitor for any actions taken in good faith pursuant to subsections (a), (b) and (c) of this Section 5, except that the Agent shall not be indemnified against and shall be liable for the Agent's gross negligence or willful misconduct.

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                          (g)     The rights of the Agent specified in this
Section 5 are intended to be cumulative with all other rights which the Agent may have at law or in equity. The election of the Agent to pursue a right granted in this Section 5 shall not be deemed an election to waive or forego any such rights at law or in equity.

         6.      MISCELLANEOUS.

                          (a)     This Agreement contains the entire agreement
between the parties with respect to the subject matter hereof and may be amended solely by an agreement in writing executed by the parties hereto.

                          (b)     THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING PRINCIPLES OF CONFLICT OF LAWS.

                          (c)     In the event of any controversy, claim or
dispute arising from this Agreement or the interpretation hereof, the prevailing party shall be entitled to recover from the non-prevailing party the costs and expenses of the prevailing party in such controversy, claim or dispute, including its actual expenses for attorneys, accountants, experts and others.

                          (d)     This Agreement shall be binding upon and inure
to the benefit of the successors and assigns of the parties hereto. No transfer of an interest in the Property or this Agreement by the Indemnitor shall operate to relieve the Indemnitor of its obligations hereunder.

                          (e)     This Agreement may be executed in any number
of counterparts, all of which when fully executed shall constitute one and the same agreement. It shall be necessary to account for only one such fully executed counterpart in proving this Agreement.

                          (f)     Neither this Agreement nor any of the
provisions hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

                          (g)     If any term, covenant, condition or provision
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                          (h)     Unless otherwise specifically provided herein,
all notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as follows:


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
                 (i)      To Indemnitor at:

                          Cadence Design Systems, Inc.
                          2655 Seely Road
                          San Jose, California  95134
                          Attention: Treasurer

                          Telecopy No.: (408) 894-2794

                          With a copy to:

                          Gray Cary Ware Freidenrich
                          400 Hamilton Avenue
                          Palo Alto, California  94301-1825
                          Attention: Lawrence A. Cogan, Esq.

                          Telecopy No.: (415) 328-3029

                 (ii)     To Agent at:

                          CREDIT LYONNAIS, New York Branch
                          1301 Avenue of the Americas
                          New York, New York 10019
                          Attention: Syndications Group

                          Telecopy No.: (212) 459-3176

                          With a copy to:

                          LATHAM & WATKINS
                          633 West Fifth Street, Suite 4000
                          Los Angeles, California  90071
                          Attention:  Hendrik de Jong, Esq.

                          Telecopy No.: (213) 891-8763

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received.


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
                 IN WITNESS WHEREOF, the Indemnitor has executed this Agreement as of the date first above written.

                                            INDEMNITOR:

                                            CADENCE DESIGN SYSTEMS, INC.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   SCHEDULE 1

                              ENVIRONMENTAL MATTERS

                                   EXHIBIT D-1

                                  April 11, 1996





                                                                  1030633-900300





Credit Lyonnais, New York Branch, as Lender and as Agent
1301 Avenue of the Americas, 18th Floor
New York, New York 10019

and

Each of the other Lenders listed on Exhibit A hereto

         Re:  Cadence Design Systems, Inc.

Ladies and Gentlemen:

         We have acted as special counsel for Cadence Design Systems, Inc., a Delaware corporation ("Borrower"), in connection with that certain Revolving Credit Agreement dated as of even date herewith, including all exhibits and schedules thereto (the "Credit Agreement") among Borrower, the lenders named therein ("Lenders") and Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch as Agent for the Lenders ("Agent"). We have also acted as special counsel to each of Seeley Properties, Inc., a California corporation ("Seeley") and River Oaks Place Associates, L.P., a California limited partnership ("ROPA", and together with Seeley, "Guarantors"), each of which is a direct wholly-owned Subsidiary of Borrower, in connection with that certain Guaranty among the Guarantors and the Agent (the "Guaranty"). We are rendering this opinion pursuant to Section 3.1(f) of the Credit Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

         In connection with this opinion, we have examined the following documents (the items referred to in clauses 1 through 6 below are referenced to herein as the "Loan Documents"):

         1.      The Credit Agreement;
         2.      The Pledge and Security Agreement;
         3.      The Guaranty;

         4.      The Intellectual Property Assignment;

         5. The Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Fixture Filing naming Borrower as Trustor and Agent as Beneficiary regarding the Seeley Campus (the "Deed of Trust");

         6. The Unsecured Environmental Indemnity Agreement executed by Borrower in favor of the Agent (the "Environmental Indemnity");

         7. UCC-1 financing statements for filing with the Secretary of State of California naming Borrower as debtor and Agent as secured party, and naming each Guarantor as debtor and Agent as secured party (the "Financing Statements");

         8. UCC-1 financing statement for filing with the Santa Clara, California County Recorder, naming Borrower as debtor and Agent as secured party regarding the Fixtures (the "Fixture Filing");

         9. Certificate of Incorporation and Bylaws of Borrower, certified by the secretary of Borrower;

         10. Articles of Incorporation and Bylaws of Seeley, certified by the secretary of Seeley;

         11. Agreement of Limited Partnership of ROPA, certified by the general partner of ROPA;

         12. An officer's certificate of Borrower, a copy of which is attached as Exhibit B hereto (the "Borrower's Certificate"), and an officer's certificate of the Guarantors, a copy of which is attached as Exhibit C hereto (the "Guarantors' Certificate").

         In addition, we have examined and relied upon originals or copies certified to our satisfaction of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including the Borrower's Certificate and the Guarantors' Certificate.

         We are admitted to practice law only in the State of California, and we express no opinion concerning any law other than the law of the State of California, the Delaware General Corporation Law, and the law of the United States of America.

         In rendering this opinion, we have assumed the genuineness and authenticity of all signatures (other than that of Borrower and each Guarantor) on original documents; that all natural persons who are signatories are legally competent to execute and deliver such documents; the authenticity and completeness of all documents submitted to us as originals; the conformity of originals to all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by Borrower and the Guarantors of the Loan Documents to which they are respectively parties) where authorization, execution and delivery are prerequisites to the effectiveness of such documents; the power and authority of the Agent and the Lenders to enter into and perform their obligations under the Loan Documents; that each of the Loan Documents has been duly executed by the Agent and the Lenders and delivered to Borrower and is the legal, valid and binding obligation of the Agent and the Lenders, enforceable against those parties in accordance with their terms; that the Agent and the Lenders


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
are duly qualified in the State of California to do business of the type contemplated by the Loan Documents; that each Lender qualifies for an exemption from the otherwise applicable interest rate limitations of California law for loans or forbearances contained in Article XV, Section 1 of the California Constitution; that all loans under the Loan Documents will be made by the Lenders for their own account or for the account of another person or entity that qualifies for an exemption from the interest rate limitations of California law, and there is no present agreement or plan, express or implied, on the part of any Lender to sell participations or any other interest in the loans to be made under the Loan Documents to any person or entity other than a person or entity that also qualifies for an exemption from the interest rate limitations of California law; that except for the Loan Documents, there are no documents or agreements between the parties which would expand or otherwise modify the respective rights and obligations of the parties set forth in the Loan Documents; and with respect to matters of fact (as distinguished from matters of law), with your permission and without verification by us, we also have relied upon and assumed that the representations of Borrower, each Guarantor and the other parties set forth in the Loan Documents, the Borrower's Certificate, the Guarantors' Certificate and any other certificates, instruments or agreements executed in connection therewith or delivered to us are true, correct, complete and not misleading. We have made no independent investigation of any such facts stated in any such certificate or representation.

         Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is intended to indicate that during the course of our representation of Borrower and the Guarantors in connection with the Loan Documents, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have rendered or are rendering legal services to Borrower and Guarantors in connection with the Loan Documents. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of Borrower and Guarantors.

         With respect to our opinion in paragraph 4 below, we have relied solely upon copies, supplied to us by Borrower, of those undertakings, contracts, indentures, mortgages, deeds of trust or other instruments, documents or agreements which have been identified to us by Borrower in the Borrower's Certificate as all certificates, instruments, agreements and documents listed on the Index to Form 10-K Exhibits to the Borrower's Annual Report on Form 10-K for the fiscal year ending December 31, 1995 (the "Borrower Material Contracts"). We have not undertaken any independent investigation of such matters, other than the inquiries we have made of the officers of Borrower and the review we have made of the corporate records of Borrower described above.

         With respect to our opinion in paragraph 5 below, we have relied solely upon copies, supplied to us by Guarantors, of those undertakings, contracts, indentures, mortgages, deeds of trust or other instruments, documents or agreements which have been identified to us by the

Guarantors in the Guarantors' Certificate as all material undertakings, contracts, indentures, mortgages, deeds of trust or other instruments, documents or agreements to which each Guarantor is a party or by which it is bound (the "Guarantor Material Contracts"). We have not undertaken any independent investigation of such matters, other than the inquiries we have made of the officers of the Guarantors and the review we have made of the corporate records of each Guarantor described above.

         In rendering our opinion in the second and last sentences of paragraph 1, we have relied solely on a certificate of good standing from each of the Secretary of State's office of each of the states specified in that paragraph.

         On the basis of the foregoing, and subject to the qualifications stated below, we are of the opinion that:

         1. Borrower is a corporation, duly incorporated and validly existing under the laws of Delaware and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. Borrower is duly qualified and in good standing as a foreign corporation authorized to transact business in California and in each of the states listed below its name on Exhibit D. Seeley is a corporation, duly incorporated and validly existing under the laws of California and has the requisite corporate powers and authority to its business and to conduct the business in which it is currently engaged. ROPA is a limited partnership, duly organized and validly existing in California. Each Guarantor is duly qualified and in good standing as a foreign corporation in each of the states listed below its name on Exhibit D.

         2. Borrower and each Guarantor has taken all necessary and appropriate corporate or partnership action to authorize the execution, delivery and performance of the Loan Documents to which it is respectively a party and has the corporate or partnership power and authority to execute, deliver and perform the Loan Documents to which it is respectively a party.

         3. The Credit Agreement, the Pledge and Security Agreement and the Intellectual Property Assignment have been duly executed and delivered by Borrower. The Guaranty and the Pledge and Security Agreement have been duly executed and delivered by each Guarantor. The Credit Agreement, the Pledge and Security Agreement, and the Intellectual Property Assignment each constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms. The Guaranty and the Pledge and Security Agreement each constitute a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its respective terms.

         4. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party do not (a) to the best of our knowledge, violate or contravene any order of any court or United States or California governmental agency as presently in effect applicable to Borrower; (b) violate or contravene any United States or California law presently in effect and applicable to

Borrower; (c) conflict with or result in a breach of or constitute a default under the Certificate of Incorporation or Bylaws of Borrower; (d) to the best of our knowledge, violate or result in a breach of or constitute any default under any of the Borrower Material Contracts; and (e) result in or require the creation or imposition of any lien on any of Borrower's properties pursuant to any order of any court or United States or California governmental agency as presently in effect applicable to Borrower or any of the Borrower Material Contracts, other than the liens created pursuant to the Loan Documents.

         5. The execution, delivery and performance by each Guarantor of the Loan Documents to which it is a party do not (a) to the best of our knowledge, violate or contravene any order of any court or United States or California governmental agency as presently in effect applicable to either Guarantor; (b) violate or contravene any United States or California law presently in effect and applicable to either Guarantor; (c) conflict with, or result in a breach of, or constitute a default under (i) the Articles of Incorporation or Bylaws of Seeley or (ii) Agreement of Limited Partnership of ROPA; (d) to the best of our knowledge, violate or result in a breach of, or constitute any default under, any of the Guarantor Material Contracts; and (e) result in, or require the creation or imposition of, any lien on any of either Guarantor's properties pursuant to any order of any court or United States or California governmental agency as presently in effect applicable to either Guarantor or any of the Guarantor Material Contracts, other than the liens created pursuant to the Loan Documents.

         6. No authorization, consent, approval, license, qualification or formal exemption from, nor notice to, nor any filing, recordation, declaration or registration with, any United States or California governmental authority is necessary or required on the part of Borrower or any Guarantor in connection with the execution, delivery, or performance by Borrower or any Guarantor of the Loan Documents to which they respectively are parties, except for such filings or recordations as may be necessary to perfect the security interests or liens granted by the Loan Documents.

         7. To the best of our knowledge, there is no action, suit or proceeding at law or in equity by or before any court or governmental agency now pending against Borrower with respect to the Loan Documents to which it is a party.

         8. To the best of our knowledge, there is no action, suit or proceeding at law or in equity by or before any court or governmental agency threatened against any Guarantor with respect to the Loan Documents to which it is a party.

         9. Upon the due execution by Borrower and each Guarantor, and the proper filing of the Financing Statements in the Office of the Secretary of State of California (assuming that the representations made by Borrower and by each Guarantor with respect to the location of the Collateral, its place of business and chief executive office are and remain true and correct) the security interests granted by Borrower and by each Guarantor under the Pledge and Security Agreement in and to such Collateral will constitute perfected security interests therein to the extent that security interests in such Collateral may be perfected by filing a financing statement under Division 9 of the California Uniform Commercial Code ("CUCC"). Except for the filing of periodic continuation statements, it is not necessary under the CUCC to re-record, re-register or refile a UCC-1 financing statement, or to record, register or file any other or additional documents, instruments or statements in order to maintain perfection of the security interests in any such Collateral granted in favor of the Agent, except that additional financing statements may be required to be filed if Borrower changes its name, identity or corporate structure so as to make a financing statement seriously misleading (unless new appropriate financing statements indicating the new name, identity or corporate structure are duly filed), or if there is any change in the location of its chief executive office or chief place of business or the state in which any of the Collateral is located.

         10. Neither Borrower nor either Guarantor is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         11. To the best of our knowledge, neither Borrower nor either Guarantor is generally engaged in the business of purchasing or selling Margin Stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System) or extending credit for the purpose of purchasing or carrying Margin Stock. To the best of our knowledge, no proceeds of any Advance will be used for any purpose that requires any Lender to deliver or obtain any certification under, or to comply with any margin requirements or other provision of, Regulations G, T, V or X of the Board of Governors of the Federal Reserve System.

         12. The Deed of Trust and the Environmental Indemnity have been duly executed and delivered by Borrower. The Deed of Trust and the Environmental Indemnity each constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with their respective terms except to the extent certain rights, remedies, and waivers contained in the Deed of Trust may be limited or rendered ineffective by applicable laws and judicial decisions governing such provisions. Such laws and decisions do not, however, subject to the other exceptions and limitations of this opinion letter, render the Deed of Trust invalid as a whole, and there exist, in the Deed of Trust or pursuant to applicable law, legally adequate remedies for the realization of the principal benefits and/or security intended to be provided by the Deed of Trust.

         13. The Deed of Trust and the Fixture Filing are in forms sufficient to create in favor of the Agent a valid security interest in the Fixtures in favor of the Agent. The proper and timely recording of the Deed of Trust and the Fixture Filing in the Office of the Recorder of Santa Clara County, California are sufficient in order to perfect the security interest in the Fixtures in favor of the Agent to the extent that security interests in such Fixtures may be perfected by filing a Fixture Filing under division 9 of the CUCC.

         The opinions expressed in this letter are subject to the following qualifications:

         a. The effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws now or hereafter in effect limiting the validity or enforceability of creditor's rights and remedies generally.

         b. The effects of general principles of equity, regardless of whether considered in proceedings in equity or at law.

         c. The covenant of good faith and fair dealing implied in every agreement under common law (and to similar provisions of federal law, where applicable).

         d. The effect of any law or legal principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made, or the enforcement thereof would be contrary to public policy.

         e. The unenforceability of provisions under certain circumstances, under California or federal law or court decisions (i) releasing or exonerating a party from liability, or limiting the liability of a party, for wrongful or negligent acts, or (ii) indemnifying a party to the extent that the events giving rise to the indemnity arise in whole or in part from the wrongful or negligent acts of the indemnitee, or (iii) where such release or indemnification is contrary to public policy, including but not limited to indemnification and/or release relating to any issues of securities laws.

         f. The effect of California Civil Code Section 1717 and other applicable statutes and judicial decisions which provide, among other things, that a court may limit the granting of attorneys' fees to those attorneys' fees which are determined by the court to be reasonable and that attorneys' fees may be granted only to a prevailing party and that a contractual provision for attorneys' fees is deemed to extend to both parties (notwithstanding that such provision by its express terms benefits only one party).

         g. The effect of any California or federal law or court decisions that requires a lender to enforce its remedies in a commercially reasonable manner.

         h. The effect of California court decisions invoking statutes or principles of equity which have held that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforceability of such restrictions or burdens is reasonably necessary for the protection of the creditor, or (ii) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenants of good faith and fair dealing.

         i. The unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies.

         j. The enforceability of any provision in the Deed of Trust that provides for a right of the Agent and the Lenders to enter upon any real property, or to take rents, or to assert similar rights prior to either the issuance of a court order pursuant to a receivership or similar proceeding, or the occurrence of any foreclosure sale respecting the real property in question.

         k. The enforceability of any provision in the Deed of Trust that provides for the Agent's or the Lenders' right of foreclosure against the real property secured thereby based upon a portion of the outstanding indebtedness.

         l. The enforceability of any provision in the Deed of Trust or the Loan Documents that provides that (i) the foreclosure against the real property results in an absolute bar against Borrower in circumstances where a judicial foreclosure occurs and rights of redemption in favor of Borrower apply, or (ii) Borrower's rights of redemption are waived.

         m. The enforceability of the waiver of Borrower's or any Guarantor right to assert counterclaims or other claims or defenses in a foreclosure proceeding or other action.

         n. Decisions by California courts admitting evidence extrinsic to a written agreement between the parties thereto as evidence that the parties intended a meaning contrary to that expressed by the parties in writing.

         o. Provisions in the Loan Documents requiring Borrower or any Guarantor to execute, in the future, additional instruments and documents may be unenforceable.

         p. Any provision in the Loan Documents that purports to require that any action or decision of the Agent or any Lender is conclusively binding upon Borrower or any Guarantor may be unenforceable.

         q. Any provision in the Loan Documents that purports to waive, limit or restrict the right of Borrower or any Guarantor to offset against obligations owing under the Loan Documents may not be enforceable.

         r. Those provisions in the Loan Documents imposing late charges (interest or otherwise) and/or additional interest in the event of default are governed by the rules relating to "liquidated damages" as set forth in California Civil Code Sections 1671 et seq., and relevant case law (see, e.g., Garrett v. Coast and Southern Federal Savings & Loan, 9 Cal.3d 731 (1973)). We express no opinion as to the effect of judicial decisions and statutes limiting the enforceability of provisions imposing penalties, forfeitures, late payment charges, an increase in interest rate, or payment of other additional consideration (i) upon prepayment, late payment, maturity, default or a lender's election to accelerate a loan, particularly in cases where the occurrence of a default or waiving the benefit of a statutory right bears no reasonable relation to the damage suffered by the lender or is otherwise held to be a penalty, or (ii) as a consequence of costs incurred by the lender. The enforceability and/or validity of such provisions may be dependent upon the reasonableness thereof under the circumstances and therefore relate to a question of fact rather than a question of law.

         s. Any provision in the Loan Documents requiring the consent of the Agent or the Lenders or allowing the Agent or the Lenders to take certain actions may be interpreted by a court to contain an implied covenant of reasonableness and/or fair dealing (see, e.g., Kendall v. Pestana, 40 Cal.3d 488 (1985); Cohen v. Ratinoff, 147 Cal.App.3d 321
(1983)).

         t. The unenforceability, under certain circumstances, of provisions waiving broadly or vaguely stated rights or unknown future rights, or rights which may not be waived on statutory or public policy grounds, or provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to, or with any other right or remedy, or that the election of some particular remedy or remedies does not preclude recourse to one or more others.

         u. Limitations on provisions based on public policy on provisions stating that a borrower's obligations are unaffected by reason of any default or failure on the part of a lender to perform or comply with the terms of the subject loan documents.

         v. Except as provided in paragraph H, we express no opinion as to the enforceability of the consent to service, jurisdiction or forum of any claim, demand, action or cause of action arising under or related to the Loan Documents or the transactions contemplated therein. We express no opinion as to any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens in connection with any litigation arising out of or pertaining to the Loan Documents.

         w. We express no opinion as to the enforceability of those provisions in the Loan Documents purporting to appoint the Agent or any Lender as attorney-in-fact for Borrower or any Guarantor or to grant an irrevocable power of attorney to the Agent or any Lender.

         x. We express no opinion as to any securities, anti-trust, tax, land use, safety, insurance company or banking rules or regulations, or any laws, rules or regulations applicable to the Agent or any Lender.

         aa.    We express no opinion as to the effect of California Civil Code
Section 1698 and similar statutes and federal laws and judicial decisions (i) providing that oral modifications to a contract or waivers of contractual provisions may be enforceable, if the modification was performed, notwithstanding any express provision in the agreement that the agreement may only be modified or an obligation thereunder waived in writing, or (ii) creating an implied agreement from trade practices or course of conduct.

         bb.    We express no opinion as to the effect of certain rights,
remedies and waivers contained in the Loan Documents being limited or rendered ineffective by applicable statutory law or judicial decisions governing such provisions, but such laws and judicial decisions do not render the Loan Documents unenforceable as a whole, and there exists, in the Loan Documents and pursuant to applicable law, legally adequate remedies for realization of the principal benefits purported to be afforded by the Loan Documents.

         cc.    We have not conducted any special investigation of statutes, laws, rules, or regulations and our opinion is limited to such California and United States statutes, laws, rules or regulations as in our experience are of general application to transactions of the sort contemplated by the Loan Documents.

         dd.    With respect to our opinion in paragraph 9 and 13, we have assumed that, as of the relevant times, "value" (as that word is used in Section 9203(1(b) of the CUCC) has been given by the secured party.

         ee.    We express no opinion as to Borrower's or any Guarantors' rights in, or title to, the Collateral.

         ff.    With respect to our opinions expressed in paragraphs 4(a) and
5(a) regarding orders, we have relied solely upon our knowledge and upon a representation made to us in each of the Borrower's Certificate and the Guarantors' Certificate to the effect that, there are no orders binding upon Borrower or the Guarantors.

         gg.    We express no opinion as to the accuracy or completeness of the descriptions of the Collateral in any Loan Document or any Financing Statement on the Fixture Filing.

         hh.    We advise you that realization of a security interest in
personal property in the event of default will be generally governed by the provisions and procedures set forth in Divisions 8 and 9 of the CUCC.

         ii. We advise you that perfection of a security interest in proceeds of collateral governed by the CUCC is subject to the provisions of Section 9306 of the CUCC.

         jj.    We advise you that the effectiveness of the Financing Statements will lapse five years from the date they are filed unless appropriate continuation statements are filed within six months prior to the expiration of that five year period.

         kk.    We express no opinion as to any provisions of the Loan Documents that purport to limit the standards imposed upon the Agent or any Lender for the care of Collateral in the possession of the Agent or any Lender to the extent such provisions are inconsistent with applicable provisions of the CUCC.

         We further advise you that:

         a. The enforceability of the Guaranty against a Guarantor may be subject to California statutory provisions and case law to the effect that a guarantor may be exonerated if the beneficiary of the guaranty alters the original obligation of the principal, fails to inform the guarantor of material information pertinent to the principal or any collateral, elects remedies that may impair the subrogation rights of the guarantor against the principal or that may impair the value of the collateral, fails to accord the guarantor the protections afforded a debtor under the

Uniform Commercial Code or otherwise takes any action that materially prejudices the guarantor unless, in any such case, the guarantor validly waives such rights or the consequences of any such action. See, e.g., California Civil Code Section 2799 through Section 2855; Sumitomo Bank of California v. Iwasaki, 70 Cal. 2d 81, 73 Cal. Rptr. 564 (1968); Union Bank v. Gradsky, 265 Cal. App. 2d 40, 71 Cal. Rptr. 64 (1968); Connolly v. Bank of Sonoma County, 184 Cal. App. 3d 1119, 229 Cal. Rptr. 396 (1986); C.I.T. Corp. v. Anwright Corp., 191 Cal. App. 3d 1420, 237 Cal. Rptr. 108 (1987); American National Bank v. Perma-Tile Roof Co., 200 Cal. App. 3d 889, 246 Cal. Rptr. 381 (1988); In re Kirkland, 915 F.2d 1236
(9th Cir. 1990); and Cathay Bank v. Lee, 18 Cal. Rptr. 2d 420 (1993). While express and specific waivers of a guarantor's right to be exonerated, such as those contained in the Guaranty, are generally enforceable under California law, we express no opinion as to whether the Guaranty contains an express and specific waiver of each exoneration defense a guarantor might assert or as to whether each of the waivers contained in the Guaranty is fully enforceable.

         b. It could be contended that the Guaranty has not been given for a fair or reasonably equivalent consideration, that a Guarantor is, or, by entering into the Guaranty may become, insolvent, and that the Guaranty may be voidable by creditors of a Guarantor or by a trustee or receiver of a Subsidiary in bankruptcy or similar proceedings pursuant to applicable bankruptcy, fraudulent conveyance or similar laws. Because of these possible contentions, our opinions are further limited by and subject to the effect of such laws.

         With respect to the opinion set forth in paragraph 12 above, you should be aware of the following provisions of California law:

                 (i) Section 726 of the California Code of Civil Procedure provides that any action to recover on a debt or other right secured by a mortgage or a deed of trust on real property must comply with the provisions of that section, which provisions relate to and specify the procedures for the sale of encumbered property, the application of proceeds, the rendition in certain cases of a deficiency judgment, and other related matters. We advise you that in such an action or proceeding, the debtor may require the creditor to exhaust all of its security before a personal judgment may be obtained against the debtor for a deficiency. We also advise you that failure to comply with the provisions of section 726 may result in the loss of your liens on the real and personal property collateral and the loss of your right to a deficiency judgment. However, in our opinion, the limitations of section 726 do not prevent enforcement of your rights with respect to the real property described in the Deed of Trust provided you proceed in accordance with California law, nor do such limitations prevent enforcement of your rights with respect to any personal property or fixtures in which you have a perfected security interest provided you proceed in accordance with the requirements of Division 9 of the Uniform Commercial Code of the State of California. The decision as to which of the procedures of foreclosure a lender invokes under said Division 9 in connection with mixed security will be impacted by the effect of each on the right to a deficiency judgment and the right to reinstate the loan by curing the default which exists under certain circumstances when foreclosing on real property in California. In the context of mixed collateral, the decision by a lender as to how to properly foreclose upon its security requires careful examination and analysis before taking any action or asserting any remedies.

                 (ii) Section 580a of the California Code of Civil Procedure provides certain fair value limitations or obtaining any personal judgment for any deficiency following foreclosure of a deed of trust under circumstances where a deficiency is permissible, as well as a procedure for a fair value hearing to determine the deficiency amount.

                 (iii) Section 580d of the California Code of Civil Procedure provides that no deficiency judgment shall be rendered upon a note secured by a deed of trust or mortgage on real property after sale of the real property under the power of sale contained in such deed of trust or mortgage.

                 (iv) Section 2924c of the California Civil Code provides that whenever the maturity of an obligation secured by a deed of trust or mortgage on real property is accelerated by reason of a default in the payment of interest or in the payment of any installment of principal or other sums secured thereby, or by reason of failure of the trustor or mortgagor to pay taxes, assessments, or insurance premiums, the trustor or mortgagor and certain other entitled persons have the right, to be exercised at any time within the reinstatement period described in such section, to cure such default by paying the entire amount then due (including certain reasonable costs and expenses incurred in enforcing such obligations but excluding any principal amount that would not then be due had no default occurred) and thereby cure the default and reinstate such deed of trust or mortgage and the obligations secured thereby to the same effect as if no acceleration had occurred. If the power of sale in the deed of trust or mortgage is not to be exercised, such reinstatement right may be exercised at any time prior to entry of the decree of foreclosure. California Civil Code Section 2924 et seq, in addition, sets forth definitive notice procedures and rights of borrowers which must be followed as a condition precedent to foreclosure and we express no opinion on the enforceability of any provision of the Deed of Trust which may provide for remedies upon default without the necessity for complying with California Civil Code Section 2924 et seq regarding notice and cure rights of borrowers.

         With respect to the opinion expressed in paragraph 12 above, we draw your attention to the provisions of Section 726.5 and Section 736 of the California Code of Civil Procedure which define the limited circumstances under which a lender may ignore its real property security and elect, instead of foreclosing on such property, to bring a separate action against Borrower under the Environmental Indemnity where the real property is environmentally impaired as defined therein and the amount of damages that may be recoverable thereunder. We advise you that failure to proceed in accordance with Section 726.5 and 736 of the California Code of Civil Procedure in bringing a separate action against Borrower under the Environmental Indemnity may result in the loss of the real property as security under the Deed of Trust because of Section 726 of the California Code of Civil Procedure. We also advise you that the Environmental Indemnity will be enforceable under California law only under circumstances permitted by Section 726.5(b) of the California Code of Civil Procedure.

         This opinion is rendered based on the facts and circumstances, together with applicable law, existing on the date of this opinion, and we express no opinion as to the effect on the Loan Documents and the Agent or any Lender's rights under any statute, rule, regulation or other law enacted, of any court decision rendered, or of the conduct of any person, which occurs after the date of this opinion. Moreover, we assume no obligation to advise the Agent or any Lender or any other person of any change, whether factual or legal, and whether or not material, that may hereafter arise or be brought to our attention after the date hereof. This opinion is intended solely for your benefit in connection with the Loan Documents and for the benefit of any successor-in-interest to you as Agent or any Lender, and is not to be made available to, or relied upon, by any other person, firm, or entity, without our prior written consent.

                                            Very truly yours,




                                            GRAY CARY WARE & FREIDENRICH
                                            A Professional Corporation

                                    Exhibit A

                                 List of Lenders


ABN AMRO BANK, NV
101 California St., Ste. 4550
San Francisco, CA  94111

FIRST NATIONAL BANK OF BOSTON
435 Tasso St., Ste. 250
Palo Alto, CA  94301

UNION BANK
445 S. Figueroa Street, 16th Floor
Los Angeles, CA 90071

                                    Exhibit B

              Officer's Certificate of Cadence Design Systems, Inc.

                                    Exhibit C

              Officer's Certificate of Seeley Properties, Inc. and
                       River Oaks Place Associates, L.P.

                                    Exhibit D

                                  Good Standing

CADENCE DESIGN SYSTEMS, INC.

Arizona
California
Colorado
Connecticut
Delaware
Florida
Georgia
Illinois(2)
Kansas
Maryland
Massachusetts
Michigan
Minnesota
New Hampshire
New Jersey
New York

North Carolina
Ohio
Oregon
Texas
Virginia
Washington

SEELEY PROPERTIES, INC.

California







- --------------------
  (2) Not in good standing as of April 5, 1996, for non-filing of 1996 Annual Report and failure to pay 1996 Franchise Tax.

                                   EXHIBIT D-2

                         FORM OF FOREIGN COUNSEL OPINION

Each opinion letter shall be addressed to the Agent on behalf of the Lenders and shall contain the following opinions, as applicable, concerning 65% of the outstanding shares of capital stock of the Material Foreign Subsidiary owned by the Borrower (the "Shares") and shall be given under the federal and state/local laws of the jurisdiction in which the Material Foreign Subsidiary is incorporated (the "State of Incorporation") with reasonable variations based on local laws and local practices:

1. The Material Foreign Subsidiary is a company duly incorporated, validly existing and in good standing under the laws of the State of Incorporation.

2. The Shares have been duly authorized for issuance by the Material Foreign Subsidiary and are owned of record by the Borrower.

3. Under the laws of the State of Incorporation, there are no legal restrictions on the transferability or transfer of the Shares and no governmental approvals or authorizations are required for any such transfer. The charter documents of the Material Foreign Subsidiary do not impose any restrictions on the transferability or transfer of the Shares and do not require any approval or other authorization in connection therewith.

4. The delivery of the Shares to the Agent [and other action taken in connection with the pledge] create(s) a valid pledge of such Shares, enforceable in the State of Incorporation against any purchaser of such Shares, including any bona fide purchaser for value.

5. All actions of the Material Foreign Subsidiary and the Borrower required by the laws of the State of Incorporation to create a valid and enforceable pledge have been duly taken by each such respective entity.

6. The Material Foreign Subsidiary and/or the Borrower have taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of [any agreements required to be executed by the Material Foreign Subsidiary and/or the Borrower to effect the pledge] (the "Agreements") and have the corporate power and authority to execute, deliver and perform the Agreements.

7. The Agreements have been duly executed and delivered by the Material Foreign Subsidiary and/or the Borrower. Each of the Agreements constitutes a legal, valid and binding obligation of the Material Foreign Subsidiary and/or the Borrower, enforceable against it in accordance with its respective terms.

8. The execution, delivery and performance by the Material Foreign Subsidiary and/or the Borrower of each of the Agreements do not (a) violate or contravene any order of any court or governmental agency as presently in effect applicable to such entity; (b) conflict with, or result in a breach of, or constitute a default under its charter documents; or (c) violate or result in a breach of, or constitute any default under, any of the material contracts to which it is a party.]

9. Neither any of the Lenders nor the Agent will be deemed to be resident, domiciled or carrying on business in the State of Incorporation by reason only of their possession of the Shares [and entry into the Agreements, as applicable,] nor will the pledge result in the imposition upon the Agent or any of the Lenders of any tax charge, any liability as a shareholder of the Material Foreign Subsidiary, including any liability for capital contributions or for funding any unfunded obligations, or any liability of the Material Foreign Subsidiary.

                                   EXHIBIT E-1

                         FORM OF COMPLIANCE CERTIFICATE
              (delivered under Section 5.2 of the Credit Agreement)

                 The undersigned is the duly elected [insert title of Authorized Officer] of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the "Borrower"). This certificate is delivered pursuant to Section 5.2 of the Revolving Credit Agreement ("Credit Agreement"), dated as of April 11, 1996 among the Borrower, the financial institutions signatory thereto as Lenders, and Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders (capitalized terms having the meanings given in the Credit Agreement). The undersigned hereby certifies to the Lenders on behalf of the Borrower as follows:

                 1. I have reviewed the terms of the Credit Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and the Subsidiaries during the immediately preceding [QUARTER/YEAR] ended ______________, _____.

                 2. The review described in paragraph 1 above did not disclose the existence during or at the end of such [QUARTER/YEAR], and I have no knowledge of the existence as of the date hereof, of any Event of Default or Potential Default, any pending or overtly threatened material litigation, any Material Environmental Claim, any ERISA Event or any Material Adverse Change, except as set forth in Annex A hereto.

                 3. Described in Annex A are the exceptions, if any, to paragraph 2 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken or proposes to take with respect to such condition or event.

                 4. Based upon the review described in paragraph 1 above, the Borrower has complied with all covenants set forth in Section 5.2 of the Credit Agreement during the immediately preceding [QUARTER/YEAR] ended ______________, _____ and neither the Borrower nor any Subsidiary at any time during or at the end of such [QUARTER/YEAR], except as specifically described in Annex A, did any of the following:

                 (a) Directly or indirectly make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or become or remain bound by any agreement to do so or become or remain bound by any agreement restricting its ability to grant, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, as security for the payment of the Obligations or any refinancing or replacement thereof, except as otherwise permitted under the Credit Agreement.

                 (b) Engage in any Asset Sale or otherwise directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of all or any portion of its assets, business or property, or agree to do any of the foregoing, except as otherwise permitted under the Credit Agreement and in any event, in compliance with Section 2.6(d)(i) of the Credit Agreement.

                 (c) Directly or indirectly make, acquire, carry or maintain any Investment, or become or remain bound by any agreement to make, acquire, carry or maintain any Investment, except as otherwise permitted under the Credit Agreement.

                 (d) Directly or indirectly create, incur, assume, guarantee or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt or any Accommodation Obligation, except as otherwise permitted under the Credit Agreement.

                 (e) Enter or agree to enter into any transaction with any Affiliate of the Borrower or of any Subsidiary of the Borrower except (i) under the Loan Documents or (ii) subject to Section 5.3(k) of the Credit Agreement, in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Subsidiary and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than those readily available to the Borrower or such Subsidiary in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.

                 (f) Directly or indirectly (v) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or any other equity, ownership or profit interests, (w) purchase, redeem or otherwise acquire for value any shares of any class of capital stock of, or other equity, ownership or profit interests in, the Borrower or any of its Subsidiaries or any warrants, rights or options to acquire any such shares or interests, now or hereafter outstanding, (x) enter into any agreement restricting the ability of any Subsidiary of the Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders, (y) agree to or permit any amendment or modification of, or change in, any of the terms of agreements governing Subordinated Debt, or (z) pay, prepay, redeem, or purchase or otherwise acquire any Subordinated Debt, or make any deposit to provide for the payment of any Subordinated Debt when due, or exchange any Subordinated Debt, or give any notice in respect thereof, except as otherwise permitted under the Credit Agreement.

                 (g) Merge or consolidate with or into or enter into any agreement to merge or consolidate with or into any Person, or acquire any ownership interest in any assets, business or Person, except as otherwise permitted under the Credit Agreement.

                 (h) Engage in any business or activity other than those permitted under the Credit Agreement.

                 (i) Directly or indirectly (or permit any ERISA Affiliate directly or indirectly to) (i) terminate any Plan subject to Title IV of ERISA so as to result in liability to the Borrower or any ERISA Affiliate in excess of $10,000,000; (ii) permit any ERISA Event to exist; (iii) make a complete or partial withdrawal (within the meaning of ERISA
Section 4201) from any Multiemployer Plan so as to result in liability to the Borrower or any ERISA Affiliate in excess of $10,000,000; or (iv) permit the total Unfunded Pension Liabilities (using the actuarial assumptions utilized by the PBGC) for all Pension Plans (other than Pension Plans which have no Unfunded Pension Liabilities) to exceed $10,000,000.

                 (j) Cause, permit or suffer any Subsidiary to become or remain subject to any contractual obligation that in any manner limits or restricts its right to pay dividends or make distributions, whether in cash or in property, to its stockholders or to make loans or sell assets to the Borrower or any of its Subsidiaries or to enter into any other lawful transaction with the Borrower or any of its Subsidiaries, except limitations and restrictions set forth in the Loan Documents.

                 (k) Make or suffer to exist any Investment in IMS (other than the shares of IMS' capital stock held by the Borrower on February 8, 1996 and any shares of stock issued in respect of stock dividends thereon or stock splits thereof), purchase or hold any Debt of IMS or issue or maintain any Accommodation Obligation of a Debt of IMS or, unless effected in accordance with
Section 5.3(e) of the Credit Agreement, sell any asset to IMS or enter into or suffer to exist any other agreement or transaction with IMS (other than (i) the Stockholder Agreement dated as of May 10, 1995, (ii) the Shareholder Agreement dated as of May 17, 1995, (iii) the Asset Transfer Agreement dated as of June 30, 1994, (iv) the Connections Partner Membership Agreement dated as of June 30, 1994, (v) the Corporate Services Agreement dated as of May 1, 1995, (vi) the Tax Sharing Agreement dated as of April 1, 1995 and (vii) the Joint Sales Agency Agreement as referred to in an internal memorandum of the Borrower dated October 3, 1995, each between IMS and the Borrower, and the performance of the Borrower's obligations and exercise of its rights under such agreements).

                 (l) In respect of any license agreement under which any Loan Party is the licensee and which is material to the conduct of such Loan Party's business, agree to any prohibition of or restriction on the creation of a security interest in any right of such Loan Party thereunder, other than, in the case only of any such license agreement that relates to any intellectual property not previously licensed to the Borrower or any of its Subsidiaries, such restrictions on the creation of a security interest as such Loan Party is required, in its commercially reasonable judgment, to accept.

                 5. The Borrower's Adjusted EBITDA as of the most recent Fiscal Quarter End Date for the four Fiscal Quarters then ended is $______________________, which is in compliance with Section 5.1(a) of the Credit Agreement. Supporting calculations in reasonable detail are attached hereto.

                 6. The Borrower's ratio of (i) Total Debt determined as of the most recent Fiscal Quarter End Date plus the net aggregate maximum contingent liability of the Borrower in respect of Permitted Stock Transactions (except any liability which the Borrower has the unconditional right or option to discharge by delivery of its common stock) determined as of such day by marking each such Permitted Stock Transaction to market, to (ii) Adjusted EBITDA for the four Fiscal Quarters then ended is ____/1.0, which is in compliance with Section 5.1(b) of the Credit Agreement. Supporting calculations in reasonable detail are attached hereto.

                 7. The Borrower's Fixed Charge Coverage Ratio as of the most recent Fiscal Quarter End Date is ____/1.0, which is in compliance with
Section 5.1(c) of the Credit Agreement. Supporting calculations in reasonable detail are attached hereto.

                 8. The sum of Cash, Permitted Cash Investments and Loan Availability is $__________________, which is in compliance with Section 5.1(d) of the Credit Agreement. Supporting calculations in reasonable detail are attached hereto.

                 The foregoing certifications are made and delivered this ____ day of __________, _____.

                                            Very truly yours,

                                            CADENCE DESIGN SYSTEMS, INC.



       By:
          -------------------------------------
                                                     Name:
                                                     Title:

                                   EXHIBIT E-2

                                     FORM OF
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

                              Dated        ,

                  Reference is made to the Revolving Credit Agreement, dated as of April 11, 1996, among Cadence Design Systems, Inc., a Delaware corporation, the financial institutions signatory thereto as Lenders, and Credit Lyonnais, a bank organized under the laws of the Republic of France, acting through its New York Branch, as Agent for the Lenders (as amended, modified and supplemented to date, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                                                         (the  "Assignor")  and
                               (the "Assignee") agree as follows:

                  1. Subject to Section 3 below, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, [all] [a portion] of Assignor's Pro Rata Share as is in effect on the Effective Date (as defined Section 4 below), equal to
          % of the Advances owing to the Assignor on the Effective Date.

                  2. The Assignor: (i) represents and warrants that, as of the date hereof, its commitment to extend credit under the Credit Agreement (without giving effect to assignments thereof which have not yet become
effective) is $                 ; (ii) makes no representation or warranty and
assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, or the creation, perfection, priority or enforceability of any Lien or the existence, nature, value or sufficiency of any Collateral; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower or any Subsidiary of the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1(g) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its address for notices the office set forth beneath its name on the signature pages hereof[; and (vii) attaches (A) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, payments under the Credit Agreement or the other Loan Documents are exempt from the United States of America withholding tax, or are subject to such tax at a reduced rate under an applicable tax treaty, a properly completed and executed Internal Revenue Service Form 4224 or 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's entitlement to such exemption or reduced rate with respect to all such payments, or (B) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, such an exemption or reduced rate of tax is not allowable with respect to payments under the Credit Agreement and the other Loan Documents, a statement of the Assignee indicating that no such exemption or reduced rate is allowable with respect to such payments].1/

                  4.     The effective date of this Assignment and Acceptance
shall be              ,       or the date on which the Agent accepts this
Assignment and Acceptance, whichever is later (the "Effective Date").1/ Following the execution of this Assignment and Acceptance it will be delivered to the Agent for acceptance and recording by the Agent. Concurrent with such delivery there shall be delivered to Agent the fee of $2,500 provided for in
Section 8.7(a) of the Credit Agreement. If the Agent shall fail to accept this Assignment and Acceptance prior to the expiration of ___ days after the date hereof, this Assignment and Acceptance shall be without force and effect for any purpose, and the Assignor shall remain the owner of the interest in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents otherwise intended to be sold hereby.

                  5. Upon acceptance and recording by the Agent and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement [and cease to be a party thereto].1/
- -------------------------
3. Insert if the Assignee is organized under the laws of a jurisdiction outside the United States of America.

2. Such date shall be at least 5 Business Days after the execution of this Assignment and Acceptance.

3. Insert if Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement.

                  6. From and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                  7.     The assignment by the Assignor hereunder is expressly
conditioned upon payment by the Assignee to the Assignor of $                ,
which equals the principal amount of the Assignee's ratable share of all Advances which are outstanding on the Effective Date under the Credit Agreement and which are being assigned hereby; provided, however, that with respect to the
Eurodollar Rate [Advance] [Advances] made by the Lenders on                ,
      in an aggregate principal amount of                        Dollars
($            ) and having an interest period ending on               ,      ,
the payment by the Assignee of the Assignee's ratable share of such Advance
shall be made on               ,       (or such earlier date that such Advance
shall be refinanced) [add additional description for other Eurodollar Rate Advances]. The Assignor shall be entitled to receive and retain all interest accruing on such Eurodollar Rate Advance[s] up to the [respective] date[s] on which Assignee makes payment for such Advance[s] (or refinancing thereof).

                  8.       Miscellaneous.

                                Indemnity. Except to the extent the Assignor is entitled to and receives indemnification from some other Person, the Assignee agrees to indemnify and hold harmless the Assignor from and against any and all losses, costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the performance by the Assignee of any obligation assumed by the Assignee under this Assignment and Acceptance.

                                Notices. Notices shall be given under this Assignment and Acceptance in the manner set forth in the Credit Agreement. The addresses for notice shall be those set forth below the respective signatures of the Assignor and the Assignee on this Agreement.

                                Headings. Headings are for reference only and are to be ignored in interpreting this Assignment and Acceptance.

                                GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                Entire Agreement. This Assignment and Acceptance embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof.

                                Further Assurances.  The Assignor and the
         Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in furtherance of the transactions contemplated by this Assignment and Acceptance.

                                Counterparts. This Assignment and Acceptance may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below shall constitute a single binding agreement.

                  9. Retained Fees. Notwithstanding any other provision of this Assignment and Acceptance or the Credit Agreement, the Assignor shall be entitled to retain for its own account any fees that may be payable to the Assignor in a capacity other than as a Lender, including, to the extent applicable, as Agent.

                  10.    Schedule 1.  From and after the Effective Date,
Schedule 1 to the Credit Agreement shall be amended and revised in the form attached to this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Acceptance Agreement by their duly authorized officers as of the date first above written.

                                            [NAME OF ASSIGNOR]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            Notice Address:





                                            [NAME OF ASSIGNEE]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            Notice Address:

Accepted this      day of

                ,

CREDIT LYONNAIS
  as Administrative Agent



By:
    -------------------------------
    Name:
    Title:

                                   SCHEDULE 1

                                   SCHEDULE A

                                 PLEDGED SHARES

              Stock Issuer                Jurisdiction   Class of Stock   Stock Certificate   Par Value     Number    Percentage of
              ------------                ------------   --------------          No(s).       ---------   of Shares    Outstanding
                                                                                -------                   ---------       Shares
                                                                                                                          ------
               DOMESTIC:

Seeley Properties, Inc.                 California           Common                                                       100%

               FOREIGN

Cadence Design Systems S.A.             France               Common                                                       100%

Cadence Design Systems AB               Sweden               Common                                                       100%

Cadence Design Systems S.r.l.           Italy                Common                                                       100%

Cadence Design Systems GmbH             Germany              Common                                                       100%

Cadence Design Systems K.K.             Japan                Common                                                      92.75%

Cadence Taiwan, Inc.                    Taiwan               Common                                                       100%

Cadence Design Systems Asia Ltd.        Hong Kong            Common                                                       100%

Cadence Korea Ltd.                      Korea                Common                                                       100%

Cadence Design Systems, Ltd.            United Kingdom       Common                                                       100%

Cadence Design Systems (Canada) Ltd.    Canada               Common                                                       100%

                                   SCHEDULE B

                             CHIEF EXECUTIVE OFFICE
                                       AND
                                 OTHER LOCATIONS

CADENCE DESIGN SYSTEMS, INC.

Corporate Headquarters:

555 River Oaks Parkway
San Jose, CA  95134

ALTA GROUP

555 N. Mathilda Avenue
Sunnyvale, CA 94086

R&D CENTERS

San Jose, CA


San Diego, CA


SEELEY PROPERTIES, INC.

Corporate Headquarters:

555 River Oaks Parkway
San Jose, CA  95134

DESIGN FACTORIES

Rancho Bernardo, CA


Chelmsford, MA


Taiwan, R.O.C.


RIVER OAKS PLACE ASSOCIATES, L.P.

Corporate Headquarters:

555 River Oaks Parkway
San Jose, CA 95134






United Kingdom


India

DOMESTIC SALES OFFICES

9057 Soquel Drive
Building A. Suite G
Aptos, CA  95003

1919 Addison Street
Suite 303
Berkeley, CA  94704

327 Hillcrest
Encinitas, CA  92024

2601 Main Street
Suite 400
Irvine, CA  92714

5220 Pacific Concourse Drive
Suite 160
Los Angeles, CA  90045

9805 Scranton Road
Suite 250
San Diego, CA  92121-1756

555 River Oaks Parkway
Sales- MS 1A1
San Jose, CA  95134

555 N. Mathilda Avenue
Sunnyvale, CA  94086

23431 Via Alondra
Trabuco Canyon, CA  92673

23931 Capistrano Ct.
Valencia, CA  91355

1155 Kelly Johnson Blvd.
Suite 111
Colorado Springs, CO 80920

13949 West Colfax Avenue
Bldg. 1. Suite 140
Golden, CO  80401

100 Rialto Place
Suite 210
Melbourne, FL  32901

7380 Sandlake Road
Suite 380
Orlando, FL  32819

1881 Calmar Street N.W.
Palm Bay, FL  32907

636 Bremerhaven Street N.W.
Palm Bay, FL  32907

1200 North Federal Highway
Suite 200
Boca Raton, FL  33432

1117 Perimeter Center West
Fifth Floor East
Atlanta GA  30338

8410 West Bryn Mawr Avenue, Suite 400
Chicago, IL  60631

1100 East Woodfield Road
Suite 334
Schaumburg, IL  60173

1310 Wakarusa Drive
Suite A
Lawrence, KS  66049

270 Billerica Road
Chelmsford, MA  01824

2700 Billerica Road
Chelmsford, MA  01824

6760 Alexander Bell Drive
Suite 140
Columbia, MD  21046

17370 North Laurel Park Drive, Suite 400E
Livonia, MI  48152

8 Pine Tree Drive
Suite 280
Arden Hills, MN  55112-2744

2276 Highcrest RD, MS 4241
Roseville, MN  55113

c/o UNISYS Corp. MS 4241
P.O. Box 64942
Saint Paul, MN  55164-0942

117 Edinburgh South
Suite 100
Cary, NC  27511

547 Amherst Street
Nashua, NH  03063

333 Thornall Street
Edison, NJ  08837

140 Iroquois Avenue
Oakland, NJ  07436

Pine West 2
Albany, NY  12205

300 Westage Business Center
Suite 340
Fishkill, NY  12524

212 Sterling Place
Highland, NY  12528

200 Broadhollow Road
Suite 207
Melville, NY  11747

50 Charles Lindbergh Blvd
Suite 400
Uniondale, NY  11553

7979 Victor-Pittsford Road
Victor, NY  14564

25000 Great Northern Corporate Center, Suite 300
North Olmsted, OH  44070

9525 S.W. Gemini Drive
Beaverton, OR  97008

107 Hilltop Drive
Downington, PA  19355

336 Minor Street
Emmaus, PA  18049

320 Abbey Lane
Lansdale, PA  19446

One Tower Bridge
100 Front Street, Ste 250
W. Conshohocken, PA 19428

8911 Capital of Texas Hwy
Suite 1200
Austin, TX  787591416 FM-550
Forney, TX  75126

2100 W. Northwest Hwy #1082
Grapevine, TX  76092

5215 N. O'Connor Road
Suite 1000
Irving, TX  75039-3712

11400 S.E. 8th Street
Suite 320
Bellevue, WA  98004

4811 West Parkview Drive
Mequon, WI  53092

INTERNATIONAL SALES OFFICES

60 Columbia Way, Ste 300
Markham, Ontario L3R 0C9
Canada

1130 Morrison Drive
Suite 240
Ottawa, Ontario K2H-9N6

Cadence China Limited
Room 999 Ritan Office Bldg
A15 Guang Hua Road
Chaoyang District, Beijing 100020

Batiment Avenir
18 Rue Grange Dame Rose - BP 128
Velizy - CEDEX, Paris 78140

Kirschbaumweg 26a
Cologne, D-50996
Germany

Richard Reitzner Allee 8
Building H2
D-85540 Haar
Munich, Germany

SDF A-1, Noida Export Processing Zone
DSC Road
Noida-201305
Ghaziabad, UP, India

Ackerstein Bldg
103 Medinat Hayehudim St.
P.O.B. 12027
Herzlia, 46766 Israel

Centro Direzionale Colleoni
Palazzo Orione Ingresso 3
Viale Colleoni 17
Agrate Brianza (MI), 20041
Italy

Milanofiori-Strada
7 Palazzo R/2
20089 Rozzano
Milan, 20089 Italy

17 Fl., Yuwha Bldg., 23-7
Yoido-dong,
Yuongdungpo-gu
Seoul, Korea

World Commerce Centre
11 Canton Road Room 1109
Harbor City
Tsimshatsui, Kowloon
Hong Kong

Bruistensingel 380
5232 AE's-Hertogenbosch
Benelux, Netherlands

Shin-Osaka Ueno Toyo-Bldg
7-4-17- Nishi-Nakajima
Yodogawa-ku, Osaka 532
Japan - CKK

Sumitomo Fudosan Shin Yokohama Bldg
2-5-5 Shin Yokohama
Kohoku-ku, Yokohama 222
Japan

C/O Firma Progress
Room 411
Projezd Cherepanovykh 54
Moscow, 125183 Russia

Cadence Design Systems (S) Pte Ltd
77 Science Park Drive,
#03-15/16
CINTECH III, Singapore Science Park
Singapore 0511

Torshamsngatan 39
S-164 40 KISTA
Stockholm, Sweden

Hertistrasse 29/Postfach
Wallisellen Zurich, CH-8304
Switzerland

2F No 7, R&D 2nd Road
Science Based Industrial Park
Hsinchu City
Taiwan, R.O.C.

Bagshot Road
Bracknell, Berkshire RG12 3PH
United Kingdon

Bagshot Road
Bracknell, Berkshire RG12 3PH
United Kingdom

NVision
9 Wemyss Place
Edinburgh, Scotland
EH3 6DH
United Kingdom

Magdalen Centre
The Oxford Science Park
Oxford, OX4 4GA
United Kingdom

                                   SCHEDULE C

                                   TRADE NAMES

None.

                                   SCHEDULE D

                           RESTRICTIONS ON COLLATERAL

None.

                                   SCHEDULE E

                               TAXPAYER ID NUMBER


Cadence Design Systems, Inc.: No. 77-0148231

Seeley Properties, Inc.:   Applied For

                               BORROWER SCHEDULES

                                 SCHEDULE 4.1(d)

                              LIST OF SUBSIDIARIES

                                                                                Number of      Number
                                                                                  Shares      of Shares    Cadence's Percentage
                                                                   Authorized    Owned by     Owned  by        Ownership of
                Issuer             Jurisdiction   Class of Stock     Shares       Cadence      Others       Outstanding Shares
                ------             ------------   --------------     ------       -------      ------       ------------------
DOMESTIC CORPORATIONS:

Redwood Design Automation, Inc.     California        Common          TBD           TBD            0                   100%
(Inactive)

Cadence Puerto Rico, Inc.            Delaware         Common          TBD           TBD            0                   100%
(Inactive)

Simon Software, Inc.                California        Common          TBD           TBD            0                   100%
(Inactive)

Seeley Properties, Inc.             California        Common         75,000        75,000          0                   100%

Integrated Measurement Systems,
Inc.                                 Oregon          Common       15,000,000     3,709,000    2,990,853          55.366473%


DOMESTIC NON-CORPORATIONS

River Oaks Place Assoc., L.P.       California          N/A           N/A           N/A           (1)                   99%

Telos Venture Partners, L.P.        California          N/A           N/A           N/A           (1)                 82.5%

- ------------------------
    (6) 1% General Partner is Seeley Properties, Inc.; Cadence is 99% Limited Partner.

    (7) 16.5% Limited Partner is Bruce Bourbon; 1% General Partner is Telos Management LLC; Cadence is 82.5% Limited Partner.

                                                                                Number of      Number
                                                                                  Shares      of Shares    Cadence's Percentage
                                                                   Authorized    Owned by     Owned  by        Ownership of
                Issuer             Jurisdiction   Class of Stock     Shares       Cadence      Others       Outstanding Shares
                ------             ------------   --------------     ------       -------      ------       ------------------


Telos Management L.L.C.            California          N/A            N/A           N/A           (1)                  99%


           FOREIGN

Cadence International Sales
Corp.                              USVI                TBD            TBD           TBD           TBD                 100%

Valid Europe S.A.                  Belgium             TBD            TBD           TBD           TBD

Cadence Design Systems AG          Switzerland         TBD            TBD           TBD           TBD                 100%

Cadence Design Systems S.A.        France            Common           TBD          90,162          0                  100%

Cadence Design Systems AB          Sweden              TBD            TBD           TBD           TBD                 100%

Cadence Design Systems S.r.l.      Italy               TBD            TBD           TBD           TBD                 100%

Accent S.r.l.                      Italy               TBD            TBD           TBD           TBD                  51%

Cadence Design Systems B.V.        The
                                   Netherlands         TBD            TBD           TBD           TBD                 100%

Cadence Design Systems GmbH        Germany             TBD            TBD           TBD           TBD                 100%

Redwood Design Automation, Ltd.    United
                                   Kingdom           Common           TBD           TBD           TBD                 100%

Cadence Design Systems K.K.        Japan             Common           TBD          47,000        7.25%              92.75%

Cadence Taiwan, Inc.               Taiwan            Common           TBD           TBD           TBD                 100%

Cadence Design Systems Asia
Limited                            Hong Kong         Common           TBD           TBD           TBD                 100%

Cadence China Limited              Hong Kong         Common           TBD           TBD           TBD                 100%

- --------------------

 (8) Managing Member (with 1% interest) is Bruce Bourbon; Cadence holdings 99% membership interest.

                                                                                Number of      Number
                                                                                  Shares      of Shares    Cadence's Percentage
                                                                   Authorized    Owned by     Owned  by        Ownership of
                Issuer             Jurisdiction   Class of Stock     Shares       Cadence      Others       Outstanding Shares
                ------             ------------   --------------     ------       -------      ------       ------------------

Cadence Design Systems (S)
Pte Ltd.                           Singapore          Common          TBD           TBD           TBD              100%

Cadence Korea Ltd.                 Korea              Common          TBD           TBD           TBD              100%

Cadence Design Systems (India)
Private Ltd.                       India              Common          TBD           TBD           TBD              100%

Cadence Design Systems, Ltd.       United             Common          TBD           TBD           TBD              100%
                                   Kingdom

Cadence Design Systems
(Israel) Ltd.                      Israel             Common          TBD           TBD           TBD              100%

Valid Export Services Ltd.         Barbados           Common          TBD           TBD           TBD              100%
(Inactive)

UVW, Ltd.                          United             Common          TBD           TBD           TBD              100%
(Inactive) Kingdom

Cadence Design Systems             Canada             Common          TBD           TBD           TBD              100%
(Canada) Ltd.

Valid Export Services Ltd.         Barbados           Common          TBD           TBD           TBD              100%
(Inactive)

                                 SCHEDULE 4.1(e)

                         LIST OF GOVERNMENTAL APPROVALS

         None.

                                 SCHEDULE 4.1(q)

                              LIST OF ERISA MATTERS

         None.

                                 SCHEDULE 4.1(j)

                                   LITIGATION

         1. Please refer to Part I, Item 3 of the Company's Form 10-K for the fiscal year ending December 30, 1995 for a description of the pending case regarding Avant! Corporation and certain other litigation matters.

         2. In June 1994, Pragmatic C Software made a demand against Cadence for royalties allegedly due Pragmatic C in connection with software sublicensing agreements for three Pragmatic C programs. Cadence attempted to resolve this dispute; however, Cadence's efforts were unsuccessful. Pragmatic C commenced an arbitration proceeding at the beginning of 1995. The arbitration hearings are currently scheduled for April 16-18, 1996. Management believes that this dispute will be resolved at that time, and that this matter will not have a material adverse impact on Cadence.

         3. In March 1993, Synopsys filed a lawsuit against Cadence, alleging that two of its employees had used Synopsys trade secrets to develop Cadence's "Leapfrog" product. Both employees had served as independent contractors to a third company, Zycad, from whom Synopsys had purchased its competing software product known as "VSS". Cadence and Synopsys entered into a tentative confidential settlement agreement in March 1996. Management believes that this dispute will be resolved in the second quarter of 1996, and that this matter will not have a material adverse impact on Cadence.

                                 SCHEDULE 4.1(o)

                             LIST OF BUSINESS LINES

1. Please refer to Part I Item 1 of the Company's Form 10-K for the fiscal year ending December 30, 1995.

                                 SCHEDULE 4.1(p)

                          LIST OF ENVIRONMENTAL MATTERS

1) Company entered into a Voluntary Cleanup Agreement, dated February 23, 1996 ("DTSC Agreement), with the State of California Environmental Protection Agency, Department of Toxic Substances Control ("DTSC") concerning property located at 2655 Seely Road, County of Santa Clara, San Jose, California 95134 (the "Property"). A Phase II Environmental Assessment performed by Levine-Fricke indicated the soil was contaminated with certain hazardous substances regarding which certain response activities were performed. The purpose of the DTSC Agreement was to obtain DTSC review and approval of such activities and resulting site conditions. The DTSC has completed its review and approval of conditions at the site. By letter dated April 1, 1996, the DTSC made the determination that no further action was necessary with respect to the investigation and remediation of hazardous substances at the site.

2) Prior to the development of the Property, the following reports were prepared by Levine-Fricke in connection with investigating, remediating and evaluating conditions and potential health risks at the Property:

         (a) Phase I Environmental Site Assessment, Seely Avenue Site, dated March 29, 1990.

         (b) Work Order Number 3, Work Plan for Phase III Site Investigation, Tank Removal, Soil Excavation, and Risk Assessment, dated May 16, 1990.

         (c) Report on Removal of Three Underground Fuel Storage Tanks at the Seely Avenue Site, 691 Montague Expressway, dated July 31, 1990.

         (d) Revised Phase II Environmental Site Investigation, Seely Avenue Site, dated December 6, 1990.

         (e) Revised Preliminary Endangerment Assessment, Seely Avenue Site, dated April 11, 1991.

                                 SCHEDULE 4.1(t)

                         LIST OF UNDISCLOSED LIABILITIES

         None.

                                 SCHEDULE 5.2(h)

                        LIST OF TAXES AND LIENABLE ITEMS

         Valid Europe S.A. is currently disputing certain taxes asserted by Administration des Contributions Directes, the taxing authority in Belgium.

                                 SCHEDULE 5.3(c)

                               LIST OF INVESTMENTS

         CADENCE DESIGN SYSTEMS, INC.: CONSOLIDATED INVESTMENTS

INVESTMENTS IN JOINT VENTURES:

Telos Venture Partners, LP                                           $ 1,500,000

SICAN GmbH                                                               500,000
                                                                     -----------
                                                                     $ 2,000,000
OTHER INVESTMENTS

Thinking Machines                                                    $     1,420

Wang                                                                       4,356
                                                                     -----------
                                                                     $     5,776
DEPOSITS:

Japan                                                                $ 2,877,104

Korea                                                                    695,390
                                                                     -----------
                                                                     $ 3,572,494

MINORITY INTERESTS:

Cadence Design Systems KK (92.75%)                                   $ 1,481,020

Integrated Measurement Systems, Inc. (55%)                            10,609,279
                                                                     -----------

                                                                     $12,090,299


INVESTMENTS IN SUBSIDIARIES LISTED IN SCHEDULE 4.1(D)

                                 SCHEDULE 5.3(d)

                                 LIENS AND DEBTS

         CADENCE DESIGN SYSTEMS, INC.:  LIENS

                  CALIFORNIA - SECRETARY OF STATE

            File 87215345, 9/2/87, Equitable Life Leasing Corporation, particular equipment described; Amendment UCC-2 File 87215345A0 dated 9/6/88; Continuation UCC-2 File 87215345A1 dated 7/20/92.

            File 88037529, 2/18/88, Equitable Life Leasing Corporation, particular equipment described; Amendment UCC-2 File 88037529A0 dated 9/6/88; Continuation UCC-2 File 88037529A1 dated 1/15/93.

            File 91043855, 3/7/91, Comdisco, Inc., particular equipment described.

            File 91156573, 7/23/91, Comdisco, Inc., particular equipment described.

            File 91202357, 9/17/91, Forsythe/McArthur Associates, Inc., particular equipment described.

            File 91223368, 10/16/91, Hewlett Packard Company, particular equipment described.

            File 91225855, 10/21/91, Comdisco, Inc., particular equipment described.

            File 91236418, 11/4/91, Hewlett-Packard Company, particular equipment described.

            File 92077146, 4/16/92, Hewlett-Packard Company, particular equipment described.

            File 92202951, 9/18/92, Hewlett-Packard Company, particular equipment described.

            File 92224145, 10/20/92, Comdisco, Inc., assignee IBJ Schroder Leasing Corporation, particular equipment described.

            File 92225622, 10/22/92, Comdisco, Inc., particular equipment described.

            File 92235316, 11/6/92, Comdisco, Inc., particular equipment described.

            File 92240191, 11/6/92, Hewlett-Packard Company, particular equipment described.

            File 92240194, 11/6/92, Hewlett-Packard Company, particular equipment described.

            File 92240202, 11/6/92, Hewlett Packard Co., particular equipment described.

            File 92241886, 11/9/92, Hewlett-Packard Co., particular equipment described.

            File 92249420, 11/25/92, Comdisco, Inc., particular equipment described.

            File 93025549, 2/4/93, Hewlett-Packard Co., particular equipment described.

            File 93052405, 3/15/93, Sun Microsystems Finance, Inc., assignee International Leasing Corp., particular equipment described.

            File 93052406, 3/15/93, Sun Microsystems Finance, Inc., assignee International Leasing Corp., particular equipment described.

            File 93066639, 4/2/93, Hewlett-Packard Co., particular equipment described.

            File 93069741, 4/6/93, Hewlett-Packard Co., particular equipment described.

            File 93078596, 4/19/93, Sun Microsystems Finance, Inc., assignee International Leasing Corp., particular equipment described.

            File 93124883, 6/21/93, Sun Microsystems Finance, Inc., assignee International Leasing Corp., particular equipment described.

            File 93124884, 6/21/93, Sun Microsystems Finance, Inc., assignee International Leasing Corp., particular equipment described.

            File 93168684, 8/18/93, Hewlett-Packard Co., particular equipment described.

            File 93168685, 8/18/93, Hewlett-Packard Company, particular equipment described.

            File 93169332, 8/19/93, Hewlett-Packard Company, particular equipment described.

            File 94119655, 6/13/94, Hewlett-Packard Company, particular equipment described.

            File 94178467, 9/2/94, Comdisco, Inc., particular equipment described.

            File 9433260222, 11/3/94, Hewlett-Packard Company, particular equipment described.

     CALIFORNIA - SANTA CLARA COUNTY

     No filings.

     TEXAS - SECRETARY OF STATE

            File 93-161482, 8/18/93, Hewlett-Packard Company, particular equipment described.

     MASSACHUSETTS - SECRETARY OF THE COMMONWEALTH

     1. File 180581, 8/18/93, Hewlett-Packard Company, particular equipment described.

     CADENCE DESIGN SYSTEMS, INC.: CONSOLIDATED DEBTS

LONG TERM OBLIGATIONS:

Capital Leases - Cadence Inc.                                             58,000

Capital Leases - IMS                                                      55,000

Capital Leases - Cadence, KK                                           1,506,000
                                                                      ----------
                                                                      $1,619,000

     SEELEY PROPERTIES, INC.: LIENS

             CALIFORNIA - SECRETARY OF STATE

             No filings as of 3/7/96.

             CALIFORNIA - SANTA CLARA COUNTY

             No filings as of 3/7/96.

     SEELY PROPERTIES, INC.: LIENS

             CALIFORNIA - SECRETARY OF STATE

             No filings as of 3/6/96.

             CALIFORNIA - SANTA CLARA COUNTY

             No filings as of 3/12/96.

RIVER OAKS PLACE ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP:  LIENS

             CALIFORNIA - SECRETARY OF STATE

             No filings as of 3/12/96.

             CALIFORNIA - SANTA CLARA COUNTY (related debt repaid in December, 1995: liens to be removed)

                   File 10437156, 2/28/90, The Prudential Insurance Company of America, Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents.

                   File 10437157, 2/28/90, The Prudential Insurance Company of America, Assignment of Lessor's Interest in Leases.

                   File 10816077, 2/25/91, The Prudential Insurance Company of America, Amendment to Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents.

     VALID LOGIC SYSTEMS:  LIENS

             CALIFORNIA - SECRETARY OF STATE

                   File 86166332, 6/30/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 File 86166332A0 dated 3/22/91.

                   File 86166333, 6/30/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86166333A0 dated 3/22/91.

                   File 86166334, 6/30/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86166334A0 dated 3/22/91.

                   File 86232884, 9/15/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86232884A0 dated 4/4/91.

                   File 86232885, 9/15/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86232885A0 dated 3/22/91.

                   File 86232886, 9/15/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86232886A0 dated 3/22/91.

                   File 86232887, 9/15/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86232887A0 dated 3/22/91.

                   File 86232888, 9/15/86, Equitable Life Leasing Corporation, particular equipment described; Continuation UCC-2 86232888A0 dated 3/22/91.

                   File 91107572, 5/15/91, SPCC, Inc., particular equipment described.

                   File 91165873, 7/30/91, Hewlett Packard Company, particular equipment described.

                   File 91217088, 10/7/91, Hewlett Packard Company, particular equipment described.

                   File 91241628, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241629, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241630, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241631, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241632, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241633, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241634, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

                   File 91241635, 11/13/91, El Camino Resources, Ltd., assignee Heritage/Pullman Bank and Trust Company, particular equipment described.

             CALIFORNIA - SANTA CLARA COUNTY

             No filings as of 3/26/96.


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